OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                      Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2009 through December 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                            [Logo]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


                             Pioneer Bond VCT Portfolio -- Class I and II Shares





                                                                   ANNUAL REPORT


                                                               December 31, 2009



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  24

  Notes to Financial Statements                                         29

  Report of Independent Registered Public
    Accounting Firm                                                     33

  Approval of Investment Advisory Agreement                             34

  Trustees, Officers and Service Providers                              37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[The following data is represented by a pie chart in the printed materials.]

U.S. Corporate Bonds                                                    41.2%
U.S. Government Securities                                              30.2%
Collateralized Mortgage Obligations                                     13.9%
Senior Floating Rate Loans                                               7.0%
Asset Backed Securities                                                  3.4%
Convertible Corporate Bonds                                              0.8%
Municipal Bonds                                                          0.8%
Temporary Cash Investments                                               0.7%
Preferred Stocks                                                         0.7%
Sovereign Issue                                                          0.5%
Foreign Government Bonds                                                 0.4%
Warrants                                                                 0.2%
U.S. Common Stocks                                                       0.2%

Quality Distribution
(As a percentage of total investment in securities)

[The following data is represented by a pie chart in the printed materials.]

AAA                                                                      1.6%
AA                                                                       3.3%
A                                                                       11.6%
BBB                                                                     21.8%
BB                                                                      11.9%
B & Lower                                                                4.7%
Treasury/Agency                                                         45.1%

Five Largest Holdings
(As a percentage of total long-term holdings)*

1.     Fannie Mae-Aces, 6.3%,
         4/25/19                                                2.05%
2.     U.S. Treasury Notes, 4.5%,
         8/15/39                                                1.49
3.     U.S. Treasury Bonds, 6.25%,
         8/15/23                                                1.41
4.     U.S. Treasury Bonds, 3.125%,
         5/15/19                                                1.10
5.     U.S. Treasury Bonds, 4.5%,
         11/15/10                                               1.02

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09

Prices and Distributions

Net Asset Value per Share     12/31/09       12/31/08
  Class I                     $ 11.39        $ 10.24
  Class II                    $ 11.39        $ 10.24

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/09 - 12/31/09           Income         Capital Gains     Capital Gains
  Class I                   $ 0.6033       $  -              $  -
  Class II                  $ 0.5763       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data is represented by a line chart in the printed materials.]

                 Pioneer Bond         Pioneer Bond        Barclays Capital
                VCT Portfolio,        VCT Portfolio,         Aggregate
                   Class I              Class II             Bond Index
12/99               10,000               10,000                10,000
                    11,179               11,151                11,163
12/01               11,993               11,933                12,105
                    12,927               12,831                13,347
12/03               13,351               13,218                13,894
                    13,821               13,649                14,497
12/05               14,183               13,973                14,849
                    14,848               14,591                15,493
12/07               15,820               15,508                16,572
                    15,720               15,372                17,440
12/09               18,484               18,030                18,475

The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2009)

------------------------------------
             Class I     Class II*
------------------------------------
10 Years      6.34%       6.07%
5 Years       5.99%       5.72%
1 Year       17.58%      17.29%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Performance for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 7/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/09        $ 1,088.10       $ 1,086.72
       Expenses Paid During Period*            $     3.26       $     4.58

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 7/1/09       $ 1,000.00       $ 1,000,00
       Ending Account Value on 12/31/09        $ 1,022.08       $ 1,020.82
       Expenses Paid During Period*            $     3.16       $     4.43

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

Credit-related fixed-income securities staged a sharp turnaround during 2009, recovering substantially after the crisis in credit markets had pulled down corporate bond prices in 2008. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the 12 months ended December 31, 2009. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q:   How did the Pioneer Bond VCT Portfolio perform during 2009?

A: The Portfolio performed well. Pioneer Bond VCT Portfolio's Class I shares returned 17.58% at net asset value over the 12 months ended December 31, 2009, and Class II shares returned 17.29%. During the same period, the Portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (the Barclays Aggregate Index), returned 5.93%, while the average return of the 37 variable portfolios in Lipper's Corporate Debt, A-rated Underlying category was 13.75%. On December 31, 2009, the standardized 30-day SEC yield on the Portfolio's Class I shares was 4.78%.

Q: What were the principal factors affecting Portfolio performance during the 12 months ended December 31, 2009?

A: The Portfolio's emphasis on credit securities, including investment-grade and high-yield corporate bonds, was the main factor in its strong performance relative both to the Barclays Aggregate Index and to the Lipper peer group. Bond markets changed direction in 2009, as investors willingly took on more credit risk. Lower-rated securities substantially outperformed Treasuries and other high-grade bonds in 2009, reversing the trends of 2008, when higher-quality securities produced the best returns.

     Several factors were responsible for the turnabout, which occurred despite lackluster growth trends in the general economy. First, the widening of yield differences -- or spreads -- between lower-rated bonds and government and other higher-rated securities had reached 50-year peaks by the end of 2008, and corporate bonds were selling at very cheap valuations. Investment-grade corporate securities, for example, were priced as if bond default rates would approach Great Depression-era levels. Second, with their low-interest-rate monetary policies, the U.S. Federal Reserve (the
     Fed) and the central banks of other major economies incentivized investors to accept more credit risk in return for greater yields. Third, major banking institutions had been successful in raising new capital, which directly strengthened their balance sheets and indirectly encouraged investors to return to asset classes they had abandoned in 2008 during the credit crisis.

     The market for credit-related securities, both high-yield and investment-grade debt, bottomed in November and December of 2008, and then began to recover. The early weeks of 2009 produced uneven results, but credit-exposed fixed-income securities began recovering sharply in March, followed by a surge in equity prices. Over the full year ended December 31, 2009, the lower the credit rating, the better the performance. For example, the Bank of America/ Merrill Lynch High Yield Master II Index, which measures the performance of lower-quality (high-yield) securities, generated a 57.51% return over the 12-month period, while the Barclays Capital Government Bond Index, which tracks higher-quality, government-related issues, fell by 2.20%. As a result, by the end of 2009, those investors who had held credit-related investments consistently throughout both the dramatic downturn of 2008 and the subsequent resurgence in 2009 finished the year with positive performance.

Q:   What were your principal investment strategies for the Portfolio in 2009?

A: We had positioned the Portfolio to benefit from an upturn in credit securities, believing that their prices throughout 2008 offered tremendous value. In addition, we believed the Fed's monetary policy, combined with the federal government's stimulus programs, would lead to an economic recovery. We began increasing the Portfolio's investments in corporate debt, both investment-grade and high-yield, as early as the summer and fall of 2008, and continued to add to credit-sensitive positions in early 2009. The tactic proved successful, as corporate bonds produced robust returns during 2009. In addition, we moved the Portfolio from an underweighted to an overweighted position, relative to the benchmark Barclays Aggregate Index, in bonds of financial corporations, focusing on higher-quality institutions, including Goldman Sachs, JPMorgan Chase, U.S. Bancorp, Met Life and Travelers. At the same time, we increased the Portfolio's holdings in corporate bonds issued by industrials and materials companies that stood to benefit from an economic recovery.

     At December 31, 2009, approximately 16.6% of Portfolio assets were invested in high-yield corporate bonds (rated BB and lower), with another 33.4% invested in investment-grade debt

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (rated either BBB or A). Government securities, primarily government agency mortgage-backed securities, represented 45.5% of the Portfolio's net assets, a decline from the allocations in those securities at the start of 2009. The Portfolio's average credit quality stood at A at the end of 2009(1), while the average effective duration of the Portfolio was 4.23 years, slightly less than that of the Barclays Aggregate Index.

     (1) Average Credit Quality is an asset weighted average of the higher rating of the fixed income securities, cash, and cash equivalents in the Fund as provided by Moody's or S&P. The rating also includes securities that have not been rated by either of the rating agencies, which has the effect of reducing the overall average. Source: Wilshire Axiom.

Q: What types of investments most affected the Portfolio's performance during the 12 months ended December 31, 2009?

A: The Portfolio's overweighting of credit-sensitive securities was the primary factor in its strong performance relative to the Barclays Aggregate Index. Holdings in BBB-rated corporate debt, as well as high-yield bond exposure helped returns significantly, both because of the higher yields they offered and because of the price appreciation that occurred as the market for corporate securities rebounded. In addition, the Portfolio's underweighted position in government securities added to relative returns.

     Among individual holdings, notable contributions to Portfolio results came from investments in securities of Glencore International, a commodity trading firm based in Switzerland; and Lear, a producer of seating and electronic systems for the automotive market. Lear's debt rose in value as the company emerged from bankruptcy protection. Securities of two real estate-related corporations also added to the Portfolio's performance:
     Forest City Enterprises and Australia-based Westfield Finance.

     Even during a period of strong performance, the Portfolio did have some investments that detracted from results, including securities of CIT, a commercial lending firm that filed for bankruptcy, and Kingsway America, an auto insurer based in Canada that specializes in non-standard coverage for high-risk drivers. We eventually eliminated the positions in CIT.

Q:   What is your investment outlook?

A: As we enter 2010, we think corporate debt securities still are modestly undervalued compared to historical norms. We also think the economy should continue to get a boost from the effects of the U.S. government's monetary and fiscal stimulus programs, which should help sustain the general recovery and the improvement in corporate earnings. In this environment, we think credit-sensitive securities should outperform government bonds, although we do believe the level of absolute returns will almost certainly fall short of 2009's results. In addition, we think global growth should provide the U.S. with expansion opportunities, as the dollar's weakened competitiveness should allow for some export growth.

     Going forward, we intend to continue to favor corporate bonds and non-agency mortgage-backed securities, two groups which we think offer superior potential on a total return basis. At the same time, with the effects of the Fed's zero-interest-rate policy still being felt, we expect to keep the Portfolio's interest-rate positioning neutral; and we anticipate maintaining an underweighted exposure to government agency mortgages, which appear expensive in relation to historical trends.




Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------

                       Floating      S&P/Moody's
 Principal             Rate (d)      Ratings
Amount ($)             (unaudited)   (unaudited)                                                                   Value
                                                   CONVERTIBLE CORPORATE BONDS - 0.8%
                                                   Energy - 0.4%
                                                   Coal & Consumable Fuels - 0.2%
  195,000                            BB-/NR        Massey Energy Co., 3.25%, 8/1/15                             $170,381
                                                                                                                --------
                                                   Oil & Gas Drilling - 0.2%
  100,000                            BBB+/Baa2     Transocean Sedco, 1.625%, 12/15/37                           $ 99,000
                                                                                                                --------
                                                   Total Energy                                                 $269,381
                                                                                                                --------
                                                   Banks - 0.1%
                                                   Regional Banks - 0.1%
   95,000                            A/A3          National City Corp., 4.0%, 2/1/11                            $ 96,781
                                                                                                                --------
                                                   Total Banks                                                  $ 96,781
                                                                                                                --------
                                                   Telecommunication Services - 0.3%
                                                   Integrated Telecommunication Services - 0.3%
  189,000                            B+/B1         Qwest Communications International, Inc., 3.5%, 11/15/25     $196,088
                                                                                                                --------
                                                   Total Telecommunication Services                             $196,088
                                                                                                                --------
                                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                                   (Cost $439,066)                                              $562,250
                                                                                                                --------
    Shares
                                                   PREFERRED STOCKS - 0.7%
                                                   Diversified Financials - 0.6%
                                                   Diversified Financial Services - 0.6%
      475                                          Bank of America Corp., 7.25%, 12/31/49                       $418,000
                                                                                                                --------
                                                   Total Diversified Financials                                 $418,000
                                                                                                                --------
                                                   Insurance - 0.1%
                                                   Life & Health Insurance - 0.1%
    4,800                                          Delphi Financial Group, Inc., 7.376%, 5/15/37                $ 85,440
                                                                                                                --------
                                                   Total Insurance                                              $ 85,440
                                                                                                                --------
                                                   TOTAL PREFERRED STOCKS
                                                   (Cost $455,877)                                              $503,440
                                                                                                                --------
                                                   COMMON STOCK - 0.2%
                                                   Automobiles & Components - 0.2%
                                                   Auto Parts & Equipment - 0.2%
    2,631                                          Lear Corp. *                                                 $177,961
                                                                                                                --------
                                                   Total Automobiles & Components                               $177,961
                                                                                                                --------
                                                   TOTAL COMMON STOCK
                                                   (Cost $71,585)                                               $177,961
                                                                                                                --------
 Principal
Amount ($)
                                                   ASSET BACKED SECURITIES - 3.4%
                                                   Materials - 0.1%
                                                   Steel - 0.1%
  45,464                             AA+/Aa1       Master Asset Backed Securities Trust, 0.67375%, 5/25/35      $ 42,607
                                                                                                                --------
                                                   Total Materials                                              $ 42,607
                                                                                                                --------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                                Value
                                           Consumer Services - 0.5%
                                           Restaurants - 0.5%
 100,000                     BBB-/Baa3     Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37                        $   85,706
 155,000                     BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                           117,800
 200,000                     BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)                    168,992
                                                                                                                   ----------
                                           Total Consumer Services                                                 $  372,498
                                                                                                                   ----------
                                           Banks - 2.3%
                                           Thrifts & Mortgage Finance - 2.3%
 100,000       0.33          AAA/Ba3       Carrington Mortgage Loan Trust, Floating Rate Note, 10/25/36            $   76,228
  86,605       0.38          B/Ba2         Carrington Mortgage Loan Trust, Floating Rate Note, 8/25/36                 62,452
  44,131       0.63          AAA/Aa1       Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35                 37,186
 190,000       0.74          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 11/25/35        158,290
 161,279       5.07          AAA/Aaa       Countrywide Asset Backed Certificates, Floating Rate Note, 12/25/35        153,001
 307,878       0.58          AAA/Baa2      Countrywide Asset Backed Certificates, Floating Rate Note, 5/25/29         284,310
  65,000       0.65          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 8/25/35          55,219
 155,721       0.65          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 8/25/35         148,892
 229,767       0.52          AAA/Aaa       FBR Securitization Trust, 2.76188%, 9/25/35                                213,166
  33,363       0.42          A/B1          First Franklin Mortgage Loan Asset Backed Certificate, Floating Rate
                                           Note, 3/25/36                                                               22,050
  10,690       0.77          AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificate, Floating Rate
                                           Note, 9/24/34                                                                9,208
  23,633       0.34          AAA/A2        Fremont Home Loan Trust, Floating Rate Note, 2/25/36                        23,057
  25,307       0.49          AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                   24,831
  55,241       0.66          A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                    53,115
  50,206       0.60          AAA/Aaa       GSAMP Trust, Floating Rate Note, 8/25/36                                    48,530
 133,165                     BBB/Baa3      Local Insight Media Finance LLC, 5.88%, 10/23/37                            62,588
  58,287       0.29          B/A2          Morgan Stanley Capital, Inc., Floating Rate Note, 12/25/36                  53,820
   1,778       0.64          AA+/Aa2       Morgan Stanley Capital, Inc., Floating Rate Note, 3/25/35                    1,766
  27,570                     AAA/Aa2       Morgan Stanley IXIS Real Estate, 1.445%, 11/25/36                           27,058
 138,216       0.48          AAA/Aa2       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                             128,933
                                                                                                                   ----------
                                                                                                                   $1,643,700
                                                                                                                   ----------
                                           Total Banks                                                             $1,643,700
                                                                                                                   ----------
                                           Diversified Financials - 0.5%
                                           Consumer Finance - 0.2%
  30,898       0.35          AAA/Aa2       Nomura Home Equity Trust, Floating Rate Note, 3/25/36                   $   30,366
 100,000       0.67          AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                               78,531
                                                                                                                   ----------
                                                                                                                   $  108,897
                                                                                                                   ----------
                                           Diversified Financial Services - 0.2%
  27,000       0.67          AA/Aa2        Asset Backed Securities Corp., Floating Rate Note, 4/25/35              $   25,114
 110,000                     AA/NR         DT Auto Owner Trust, 5.92%, 10/15/15                                       110,363
  37,679       0.47          AAA/Aaa       JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35                 33,878
                                                                                                                   ----------
                                                                                                                   $  169,355
                                                                                                                   ----------
                                           Investment Banking & Brokerage - 0.0%
 110,000       0.39          CCC/Caa3      MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                          $   42,499
                                                                                                                   ----------
                                           Specialized Finance - 0.1%
  70,000       0.63          AAA/Aaa       SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                           $   66,682
                                                                                                                   ----------
                                           Total Diversified Financials                                            $  387,433
                                                                                                                   ----------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $2,627,880)                                                       $2,446,238
                                                                                                                   ----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                        Value
                                           COLLATERALIZED MORTGAGE OBLIGATIONS - 13.8%
                                           Commercial Services & Supplies - 0.1%
                                           Diversified Support Services - 0.1%
    67,816                   AAA/NR        CW Capital Cobalt, Ltd., 5.174%, 8/15/48                        $   68,478
                                                                                                           ----------
                                           Total Commercial Services & Supplies                            $   68,478
                                                                                                           ----------
                                           Banks - 7.9%
                                           Thrifts & Mortgage Finance - 7.9%
   180,322                   NR/Aaa        Banc of America Alternative Loan Trust, 5.5%, 9/25/33           $  179,730
   140,000     5.00          AAA/Aa1       BCAP LLC 2006-RR1 PB, Floating Rate Note, 11/25/36                 138,292
   200,000                   NR/Aa1        Chase Mortgage Finance Corp., 5.5%, 5/25/35                        184,742
   217,006                   CCC/Caa1      Chase Mortgage Finance Corp., 5.5%, 5/25/37                        196,933
    80,432                   AAA/AAA       Countrywide Alternative Loan Trust, 5.0%, 7/25/18                   79,225
    65,000                   AAA/Aa2       Countrywide Alternative Loan Trust, 5.125%, 3/25/34                 60,587
   124,262                   BBB/Ba1       Countrywide Home Loan Mortgage, 4.5%, 9/25/35                       90,882
    50,000                   NR/Baa3       Countrywide Home Loan Mortgage, 5.5%, 9/25/35                       46,165
   350,000                   AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41        336,614
   121,159                   AAA/Aaa       GMAC Mortgage Corp Loan Trust, 5.5%, 11/25/33                      123,185
   175,000                   AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                   186,643
    72,366     0.63          NR/Aaa        Impac CMB Trust, Floating Rate Note, 11/25/35                       50,656
    27,534     1.03          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34         24,596
   116,696     0.58          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36          89,399
   100,000                   AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                    98,531
   200,000                   AAA/Aaa       JPMorgan Mortgage Trust, 4.5%, 8/25/19                             192,825
   230,882                   AAA/Aa3       JPMorgan Mortgage Trust, 6.0%, 8/25/34                             209,886
   272,334                   AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                      233,952
    76,047                   AAA/Aaa       Master Asset Securitization Trust, 5.5%, 11/25/33                   76,691
   122,877                   BB-/Ba3       Residential Funding Mortgage Securities I, 5.5%, 11/25/35          116,400
   250,000     5.54          A+/A3         SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                     44,450
    60,000                   NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36                                    61,050
    40,000                   AA/Aa2        TSRAR 2006-1 B, 5.7467%, 10/15/36                                   37,600
   315,000                   AAA/Aaa       TSTAR 2006-1A A, 5.668%, 10/15/36                                  299,250
   590,862                   AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.368%, 8/15/41           590,068
   400,000                   AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41          382,775
63,431,406     0.15          AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, Floating Rate Note,
                                           6/15/45                                                            108,441
   124,907                   AAA/Aaa       WAMU Mortgage Pass-Through Certificate, 4.5%, 8/25/18              121,192
   170,569     0.46          AAA/Aa1       WAMU Mortgage Pass-Through Certificate, Floating Rate Note,
                                           4/25/45                                                            125,475
   100,000                   AAA/Aaa       WBCMT 2003-C9 B, 5.109%, 12/15/35                                   89,127
   167,030                   AAA/NR        Wells Fargo Mortgage Backed Securities, 5.0%, 11/25/20             164,524
   145,516                   NR/Baa3       Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21              137,513
    75,975                   AAA/Aaa       Wells Fargo Mortgage Backed Securities, 5.25%, 12/25/33             75,726
    47,911                   NR/Ba2        Wells Fargo Mortgage Backed Securities, 5.5%, 11/25/35              44,529
   195,308                   AAA/A1        Wells Fargo Mortgage Backed Securities, 5.5%, 5/25/35              194,518
   172,434     3.25          AAA/Aaa       Wells Fargo Mortgage Backed Securities, Floating Rate Note,
                                           9/25/34                                                            165,048
   116,164     4.58          AAA/Aaa       WFMBS 2003-N-1A1, Floating Rate Note, 12/25/33                     115,755
   263,000     4.76          AAA/Aaa       WFMBS 2004-L A6, Floating Rate Note, 7/25/34                       261,004
                                                                                                           ----------
                                                                                                           $5,733,979
                                                                                                           ----------
                                           Total Banks                                                     $5,733,979
                                                                                                           ----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                            Value
                                           Diversified Financials - 2.3%
                                           Diversified Financial Services - 2.1%
  202,816                    AAA/A1        Banc of America Mortgage Securities, Inc., 4.75%, 10/25/20         $   196,732
  375,000                    AAA/NR        Banc of America Mortgage Securities, Inc., 5.0%, 8/25/33               370,910
   61,332                    AAA/NR        Banc of America Mortgage Securities, Inc., 5.75%, 1/25/35               60,661
  130,000      6.28          NR/Aaa        Chase Commercial Mortgage Securities Corp., Floating Rate Note,
                                           2/12/16                                                                135,551
  119,000                    NR/A1         Citicorp Mortgage Securities, 5.5%, 4/25/35                            113,403
  123,360                    NR/A2         CMSI 2006-1 3A1, 5.0%, 2/25/36                                         107,518
  150,000                    AA/Aa2        Crown Castle Towers LLC, 4.878%, 6/15/35                               151,500
  155,000                    NR/Aa2        Crown Castle Towers LLC, 5.362%, 11/15/36                              158,875
   10,285                    AAA/Aaa       First Horizon Mortgage Pass-Through Trust, 5.0%, 3/25/18                10,336
  149,426                    CCC/NR        JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                         105,533
   29,091                    AAA/Aaa       Morgan Stanley Capital I, 5.25%, 12/25/17                               28,663
   10,611                    AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                                  9,824
   53,105                    B/Ba2         RALI 2005-QA10 A41, 5.7412%, 9/25/35                                    34,103
                                                                                                              -----------
                                                                                                              $ 1,483,609
                                                                                                              -----------
                                           Investment Banking & Brokerage - 0.2%
  160,000                    AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42         $   159,225
9,071,712                    AAA/Aaa       MSDWC 2000-1345 X, 0.7259%, 9/3/15                                      37,651
                                                                                                              -----------
                                                                                                              $   196,876
                                                                                                              -----------
                                           Total Diversified Financials                                       $ 1,680,485
                                                                                                              -----------
                                           Real Estate - 0.3%
                                           Mortgage Real Estate Investment Trusts - 0.3%
  237,058                    AAA/Aaa       CS First Boston Mortgage Security, 3.5%, 7/25/18                   $   226,506
   30,659                    AA/Aa2        CS First Boston Mortgage Security, 7.0%, 5/25/32                        17,632
                                                                                                              -----------
                                                                                                              $   244,138
                                                                                                              -----------
                                           Total Real Estate                                                  $   244,138
                                                                                                              -----------
                                           Government - 3.2%
1,364,729                    AAA/Aaa       Fannie Mae-Aces, 6.3%, 4/25/19                                     $ 1,472,680
   23,684                    NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                                   24,048
  150,000                    AAA/Aaa       Freddie Mac, 3.8%, 1/15/18                                             153,907
   92,203                    AAA/Aaa       Freddie Mac, 5.0%, 8/15/35                                              96,076
  250,000                    AAA/Aaa       Freddie Mac, 5.5%, 2/15/33                                             263,430
  268,998                    AAA/Aaa       Freddie Mac, 5.5%, 7/15/28                                             273,655
   31,398                    AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                              31,685
                                                                                                              -----------
                                           Total Government                                                   $ 2,315,481
                                                                                                              -----------
                                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                           (Cost $10,385,929)                                                 $10,042,561
                                                                                                              -----------
                                           CORPORATE BONDS - 41.4%
                                           Energy - 5.4%
                                           Integrated Oil & Gas - 0.4%
   60,000                    BBB+/Baa1     Marathon Oil Corp., 5.9%, 3/15/18                                  $    63,200
  215,000                    BBB+/Baa2     Petro-Canada, 4.0%, 7/15/13                                            221,972
                                                                                                              -----------
                                                                                                              $   285,172
                                                                                                              -----------
                                           Oil & Gas Drilling - 0.5%
  380,000                    BBB+/Baa2     Transocean Sedco, 1.5%, 12/15/37                                   $   366,700
                                                                                                              -----------

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                 Value
                                           Oil & Gas Equipment & Services - 0.5%
 100,000       3.52          NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)     $   79,000
 195,000                     BBB+/Baa1     Weatherford International, Ltd., 9.625%, 3/1/19             243,107
                                                                                                    ----------
                                                                                                    $  322,107
                                                                                                    ----------
                                           Oil & Gas Exploration & Production - 0.7%
 135,000                     BBB/Baa2      Canadian Natural Resources, 5.9%, 2/1/18                 $  145,085
  60,000                     BB/Ba3        Chesapeake Energy Corp., 9.5%, 2/15/15                       65,850
  50,000                     BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                       53,375
 128,834                     BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                    131,250
 100,000                     BBB-/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                    97,750
  65,000                     BBB-/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                      66,625
                                                                                                    ----------
                                                                                                    $  559,935
                                                                                                    ----------
                                           Oil & Gas Refining & Marketing - 0.7%
 200,000                     BBB/Baa2      Spectra Energy Capital, 6.2%, 4/15/18                    $  212,403
 210,000                     BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19                        249,774
                                                                                                    ----------
                                                                                                    $  462,177
                                                                                                    ----------
                                           Oil & Gas Storage & Transportation - 2.6%
  50,000                     BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                    $   49,686
  90,000                     BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                          93,234
 220,000                     BBB/Baa2      DCP Midstream Partners LP, 9.75%, 3/15/19                   270,700
 125,000                     B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                     119,375
 250,000                     BBB/Baa2      Kinder Morgan Energy Partners LP, 5.95%, 2/15/18            264,804
 250,000                     BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                    271,721
 250,000                     BBB-/Baa3     Plains All America Pipeline LP, 6.125%, 1/15/17             262,591
 265,000                     BBB+/A3       Questar Pipeline Co., 5.83%, 2/1/18                         270,284
 275,000       7.20          BB/Ba1        Southern Union Co., 7.2%, 11/1/66                           235,125
  50,000                     BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                   53,169
                                                                                                    ----------
                                                                                                    $1,890,689
                                                                                                    ----------
                                           Total Energy                                             $3,886,780
                                                                                                    ----------
                                           Materials - 2.8%
                                           Aluminum - 0.4%
 285,000                     B-/Caa1       Novelis, Inc., 7.25%, 2/15/15                            $  271,463
                                                                                                    ----------
                                           Construction Materials - 0.0%
  30,000                     BBB/Baa2      Holcim, Ltd., 6.0%, 12/30/19 (144A)                      $   31,227
                                                                                                    ----------
                                           Diversified Metals & Mining - 0.8%
 135,000                     BBB/Baa1      Anglo American Capital Plc, 9.375%, 4/8/14               $  161,992
 200,000                     BBB+/Baa1     Rio Tinto Finance Plc, 8.95%, 5/1/14                        239,660
 120,000                     BB+/Ba2       Teck Resources, Ltd., 10.25%, 5/15/16                       139,800
                                                                                                    ----------
                                                                                                    $  541,452
                                                                                                    ----------
                                           Fertilizers & Agricultural Chemicals - 0.8%
 350,000                     BBB/Baa2      Agrium, Inc., 6.75%, 1/15/19                             $  378,386
 220,000                     A-/Baa1       Potash Corp. Saskatchewan, 4.875%, 3/1/13                   232,360
                                                                                                    ----------
                                                                                                    $  610,746
                                                                                                    ----------
                                           Specialty Chemicals - 0.3%
 155,000                     BBB-/Baa3     Cytec Industries, Inc., 8.95%, 7/1/17                    $  183,848
                                                                                                    ----------

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                Value
                                           Steel - 0.5%
 260,000                     BBB/Baa3      ArcelorMittal, Inc., 6.125%, 6/1/18                     $  268,277
  80,000                     BBB/Baa2      Commercial Metals Co., 7.35%, 8/15/18                       85,290
                                                                                                   ----------
                                                                                                   $  353,567
                                                                                                   ----------
                                           Total Materials                                         $1,992,303
                                                                                                   ----------
                                           Capital Goods - 3.1%
                                           Aerospace & Defense - 0.6%
 190,000                     A/A2          Boeing Co., 5.125%, 2/15/13                             $  203,082
 215,000                     BB/Ba2        Esterline Technologies Corp., 6.625%, 3/1/17               209,625
                                                                                                   ----------
                                                                                                   $  412,707
                                                                                                   ----------
                                           Building Products - 0.2%
 220,000       6.72          B-/BBB-       C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49     $  155,065
                                                                                                   ----------
                                           Construction & Farm Machinery & Heavy Trucks - 0.0%
  65,000                     BBB/Baa3      Cummins, Inc., 6.75%, 2/15/27                           $   62,512
                                                                                                   ----------
                                           Electrical Component & Equipment - 0.8%
 205,000                     BB+/Ba2       Anixter International Corp., 5.95%, 3/1/15              $  192,188
 395,000                     B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                            384,631
                                                                                                   ----------
                                                                                                   $  576,819
                                                                                                   ----------
                                           Industrial Conglomerates - 0.4%
 215,000                     BBB-/Baa2     Tyco Electronics Group SA, 6.55%, 10/1/17               $  222,302
  40,000                     BBB+/Baa1     Tyco International Finance SA, 8.5%, 1/15/19                48,310
                                                                                                   ----------
                                                                                                   $  270,612
                                                                                                   ----------
                                           Industrial Machinery - 0.3%
 160,000                     BBB+/Baa1     Ingersoll-Rand Global Holding, 9.5%, 4/15/14            $  191,190
                                                                                                   ----------
                                           Trading Companies & Distributors - 0.8%
  50,000                     BB-/Ba2       Ace Hardware Corp., 9.125%, 6/1/16 (144A)               $   52,938
 340,000                     BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                        320,254
 210,000                     BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                 214,846
                                                                                                   ----------
                                                                                                   $  588,038
                                                                                                   ----------
                                           Total Capital Goods                                     $2,256,943
                                                                                                   ----------
                                           Commercial Services & Supplies - 0.3%
                                           Office Services & Supplies - 0.3%
 225,000                     A/A1          Pitney Bowes, Inc., 5.6%, 3/15/18                       $  236,434
                                                                                                   ----------
                                           Total Commercial Services & Supplies                    $  236,434
                                                                                                   ----------
                                           Transportation - 1.1%
                                           Railroads - 1.1%
  75,000                     BBB/Baa1      Burlington Santa Fe Corp., 7.0%, 2/1/14                 $   85,117
 135,000                     BBB/Baa1      Burlington Santa Fe Corp., 5.75%, 3/15/18                  143,404
 235,000                     B+/B2         Kansas City Southern Mexico, 7.625%, 12/1/13               231,475
 305,000                     BBB/Baa2      Union Pacific Corp., 5.7%, 8/15/18                         319,486
                                                                                                   ----------
                                                                                                   $  779,482
                                                                                                   ----------
                                           Total Transportation                                    $  779,482
                                                                                                   ----------
                                           Consumer Durables & Apparel - 0.4%
                                           Household Appliances - 0.4%
 255,000                     BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13                           $  262,582
                                                                                                   ----------
                                           Total Consumer Durables & Apparel                       $  262,582
                                                                                                   ----------

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                        Value
                                           Consumer Services - 0.6%
                                           Education Services - 0.6%
 165,000                     AAA/Aaa       Leland Stanford Junior University, 4.75%, 5/1/19                $  167,099
 150,000                     AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                       154,238
 105,000                     AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37                      109,511
                                                                                                           ----------
                                                                                                           $  430,848
                                                                                                           ----------
                                           Total Consumer Services                                         $  430,848
                                                                                                           ----------
                                           Media - 0.8%
                                           Broadcasting - 0.3%
 165,000                     BBB+/Baa1     Grupo Telivisa SA, 6.0%, 5/15/18 (144A)                         $  166,029
  40,000                     BBB+/Baa1     News America, Inc., 5.65%, 8/15/20 (144A)                           41,650
                                                                                                           ----------
                                                                                                           $  207,679
                                                                                                           ----------
                                           Cable & Satellite - 0.5%
 100,000                     BBB+/Baa1     British Sky Broadcasting Group Plc, 6.1%, 2/15/18 (144A)        $  105,934
 135,000                     BBB+/Baa1     Comcast Corp., 5.3%, 1/15/14                                       144,085
  50,000                     BBB/Baa2      Time Warner Cable, Inc., 8.25%, 4/1/19                              59,555
  35,000                     BBB/Baa2      Time Warner Cable, Inc., 8.75%, 2/14/19                             42,657
                                                                                                           ----------
                                                                                                           $  352,231
                                                                                                           ----------
                                           Total Media                                                     $  559,910
                                                                                                           ----------
                                           Retailing - 0.2%
                                           Specialty Stores - 0.2%
 115,000                     B/B3          Sally Holdings LLC, 9.25%, 11/15/14 (144A) (b)                  $  119,313
                                                                                                           ----------
                                           Total Retailing                                                 $  119,313
                                                                                                           ----------
                                           Food, Beverage & Tobacco - 2.0%
                                           Agricultural Products - 0.4%
 250,000                     A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                             $  265,086
                                                                                                           ----------
                                           Brewers - 0.7%
 140,000                     BBB+/Baa2     Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (144A)     $  163,911
 280,000                     BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)                           298,127
                                                                                                           ----------
                                                                                                           $  462,038
                                                                                                           ----------
                                           Distillers & Vintners - 0.4%
 265,000                     BB/Ba3        Constellation Brands, Inc., 8.375%, 12/15/14                    $  282,225
                                                                                                           ----------
                                           Soft Drinks - 0.4%
 280,000                     A/A2          Bottling Group LLC, 5.0%, 11/15/13                              $  302,759
                                                                                                           ----------
                                           Tobacco - 0.1%
 100,000                     BBB/Baa1      UST, Inc., 5.75%, 3/1/18                                        $   97,518
                                                                                                           ----------
                                           Total Food, Beverage & Tobacco                                  $1,409,626
                                                                                                           ----------
                                           Health Care Equipment & Services - 0.7%
                                           Health Care Facilities - 0.4%
 247,190                     BB-/B2        HCA, Inc., 9.625%, 11/15/16                                     $  267,583
  25,000                     BB/Ba3        HCA, Inc., 8.5%, 4/15/19                                            26,938
                                                                                                           ----------
                                                                                                           $  294,521
                                                                                                           ----------
                                           Managed Health Care - 0.3%
 195,000                     A-/Baa1       United Health Group, Inc., 4.875%, 2/15/13                      $  204,021
                                                                                                           ----------
                                           Total Health Care Equipment & Services                          $  498,542
                                                                                                           ----------

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                Value
                                           Pharmaceuticals & Biotechnology - 0.5%
                                           Biotechnology - 0.5%
 335,000                     BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                         $  355,803
                                                                                                   ----------
                                           Total Pharmaceuticals & Biotechnology                   $  355,803
                                                                                                   ----------
                                           Banks - 5.0%
                                           Diversified Banks - 1.1%
 220,000                     A/Baa1        Barclays Plc, 6.05%, 12/4/17                            $  223,894
 250,000                     AA-/Aa2       BNP Paribas SA, 1.34438%, 4/27/17                          238,093
 200,000                     A-/Aa3        Credit Agricole SA, 8.375%, 12/13/49                       212,000
 100,000                     A/A2          Industrial Bank of Korea, 7.125%, 4/23/14                  111,829
                                                                                                   ----------
                                                                                                   $  785,816
                                                                                                   ----------
                                           Regional Banks - 3.9%
 250,000                     BBB+/A2       American Express Bank FSB, 5.5%, 4/16/13                $  266,482
 150,000                     BBB+/A3       KeyBank NA, 5.8%, 7/1/14                                   145,997
 150,000                     BBB+/Baa1     Keycorp, 6.5%, 5/14/13                                     154,821
 145,000                     A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                       148,823
 250,000                     A/A2          PNC Bank NA, 6.0%, 12/7/17                                 253,783
 100,000       8.25          BBB/Baa2      PNC Funding Corp., Floating Rate Note, 5/29/49             101,048
 250,000                     A-/Baa1       Sovereign Bancorp, 8.75%, 5/30/18                          288,872
 490,000                     BBB+/A3       State Street Capital, 8.25%, 3/15/42                       501,863
 500,000                     BBB+/A2       US Bancorp, 6.189%, 4/15/49                                401,874
 210,000                     AA-/Aa3       Wachovia Bank NA, 6.0%, 11/15/17                           219,816
 350,000                     A-/Ba1        Wells Fargo & Co., Floating Rate Note, 12/29/49            339,500
                                                                                                   ----------
                                                                                                   $2,822,879
                                                                                                   ----------
                                           Total Banks                                             $3,608,695
                                                                                                   ----------
                                           Diversified Financials - 6.8%
                                           Asset Management & Custody Banks - 0.3%
 205,000                     A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                        $  211,990
                                                                                                   ----------
                                           Consumer Finance - 2.0%
 335,000                     BB+/B2        American General Finance, Inc., 6.9%, 12/15/17          $  232,609
 305,000                     A+/A1         American Honda Finance Corp., 6.7%, 10/1/13 (144A)         333,996
 285,000                     BB/Baa2       Capital One Capital VI, 8.875%, 5/15/40                    303,525
 200,000                     A/A2          Caterpillar Financial, 7.05%, 10/1/18                      228,941
 415,000       4.00          BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                     333,556
                                                                                                   ----------
                                                                                                   $1,432,627
                                                                                                   ----------
                                           Diversified Financial Services - 0.9%
 565,000                     BBB+/Baa1     JPMorgan Chase & Co., 7.9%, 4/29/49                     $  582,775
  35,219                     BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)         35,906
                                                                                                   ----------
                                                                                                   $  618,681
                                                                                                   ----------
                                           Investment Banking & Brokerage - 1.8%
 915,000       5.79          BBB/A3        Goldman Sachs Capital, Floating Rate Note, 12/29/49     $  709,125
 200,000                     A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                         210,454
 380,000                     A/A2          Morgan Stanley Dean Witter, 6.625%, 4/1/18                 410,844
                                                                                                   ----------
                                                                                                   $1,330,423
                                                                                                   ----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                           Value
                                           Specialized Finance - 1.8%
 295,000                     BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19                             $  288,703
 363,728                     NR/Ba1        Coso Geothermal Power Holdings LLC, 7.0%, 7/15/26 (144A)              321,899
 180,000                     A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18                         187,831
 500,000                     AA+/Aaa       Private Export Funding Corp., 4.375%, 3/15/19                         498,801
                                                                                                              ----------
                                                                                                              $1,297,234
                                                                                                              ----------
                                           Total Diversified Financials                                       $4,890,955
                                                                                                              ----------
                                           Insurance - 3.3%
                                           Insurance Brokers - 0.1%
 115,000                     BB+/B1        Leucadia National Corp., 7.125%, 3/15/17 (144A)                    $  108,675
                                                                                                              ----------
                                           Life & Health Insurance - 1.3%
 110,000                     A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                              $  125,686
 270,000                     BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                         332,485
 270,000                     A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                               270,583
 180,000                     A/Baa2        Prudential Financial, Inc., 5.15%, 1/15/13                            189,356
                                                                                                              ----------
                                                                                                              $  918,110
                                                                                                              ----------
                                           Multi-Line Insurance - 0.5%
 275,000                     BB/Baa3       Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)                   $  211,771
 100,000                     BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                      102,497
  65,000       10.75         BB/Baa3       Liberty Mutual Group, Inc., Floating Rate Note, 6/15/58 (144A)         68,900
                                                                                                              ----------
                                                                                                              $  383,168
                                                                                                              ----------
                                           Property & Casualty Insurance - 0.7%
 365,000                     BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25                    $  335,800
 255,000                     B-/NR         Kingsway America, Inc., 7.5%, 2/1/14                                  145,669
                                                                                                              ----------
                                                                                                              $  481,469
                                                                                                              ----------
                                           Reinsurance - 0.7%
 145,000                     AAA/Aa2       Berkshire Hathway, Inc., 5.0%, 8/15/13                             $  155,919
 370,000                     BBB+/BBB+     Platinum Underwriters HD, 7.5%, 6/1/17                                378,405
                                                                                                              ----------
                                                                                                              $  534,324
                                                                                                              ----------
                                           Total Insurance                                                    $2,425,746
                                                                                                              ----------
                                           Real Estate - 3.1%
                                           Diversified Real Estate Activities - 0.5%
 270,000                     A-/A2         WEA Finance LLC, 7.125%, 4/15/18                                   $  295,201
  40,000                     A-/A2         WEA Finance LLC, 7.5%, 6/2/14 (144A)                                   45,012
                                                                                                              ----------
                                                                                                              $  340,213
                                                                                                              ----------
                                           Diversified Real Estate Investment Trusts - 0.5%
 325,000                     BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14                          $  333,942
                                                                                                              ----------
                                           Office Real Estate Investment Trusts - 0.2%
  50,000                     BBB/Baa2      Mack-Cali Realty LP, 5.125%, 1/15/15                               $   47,789
 100,000                     BBB/Baa2      Mack-Cali Realty LP, 5.125%, 2/15/14                                   95,160
                                                                                                              ----------
                                                                                                              $  142,949
                                                                                                              ----------
                                           Real Estate Operating Companies - 0.4%
 250,000                     B-/B3         Forest City Enterprises, Inc., 6.5%, 2/1/17                        $  190,000
 150,000                     B-/B3         Forest City Enterprises, Inc., 7.625%, 6/1/15                         134,250
                                                                                                              ----------
                                                                                                              $  324,250
                                                                                                              ----------
                                           Retail Real Estate Investment Trusts - 0.3%
 185,000                     AA+/Aa2       Trustreet Properties, Inc., 7.5%, 4/1/15                           $  191,311
                                                                                                              ----------

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                    Value
                                           Specialized Real Estate Investment Trusts - 1.2%
 260,000                     BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                           $  263,786
 150,000                     BBB-/Baa3     Healthcare Realty Trust, Inc., 6.5%, 1/17/17                   148,586
 325,000                     BBB/Baa2      Hospitality Properties Trust, 7.875%, 8/15/14                  335,520
  55,000                     BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)              55,000
  65,000                     BBB-/Ba1      Ventas Realty LP/V, 6.5%, 6/1/16                                62,725
                                                                                                       ----------
                                                                                                       $  865,617
                                                                                                       ----------
                                           Total Real Estate                                           $2,198,282
                                                                                                       ----------
                                           Software & Services - 0.3%
                                           Data Processing & Outsourced Services - 0.3%
 245,000                     B-/Caa1       First Data Corp., 9.875%, 9/24/15                           $  228,463
                                                                                                       ----------
                                           Total Software & Services                                   $  228,463
                                                                                                       ----------
                                           Technology Hardware & Equipment - 0.3%
                                           Computer Storage & Peripherals - 0.1%
  60,000                     BB+/Ba1       Seagate Technology International, 10.0%, 5/1/14             $   66,300
                                                                                                       ----------
                                           Electronic Equipment & Instruments - 0.2%
 135,000                     BBB-/Ba1      Agilent Technologies, Inc., 6.5%, 11/1/17                   $  142,863
                                                                                                       ----------
                                           Total Technology Hardware & Equipment                       $  209,163
                                                                                                       ----------
                                           Semiconductors - 0.3%
                                           Semiconductor Equipment - 0.3%
 200,000                     BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                        $  210,428
                                                                                                       ----------
                                           Total Semiconductors                                        $  210,428
                                                                                                       ----------
                                           Telecommunication Services - 0.4%
                                           Integrated Telecommunication Services - 0.4%
 155,000                     BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                                $  171,210
 130,000                     BB/Ba2        Frontier Communications Corp., 8.25%, 5/1/14                   136,175
  10,000                     BBB/Baa2      Telecom Italia Capital SA, 4.875%, 10/1/10                      10,235
                                                                                                       ----------
                                                                                                       $  317,620
                                                                                                       ----------
                                           Total Telecommunication Services                            $  317,620
                                                                                                       ----------
                                           Utilities - 4.0%
                                           Electric Utilities - 2.7%
 100,000                     BBB+/Baa1     CenterPoint Energy Houston Electric LLC, 7.0%, 3/1/14       $  113,960
  30,000                     A-/Baa1       Commonwealth Edison Co., 6.15%, 9/15/17                         32,490
  90,864                     BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                    85,934
 215,000                     A-/A2         Enel Finance International SA, 5.125%, 10/7/19 (144A)          216,328
  90,000                     BBB+/Baa1     Entergy Gulf States, 5.7%, 6/1/15                               90,126
  90,781                     BB-/Ba2       FPL Energy National Wind, 6.125%, 3/25/19 (144A)                86,093
 126,960                     BB-/Ba2       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                123,151
 200,000                     BBB/Baa2      Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)             216,600
  60,000                     BBB/Baa3      Neveda Power Co., 6.5%, 8/1/18                                  64,295
 465,000                     BBB+/Baa2     NY State Gas and Electric Corp., 6.15%, 12/15/17 (144A)        463,737
  41,669                     NR/WR         Orcal Geothermal, 6.21%, 12/30/20 (144A)                        37,825
 185,000                     BB+/Baa3      Public Service of New Mexico, 7.95%, 5/15/18                   193,658
 225,000                     BBB+/Baa1     West Penn Power Co., 5.95%, 12/15/17                           230,085
                                                                                                       ----------
                                                                                                       $1,954,282
                                                                                                       ----------
                                           Gas Utilities - 0.3%
 255,000                     A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)                      $  225,968
                                                                                                       ----------

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                           Value
                                           Independent Power Producer & Energy Traders - 0.7%
  235,000                    BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                        $   244,988
  140,000                    BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/20/21 (144A)                      132,048
  160,000                    BBB-/Baa3     Panoche Energy Center LLC, 6.88%, 7/31/29 (144A)                      147,803
                                                                                                             -----------
                                                                                                             $   524,839
                                                                                                             -----------
                                           Multi-Utilities - 0.3%
   65,000                    A-/Baa2       Dominion Resources, Inc., 6.4%, 6/15/18                           $    71,001
  160,000                    BB/Ba2        NSG Holdings, Inc., 7.75%, 12/15/25                                   143,200
                                                                                                             -----------
                                                                                                             $   214,201
                                                                                                             -----------
                                           Total Utilities                                                   $ 2,919,290
                                                                                                             -----------
                                           TOTAL CORPORATE BONDS
                                           (Cost $28,004,943)                                                $29,797,208
                                                                                                             -----------
                                           U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.3%
   38,078                    AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/14/18 - 12/1/21        $   386,823
  131,765                    AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                        138,655
  853,008                    AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 1/1/34              912,671
  235,187                    AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 3/1/11 - 7/1/32               253,857
  154,009                    AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22 - 10/1/46              166,936
   14,964                    AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                         16,802
  348,210                    AAA/Aaa       Federal National Mortgage Association, 4.5%, 3/1/37                   369,374
  273,592                    AAA/Aaa       Federal National Mortgage Association, 5.0%, 12/1/17 - 7/1/19         288,159
1,759,145                    AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/17 - 12/1/34       1,872,727
  125,277                    AAA/Aaa       Federal National Mortgage Association, 5.9%, 7/1/28                   134,626
  659,941                    AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/11 - 9/1/34         704,442
  572,657                    AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34          618,570
  101,559                    AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12 - 1/1/32          111,675
    7,023                    AAA/Aaa       Federal National Mortgage Association, 7.5%, 2/1/31                     7,925
  155,564                    AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31          178,542
   11,963                    AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                    13,392
  452,307                    AAA/Aaa       Government National Mortgage Association, 4.5%,
                                           12/15/18 - 4/15/20                                                    472,775
  650,705                    AAA/Aaa       Government National Mortgage Association, 5.0%,
                                           7/15/17 - 9/15/33                                                     684,801
1,037,954                    AAA/Aaa       Government National Mortgage Association, 5.5%,
                                           6/15/17 - 10/15/34                                                  1,096,983
  145,286                    AAA/Aaa       Government National Mortgage Association, 5.72%,
                                           1/15/29 - 10/15/29                                                    154,272
1,961,782                    AAA/Aaa       Government National Mortgage Association, 6.0%,
                                           8/15/13 - 9/15/34                                                   2,093,016
  680,889                    AAA/Aaa       Government National Mortgage Association, 6.5%,
                                           4/15/17 - 1/15/34                                                     734,660
  252,804                    AAA/Aaa       Government National Mortgage Association, 7.0%,
                                           1/15/26 - 5/15/32                                                     281,030
   28,830                    AAA/Aaa       Government National Mortgage Association, 7.5%,
                                           10/15/22 - 1/15/32                                                     32,450
    1,122                    AAA/Aaa       Government National Mortgage Association, 8.0%, 8/20/25                 1,281
   56,171                    AAA/Aaa       Government National Mortgage Association I, 6.0%, 2/15/29              60,006
  147,743                    AAA/Aaa       Government National Mortgage Association II, 5.0%, 12/20/18           155,813
  426,928                    AAA/Aaa       Government National Mortgage Association II, 5.5%, 11/20/34           449,529
  148,285                    AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28            158,274

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                             Value
  480,158                    AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                           12/20/18 - 10/20/34                                                 $   512,109
   12,772                    AAA/Aaa       Government National Mortgage Association II, 6.5%, 8/20/28               13,848
   52,069                    AAA/Aaa       Government National Mortgage Association II, 7.0%,
                                           5/20/26 - 1/20/31                                                        57,754
  189,298                    AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                                219,586
  250,000                    AAA/Aaa       Tennessee Valley Authority, 4.75%, 8/1/13                               269,046
   95,000                    AAA/Aaa       U.S. Treasury Bonds, 3.875%, 5/15/18                                     96,462
  710,000                    AAA/Aaa       U.S. Treasury Bonds, 4.5%, 11/15/10                                     734,712
  555,000                    AAA/Aaa       U.S. Treasury Bonds, 4.5%, 5/15/38                                      543,467
  500,000                    AAA/Aaa       U.S. Treasury Bonds, 5.25%, 11/15/28                                    541,797
  847,000                    AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                   1,011,636
  610,000                    NR/Aaa        U.S. Treasury Notes, 0.875%, 1/31/11                                    611,906
  720,000                    AAA/Aaa       U.S. Treasury Notes, 0.875%, 2/28/11                                    721,744
  710,000                    AAA/Aaa       U.S. Treasury Notes, 1.25%, 11/30/10                                    714,992
  830,000                    AAA/Aaa       U.S. Treasury Notes, 3.125%, 5/15/19                                    786,036
  125,000                    AAA/Aaa       U.S. Treasury Notes, 3.625%, 8/15/19                                    122,891
  440,000                    AAA/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39                                     412,775
  230,000                    AAA/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36                                      226,550
1,093,000                    AAA/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39 (b)                                1,068,237
  500,000                    AAA/Aaa       U.S. Treasury Notes, 6.375%, 8/15/27                                    610,625
                                                                                                               -----------
                                                                                                               $21,826,239
                                                                                                               -----------
                                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                           (Cost $21,242,364)                                                  $21,826,239
                                                                                                               -----------
                                           FOREIGN GOVERNMENT BONDS - 0.4%
  250,000                    AAA/Aaa       Aid-Egypt, 4.45%, 9/15/15                                           $   262,280
                                                                                                               -----------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $242,891)                                                     $   262,280
                                                                                                               -----------
                                           SOVEREIGN ISSUE - 0.5%
  240,000                    NA/Aaa        Financing Corp., 10.35%, 8/3/18                                     $   338,016
                                                                                                               -----------
                                           TOTAL SOVEREIGN ISSUE
                                           (Cost $327,067)                                                     $   338,016
                                                                                                               -----------
                                           MUNICIPAL BONDS - 0.8%
                                           Municipal Higher Education - 0.8%
  275,000                    AAA/Aa3       California State University Revenue, 5.0%, 11/1/39                  $   272,874
  275,000                    AAA/Aaa       Connecticut State Health & Education, 5.0%, 7/1/42                      288,038
                                                                                                               -----------
                                                                                                               $   560,912
                                                                                                               -----------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $540,320)                                                     $   560,912
                                                                                                               -----------
                                           SENIOR FLOATING RATE LOAN INTERESTS - 7.0%**
                                           Energy - 0.2%
                                           Oil & Gas Refining & Marketing - 0.2%
  125,000      0.00          BBB-/Ba2      Pilot Travel Centers LLC, Initial Tranche B Term Loan, 11/24/15     $   125,968
                                                                                                               -----------
                                           Total Energy                                                        $   125,968
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                       Value
                                           Materials - 0.5%
                                           Paper Packaging - 0.5%
  17,583             2.50    B+/B2         Graham Packaging Co., Term B Loan, 10/7/11                       $ 17,342
 175,980             6.75    B+/B2         Graham Packaging Co., Term C Loan, 4/5/14                         177,545
 175,410             3.03    BB/Ba2        Graphic Packaging International, Inc., Incremental Term Loan,
                                           5/16/14                                                           171,025
                                                                                                            --------
                                                                                                            $365,912
                                                                                                            --------
                                           Total Materials                                                  $365,912
                                                                                                            --------
                                           Capital Goods - 0.8%
                                           Aerospace & Defense - 0.3%
 260,200             3.56    B+/Ba3        Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14                    $238,951
                                                                                                            --------
                                           Construction & Farm Machinery & Heavy Trucks - 0.5%
  57,314            10.00    D/Caa1        Accuride Corp., Term Advance Loan, 1/31/12                       $ 57,344
 282,379             6.27    BB-/B2        Oshkosh Corp., Term B Loan, 12/6/13                               282,696
                                                                                                            --------
                                                                                                            $340,040
                                                                                                            --------
                                           Total Capital Goods                                              $578,991
                                                                                                            --------
                                           Commercial Services & Supplies - 0.2%
                                           Environmental & Facilities Services - 0.2%
 195,980             2.23    D/B2          Synagro Technologies, Inc., 1st Lien Term Loan, 4/2/14           $161,683
                                                                                                            --------
                                           Total Commercial Services & Supplies                             $161,683
                                                                                                            --------
                                           Transportation - 0.1%
                                           Air Freight & Couriers - 0.1%
  16,657             3.28    B/Ba2         Ceva Group Plc, Additional Pre-Funded Term Loan, 11/4/13         $ 14,047
  13,358             3.25    B-/B1         Ceva Group Plc, EGL Term Loan, 11/4/13                             11,388
  44,938             3.24    NR/Ba2        Ceva Group Plc, U.S. Term Loan, 11/4/13                            37,786
                                                                                                            --------
                                                                                                            $ 63,221
                                                                                                            --------
                                           Total Transportation                                             $ 63,221
                                                                                                            --------
                                           Automobiles & Components - 0.7%
                                           Auto Parts & Equipment - 0.4%
 262,500             7.50    BB-/Ca        Lear Corp., Closing Date Loan, 10/15/14                          $264,250
                                                                                                            --------
                                           Automobile Manufacturers - 0.1%
  99,616             3.29    B-/Ba3        Ford Motor Co., Tranche B1 Term Loan, 12/15/13                   $ 92,560
                                                                                                            --------
                                           Tires & Rubber - 0.2%
 205,000             2.34    BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14          $190,265
                                                                                                            --------
                                           Total Automobiles & Components                                   $547,075
                                                                                                            --------
                                           Consumer Durables & Apparel - 0.1%
                                           Housewares & Specialties - 0.1%
  45,328             2.75    BB-/Ba2       Jarden Corp., Term B3 Loan, 1/24/12                              $ 44,268
                                                                                                            --------
                                           Total Consumer Durables & Apparel                                $ 44,268
                                                                                                            --------
                                           Consumer Services - 0.3%
                                           Casinos & Gaming - 0.3%
  42,250             6.00    CCC/B3        Fontainebleau Las Vegas, Delayed Draw Term Loan, 6/6/14          $ 15,492
  84,500             6.00    NA/NA         Fontainebleau Las Vegas, Initial Term Loan, 6/6/14                 30,984
  31,515             2.79    BB-/Ba3       Gateway Casinos & Entertainment, Delayed Draw Term Loan,
                                           9/30/14                                                            26,236
 155,593             2.79    BB-/Ba3       Gateway Casinos & Entertainment, Term Advance Loan, 9/30/14       129,531
                                                                                                            --------
                                                                                                            $202,243
                                                                                                            --------
                                           Total Consumer Services                                          $202,243
                                                                                                            --------

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                        Value
                                           Media - 0.6%
                                           Broadcasting - 0.3%
 200,000       2.50          B-/Baa2       Univision Communication, Inc., Initial Term Loan, 9/29/14         $174,500
                                                                                                             --------
                                           Cable & Satellite - 0.3%
 150,000       2.26          B+/B1         Charter Communications, Inc., New Term Loan, 3/5/14               $140,938
  61,995       2.48          B/B1          Knology, Inc., Term Loan, 6/30/12                                   59,308
                                                                                                             --------
                                                                                                             $200,246
                                                                                                             --------
                                           Total Media                                                       $374,746
                                                                                                             --------
                                           Retailing - 0.1%
                                           Internet Retail - 0.1%
  87,429       3.51          BBB-/Ba1      Ticketmaster Corp., Term B Loan, 7/25/14                          $ 86,991
                                                                                                             --------
                                           Total Retailing                                                   $ 86,991
                                                                                                             --------
                                           Household & Personal Products - 0.1%
                                           Household Products - 0.1%
  94,551       8.00          B-/B3         Spectrum Brands, Inc., Dollar Term B Loan, 3/30/13                $ 93,813
   4,875       8.00          B-/B3         Spectrum Brands, Inc., Letter of Credit Loan, 3/30/13                4,837
                                                                                                             --------
                                                                                                             $ 98,650
                                                                                                             --------
                                           Total Household & Personal Products                               $ 98,650
                                                                                                             --------
                                           Health Care Equipment & Services - 1.0%
                                           Health Care Facilities - 0.3%
   5,338       2.51          BB-/Ba3       CHS/Community Health Systems, Inc., Delayed Draw Term Loan,
                                           7/25/14                                                           $  5,046
 104,442       2.51          BB-/Ba3       CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14       98,727
  74,035       2.50          B+/Ba2        HCA, Inc., Tranche B1 Term Loan, 11/18/13                           70,861
  74,017       2.02          B+/Ba2        Psychiatric Solutions, Inc., Term Loan, 7/2/12                      70,279
                                                                                                             --------
                                                                                                             $244,913
                                                                                                             --------
                                           Health Care Services - 0.2%
 193,153       2.48          BB-/Ba3       Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14        $164,905
                                                                                                             --------
                                           Health Care Supplies - 0.5%
  37,384       3.50          BB-/B1        Bausch & Lomb, Inc., Delayed Draw Term Loan, 4/24/15              $ 35,690
 153,945       3.50          BB-/B1        Bausch & Lomb, Inc., Parent Term Loan, 4/24/15                     146,970
 152,356       3.25          BB/Ba2        Biomet, Inc., Dollar Term Loan, 3/25/15                            146,026
                                                                                                             --------
                                                                                                             $328,686
                                                                                                             --------
                                           Total Health Care Equipment & Services                            $738,504
                                                                                                             --------
                                           Pharmaceuticals & Biotechnology - 0.4%
                                           Biotechnology - 0.3%
  64,407       5.50          BB+/B1        Warner Chilcott Corp., Term A Loan, 10/30/14                      $ 64,623
  32,203       5.75          BB+/B1        Warner Chilcott Corp., Term B1 Loan, 4/30/15                        32,311
  70,847       5.75          BB+/B1        Warner Chilcott Corp., Term B2 Loan, 4/30/15                        71,085
  60,000       5.75          NR/B1         Warner Chilcott Corp., Term B3 Loan, 4/30/15                        60,113
                                                                                                             --------
                                                                                                             $228,132
                                                                                                             --------
                                           Life Sciences Tools & Services - 0.1%
  51,400       5.25          BBB-/Baa3     Life Technologies Corp., Term B Facility Loan, 11/23/15           $ 51,807
                                                                                                             --------
                                           Total Pharmaceuticals & Biotechnology                             $279,939
                                                                                                             --------

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                                Value
                                           Diversified Financials - 0.1%
                                           Diversified Financial Services - 0.1%
  65,133       3.53          BB/Ba1        Metavante Corp., Term Loan, 11/3/14                                     $   64,726
                                                                                                                   ----------
                                           Total Diversified Financials                                            $   64,726
                                                                                                                   ----------
                                           Software & Services - 0.2%
                                           Data Processing & Outsourced Services - 0.0%
  17,851       4.48          BB+/Ba1       Fidelity National Information, Tranche C Term Loan, 1/18/12             $   17,874
                                                                                                                   ----------
                                           IT Consulting & Other Services - 0.2%
 146,970       1.99          BB/Ba3        Sungard Data Systems, Inc., Tranche A U.S. Term Loan, 2/28/14           $  139,369
                                                                                                                   ----------
                                           Total Software & Services                                               $  157,243
                                                                                                                   ----------
                                           Technology Hardware & Equipment - 0.7%
                                           Communications Equipment - 0.3%
 249,603       2.75          BB-/Ba2       Commscope, Inc., Term B Loan, 12/26/14                                  $  243,597
                                                                                                                   ----------
                                           Electronic Components - 0.4%
  65,680       2.53          BB-/Ba1       Flextronics Semiconductor, Inc., A1A Delayed Draw Term Loan,
                                           10/1/14                                                                 $   61,069
 228,567       2.51          BB-/Ba1       Flextronics Semiconductor, Inc., Closing Date Loan, 10/1/14                212,520
                                                                                                                   ----------
                                                                                                                   $  273,589
                                                                                                                   ----------
                                           Total Technology Hardware & Equipment                                   $  517,186
                                                                                                                   ----------
                                           Telecommunication Services - 0.4%
                                           Alternative Carriers - 0.1%
  99,738       2.73          B/Caa1        PAETEC Holding Corp., Replacement Term Loan, 2/28/13                    $   95,312
                                                                                                                   ----------
                                           Integrated Telecommunication Services - 0.2%
 132,050       3.24          B+/B2         Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                        $  126,555
  11,342       3.24          B+/B2         Telesat Canada, Inc., U.S. Term II Loan, 10/31/14                           10,870
                                                                                                                   ----------
                                                                                                                   $  137,425
                                                                                                                   ----------
                                           Wireless Telecommunication Services - 0.1%
  90,000       3.23          BB-/B3        Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                      $   81,900
                                                                                                                   ----------
                                           Total Telecommunication Services                                        $  314,637
                                                                                                                   ----------
                                           Utilities - 0.5%
                                           Electric Utilities - 0.3%
 246,116       3.73          B+/Ba3        Texas Competitive Electric Holdings Co. LLC, Initial Tranche B2 Term
                                           Loan, 10/10/14                                                          $  201,046
                                                                                                                   ----------
                                           Independent Power Producer & Energy Traders - 0.2%
 137,541       3.14          B+/B2         Calpine Corp., 1st Priority Term Loan, 3/29/14                          $  130,388
                                                                                                                   ----------
                                           Total Utilities                                                         $  331,434
                                                                                                                   ----------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $5,159,976)                                                       $5,053,417
                                                                                                                   ----------
                                           RIGHTS/WARRANTS - 0.2%
                                           Automobiles & Components - 0.2%
                                           Auto Parts & Equipment - 0.2%
   1,921                                   Lear Corp. Warrants *                                                   $  121,407
                                                                                                                   ----------
                                           Total Automobiles & Components                                          $  121,407
                                                                                                                   ----------
                                           TOTAL RIGHTS/WARRANTS
                                           (Cost $66,955)                                                          $  121,407
                                                                                                                   ----------

20                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                    Value
                                           TEMPORARY CASH INVESTMENTS - 0.8%
                                           Securities Lending Collateral - 0.8% (c)
                                           Certificates of Deposit:
    16,309                                 Bank of Nova Scotia, 0.19%, 2/17/10          $ 16,309
    16,309                                 DnB NOR Bank ASA NY, 0.2%, 2/17/10             16,309
     5,937                                 Nordea Bank Finland, 0.19%, 1/28/10             5,937
    14,827                                 Svenska NY, 0.20%, 3/30/10                     14,827
    17,792                                 Rabobank Nederland NY, 0.19%, 3/2/10           17,792
     1,590                                 Westpac Banking NY, 1.35%, 3/19/10              1,590
    14,827                                 Societe Generale, 0.21%, 3/4/10                14,827
    16,309                                 CBA Financial, 0.27%, 1/3/11                   16,309
     4,516                                 BNP Paribas, 0.78%, 6/4/10                      4,516
    10,533                                 Wachovia Bank NA, 1.17%, 5/14/10               10,533
                                                                                        --------
                                                                                        $118,949
                                                                                        --------
                                           Commercial Paper:
    11,854                                 BBVA London, 0.28%, 3/18/10                  $ 11,854
     3,182                                 US Bancorp, 0.26%, 5/6/10                       3,182
     2,987                                 American Honda Finance, 0.22%, 2/5/10           2,987
     4,452                                 GE Capital Corp., 0.45%, 8/20/10                4,452
     1,605                                 GE Capital Corp., 0.38%, 10/21/10               1,605
     1,616                                 GE Capital Corp., 0.34%, 10/6/10                1,616
    11,858                                 HND AF, 0.18%, 3/2/10                          11,858
    16,303                                 HSBC, 0.20%, 2/19/10                           16,303
     1,654                                 John Deer Capital Corp., 0.36%, 7/6/10          1,654
    12,558                                 JPMorgan Chase & Co., 0.57%, 9/24/10           12,558
    14,822                                 NABPP, 0.19%, 3/8/10                           14,822
    11,556                                 PARFIN, 0.25%, 4/19/10                         11,556
    14,821                                 Cafco, 0.20%, 3/15/10                          14,821
    16,304                                 Char FD, 0.18%, 3/5/10                         16,304
    14,812                                 WSTPAC, 0.25%, 5/27/10                         14,812
     8,893                                 Ciesco, 0.20%, 3/8/10                           8,893
     7,411                                 Ciesco, 0.20%, 2/18/10                          7,411
    14,824                                 Fasco, 0.17%, 2/12/10                          14,824
     7,424                                 Kithaw, 0.21%, 3/2/10                           7,424
     7,605                                 Kithaw, 0.20%, 2/23/10                          7,605
    10,182                                 Old LLC, 0.19%, 3/17/10                        10,182
     4,158                                 Old LLC, 0.18%, 2/17/10                         4,158
     5,062                                 Ranger, 0.20%, 3/12/10                          5,062
     5,040                                 SRCPP, 0.19%, 2/3/10                            5,040
    10,376                                 SRCPP, 0.19%, 2/10/10                          10,376
     4,444                                 TB LLC, 0.19%, 2/8/10                           4,444
     8,150                                 TB LLC, 0.20%, 3/5/10                           8,150
     2,967                                 TB LLC, 0.10%, 2/9/10                           2,967
    16,918                                 Bank of America, 0.87%, 5/12/10                16,918
     2,966                                 BBVA Senior US, 0.30%, 3/12/10                  2,966
    16,814                                 Santander, 0.33%, 7/23/10                      16,814
     5,928                                 WFC, 0.49%, 8/20/10                             5,928
                                                                                        --------
                                                                                        $279,546
                                                                                        --------

The accompanying notes are an integral part of these financial statements.   21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                     Floating      S&P/Moody's
       Principal     Rate (d)      Ratings
       Amount ($)    (unaudited)   (unaudited)                                                      Value
                                                 Tri-party Repurchase Agreements:
       59,307                                    Deutsche Bank, 0.01%, 1/4/10                 $    59,307
       29,653                                    JPMorgan, 0.0%, 1/4/10                            29,653
       40,063                                    Barclays Capital Markets, 0.0%, 1/4/10            40,063
                                                                                              -----------
                                                                                              $   129,023
                                                                                              -----------
      Shares
                                                 Money Market Mutual Funds:
       11,861                                    Dreyfus Preferred Money Market Fund          $    11,861
       11,861                                    Blackrock Liquidity Temporary Cash Fund           11,861
                                                                                              -----------
                                                                                              $    23,722
                                                                                              -----------
                                                 Total Securities Lending Collateral          $   551,240
                                                                                              -----------
                                                 TOTAL TEMPORARY CASH INVESTMENTS
                                                 (Cost $551,240)                              $   551,240
                                                                                              -----------
                                                 TOTAL INVESTMENT IN SECURITIES - 100.3%
                                                 (Cost $70,116,093)(a)                        $72,243,169
                                                                                              -----------
                                                 OTHER ASSETS AND LIABILITIES - (0.3)%        $  (190,996)
                                                                                              -----------
                                                 TOTAL NET ASSETS - 100.0%                    $72,052,173
                                                                                              ===========

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2009, the value of these securities amounted to $5,162,292 or 7.2% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $70,319,302 was as follows:

 Aggregate gross unrealized gain for all investments in which there is an excess of                        $  3,926,085
   value over tax cost
 Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value      (2,002,218)
                                                                                                           ------------
 Net unrealized gain                                                                                       $  1,923,867
                                                                                                           ============

(b)    At December 31, 2009, the following securities were out on loan:


   Principal
  Amount ($)     Security                                        Value
      70,000     Sally Holdings, 9.25%, 11/15/14 (144A)      $  72,625
     467,000     U.S. Treasury Notes, 4.5%, 8/15/39            456,420
                                                             ---------
                 Total                                       $ 529,045
                                                             =========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.
(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 were as follows:

                                      Purchases          Sales
   Long-Term U.S. Government       $ 79,710,799      $ 87,566,504
   Other Long-Term Securities      $ 16,669,594      $  6,443,919

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

   Level 1 - quoted prices in active markets for identical securities
   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

22    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:


                                             Level 1         Level 2       Level 3         Total
   Convertible Corporate Bonds              $      -      $   562,250        $ -       $    562,250
   Preferred Stocks                          503,440                -          -            503,440
   Common Stock                              177,961                -          -            177,961
   Asset Backed Securities                         -        2,446,238          -          2,446,238
   Collateralized Mortgage Obligations             -       10,042,561          -         10,042,561
   Corporate Bonds                                 -       29,797,208          -         29,797,208
   U.S. Government Agency Obligations              -       21,826,239          -         21,826,239
   Foreign Government Bonds                        -          262,280          -            262,280
   Sovereign Issue                                 -          338,016          -            338,016
   Municipal Bonds                                 -          560,912          -            560,912
   Senior Floating Rate Loan Interests             -        5,053,417          -          5,053,417
   Rights/Warrants                                 -          121,407          -            121,407
   Temporary Cash Investments                      -          527,518          -            527,518
   Money Market Mutual Funds                  23,722                -          -             23,722
                                            --------      -----------        ---       ------------
   Total                                    $705,123      $71,538,046        $ -       $ 72,243,169
                                            ========      ===========        ===       ============

Following is a reconciliation of assets using significant unobservable inputs (Level 3):


                                                          Collateralized
                                                             Mortgage
                                                           Obligations
   Balance as of 12/31/08                                   $  83,143
   Realized gain (loss)(1)                                          -
   Change in unrealized appreciation (depreciation)(2)        (49,418)
   Net purchases (sales)                                            -
   Transfers in and out of Level 3                            (33,725)
                                                            ---------
   Balance as of 12/31/09                                   $       -
                                                            =========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/09     12/31/08     12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                        $  10.24     $  10.87     $  10.72     $  10.79     $  11.61
                                                            --------     --------     --------     --------     --------
Net increase (decrease) from investment operations:
 Net investment income                                      $   0.60     $   0.56     $   0.54     $   0.50     $   0.59
 Net realized and unrealized gain (loss) on investments         1.15        (0.62)        0.14        (0.01)       (0.29)
                                                            --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations        $   1.75     $  (0.06)    $   0.68     $   0.49     $   0.30
Distributions to shareowners:
 Net investment income                                         (0.60)       (0.57)       (0.53)       (0.56)       (1.12)
                                                            --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                  $   1.15     $  (0.63)    $   0.15     $  (0.07)    $  (0.82)
                                                            --------     --------     --------     --------    ---------
Net asset value, end of period                              $  11.39     $  10.24     $  10.87     $  10.72     $  10.79
                                                            ========     ========     ========     ========     ========
Total return*                                                  17.58%       (0.64)%       6.55%        4.68%        2.62%
Ratio of net expenses to average net assets +                   0.62%        0.62%        0.62%        0.62%        0.62%
Ratio of net investment income to average net assets +          5.53%        5.24%        4.82%        4.71%        4.48%
Portfolio turnover rate                                           42%          54%          53%          18%          31%
Net assets, end of period (in thousands)                    $ 40,031     $ 38,770     $ 45,563     $ 30,569     $ 33,332
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                   0.76%        0.76%        0.78%        0.80%        0.83%
 Net investment income                                          5.39%        5.09%        4.66%        4.52%        4.27%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          11/9/07 (a)
                                                             Year Ended     Year Ended         to
                                                              12/31/09       12/31/08       12/31/07
Class II
Net asset value, beginning of period                          $  10.24       $  10.87       $  10.79
                                                              --------       --------       --------
Net increase (decrease) from investment operations:
 Net investment income                                        $   0.57       $   0.54       $   0.06
 Net realized and unrealized gain (loss) on investments           1.16          (0.63)          0.09
                                                              --------       --------       --------
  Net increase (decrease) from investment operations          $   1.73       $  (0.09)      $   0.15
Distributions to shareowners:
 Net investment income                                           (0.58)         (0.54)         (0.07)
                                                              --------       --------       ---------
Net increase (decrease) in net asset value                    $   1.15       $  (0.63)      $   0.08
                                                              --------       --------       ---------
Net asset value, end of period                                $  11.39       $  10.24       $  10.87
                                                              ========       ========       =========
Total return*                                                    17.29%         (0.88)%          1.39%(b)
Ratio of net expenses to average net assets                       0.87%          0.87%           0.86%**
Ratio of net investment income to average net assets              5.27%          5.00%           4.07%**
Portfolio turnover rate                                             42%            54%             53%(b)
Net assets, end of period (in thousands)                      $ 32,021       $ 24,093       $  21,412
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                     1.01%          1.02%           0.98%**
 Net investment income                                            5.13%          4.85%           3.95%**

(a)   Class II shares commenced operations on November 9, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $529,045) (cost     $ 72,243,169
  $70,116,093)
 Receivables --
   Investment securities sold                                                              1,043,837
   Portfolio shares sold                                                                       5,398
   Dividends and interest                                                                    736,807
   Due from Pioneer Investment Management, Inc.                                                8,826
 Other                                                                                       1,786
                                                                                        ------------
    Total assets                                                                        $ 74,039,823
                                                                                        ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                      $    263,812
   Portfolio shares repurchased                                                               42,271
   Upon return of securities loaned                                                          551,240
 Due to bank                                                                               1,067,729
 Due to affiliates                                                                             2,084
 Accrued expenses                                                                             60,514
                                                                                        ------------
    Total liabilities                                                                   $  1,987,650
                                                                                        ------------
NET ASSETS:
 Paid-in capital                                                                        $ 71,237,588
 Distributions in excess of net investment income                                             (4,186)
 Accumulated net realized loss on investments                                             (1,308,305)
 Net unrealized gain on investments                                                        2,127,076
                                                                                        ------------
    Total net assets                                                                    $ 72,052,173
                                                                                        ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $40,031,127/3,513,758 shares)                                        $      11.39
                                                                                        ============
 Class II (based on $32,021,046/2,810,836 shares)                                       $      11.39
                                                                                        ============


26   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


INVESTMENT INCOME:
 Dividends                                                                             $   43,289
 Interest                                                                               4,075,548
 Income from securities loaned, net                                                         8,296
                                                                                       ----------
    Total investment income                                                                           $ 4,127,133
                                                                                                      -----------
EXPENSES:
 Management fees                                                                       $  335,941
 Transfer agent fees
   Class I                                                                                  1,500
   Class II                                                                                 1,465
 Distribution fees
   Class II                                                                                69,873
 Administrative reimbursements                                                             24,022
 Custodian fees                                                                            13,954
 Professional fees                                                                         56,211
 Printing expense                                                                          17,686
 Fees and expenses of nonaffiliated trustees                                                7,115
 Miscellaneous                                                                             50,933
                                                                                       ----------
    Total expenses                                                                                    $   578,700
    Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                       (92,123)
                                                                                                      -----------
    Net expenses                                                                                      $   486,577
                                                                                                      -----------
      Net investment income                                                                           $ 3,640,556
                                                                                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                                     $   355,585
                                                                                                      -----------
 Change in net unrealized gain on investments                                                         $ 6,837,325
                                                                                                      -----------
 Net gain on investments                                                                              $ 7,192,910
                                                                                                      -----------
 Net increase in net assets resulting from operations                                                 $10,833,466
                                                                                                      ===========


The accompanying notes are an integral part of these financial statements.    27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                                 Year Ended          Year Ended
                                                                                  12/31/09            12/31/08
FROM OPERATIONS:
Net investment income                                                          $   3,640,556       $   3,549,233
Net realized gain on investments                                                     355,585           1,071,196
Change in net unrealized gain (loss) on investments                                6,837,325          (5,335,133)
                                                                               -------------       -------------
  Net increase (decrease) in net assets resulting from operations              $  10,833,466       $    (714,704)
                                                                               -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.60 and $0.57 per share, respectively)                            $  (2,192,569)      $  (2,301,825)
  Class II ($0.58 and $0.54 per share, respectively)                              (1,488,885)         (1,299,639)
                                                                               -------------       -------------
    Total distributions to shareowners                                         $  (3,681,454)      $  (3,601,464)
                                                                               -------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $  25,603,369       $  20,373,599
Reinvestment of distributions                                                      3,681,452           3,601,430
Cost of shares repurchased                                                       (27,247,961)        (23,770,764)
                                                                               -------------       -------------
  Net increase in net assets resulting from Portfolio share transactions       $   2,036,860       $     204,265
                                                                               -------------       -------------
  Net increase (decrease) in net assets                                        $   9,188,872       $  (4,111,903)

NET ASSETS:
Beginning of year                                                                 62,863,301          66,975,204
                                                                               -------------       -------------
End of year                                                                    $  72,052,173       $  62,863,301
                                                                               =============       =============
Distributions in excess of net investment income                               $      (4,186)      $    (113,875)
                                                                               =============       =============

                                     '09 Shares        '09 Amount         '08 Shares        '08 Amount
CLASS I
Shares sold                             511,437      $   5,459,570           570,240      $   6,104,758
Reinvestment of distributions           202,494          2,192,568           216,793          2,301,791
Less shares repurchased                (986,567)       (10,598,362)       (1,192,424)       (12,631,635)
                                       --------      -------------        ----------      -------------
  Net decrease                         (272,636)     $  (2,946,224)         (405,391)     $  (4,225,086)
                                       ========      =============        ==========      =============
CLASS II
Shares sold                           1,827,794      $  20,143,799         1,323,616      $  14,268,841
Reinvestment of distributions           136,974          1,488,884           122,683          1,299,639
Less shares repurchased              (1,507,099)       (16,649,599)       (1,062,637)       (11,139,129)
                                     ----------      -------------        ----------      -------------
  Net increase                          457,669      $   4,983,084           383,662      $   4,429,351
                                     ==========      =============        ==========      =============


28   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Bond VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio has reclassified $150,587 to decrease distributions in excess of net investment income and $150,587 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $1,308,305, of which the following amounts will expire between 2010 and 2015, if not utilized: $45,363 in 2010, $171,643 in 2011, $241,325 in 2012,
   $472,395 in 2013, $280,250 in 2014 and $97,329 in 2015.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings on a federal income tax basis at December 31, 2009, were as follows:


--------------------------------------------------------------------------------
                                      2009           2008
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                 $3,681,454      $3,601,464
                                  ----------      ----------
    Total distributions           $3,681,454      $3,601,464
                                  ==========      ==========
  Distributable Earnings:
  Undistributed ordinary income   $  199,023
  Capital loss carryforward       (1,308,305)
  Unrealized appreciation          1,923,867
                                  ----------
    Total                         $  814,585
                                  ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax treatment of premium and amortization.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $246,276 in commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net assets attributable to Class II shares of the Portfolio.

   Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,649 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $216 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $219 in distribution fees payable to PFD at December 31, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one, three and ten year periods ended June 30, 2009 and in the first quintile of its Morningstar category for the five year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's
Custodian                                                  operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                              their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm              are referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                          interested persons of the Trust are referred to as Independent
                                                           Trustees. Each of the Trustees, except Mr. West, serves as a Trustee
Principal Underwriter                                      of each of the 61 U.S. registered investment portfolios for which
Pioneer Funds Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for
Legal Counsel                                              which Pioneer serves as investment adviser. The address for all
Bingham McCutchen LLP                                      Trustees and all officers of the Portfolio is 60 State Street, Boston,
                                                           Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*  Trustee and       Trustee since 2007. Serves
                           Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.


                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Deputy Chairman and a director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
---------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*  Director, CEO and President of Pioneer Investment Management USA Inc.          None
                           (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); and Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (66)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Benjamin M. Friedman (65)  Trustee          Trustee since 2008. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Margaret B.W. Graham (62)  Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (66)         Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 to 2004 and 2008 to present); and Executive Vice
                           President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
-------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          President, Bush International, LLC (international financial advisory firm)
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)  Professor, Harvard University
-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)  Founding Director, Vice President and Corporate Secretary, The Winthrop
                           Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------------


                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (66)         Director of Enterprise Community
                           Investment, Inc. (privately held affordable
                           housing finance company); and Director of
                           Oxford Analytica, Inc. (privately held
                           research and consulting company)
--------------------------------------------------------------------------
Mary K. Bush (61)          Director of Marriott International, Inc.;
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------
Benjamin M. Friedman (65)
--------------------------------------------------------------------------
Margaret B.W. Graham (62)  None
--------------------------------------------------------------------------
Thomas J. Perna (59)       None
--------------------------------------------------------------------------
Marguerite A. Piret (61)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------
Stephen K. West (81)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (61)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------
Gary Sullivan (51)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------
David F. Johnson (30)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------


                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005); and
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Pioneer Variable Contracts Trust

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Cullen Value VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------


Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                         9

  Notes to Financial Statements                                               13

  Report of Independent Registered Public
    Accounting Firm                                                           16

  Approval of Investment Advisory and
    Sub-Advisory Agreements                                                   17

  Trustees, Officers and Service Providers                                    20



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          73.6%
Depositary Receipts for International Stocks                                25.1%
Temporary Cash Investments                                                   1.3%

Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                                 21.8%
Consumer Staples                                                            15.7%
Information Technology                                                      15.5%
Health Care                                                                 13.7%
Financials                                                                  11.3%
Telecommunication Services                                                   7.8%
Energy                                                                       7.1%
Consumer Discretionary                                                       5.1%
Materials                                                                    2.0%

Five Largest Holdings
(As a percentage of equity holdings)*

 1. Microsoft Corp.                                                         3.61%
 2. Oracle Corp.                                                            3.50
 3. Covidien, Ltd.                                                          3.31
 4. 3M Co.                                                                  3.28
 5. Unilever N.V.                                                           3.18

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/09       12/31/08
Net Asset Value per Share       $10.37         $9.03

                               Net
Distributions per Share        Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)            Income         Capital Gains     Capital Gains
                               $0.0676        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Pioneer Cullen VCT
              Portfolio, Class II    S&P 500 Index
              -------------------    -------------
 3/05              10000                10000
12/05              11056                10721
12/06              12951                12413
12/07              13780                13094
12/08               9296                 8251
12/09              10758                10435

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                                  1.41%
1 Year                                                                    15.73%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

       Share Class                                          II
       -----------------------------------------------------------
       Beginning Account Value on 7/1/09                 $1,000.00
       Ending Account Value on 12/31/09                  $1,189.17
       Expenses Paid During Period*                      $    5.52

* Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

       Share Class                                          II
       -----------------------------------------------------------
       Beginning Account Value on 7/1/09                 $1,000.00
       Ending Account Value on 12/31/09                  $1,020.16
       Expenses Paid During Period*                      $    5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

The domestic equity market, after suffering steep declines in 2008 and the first two months of 2009, staged a robust rally that began in March 2009, and continued through the end of the year. Highly-speculative, momentum-driven companies, which had fallen hardest in the market declines of 2008, tended to turn in the best performance for the year. In the following interview, James P. Cullen, President of Cullen Capital Management, LLC, discusses the factors that influenced the performance of Pioneer Cullen Value VCT Portfolio during the 12 months ended December 31, 2009. Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2009?

A: Pioneer Cullen Value VCT Portfolio Class II shares returned 15.73% at net asset value over the 12 months ended December 31, 2009, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 26.47%. Over the same period, the average return of the 105 variable portfolios in Lipper's Large Cap Value Underlying category was 23.20%.

Q: What were the principal factors influencing the Portfolio's performance over the 12 months ended December 31, 2009?

A: The Portfolio's emphasis on low-priced, fundamentally sound stocks led to underperformance relative to the S&P 500 and the Lipper peer group during the 12-month period, as a dynamic market resurgence took hold. A robust rally began after stock prices hit their low points in early March 2009. The rally then persisted through the end of the year. The market rebound was led by stocks of companies with little earnings, weak balance sheets and low dividends. These highly-speculative stocks selling below $5 per share, sometimes referred to as "junk stocks," produced several times the returns of stocks selling for more than $50 per share. This often was caused because short-sellers, who had borrowed shares of very low-priced companies to bet on their price declines, moved in droves to buy the beaten-down stocks to cover their positions. The outperformance by low-quality stocks during the first months of the stock price rebound was consistent with historical trends that typically have occurred after markets begin recovering from deep downturns.

   Throughout 2009, we held to our long-term strategy for the Portfolio, focusing on the long-term and emphasizing fundamentally sound companies with low prices and high stock dividends. The strategy had helped the Portfolio outperform when stocks fell the hardest before the market recovery, but it led to lagging results relative to market indices in the months after the market began its rebound.

Q: How did you position the Portfolio during the fiscal year ended December 31, 2009?

A: We remained confident in the soundness of keeping a long-term perspective and of the importance of remaining disciplined and focusing on quality, fundamentally sound corporations that both produce earnings and pay dividends. Based on our analysis of previous post-recession market rallies, we believe this disciplined approach is the best way potentially to achieve solid performance over the five years following a severe market downturn.

   Our overall stock-selection in the Portfolio was good. Nevertheless, our discipline led us to overweight some of the more defensive groups that tended to lag the more volatile sectors in the market recovery. The Portfolio had overweighted positions in health care, telecommunication services, industrials and consumer staples stocks, and had underweighted exposure to financials, information technology and energy corporations. That sector positioning did not help the Portfolio during 2009, as it was underexposed to the more volatile, momentum-driven stocks that generated the highest returns in the recovery rally.

   During the second half of the Portfolio's fiscal year, we added a position in a former holding, PetroChina, an energy company whose share price had fallen from its 2008 highs and which was well positioned to benefit from the robust growth in China. In addition, PetroChina earned 15% of its profits from its natural gas transmission line, which we believed has great potential as China moves to cleaner energy sources and less reliance on coal-operated facilities. We also added a smaller position in Fluor, the


A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   U.S.-based infrastructure development company with heavy involvement in emerging markets. At the same time, we added some financials stocks to the Portfolio, re-acquiring shares of Bank of America after selling the stock early in 2009; we also added investment banks Goldman Sachs and Morgan Stanley. In the industrials sector, we added aircraft manufacturer Boeing to the Portfolio.

   At December 31, 2009, the largest positions in the Portfolio were:
   Microsoft, Oracle, Covidien, 3M, Disney, Unilever, Devon Energy, JPMorgan Chase, United Technologies and Boeing.

   We reduced the Portfolio's exposure to telecommunication services and pharmaceutical corporations during the period. In pharmaceuticals, we sold AstraZeneca, while adding a position in A.G. Bayer, which gets approximately half its earnings from pharmaceuticals and the other half from agricultural-related and chemical operations.

Q: What types of investments most influenced the Portfolio's performance results during the 12 months ended December 31, 2009?

A: The Portfolio's overweighted position in the industrials sector and stock selection in that group helped performance, as did good security selection in health care. The Portfolio also benefited from good stock-picking in both the consumer staples and consumer discretionary sectors. Security selection in information technology likewise was good, but the Portfolio's underweight position in technology corporations held back results relative to the S&P 500.

   Stock selections in financials, as well as the Portfolio's underweighted position in the sector, were the largest detractors from benchmark-relative performance; an underweighting in the energy sector and security selection in that group also hurt relative returns. In the financials sector, the Portfolio was effectively penalized by not having any exposure to troubled, major institutions, such as Fannie Mae and Citigroup, whose stocks posted major gains after receiving government assistance. In energy, the Portfolio was underrepresented in drilling companies, which tended to do well, while an investment in Devon Energy, an exploration-and-production company, produced disappointing results and detracted from benchmark-relative performance.

Q: What is your investment outlook?

A: We believe we see excellent opportunity potentially to achieve competitive results with a disciplined focus on value stocks. As noted previously, we have analyzed past records, focusing on what has tended to happen in the five years subsequent to periods marked by major declines in both corporate earnings and stock market prices. Even though highly-speculative, momentum-driven stocks tend to do well during short-term market recoveries, the shares of value companies that have solid earnings and that pay healthy dividends have tended to fare better over longer periods. Market history indicates that long-term investors eventually return to the market following the initial recovery period. These longer-term investors have tended to prefer companies that both earn profits and pay dividends.

   While the market may pause after its strong ascent in 2009, we believe the overall backdrop for stocks remains attractive. Stock prices should receive support from the continuing global economic expansion and the resulting improvement in corporate earnings. We think stocks, in general, continue to be reasonably priced and there remains a great deal of money sitting on the sidelines, waiting to be deployed in the markets.

   We believe the prospects for a disciplined value approach to the market remain excellent, especially when taking the longer-term view.


  Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

  Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------



     Shares                                                       Value
                  COMMON STOCKS - 92.9%
                  Energy - 6.6%
                  Integrated Oil & Gas - 2.0%
     53,400       Gazprom OAO (A.D.R.)                      $ 1,337,670
      2,200       Gazprom OAO (A.D.R.)                           55,110
                                                            -----------
                                                            $ 1,392,780
                                                            -----------
                  Oil & Gas Drilling - 1.7%
     29,200       Ensco International Plc                   $ 1,166,248
                                                            -----------
                  Oil & Gas Exploration & Production - 2.9%
     26,650       Devon Energy Corp.                        $ 1,958,775
                                                            -----------
                  Total Energy                              $ 4,517,803
                                                            -----------
                  Materials - 1.8%
                  Diversified Metals & Mining - 1.8%
     57,350       Anglo American Plc*                       $ 1,243,348
                                                            -----------
                  Total Materials                           $ 1,243,348
                                                            -----------
                  Capital Goods - 16.2%
                  Aerospace & Defense - 10.5%
     34,850       Boeing Co.                                $ 1,886,431
     35,150       ITT Corp.                                   1,748,361
     30,800       Raytheon Co.                                1,586,816
     27,650       United Technologies Corp.                   1,919,187
                                                            -----------
                                                            $ 7,140,795
                                                            -----------
                  Construction & Engineering - 0.6%
      9,800       Fluor Corp.                               $   441,392
                                                            -----------
                  Heavy Electrical Equipment - 2.0%
     72,250       ABB, Ltd.                                 $ 1,379,975
                                                            -----------
                  Industrial Conglomerates - 3.1%
     25,150       3M Co.                                    $ 2,079,151
                                                            -----------
                  Total Capital Goods                       $11,041,313
                                                            -----------
                  Transportation - 4.1%
                  Air Freight & Couriers - 1.5%
     11,900       FedEx Corp.                               $   993,055
                                                            -----------
                  Railroads - 2.6%
     13,350       Canadian National Railway Co. (b)         $   725,706
     19,600       Canadian Pacific Railway, Ltd.              1,058,400
                                                            -----------
                                                            $ 1,784,106
                                                            -----------
                  Total Transportation                      $ 2,777,161
                                                            -----------
                  Automobiles & Components - 1.8%
                  Auto Parts & Equipment - 1.8%
     36,400       BorgWarner, Inc.                          $ 1,209,208
                                                            -----------
                  Total Automobiles & Components            $ 1,209,208
                                                            -----------
                  Media - 3.0%
                  Movies & Entertainment - 3.0%
     62,500       The Walt Disney Co.                       $ 2,015,625
                                                            -----------
                  Total Media                               $ 2,015,625
                                                            -----------

     Shares                                                       Value
                  Food, Beverage & Tobacco - 12.0%
                  Agricultural Products - 1.9%
     11,200       Archer Daniels Midland Co.                $   350,672
     15,250       Bunge, Ltd.                                   973,408
                                                            -----------
                                                            $ 1,324,080
                                                            -----------
                  Distillers & Vintners - 2.5%
     24,150       Diageo Plc (A.D.R.)                       $ 1,676,252
                                                            -----------
                  Packaged Foods & Meats - 7.6%
     57,350       Kraft Foods, Inc.                         $ 1,558,773
     33,300       Nestle SA (A.D.R.)                          1,610,055
     62,350       Unilever NV                                 2,015,776
                                                            -----------
                                                            $ 5,184,604
                                                            -----------
                  Total Food, Beverage & Tobacco            $ 8,184,936
                                                            -----------
                  Household & Personal Products - 2.6%
                  Household Products - 2.6%
     27,600       Kimberly-Clark Corp.                      $ 1,758,396
                                                            -----------
                  Total Household &
                  Personal Products                         $ 1,758,396
                                                            -----------
                  Health Care Equipment & Services - 3.1%
                  Health Care Equipment - 3.1%
     43,800       Covidien, Ltd.                            $ 2,097,582
                                                            -----------
                  Total Health Care Equipment &
                  Services                                  $ 2,097,582
                                                            -----------
                  Pharmaceuticals & Biotechnology - 9.6%
                  Pharmaceuticals - 9.6%
     21,350       Bayer AG (A.D.R.)                         $ 1,703,730
     71,750       Bristol-Myers Squibb Co.                    1,811,688
     36,550       Eli Lilly & Co.                             1,305,201
     26,800       Johnson & Johnson Co.                       1,726,188
                                                            -----------
                                                            $ 6,546,807
                                                            -----------
                  Total Pharmaceuticals &
                  Biotechnology                             $ 6,546,807
                                                            -----------
                  Diversified Financials - 8.0%
                  Diversified Financial Services - 5.3%
     69,450       Bank of America Corp.                     $ 1,045,917
    190,250       Citigroup, Inc.                               629,728
     46,350       J.P. Morgan Chase & Co.                     1,931,405
                                                            -----------
                                                            $ 3,607,050
                                                            -----------
                  Investment Banking & Brokerage - 2.7%
      5,450       Goldman Sachs Group, Inc.                 $   920,178
     31,750       Morgan Stanley, Inc.                          939,800
                                                            -----------
                                                            $ 1,859,978
                                                            -----------
                  Total Diversified Financials              $ 5,467,028
                                                            -----------
                  Insurance - 2.4%
                  Property & Casualty Insurance - 2.4%
     33,700       Chubb Corp.                               $ 1,657,366
                                                            -----------
                  Total Insurance                           $ 1,657,366
                                                            -----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                 Value
         Software & Services - 8.4%
         Application Software - 1.8%
 10,200  Petrochina Co., Ltd. (A.D.R.)              $ 1,213,392
                                                    -----------
         Systems Software - 6.6%
 74,900  Microsoft Corp.                            $ 2,283,701
 90,300  Oracle Corp.                                 2,215,962
                                                    -----------
                                                    $ 4,499,663
                                                    -----------
         Total Software & Services                  $ 5,713,055
                                                    -----------
         Technology Hardware & Equipment - 6.1%
         Communications Equipment - 1.5%
 76,850  Nokia Corp. (A.D.R.) (b)                   $   987,523
                                                    -----------
         Computer Hardware - 2.7%
 36,200  Hewlett-Packard Co.                        $ 1,864,662
                                                    -----------
         Technology Distributors - 1.9%
 32,200  Arrow Electronics, Inc.*                   $   953,436
 10,750  Avnet, Inc.*                                   324,220
                                                    -----------
                                                    $ 1,277,656
                                                    -----------
         Total Technology Hardware &
         Equipment                                  $ 4,129,841
                                                    -----------
         Telecommunication Services - 7.2%
         Integrated Telecommunication
         Services - 4.7%
 50,350  AT&T Corp.                                 $ 1,411,311
 54,700  Verizon Communications, Inc.                 1,812,211
                                                    -----------
                                                    $ 3,223,522
                                                    -----------
         Wireless Telecommunication
         Services - 2.5%
 74,300  Vodafone Group Plc (A.D.R.)                $ 1,715,587
                                                    -----------
         Total Telecommunication
         Services                                   $ 4,939,109
                                                    -----------
         TOTAL COMMON STOCKS
         (Cost $56,541,810)                         $63,298,578
                                                    -----------

Principal
Amount($)
             TEMPORARY CASH INVESTMENTS - 1.2%
             Securities Lending Collateral - 1.2% (c)
             Certificates of Deposit:
    24,106   Bank of Nova Scotia, 0.19%,
             2/17/10                                $    24,106
    24,106   DnB NOR Bank ASA NY, 0.2%,
             2/17/10                                     24,106
     8,775   Nordea Bank Finland, 0.19%,
             1/28/10                                      8,775
    21,915   Svenska NY, 0.20%, 3/30/10                  21,915
    26,297   Rabobank Nederland NY, 0.19%,
             3/2/10                                      26,297
     2,351   Westpac Banking NY, 1.35%,
             3/19/10                                      2,351

Principal
Amount($)                                                 Value
 21,914        Societe Generale, 0.21%, 3/4/10           21,914
 24,106        CBA Financial, 0.27%, 1/3/11              24,106
  6,675        BNP Paribas, 0.78%, 6/4/10                 6,675
 15,568        Wachovia Bank NA, 1.17%, 5/14/10          15,568
                                                    -----------
                                                    $   175,813
                                                    -----------
               Commercial Paper:
 17,521        BBVA London, 0.28%, 3/18/10          $    17,521
  4,703        US Bancorp, 0.26%, 5/6/10                  4,703
  4,414        American Honda Finance, 0.22%,
               2/5/10                                     4,414
  6,580        GE Capital Corp, 0.45%, 8/20/10            6,580
  2,372        GE Capital Corp, 0.38%, 10/21/10           2,372
  2,388        GE Capital Corp, 0.34%, 10/6/10            2,388
 17,526        HND AF, 0.18%, 3/2/10                     17,526
 24,099        HSBC, 0.20%, 2/19/10                      24,099
  2,444        John Deer Capital Corp., 0.36%,
               7/6/10                                     2,444
 18,562        JPMorgan Chase & Co., 0.57%,
               9/24/10                                   18,562
 21,907        NABPP, 0.19%, 3/8/10                      21,907
 17,080        PARFIN, 0.25%, 4/19/10                    17,080
 21,905        Cafco, 0.20%, 3/15/10                     21,905
 24,098        Char FD, 0.18%, 3/5/10                    24,098
 21,892        WSTPAC, 0.25%, 5/27/10                    21,892
 13,144        Ciesco, 0.20%, 3/8/10                     13,144
 10,954        Ciesco, 0.20%, 2/18/10                    10,954
 21,910        Fasco, 0.17%, 2/12/10                     21,910
 10,973        Kithaw, 0.21%, 3/2/10                     10,973
 11,240        Kithaw, 0.20%, 2/23/10                    11,240
 15,049        Old LLC, 0.19%, 3/17/10                   15,049
  6,145        Old LLC, 0.18%, 2/17/10                    6,145
  7,481        Ranger, 0.20%, 3/12/10                     7,481
  7,450        SRCPP, 0.19%, 2/3/10                       7,450
 15,337        SRCPP, 0.19%, 2/10/10                     15,337
  6,569        TB LLC, 0.19%, 2/8/10                      6,569
 12,046        TB LLC, 0.20%, 3/5/10                     12,046
  4,385        TB LLC, 0.10%, 2/9/10                      4,385
 25,005        Bank of America, 0.87%, 5/12/10           25,005
  4,383        BBVA Senior US, 0.30%, 3/12/10             4,383
 24,851        Santander, 0.33%, 7/23/10                 24,851
  8,762        WFC, 0.49%, 8/20/10                        8,762
                                                    -----------
                                                    $   413,175
                                                    -----------
               Tri-party Repurchase
               Agreements:
 87,657        Deutsche Bank, 0.01%, 1/4/10         $    87,657
 43,828        JPMorgan, 0.0%, 1/4/10                    43,828
 59,214        Barclays Capital Markets, 0.0%,
               1/4/10                                    59,214
                                                    -----------
                                                    $   190,699
                                                    -----------


  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                    (continued)
--------------------------------------------------------------------------------

Shares                                                             Value
              Money Market Mutual Funds:
  17,531      Dreyfus Preferred Money Market Fund              $    17,532
  17,531      Blackrock Liquidity Temporary Cash Fund               17,531
                                                               -----------
                                                               $    35,063
                                                               -----------
              Total Securities Lending Collateral              $   814,750
                                                               -----------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $814,750)                                  $   814,750
                                                               -----------
              TOTAL INVESTMENT IN
              SECURITIES - 94.1%
              (Cost $57,356,560) (a)                           $64,113,328
                                                               -----------
              OTHER ASSETS AND
              LIABILITIES - 5.9%                               $ 4,018,600
                                                               -----------
              TOTAL NET ASSETS - 100.0%                        $68,131,928
                                                               ===========

(A.D.R.) American Depositary Receipt.
*        Non-income producing security.
(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $57,386,425 was as follows:


        Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost      $7,513,700
        Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value        (786,797)
                                                                ----------
        Net unrealized gain                                     $6,726,903
                                                                ==========

(b)     At December 31, 2009, the following securities were out on loan:



        Shares                   Security                           Value
        11,000          Canadian National Railway Co.             $597,960
        15,000          Nokia Corp. (A.D.R.)                       192,750
                                                                  --------
                        Total                                     $790,710
                                                                  ========

(c)     Securities lending collateral is managed by Credit Suisse AG, New York
        Branch.
Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $43,415,176 and $3,468,117, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                                  Level 1       Level 2    Level 3      Total
Common Stocks                   $63,298,578    $      -      $-      $63,298,578
Temporary Cash Investments                -     779,687       -          779,687
Money Market Mutual Funds            35,063           -       -           35,063
                                -----------    --------      --      -----------
Total                           $63,333,641    $779,687      $-      $64,113,328
                                ===========    ========      ==      ===========


8   The accompanying notes are an integral part of thesefinancial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year          Year        Year        Year    3/18/05(a)
                                                                Ended         Ended       Ended       Ended       to
                                                              12/31/09      12/31/08    12/31/07    12/31/06   12/31/05
Class II
Net asset value, beginning of period                           $  9.03       $ 13.56     $ 12.85     $ 10.99     $10.00
                                                               -------       -------     -------     -------     ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $ (0.03)(d)   $  0.17     $  0.14     $  0.12     $ 0.04
 Net realized and unrealized gain (loss) on investments           1.44         (4.54)       0.68        1.76       0.95
                                                               -------       -------     -------     -------     ------
  Net increase (decrease) from investment operations           $  1.41       $ (4.37)    $  0.82     $  1.88     $ 0.99
Distributions to shareowners:
 Net income                                                      (0.07)        (0.16)      (0.11)      (0.02)        --
 Net realized gain                                                  --          0.00(c)       --          --         --
                                                               -------       -------     -------     -------     ------
Net investment increase (decrease) in net asset value          $  1.34       $ (4.53)    $  0.71     $  1.86     $ 0.99
                                                               -------       -------     -------     -------     ------
Net asset value, end of period                                 $ 10.37       $  9.03     $ 13.56     $ 12.85     $10.99
                                                               =======       =======     =======     =======     ======
Total return*                                                    15.73%       (32.54)%      6.40%      17.14%      9.90%(b)
Ratio of net expenses to average net assets+                      1.00%         1.00%       1.00%       1.00%      1.00%**
Ratio of net investment income to average net assets+             1.36%         1.52%       1.43%       1.70%      1.13%**
Portfolio turnover rate                                             21%           31%         17%         19%        34%(b)
Net assets, end of period (in thousands)                       $68,132       $14,708     $20,560     $14,290     $4,523
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.20%         1.55%       1.32%       1.68%      5.71%**
 Net investment income (loss)                                     1.16%         0.97%       1.11%       1.02%     (3.58)%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.
(a)   Class II shares were first publicly offered on March 18, 2005.
(b)   Not Annualized.
(c)   Amount rounds to less than one cent per share.
(d) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $790,710) (cost $57,356,560)      $ 64,113,328
 Cash                                                                                          8,175,774
 Receivables --
  Portfolio shares sold                                                                          126,017
  Dividends                                                                                      135,827
 Other                                                                                               597
                                                                                            ------------
   Total assets                                                                             $ 72,551,543
                                                                                            ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                           $  3,557,747
  Portfolio shares repurchased                                                                     3,824
  Upon return of securities loaned                                                               814,750
 Due to affiliates                                                                                 2,304
 Accrued expenses                                                                                 40,990
                                                                                            ------------
   Total liabilities                                                                        $  4,419,615
                                                                                            ------------
NET ASSETS:
 Paid-in capital                                                                            $ 63,535,094
 Undistributed net investment income                                                             502,037
 Accumulated net realized loss on investments                                                 (2,661,971)
 Net unrealized gain on investments                                                            6,756,768
                                                                                            ------------
  Total net assets                                                                          $ 68,131,928
                                                                                            ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $68,131,928/6,572,739 shares)                                           $      10.37
                                                                                            ============


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $16,015)                                  $862,734
 Interest                                                                                 4,774
 Income from securities loaned, net                                                       4,231
                                                                                       --------
  Total investment income                                                                             $    871,739
                                                                                                      ------------
EXPENSES:
 Management fees                                                                       $258,716
 Transfer agent fees                                                                      1,500
 Distribution fees                                                                       92,400
 Administrative reimbursements                                                           13,185
 Custodian fees                                                                          13,472
 Professional fees                                                                       48,872
 Printing expense                                                                         8,758
 Fees and expenses of nonaffiliated trustees                                              6,359
 Miscellaneous                                                                              350
                                                                                       --------
  Total expenses                                                                                      $    443,612
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                          (74,004)
                                                                                                      ------------
  Net expenses                                                                                        $    369,608
                                                                                                      ------------
   Net investment income                                                                              $    502,131
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized loss on Investments                                                                     $ (1,604,992)
                                                                                                      ------------
 Change in net unrealized loss on Investments                                                         $ 10,844,292
                                                                                                      ------------
 Net gain on investments                                                                              $  9,239,300
                                                                                                      ------------
 Net increase in net assets resulting from operations                                                 $  9,741,431
                                                                                                      ============


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively

                                                                           Year Ended          Year Ended
                                                                            12/31/09            12/31/08
FROM OPERATIONS:
Net investment income                                                     $    502,131       $     279,826
Net realized loss on investments                                            (1,604,992)         (1,037,996)
Change in net unrealized gain (loss) on investments                         10,844,292          (6,495,353)
                                                                          ------------       -------------
  Net increase (decrease) in net assets resulting from operations         $  9,741,431       $  (7,253,523)
                                                                          ------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.07 and $0.16 per share, respectively)                      $   (279,759)      $    (252,588)
Net realized gain:
  Class II ($0.00 and $0.00 per share, respectively)                                --                (629)
                                                                          ------------       -------------
    Total distributions to shareowners                                    $   (279,759)      $    (253,217)
                                                                          ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $ 48,152,496       $   9,048,263
Reinvestment of distributions                                                  279,759             253,216
Cost of shares repurchased                                                  (4,469,862)         (7,647,140)
                                                                          ------------       -------------
  Net increase in net assets resulting from Fund share transactions       $ 43,962,393       $   1,654,339
                                                                          ------------       -------------
  Net increase (decrease) in net assets                                   $ 53,424,065       $  (5,852,401)
NET ASSETS:
Beginning of year                                                           14,707,863          20,560,264
                                                                          ------------       -------------
End of year                                                               $ 68,131,928       $  14,707,863
                                                                          ============       =============
Undistributed net investment income                                       $    502,037       $     279,665
                                                                          ============       =============

                                         '09 Shares         '09 Amount       '08 Shares        '08 Amount
CLASS II
Shares sold                              5,422,665        $ 48,152,496         759,584        $  9,048,263
Reinvestment of distributions               32,046             279,759          20,503             253,216
Less shares repurchased                   (511,345)         (4,469,862)       (666,877)         (7,647,140)
                                         ---------        ------------        --------        ------------
  Net increase                           4,943,366        $ 43,962,393         113,210        $  1,654,339
                                         ---------        ------------        --------        ------------


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The fair values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Portfolio.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Porfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                              (continued)
--------------------------------------------------------------------------------

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or as from net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $2,632,106, of which, the following amounts will expire between 2016 and 2017 if not utilized: $995,268 in 2016 and $1,636,838 in 2017.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

--------------------------------------------------------------------------------

                                                       2009             2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                   $  279,759        $252,668
 Long-term capital gain                                    --             549
                                                   ----------        --------
   Total distributions                             $  279,759        $253,217
                                                   ==========        ========
 Distributable Earnings
 (Accumulated Losses):
 Undistributed ordinary income                     $  502,037
 Capital loss carryforward                         (2,632,106)
 Unrealized appreciation                            6,726,903
                                                   ----------
   Total                                           $4,596,834
                                                   ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $246,276 in underwriting commissions on the sale of Trust shares for the six months ended December 31, 2009. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of lender the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2011, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,706 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $129 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $469 in distribution fees payable to PFD at December 31, 2009.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Cullen Value VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Cullen Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cullen Value VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Cullen Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Cullen Capital Management, LLC (Cullen Capital) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Cullen Capital to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2009 and in the second quintile of its Morningstar category for the three year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS         (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2008). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICEP ROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE                  PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE                 DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves         Deputy Chairman and a           None
                           Board, Trustee    until a successor trustee is       director of Pioneer Global
                           and President     elected or earlier                 Asset Management S.p.A.
                                             retirement or removal.             ("PGAM"); Non-Executive
                                                                                Chairman and a director of
                                                                                Pioneer Investment
                                                                                Management USA Inc.
                                                                                ("PIM-USA"); Chairman and a
                                                                                Director of Pioneer;
                                                                                Chairman and Director of
                                                                                Pioneer Institutional Asset
                                                                                Management, Inc. (since
                                                                                2006); Director of Pioneer
                                                                                Alternative Investment
                                                                                Management Limited (Dublin);
                                                                                President and a director of
                                                                                Pioneer Alternative
                                                                                Investment Management
                                                                                (Bermuda) Limited and
                                                                                affiliated funds; Director
                                                                                of PIOGLOBAL Real Estate
                                                                                Investment Fund (Russia)
                                                                                (until June 2006); Director
                                                                                of Nano-C, Inc. (since
                                                                                2003); Director of Cole
                                                                                Management Inc. (since
                                                                                2004); Director of Fiduciary
                                                                                Counseling, Inc.; President
                                                                                and Director of Pioneer
                                                                                Funds Distributor, Inc.
                                                                                ("PFD") (until May 2006);
                                                                                President of all of the
                                                                                Pioneer Funds; and Of
                                                                                Counsel, Wilmer Cutler
                                                                                Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves         Director, CEO and President     None
(51)*                      Executive Vice    until a successor trustee is       of Pioneer Investment
                           President         elected or earlier                 Management USA Inc. (since
                                             retirement or removal.             February 2007); Director and
                                                                                President of Pioneer
                                                                                Investment Management, Inc.
                                                                                and Pioneer Institutional
                                                                                Asset Management, Inc.
                                                                                (since February 2007);
                                                                                Executive Vice President of
                                                                                all of the Pioneer Funds
                                                                                (since March 2007); Director
                                                                                of Pioneer Global Asset
                                                                                Management S.p.A. (since
                                                                                April 2007); and Head of New
                                                                                Markets Division, Pioneer
                                                                                Global Asset Management
                                                                                S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE                  PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE                 DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
David R. Bock (66)         Trustee           Trustee since 2005. Serves         Managing Partner, Federal       Director of
                                             until a successor trustee          City Capital Advisors           Enterprise Community
                                             is elected or earlier              (corporate advisory services    Investment, Inc.
                                             retirement or removal.             company) (1997 to 2004 and      (privately held
                                                                                2008 to present); and           affordable housing
                                                                                Executive Vice President and    finance company);
                                                                                Chief Financial Officer,        and Director of
                                                                                I-trax, Inc. (publicly          Oxford Analytica,
                                                                                traded health care services     Inc. (privately held
                                                                                company) (2004 - 2007)          research and
                                                                                                                consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee           Trustee since 2000. Serves         President, Bush                 Director of Marriott
                                             until a successor trustee          International, LLC              International, Inc.;
                                             is elected or earlier              (international financial        Director of Discover
                                             retirement or removal.             advisory firm)                  Financial Services
                                                                                                                (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee           Trustee since 2008. Serves         Professor, Harvard
(65)                                         until a successor trustee          University
                                             is elected or earlier
                                             retirement or removal.

------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee           Trustee since 2000. Serves         Founding Director, Vice         None
(62)                                         until a successor trustee          President and Corporate
                                             is elected or earlier              Secretary, The Winthrop
                                             retirement or removal.             Group, Inc. (consulting
                                                                                firm); and Desautels Faculty
                                                                                of Management, McGill
                                                                                University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee           Trustee since 2006. Serves         Chief Executive Officer,        None
                                             until a successor trustee          Quadriserv, Inc. (technology
                                             is elected or earlier              products for securities
                                             retirement or removal.             lending industry) (2008 -
                                                                                present); Private investor
                                                                                (2004 - 2008); and Senior
                                                                                Executive Vice President,
                                                                                The Bank of New York
                                                                                (financial and securities
                                                                                services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee           Trustee since 1995. Serves         President and Chief             Director of New
                                             until a successor trustee          Executive Officer, Newbury,     America High Income
                                             is elected or earlier              Piret & Company, Inc.           Fund, Inc.
                                             retirement or removal.             (investment banking firm)       (closed-end
                                                                                                                investment company)




------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Trustee           Trustee since 1994. Serves         Senior Counsel, Sullivan &      Director, The Swiss
                                             until a successor trustee          Cromwell LLP (law firm)         Helvetia Fund, Inc.
                                             is elected or earlier                                              (closed-end
                                             retirement or removal.                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE                  PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE                 DURING PAST FIVE YEARS          HELD BY THIS OFFICER
Dorothy E. Bourassa (61)   Secretary         Since 2000. Serves at the          Secretary of PIM-USA; Senior    None
                                             discretion of the Board.           Vice President - Legal of
                                                                                Pioneer; Secretary/ Clerk of
                                                                                most of PIM-USA's
                                                                                subsidiaries; and Secretary
                                                                                of all of the Pioneer Funds
                                                                                since September 2003
                                                                                (Assistant Secretary from
                                                                                November 2000 to September
                                                                                2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45) Assistant         Since 2003. Serves at the          Associate General Counsel of    None
                           Secretary         discretion of the Board.           Pioneer since January 2008
                                                                                and Assistant Secretary of
                                                                                all of the Pioneer Funds
                                                                                since September 2003; Vice
                                                                                President and Senior Counsel
                                                                                of Pioneer from July 2002 to
                                                                                December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)       Treasurer         Since 2008. Serves at the          Vice President - Fund           None
                                             discretion of the Board.           Accounting, Administration
                                                                                and Controllership Services
                                                                                of Pioneer; Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                March 2008; Deputy Treasurer
                                                                                of Pioneer from March 2004
                                                                                to February 2008; Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds from March
                                                                                2004 to February 2008; and
                                                                                Treasurer and Senior Vice
                                                                                President, CDC IXIS Asset
                                                                                Management Services, from
                                                                                2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)      Assistant         Since 2000. Serves at the          Assistant Vice President -      None
                           Treasurer         discretion of the Board.           Fund Accounting,
                                                                                Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)         Assistant         Since 2002. Serves at the          Fund Accounting Manager -       None
                           Treasurer         discretion of the Board.           Fund Accounting,
                                                                                Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)      Assistant         Since 2009. Serves at the          Fund Administration Manager     None
                           Treasurer         discretion of the Board.           - Fund Accounting,
                                                                                Administration and
                                                                                Controllership Services
                                                                                since November 2008;
                                                                                Assistant Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                January 2009; and Client
                                                                                Service Manager -
                                                                                Institutional Investor
                                                                                Services at State Street
                                                                                Bank from March 2003 to
                                                                                March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)     Chief             Since 2007. Serves at the          Chief Compliance Officer of     None
                           Compliance        discretion of the Board.           Pioneer since December 2006
                           Officer                                              and of all the Pioneer Funds
                                                                                since January 2007; Vice
                                                                                President and Compliance
                                                                                Officer, MFS Investment
                                                                                Management (August 2005 to
                                                                                December 2006); Consultant,
                                                                                Fidelity Investments
                                                                                (February 2005 to July
                                                                                2005); and Independent
                                                                                Consultant (July 1997 to
                                                                                February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

 [LOGO]PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18678-04-0210


                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Report of Independent Registered Public
    Accounting Firm                                                           19

  Approval of Investment Advisory Agreement                                   20

  Trustees, Officers and Service Providers                                    23



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                 55.0%
Depositary Receipts for International Stocks                                34.1%
Temporary Cash Investments                                                   7.7%
Common Stocks                                                                2.4%
International Preferred Stocks                                               0.8%


Geographical Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Brazil                                                                      18.8%
South Korea                                                                 13.3%
People's Republic of China                                                  11.5%
Russia                                                                      11.3%
Taiwan                                                                       7.6%
South Africa                                                                 6.6%
India                                                                        5.4%
Mexico                                                                       5.3%
Hong Kong                                                                    4.8%
Indonesia                                                                    3.9%
United States                                                                2.3%
Israel                                                                       1.5
Canada                                                                       1.3%
Argentina                                                                    1.2%
Peru                                                                         1.2%
Turkey                                                                       1.1%
Malaysia                                                                     1.1%
Other (individually less than 1%)                                            1.8%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1. Petrobras Brasileiro SA de
    CV (A.D.R.) *                                                          4.03%
--------------------------------------------------------------------------------
 2. Vale SA (A.D.R.)                                                       3.54
--------------------------------------------------------------------------------
 3. Samsung Electronics
    Co., Ltd.                                                              2.76
--------------------------------------------------------------------------------
 4. Gazprom (A.D.R.)                                                       2.21
--------------------------------------------------------------------------------
 5. America Movil, Series L
    (A.D.R.) *                                                             1.99
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share   12/31/09       12/31/08
  Class I                   $ 27.34        $ 15.84
  Class II                  $ 26.94        $ 15.62

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
  Class I                   $0.2478        $  -               $  -
  Class II                  $0.1857        $  -               $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Emerging Markets     Pioneer Emerging Markets      MSCI Emerging
                   VCT Portfolio, Class I       VCT Portfolio, Class II       Markets Index
12/99                     10,000                        10,000                    10,000
                           6,580                         6,563                     6,939
12/01                      6,107                         6,080                     6,774
                           6,033                         5,993                     6,368
12/03                      9,543                         9,456                     9,952
                          11,356                        11,228                    12,534
12/05                     15,666                        15,450                    16,864
                          21,269                        20,935                    22,359
12/07                     30,384                        29,823                    31,253
                          12,699                        12,435                    14,633
12/09                     22,178                        21,640                    26,195

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

--------------------------------------------------------------------------------
                                                           Class I     Class II
--------------------------------------------------------------------------------
10 Years                                                     8.29%       8.03%
5 Years                                                     14.32%      14.02%
1 Year                                                      74.64%      74.02%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

       Share Class                                       I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/09             $1,000.00       $1,000.00
       Ending Account Value on 12/31/09              $1,295.07       $1,292.10
       Expenses Paid During Period*                  $    8.39       $    9.76

* Expenses are equal to the Portfolio's annualized expense ratio of 1.45% and 1.69% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

       Share Class                                       I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/09             $1,000.00       $1,000.00
       Ending Account Value on 12/31/09              $1,017.90       $1,016.69
       Expenses Paid During Period*                  $    7.37       $    8.59

* Expenses are equal to the Portfolio's annualized expense ratio of 1.45% and 1.69% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

In the following interview, John Pollen, Lead Manager of the Pioneer Emerging Markets VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the 12 months ended December 31, 2009.

Q: How did emerging markets stocks perform during the 12 months ended December
   31, 2009?

A: Emerging markets stocks delivered an outstanding return of 79.02% during 2009, as measured by the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The asset class comfortably outperformed the 30.79% return of the developed markets (as measured by the MSCI World Index). This substantial outperformance represented a massive snap-back rally from the extremely oversold levels of late 2008. At that time, the growing financial crisis made the threat of a global depression seem like a legitimate possibility for many investors. Once it became clear that the monetary and fiscal stimulus programs enacted by the world's governments were decreasing the likelihood of this worst-case scenario, sentiment improved and money flowed back into the asset classes, such as emerging markets equities, that had generated the worst performance during the downturn. U.S.-based investors gained an additional benefit from the robust gains in emerging markets currencies, which boosted the value of foreign investments when measured in U.S. dollar terms.

Q: Against that positive backdrop, how did Pioneer Emerging Markets VCT
   Portfolio perform during the 12 months ended December 31, 2009?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned 74.64% at net asset value during the 12 months ended December 31, 2009, and Class II shares returned 74.02%. As noted above, over the same period, the Portfolio's benchmark, the MSCI Emerging Markets Index, returned 79.02%. In addition, the 62 variable portfolios in Lipper's Emerging Markets Underlying category returned 73.45% over the same 12 months.

Q: What factors helped and hurt the Portfolio's performance during the 12 months ended December 31, 2009?

A: The largest positive contributions to the Portfolio's performance came from holdings in the Consumer Discretionary, Consumer Staples and Materials sectors, which were the Portfolio's three largest sector overweights. We liked materials stocks throughout 2009 due to their ability to fare well in a cyclical recovery. Key contributors in that area were IAMGOLD, Freeport McMoRan Copper & Gold, and Indonesian cement producer Indocement Tunggal Prakarsa. The Portfolio was overweight in the consumer areas of the market due to our positive outlook on stocks that are sensitive to the growing spending power of the middle class across the emerging markets. The top performers here included Cyrela Brazil Realty (Empreendimentos e Participacoes), which was up by more than 260%; Anta Sports Products, a Chinese sportswear company that gained more than 240%; and Lojas Renner, the Brazilian department store operator, which returned 241%.

   On the negative side, stock selection in Financials, Industrials, and Information Technology was a drag on the Portfolio's overall performance. The Portfolio's weighting in cash also had a negative effect on returns. The cash weighting in the Portfolio averaged about 2.7% during the course of the year ended December 31, 2009. While not exceedingly large, the cash balance detracted from performance given the strong return of the broader market.


A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What changes have you made to the Portfolio's positioning over the last 12 months?

A: The improving outlook for global growth has prompted us to take a more cyclical stance in the Portfolio. We remain cognizant of risk, however, as we believe the year ahead is likely to bring more muted returns than what we witnessed in 2009. We are therefore seeking to maintain a balance in the Portfolio between quality growth stocks and more stable companies that offer downside protection. We also have focused on reducing the number of Portfolio holdings while concentrating on our highest-conviction ideas.

   As of December 31, 2009, the Portfolio's three main overweight positions were in the Materials and the Consumer Staples/Consumer Discretionary sectors. The Portfolio's key underweights were in Utilities (where the Portfolio held a zero weighting), Telecommunications and Financials. The Portfolio's main overweights from a country perspective were in Russia, Indonesia, and Brazil, while the key underweights were in Taiwan, India, China, Malaysia, and Chile.

Q: What is your outlook for emerging market equities?

A: We remain optimistic about the asset class from a longer-term standpoint. We believe there remain many powerful reasons why emerging markets can move higher, such as robust liquidity and the emerging markets' faster economic growth and stronger government finances relative to their developed-market peers. The earnings outlook also appears positive, as we expect upgrades to continue and anticipate favorable year-over-year earnings numbers in the next two quarters due to the poor results companies reported in the prior year. The massive reserve of investor cash that is still sitting on the sidelines may also prove to be a constructive factor, given that the global investment community remains underweight to the emerging markets.

   That said, we have to be aware of potential pitfalls. In the months ahead, we will be closely monitoring factors such as the strength of the U.S. dollar and signs that the world's major central banks may be about to begin raising interest rates. Still, we would view short-term weakness as an opportunity to capitalize on the positive long-term story that continues to unfold in the emerging markets.



Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09




    Shares                                                          Value
             PREFERRED STOCK - 0.9%
             Media - 0.9%
             Cable & Satellite - 0.9%
    85,098   Net Servicos de Comunicacao SA*                 $  1,171,745
                                                             ------------
             TOTAL PREFERRED STOCK
             (Cost $986,679)                                 $  1,171,745
                                                             ------------
             COMMON STOCKS - 96.3%
             Energy - 14.3%
             Integrated Oil & Gas - 10.2%
 1,522,900   China Petroleum & Chemical, Ltd.                $  1,344,614
   118,000   Gazprom OAO (A.D.R.)                               2,955,900
    29,019   Lukoil Holding OAO (A.D.R.)                        1,636,672
   127,300   Petrobras Brasileiro SA de CV (A.D.R.)             5,396,247
   164,883   Rosneft Oil Co.*                                   1,387,347
   272,164   Surgutneftegaz OAO                                 1,306,387
                                                             ------------
                                                             $ 14,027,167
                                                             ------------
             Oil & Gas Equipment & Services - 1.1%
    37,100   Tenaris SA (A.D.R.) (b)                         $  1,582,315
                                                             ------------
             Oil & Gas Exploration & Production - 2.3%
 1,082,100   CNOOC, Ltd.                                     $  1,684,617
    22,727   Novatek OAO (G.D.R.)                               1,472,358
                                                             ------------
                                                             $  3,156,975
                                                             ------------
             Oil & Gas Refining & Marketing - 0.7%
    20,598   Reliance Industries, Ltd. (G.D.R.) (144A)       $    943,430
                                                             ------------
             Total Energy                                    $ 19,709,887
                                                             ------------
             Materials - 18.4%
             Construction Materials - 3.4%
   120,079   Cemex SA (A.D.R.)                               $  1,419,334
   265,912   Pretoria Portland Cement Co.                       1,245,907
 1,396,300   PT Indocement Tunggal Prakarsa Tbk                 2,030,565
                                                             ------------
                                                             $  4,695,806
                                                             ------------
             Diversified Metals & Mining - 7.8%
    85,260   Eurasian Natural Resources Corp.                $  1,259,121
    21,900   Freeport-McMoRan Copper & Gold, Inc.
             (Class B)*                                         1,758,351
     7,900   Korea Zinc Co.                                     1,374,638
   700,096   Nuevo Grupo Mexico SA                              1,599,607
   190,614   Vale SA (A.D.R.)                                   4,731,039
                                                             ------------
                                                             $ 10,722,756
                                                             ------------
             Fertilizers & Agricultural Chemicals - 1.2%
    78,569   Israel Chemicals, Ltd.                          $  1,025,774
    31,118   Uralkali OAO*                                        653,478
                                                             ------------
                                                             $  1,679,252
                                                             ------------
             Gold - 3.8%
    26,241   Anglogold Ashanti, Ltd.                         $  1,062,906
    91,473   Gold Fields, Ltd.                                  1,203,589
   107,800   IAMGOLD Corp.                                      1,685,992
 1,304,075   Zijin Mining Group Co., Ltd.                       1,234,019
                                                             ------------
                                                             $  5,186,506
                                                             ------------

    Shares                                                          Value
             Precious Metals & Minerals - 1.1%
    46,945   Compania de Minas Buenaventura SA
             (A.D.R.)                                        $  1,571,249
                                                             ------------
             Steel - 1.1%
    35,394   Kumba Iron Ore, Ltd.                            $  1,449,654
                                                             ------------
             Total Materials                                 $ 25,305,223
                                                             ------------
             Capital Goods - 4.7%
             Construction & Engineering - 3.8%
 1,204,300   China Communications Construction Co., Ltd.     $  1,143,817
   965,400   China Railways Construction Corp.                  1,229,539
    24,209   Hyundai Engineering & Construction Co., Ltd.       1,463,438
    37,527   Larsen & Toubro, Ltd.                              1,348,590
                                                             ------------
                                                             $  5,185,384
                                                             ------------
             Industrial Conglomerates - 0.9%
   218,000   Keppel Corp.                                    $  1,268,432
                                                             ------------
             Total Capital Goods                             $  6,453,816
                                                             ------------
             Transportation - 1.0%
             Marine - 1.0%
   898,700   China Shipping Development Co., Ltd. (b)        $  1,339,235
                                                             ------------
             Total Transportation                            $  1,339,235
                                                             ------------
             Automobiles & Components - 3.7%
             Auto Parts & Equipment - 0.9%
     8,959   Hyundai Mobis Co.                               $  1,304,999
                                                             ------------
             Automobile Manufacturers - 2.3%
   892,000   Dongfeng Motor Group                            $  1,269,604
   511,100   PT Astra International, Inc.                       1,871,500
                                                             ------------
                                                             $  3,141,104
                                                             ------------
             Motorcycle Manufacturers - 0.5%
    17,676   Hero Honda Motors, Ltd.                         $    649,558
                                                             ------------
             Total Automobiles & Components                  $  5,095,661
                                                             ------------
             Consumer Durables & Apparel - 3.6%
             Apparel, Accessories & Luxury Goods - 0.5%
   507,200   Anta Sports Products, Ltd.                      $    746,680
                                                             ------------
             Homebuilding - 2.1%
   101,164   Cyrela Brazil Realty SA                         $  1,421,984
   171,771   MRV Engenharia SA                                  1,389,542
                                                             ------------
                                                             $  2,811,526
                                                             ------------
             Household Appliances - 1.0%
    41,990   Woongjin Coway Co., Ltd.*                       $  1,382,519
                                                             ------------
             Total Consumer Durables & Apparel               $  4,940,725
                                                             ------------
             Retailing - 2.0%
             Department Stores - 2.0%
    77,034   Lojas Renner SA                                 $  1,736,911
 1,086,600   New World Department Store China Co.,
             Ltd.                                                 988,349
                                                             ------------
                                                             $  2,725,260
                                                             ------------
             Total Retailing                                 $  2,725,260
                                                             ------------


6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                       Value
             Food & Drug Retailing - 3.8%
             Food Retail - 1.5%
    64,300   X-5 Retail Group NV (G.D.R.)*                $  2,050,276
                                                          ------------
             Hypermarkets & Supercenters - 2.3%
    28,193   Brasil Distr Pao Acu (A.D.R.) (b)            $  2,117,858
     2,300   Shinsegae Co., Ltd.                             1,060,263
                                                          ------------
                                                          $  3,178,121
                                                          ------------
             Total Food & Drug Retailing                  $  5,228,397
                                                          ------------
             Food, Beverage & Tobacco - 1.3%
             Packaged Foods & Meats - 1.3%
    73,200   Wimm-Bill-Dann OAO* (b)                      $  1,744,356
                                                          ------------
             Total Food, Beverage & Tobacco               $  1,744,356
                                                          ------------
             Household & Personal Products - 2.8%
             Household Products - 1.2%
     6,500   LG Household & Health Care, Ltd.             $  1,622,629
                                                          ------------
             Personal Products - 1.6%
     1,342   Amorepacific Corp.                           $  1,074,396
    55,127   Natura Cosmeticos SA                            1,148,400
                                                          ------------
                                                          $  2,222,796
                                                          ------------
             Total Household &
             Personal Products                            $  3,845,425
                                                          ------------
             Pharmaceuticals & Biotechnology - 1.1%
             Pharmaceuticals - 1.1%
   159,005   Aspen Pharmacare Holdings, Ltd.*             $  1,584,515
                                                          ------------
             Total Pharmaceuticals
             & Biotechnology                              $  1,584,515
                                                          ------------
             Banks - 15.0%
             Diversified Banks - 14.1%
    70,996   Banco Bradesco SA (b)                        $  1,552,683
    64,873   Banco do Brasil SA                              1,105,409
    54,752   Banco Itau SA                                   1,250,536
    79,179   Bank Hapoalim, Ltd.*                              343,280
    73,590   Bank Leumi Le-Israel, Ltd.*                       335,452
 1,559,400   Bank Rakyat Indonesia PT                        1,256,016
   390,200   Bumiputra-Commerce Holdings Bhd                 1,462,709
 2,011,900   China Construction Bank Corp.                   1,712,439
 2,657,793   Chinatrust Financial Holding Co., Ltd.          1,643,591
   396,377   Gupo Fin Banorte SA de CV                       1,430,976
    43,300   Hana Financial Holdings, Inc.*                  1,226,899
    73,600   ICICI Bank, Ltd.                                1,374,055
 2,445,100   Industrial and Commercial Bank of China,
                Ltd.*                                        2,006,522
    31,470   Shinhan Financial Group Co., Ltd.               1,166,994
   348,029   Turkiye Garanti Bankasi AS                      1,473,373
                                                          ------------
                                                          $ 19,340,934
                                                          ------------
             Thrifts & Mortgage Finance - 0.9%
    22,200   Housing Development Finance Corp. Ltd.       $  1,278,080
                                                          ------------
             Total Banks                                  $ 20,619,014
                                                          ------------

    Shares                                                       Value
             Diversified Financials - 0.8%
             Diversified Financial Services - 0.8%
   284,000   African Bank Investments, Ltd.               $  1,142,425
                                                          ------------
             Total Diversified Financials                 $  1,142,425
                                                          ------------
             Insurance - 4.9%
             Life & Health Insurance - 2.8%
   105,125   Cathay Financial Holding Co., Ltd.
             (G.D.R.)*                                    $  1,865,969
    27,000   China Life Insurance Co. (A.D.R.) (b)           1,980,450
                                                          ------------
                                                          $  3,846,419
                                                          ------------
             Multi-Line Insurance - 1.1%
   379,600   China Pacific Insurance Co., Ltd.            $  1,512,789
                                                          ------------
             Property & Casualty Insurance - 1.0%
     7,939   Samsung Fire & Marine Insurance Co., Ltd.    $  1,353,993
                                                          ------------
             Total Insurance                              $  6,713,201
                                                          ------------
             Real Estate - 0.8%
             Real Estate Development - 0.8%
   670,400   Guangzhou R&F Properties Co., Ltd (b)        $  1,170,311
                                                          ------------
             Total Real Estate                            $  1,170,311
                                                          ------------
             Software & Services - 1.6%
             Data Processing & Outsourced Services - 0.5%
    43,206   Redecard SA                                  $    718,861
                                                          ------------
             IT Consulting & Other Services - 1.1%
    27,900   Infosys Technologies, Ltd. (A.D.R.) (b)      $  1,542,033
                                                          ------------
             Total Software & Services                    $  2,260,894
                                                          ------------
             Technology Hardware & Equipment - 5.2%
             Communications Equipment - 1.0%
   249,100   ZTE Corp.                                    $  1,521,907
                                                          ------------
             Computer Hardware - 1.1%
 1,037,260   Compal Electronics Co., Ltd.                 $  1,425,845
                                                          ------------
             Electronic Components - 1.7%
    32,850   LG Display Co., Ltd.                         $  1,107,623
    74,100   LG Display Co., Ltd. (b)                        1,254,513
                                                          ------------
                                                          $  2,362,136
                                                          ------------
             Electronic Manufacturing Services - 1.4%
   407,866   Hon Hai Precision Industry Co., Ltd          $  1,918,386
                                                          ------------
             Total Technology Hardware
             & Equipment                                  $  7,228,274
                                                          ------------
             Semiconductors - 5.1%
    76,152   MediaTek, Inc.                               $  1,322,245
     5,419   Samsung Electronics Co., Ltd.                   3,696,006
   178,730   Taiwan Semiconductor Manufacturing Co.
             (A.D.R.)                                        2,044,671
                                                          ------------
                                                          $  7,062,922
                                                          ------------
             Total Semiconductors                         $  7,062,922
                                                          ------------


  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                    (continued)
--------------------------------------------------------------------------------

    Shares                                                       Value
            Telecommunication Services - 6.2%
            Integrated Telecommunication Services - 1.3%
  139,235   Bezeq Israeli Telecommunications Corp.,
            Ltd.                                          $    350,551
   66,100   Tele Norte Leste Participacoes SA (A.D.R.)       1,415,862
                                                          ------------
                                                          $  1,766,413
                                                          ------------
            Wireless Telecommunication Services - 4.9%
   56,696   America Movil SAB, Series L (A.D.R.)          $  2,663,578
   21,500   China Mobile, Ltd. (Hong Kong) Ltd.
            (A.D.R.)                                           998,243
   38,351   Mobile Telesystems, Inc. (A.D.R.)                1,874,980
   74,446   MTN Group, Ltd.                                  1,185,184
                                                          ------------
                                                          $  6,721,985
                                                          ------------
            Total Telecommunication Services              $  8,488,398
                                                          ------------
            TOTAL COMMON STOCKS
            (Cost $97,133,937)                            $132,657,939
                                                          ------------

 Principal
 Amount($)
             TEMPORARY CASH INVESTMENTS - 8.1%
             Securities Lending Collateral - 8.1% (c)
             Certificates of Deposit:
   329,470   Bank of Nova Scotia, 0.19%, 2/17/10          $    329,470
   329,470   DnB NOR Bank ASA NY, 0.2%, 2/17/10                329,470
   119,938   Nordea Bank Finland, 0.19%, 1/28/10               119,938
   299,526   Svenska NY, 0.20%, 3/30/10                        299,526
   359,422   Rabobank Nederland NY, 0.19%, 3/2/10              359,422
    32,127   Westpac Banking NY, 1.35%, 3/19/10                 32,127
   299,518   Societe Generale, 0.21%, 3/4/10                   299,518
   329,470   CBA Financial, 0.27%, 1/3/11                      329,470
    91,230   BNP Paribas, 0.78%, 6/4/10                         91,230
   212,779   Wachovia Bank NA, 1.17%, 5/14/10                  212,779
                                                          ------------
                                                          $  2,402,950
                                                          ------------
             Commercial Paper:
   239,473   BBVA London, 0.28%, 3/18/10                  $    239,473
    64,281   US Bancorp, 0.26%, 5/6/10                          64,281
    60,332   American Honda Finance, 0.22%, 2/5/10              60,332
    89,935   GE Capital Corp., 0.45%, 8/20/10                   89,935
    32,424   GE Capital Corp., 0.38%, 10/21/10                  32,424
    32,641   GE Capital Corp., 0.34%, 10/6/10                   32,641
   239,543   HND AF, 0.18%, 3/2/10                             239,543
   329,380   HSBC, 0.20%, 2/19/10                              329,380
    33,409   John Deer Capital Corp., 0.36%, 7/6/10             33,409
   253,696   JPMorgan Chase & Co., 0.57%, 9/24/10              253,696
   299,417   NABPP, 0.19%, 3/8/10                              299,417
   233,449   PARFIN, 0.25%, 4/19/10                            233,449
   299,397   Cafco, 0.20%, 3/15/10                             299,397
   329,366   Char FD, 0.18%, 3/5/10                            329,366

   Principal
  Amount ($)                                                     Value
             Commercial Paper (continued):
   299,215   WSTPAC, 0.25%, 5/27/10                       $    299,215
   179,645   Ciesco, 0.20%, 3/8/10                             179,645
   149,719   Ciesco, 0.20%, 2/18/10                            149,719
   299,459   Fasco, 0.17%, 2/12/10                             299,459
   149,970   Kithaw, 0.21%, 3/2/10                             149,970
   153,626   Kithaw, 0.20%, 2/23/10                            153,626
   205,682   Old LLC, 0.19%, 3/17/10                           205,682
    83,989   Old LLC, 0.18%, 2/17/10                            83,989
   102,252   Ranger, 0.20%, 3/12/10                            102,252
   101,818   SRCPP, 0.19%, 2/3/10                              101,818
   209,618   SRCPP, 0.19%, 2/10/10                             209,618
    89,778   TB LLC, 0.19%, 2/8/10                              89,778
   164,644   TB LLC, 0.20%, 3/5/10                             164,644
    59,934   TB LLC, 0.10%, 2/9/10                              59,934
   341,758   Bank of America, 0.87%, 5/12/10                   341,758
    59,912   BBVA Senior US, 0.3%, 3/12/10                      59,912
   339,659   Santander, 0.33%, 7/23/10                         339,659
   119,763   WFC, 0.49%, 8/20/10                               119,763
                                                          ------------
                                                          $  5,647,184
                                                          ------------
             Tri-party Repurchase Agreements:
 1,198,073   Deutsche Bank, 0.01%, 1/4/10                 $  1,198,073
   599,036   JPMorgan, 0.0%, 1/4/10                            599,036
   809,328   Barclays Capital Markets, 0.0%, 1/4/10            809,328
                                                          ------------
                                                          $  2,606,437
                                                          ------------

    Shares
            Money Market Mutual Funds:
  239,614   Dreyfus Preferred Money Market Fund           $    239,614
  239,615   Blackrock Liquidity Temporary Cash Fund            239,615
                                                          ------------
                                                          $    479,229
                                                          ------------
            Total Securities Lending Collateral           $ 11,135,800
                                                          ------------
            TOTAL TEMPORARY CASH
            INVESTMENTS
            (Cost $11,135,800)                            $ 11,135,800
                                                          ------------
            TOTAL INVESTMENT IN
            SECURITIES - 105.3%
            (Cost $109,256,416) (a)(d)                    $144,965,484
                                                          ------------
            OTHER ASSETS AND
            LIABILITIES - (5.3)%                          $ (7,345,555)
                                                          ------------
            TOTAL NET ASSETS - 100.0%                     $137,619,929
                                                          ============

(A.D.R.)  American Depositary Receipt

(G.D.R.)  Global Depositary Receipt

*         Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2009, the value of these securities amounted to $943,430 or 0.7% of total net assets.


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $116,004,871 was as follows:

          Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost          $33,418,826
          Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value           (4,458,213)
                                                                     -----------
          Net unrealized gain                                        $28,960,613
                                                                     ===========

(b)       At December 31, 2009, the following securities were out on loan:



           Shares      Security                                          Value
           70,200      Banco Bradesco SA                             $ 1,535,274
           24,100      Brasil Distr Pao Acu (A.D.R.)                   1,810,392
           26,700      China Life Insurance Co. (A.D.R.)               1,958,445
           45,000      China Shipping Development Co., Ltd.               67,059
          300,000      Guangzhou R&F Properties Co., Ltd                 523,707
           20,000      Infosys Technologies, Ltd. (A.D.R.)             1,105,400
           73,300      LG Display Co., Ltd.                            1,240,969
           36,500      Tenaris SA (A.D.R.)                             1,556,725
           49,300      Wimm-Bill-Dann OAO*                             1,174,819
                                                                     -----------
                       Total                                         $10,972,790
                                                                     ===========

(c)       Securities lending collateral is managed by Credit Suisse AG, New York
          Branch.

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

          Brazil                                                           18.8%
          South Korea                                                      13.3
          People's Republic of China                                       11.5
          Russia                                                           11.3
          Taiwan                                                            7.6
          South Africa                                                      6.6
          India                                                             5.4
          Mexico                                                            5.3
          Hong Kong                                                         4.8
          Indonesia                                                         3.9
          United States                                                     2.3%
          Israel                                                            1.5
          Canada                                                            1.3
          Argentina                                                         1.2
          Peru                                                              1.2
          Turkey                                                            1.1
          Malaysia                                                          1.1
          Other (individually less than 1%)                                 1.8
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $79,740,266 and $56,012,777, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                                Level 1       Level 2     Level 3       Total
Common Stocks               $52,079,041    $        --     $--     $ 52,079,041
Common Stocks*                       --     80,578,898      --       80,578,898
Preferred Stock               1,171,745             --      --        1,171,745
Temporary Cash
   Investments                       --     10,656,571      --       10,656,571
Money Market
   Mutual Funds                 479,229             --      --          479,229
                            -----------    -----------     ---     ------------
  Total                     $53,730,015    $91,235,469     $--     $144,965,484
                            ===========    ===========     ===     ============

* Securities of non-U.S. issuers are valued using independent pricing services.


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year        Year        Year        Year          Year
                                                           Ended       Ended       Ended       Ended         Ended
                                                         12/31/09    12/31/08    12/31/07    12/31/06      12/31/05
Class I
Net asset value, beginning of period                      $ 15.84     $ 43.86     $ 34.26     $ 28.09       $ 20.48
                                                          -------     -------     -------     -------       -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.10     $  0.39     $  0.11     $  0.27       $  0.22
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                         11.65      (23.10)      13.83        8.83          7.51
                                                          -------     -------     -------     -------       -------
  Net increase (decrease) from investment
    operations                                            $ 11.75     $(22.71)    $ 13.94     $  9.10       $  7.73
Distributions to shareowners:
 Net investment income                                      (0.25)      (0.13)      (0.20)      (0.16)        (0.12)
 Net realized gain                                             --       (5.18)      (4.14)      (2.77)           --
                                                          -------     -------     -------     -------       -------
Total Distributions                                       $ (0.25)    $ (5.31)    $ (4.34)    $ (2.93)      $ (0.12)
                                                          -------     -------     -------     -------       -------
Redemption Fee                                            $    --     $    --     $    --     $  0.00(a)    $    --
                                                          -------     -------     -------     -------       -------
Net increase (decrease) in net asset value                $ 11.50     $(28.02)    $  9.60     $  6.17       $  7.61
                                                          -------     -------     -------     -------       -------
Net asset value, end of period                            $ 27.34     $ 15.84     $ 43.86     $ 34.26       $ 28.09
                                                          =======     =======     =======     =======       =======
Total return*                                               74.64%     (58.20)%     42.86%      35.77%        37.95%
Ratio of net expenses to average net assets+                 1.45%       1.52%       1.40%       1.51%         1.75%
Ratio of net investment income to average net assets+        0.72%       1.44%       0.41%       0.84%         0.94%
Portfolio turnover rate                                        60%         65%         54%         49%           74%
Net assets, end of period (in thousands)                  $54,690     $24,424     $47,612     $12,919       $11,205
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                1.45%       1.52%       1.40%       1.51%         1.77%
 Net investment income                                       0.72%       1.44%       0.41%       0.84%         0.92%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year        Year        Year        Year          Year
                                                           Ended       Ended       Ended       Ended         Ended
                                                         12/31/09    12/31/08    12/31/07    12/31/06      12/31/05
Class II
Net asset value, beginning of period                      $ 15.62     $ 43.32     $ 33.92     $ 27.84       $ 20.33
                                                          -------     -------     -------     -------       -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.07     $  0.31     $  0.10     $  0.17       $  0.15
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                         11.44      (22.80)      13.58        8.79          7.46
                                                          -------     -------     -------     -------       -------
  Net increase (decrease) from investment
    operations                                            $ 11.51     $(22.49)    $ 13.68     $  8.96       $  7.61
Distributions to shareowners:
 Net investment income                                      (0.19)      (0.03)      (0.14)      (0.11)        (0.10)
 Net realized gain                                             --       (5.18)      (4.14)      (2.77)           --
                                                          -------     -------     -------     -------       -------
Total Distributions                                       $ (0.19)    $ (5.21)    $ (4.28)    $ (2.88)      $ (0.10)
                                                          -------     -------     -------     -------       -------
Redemption Fee                                            $    --     $    --     $    --     $  0.00(a)    $    --
                                                          -------     -------     -------     -------       -------
Net increase (decrease) in net asset value                $ 11.32     $(27.70)    $  9.40     $  6.08       $  7.51
                                                          -------     -------     -------     -------       -------
Net asset value, end of period                            $ 26.94     $ 15.62     $ 43.32     $ 33.92       $ 27.84
                                                          =======     =======     =======     =======       =======
Total return*                                               74.02%     (58.30)%     42.45%      35.51%        37.60%
Ratio of net expenses to average net assets+                 1.69%       1.76%       1.64%       1.75%         1.97%
Ratio of net investment income to average net assets+        0.45%       1.24%       0.31%       0.57%         0.70%
Portfolio turnover rate                                        60%         65%         54%         49%           74%
Net assets, end of period (in thousands)                  $82,930     $38,143     $85,981     $58,130       $44,026
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                1.69%       1.76%       1.64%       1.75%         1.99%
 Net investment income                                       0.45%       1.24%       0.31%       0.57%         0.68%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $10,972,790) (cost $109,256,416)   $ 144,965,484
 Cash                                                                                                      2,700,102
 Foreign currencies, at value (cost $175,045)                                                                178,423
 Receivables --
  Portfolio shares sold                                                                                    1,065,740
  Dividends and interest                                                                                      70,947
 Other                                                                                                         6,128
                                                                                                       -------------
   Total assets                                                                                        $ 148,986,824
                                                                                                       -------------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                                                                         $      94,063
  Upon return of securities loaned                                                                        11,135,800
 Due to affiliates                                                                                             5,612
 Accrued expenses                                                                                             73,566
 Reserve for repatriation of taxes                                                                            57,854
                                                                                                       -------------
   Total liabilities                                                                                   $  11,366,895
                                                                                                       -------------
NET ASSETS:
 Paid-in capital                                                                                       $ 123,800,504
 Undistributed net investment income                                                                         539,388
 Accumulated net realized loss on investments and foreign currency transactions                         (22,375,038)
 Net unrealized gain on investments and reserve for repatriation of taxes                                 35,651,214
 Net unrealized gain on forward foreign currency contracts and other assets and liabilities denominated
 in foreign currencies                                                                                         3,861
                                                                                                       -------------
  Total net assets                                                                                     $ 137,619,929
                                                                                                       =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $54,689,572/2,000,642 shares)                                                       $       27.34
                                                                                                       =============
 Class II (based on $82,930,357/3,078,557 shares)                                                      $       26.94
                                                                                                       =============


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $243,313)                                   $   2,010,547
 Interest and other (net of foreign taxes withheld of $725)                                      4,403
 Income from securities loaned, net                                                             74,175
                                                                                         -------------
                                                                                                             $   2,089,125
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $   1,118,100
 Transfer agent fees
  Class I                                                                                        1,117
  Class II                                                                                       1,117
 Distribution fees
  Class II                                                                                     144,730
 Administrative reimbursements                                                                  34,078
 Custodian fees                                                                                116,854
 Professional fees                                                                              73,930
 Printing expense                                                                               31,688
 Fees and expenses of nonaffiliated trustees                                                     7,450
 Miscellaneous                                                                                  17,356
                                                                                         -------------
   Total expenses                                                                                            $   1,546,420
                                                                                                             -------------
    Net investment income                                                                                    $     542,705
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized loss on:
  Investments                                                                            $ (12,433,455)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                          (13,718)      $ (12,447,173)
                                                                                         -------------       -------------
 Change in net unrealized gain on:
  Investments and reserve for repatriation taxes                                         $  63,741,913
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                            4,876       $  63,746,789
                                                                                         -------------       -------------
 Net gain on investments and foreign currency transactions                                                   $  51,299,616
                                                                                                             -------------
 Net increase in net assets resulting from operations                                                        $  51,842,321
                                                                                                             =============


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                                                Year               Year
                                                                                                Ended              Ended
                                                                                              12/31/09           12/31/08
FROM OPERATIONS:
Net investment income                                                                      $     542,705      $   1,334,310
Net realized loss on investments and foreign currency transactions                           (12,447,173)       (10,194,272)
Change in net unrealized gain (loss) on investments and foreign currency transactions         63,746,789        (71,646,347)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $  51,842,321      $ (80,506,309)
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.25 and $0.13 per share, respectively)                                        $    (469,410)     $    (139,087)
  Class II ($0.19 and $0.03 per share, respectively)                                            (457,301)           (54,930)
Net realized gain:
  Class I ($0.00 and $5.18 per share, respectively)                                                   --         (5,740,455)
  Class II ($0.00 and $5.18 per share, respectively)                                                  --         (9,743,938)
                                                                                           -------------      -------------
    Total distributions to shareowners                                                     $    (926,711)     $ (15,678,410)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  57,138,785      $  51,837,446
Reinvestment of distributions                                                                    926,711         15,678,409
Cost of shares repurchased                                                                   (33,928,034)       (42,356,875)
                                                                                           -------------      -------------
  Net increase in net assets resulting from Portfolio share transactions                   $  24,137,462      $  25,158,980
                                                                                           -------------      -------------
  Net increase (decrease) in net assets                                                    $  75,053,072      $ (71,025,739)
NET ASSETS:
Beginning of year                                                                             62,566,857        133,592,596
                                                                                           -------------      -------------
End of year                                                                                $ 137,619,929      $  62,566,857
                                                                                           =============      =============
Undistributed net investment income                                                        $     539,388      $     935,640
                                                                                           =============      =============


                                                           '09 Shares        '09 Amount        '08 Shares       '08 Amount
CLASS I
Shares sold                                                   913,235      $  19,198,284         863,350      $  27,901,545
Reinvestment of distributions                                  22,428            469,410         174,312          5,879,542
Less shares repurchased                                      (476,941)       (10,284,557)       (581,174)       (17,239,682)
                                                           ----------      -------------       ---------      -------------
  Net increase                                                458,722      $   9,383,137         456,488      $  16,541,405
                                                           ==========      =============       =========      =============
CLASS II
Shares sold                                                 1,796,995      $  37,940,501       1,001,423      $  23,935,901
Reinvestment of distributions                                  22,124            457,301         294,261          9,798,867
Less shares repurchased                                    (1,182,724)       (23,643,477)       (838,081)       (25,117,193)
                                                           ----------      -------------       ---------      -------------
  Net increase                                                636,395      $  14,754,325         457,603      $   8,617,575
                                                           ==========      =============       =========      =============


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Portfolio.

   The Fund may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                              (continued)
--------------------------------------------------------------------------------

   the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2009, the Portfolio paid no such taxes.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2009, the Portfolio had $57,854 in reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $15,626,582, of which, the following amounts will expire between 2016 and 2017 if not utilized: $696,838 in 2016 and $14,929,744 in 2017.

   At December 31, 2009, the Portfolio has reclassified $12,246 to decrease undistributed net investment income, and $12,246 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      2009              2008
--------------------------------------------------------------------------------
  Distributions paid
  from:
  Ordinary Income                                 $   926,711        $   842,418
  Long-term capital gain                                   --         14,835,992
                                                  -----------        -----------
  Total distributions                             $   926,711        $15,678,410
                                                  ===========        ===========
  Distributable Earnings:
  Undistributed ordinary
  income                                          $   539,388
  Capital loss carryforward                       (15,626,582)
  Unrealized appreciation                          28,906,619
                                                  -----------
    Total                                         $13,819,425
                                                  ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Portfolios Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $246,276 in commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,561 in management fees, administrative costs and certain others reimbursements payable to PIM at December 31, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                              (continued)
--------------------------------------------------------------------------------

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $509 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $560 in distribution fees payable to PFD at December 31, 2009.

5. Forward Foreign Currency Contracts
During the year ended December 31, 2009, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. The average number of contracts open during the year ended December 31, 2009 was 931,696. At December 31, 2009 the Portfolio had no outstanding portfolio or settlement hedges.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                Change in
                                                                                                             Unrealized Gain
       Derivatives Not                                                                                        or (Loss) on
   Accounted for as Hedging                                                             Realized Gain or       Derivatives
      Instruments Under                     Location of Gain or (Loss)               (Loss) on Derivatives    Recognized in
        Statement 133                  On Derivatives Recognized in Income            Recognized in Income       Income
----------------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized loss on forward foreign currency               $(12,246)
                              contracts and other assets and liabilities
                              denominated in foreign currencies

 Foreign Exchange Contracts   Change in unrealized gain (loss) on forward foreign                                $4,876
                              currency contracts and other assets and liabilities
                              denominated in foreign currencies
----------------------------------------------------------------------------------------------------------------------------

7. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2009, in the third quintile of its Morningstar category for the three and ten year periods ended June 30, 2009 and in the second quintile of its Morningstar category for the five year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that, effective January 1, 2010, a breakpoint would be added to the Portfolio's management fee schedule on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                           (continued)
--------------------------------------------------------------------------------

considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE                  PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE                 DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE

John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(51)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Deputy Chairman and a director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP

Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(51)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); and Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (66)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(65)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(62)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (66)         Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 to 2004 and 2008 to present); and Executive Vice
                           President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
-------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          President, Bush International, LLC (international financial advisory firm)
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(65)
-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(62)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (66)         Director of Enterprise Community
                           Investment, Inc. (privately held affordable
                           housing finance company); and Director of
                           Oxford Analytica, Inc. (privately held
                           research and consulting company)
--------------------------------------------------------------------------------
Mary K. Bush (61)          Director of Marriott International, Inc.;
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman
(65)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(62)
--------------------------------------------------------------------------------
Thomas J. Perna (59)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (81)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

 TRUST OFFICERS



                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (61)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (30)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
-------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005); and
                             Independent Consultant (July 1997 to February 2005)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18658-04-0210


                                                            [Logo]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares





                                                                   ANNUAL REPORT


                                                               December 31, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  10

  Notes to Financial Statements                                         15

  Report of Independent Registered Public
    Accounting Firm                                                     18

  Approval of Investment Advisory Agreement                             19

  Trustees, Officers and Service Providers                              22


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data is represented by a pie chart in the printed material.]

U.S. Common Stocks                                                      93.3%
Temporary Cash Investments                                               4.6%
Depositary Receipts for International Stocks                             2.1%

Sector Distribution
(As a percentage of equity holdings)

[The following data is represented by a pie chart in the printed material.]

Utilities                                                               15.7%
Financials                                                              15.1%
Consumer Staples                                                        14.4%
Industrials                                                             12.8%
Consumer Discretionary                                                   9.1%
Materials                                                                9.1%
Energy                                                                   8.7%
Health Care                                                              8.0%
Information Technology                                                   4.1%
Telecommunication Services                                               3.0%

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

1.  Questar Corp.                                       3.22%
2.  Emerson Electric Co.                                2.75
3.  Valspar Corp.                                       2.70
4.  Johnson Controls, Inc.                              2.62
5.  PACCAR, Inc.                                        2.59

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/09      12/31/08
  Class I                     $ 16.75      $ 15.18
  Class II                    $ 16.85      $ 15.26


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.5028       $   -             $   -
  Class II                  $ 0.4621       $   -             $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data is represented by a line chart in the printed material.]

               Pioneer          Pioneer
            Equity Income    Equity Income
            VCT Portfolio,   VCT Portfolio,   Russell 1000
               Class I          Class II      Value Index
12/99           10,000           10,000          10,000
                11,485           11,449          10,701
12/01           10,685           10,630          10,103
                 8,994            8,924           8,535
12/03           11,028           10,912          11,098
                12,835           12,662          12,929
12/05           13,568           13,361          13,840
                16,614           16,316          16,919
12/07           16,748           16,405          16,890
                11,675           11,405          10,666
12/09           13,326           12,989          12,767

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

             Class I     Class II
10 Years      2.91%       2.65%
5 Years       0.75%       0.51%
1 Year       14.14%      13.89%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value % $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

Share Class                                         I               II
---------------------------------------------------------------------------
Beginning Account Value on 7/1/09               $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/09                $ 1,205.79       $ 1,204.55
Expenses Paid During Period*                    $     4.28       $     5.61

* Expenses are equal to the Fund's annualized expense ratio of 0.77%, 1.01% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

Share Class                                         I               II
---------------------------------------------------------------------------
Beginning Account Value on 7/1/09               $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/09                $ 1,021.32       $ 1,020.11
Expenses Paid During Period*                    $     3.92       $     5.14

* Expenses are equal to the Fund's annualized expense ratio of 0.77%, 1.01% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

Over the 12 months ended December 31, 2009, the U.S. economy experienced significant turbulence, marked by a financial crisis, a stock market debacle, massive government stimulus spending and intervention in the private economy, and then a sharp market recovery, which defined the final ten months of the period. In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the 12-month period and the Portfolio's performance. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income VCT Portfolio.

Q: Could you discuss the investment environment for the Portfolio during the 12 months ended December 31, 2009?

A: Times of extreme fluctuation in the markets often leave one baffled. How could things possibly have changed so much over such a short span? Why would investors have switched in mood from deeply pessimistic to buoyantly optimistic in a space of a few weeks? What could have prompted savers suddenly to move money they were hiding under their pillows to stocks and bonds of distressed companies? It is a mysterious matter, the tossing and turning of the financial waves and what sets it in motion!

     What appeared to turn things around this time was an enormous infusion of money into the markets by the U.S. government, and the sudden realization in early March 2009 that the government support was going to keep our financial system from collapsing. Investor sentiment had also reached such a low point that the only direction it could move was higher; market technicians call that an "oversold condition," and what we had in early 2009 was an extreme version of that. The stock market also reflects economic expectations, and by March 2009 some forecasters were predicting improving conditions over the balance of the year and into 2010.

     In the first stages of a market upturn, speculators are often drawn to the depressed shares of troubled companies and other stocks hard hit by the recession and bear market. Not unreasonably, they sense that the greatest bargains may lie in those neglected corners of the market, but, less rationally, they will often buy quite indiscriminately, scooping up everything that had been beaten down in price, whether or not it represents good value and regardless of whether the company has genuine chances for a long-term recovery and future growth. We saw a similar phenomenon in 2003, when, following the Internet debacle of the previous few years, the market came roaring back and took aloft the stocks of many, many fallen favorites from the late 1990s. In the end, though, the market had it right about the loss of value in some of those "stories," and after the impressive rebounds, a lot of the same stocks fell right back into their torpor. Only time will tell what will happen on this occasion.

Q: How did Pioneer Equity Income VCT Portfolio fare during that volatile period in the markets?

A: Over the 12 months ended December 31, 2009, Pioneer Equity Income VCT Portfolio's Class I shares returned 14.14% at net asset value, and Class II shares returned 13.89%, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 19.69%. During the same 12-month period, the average return of the 66 variable portfolios in Lipper's Equity Income Underlying category was 23.06%.

Q: Could you please discuss the Portfolio's sector exposures during the last fiscal year ended December 31, 2009, and how they affected the Portfolio's relative performance during the 12-month period?

A: The bulk of the Portfolio's underperformance versus its benchmark Russell Index was attributable to our positioning in the financial services sector. As the companies there cut or appeared at risk of cutting their dividends, we sold the shares, as has been our discipline for the Portfolio. Unfortunately, when the market turned around, it was precisely a number of the dividend-cutting firms that came back most strongly price-wise. Similar decisions in the materials and consumer-cyclical sectors had the same negative effect on the Portfolio's performance results.

     As we move into the Portfolio's new fiscal year (beginning January 1, 2010), the Portfolio remains underweight to the financials sector; though we did, in the first half of 2009, restore holdings in a few of the companies where we saw ongoing potential for operational improvement and revenue gains. Otherwise we have remained focused on maintaining a competitive dividend yield for the Portfolio's shareholders and, accordingly, continue our search for worthwhile investments across all of the market sectors.

Q: What new purchases did you make in the Portfolio during the last six months of the Portfolio's fiscal year ended December 31, 2009, since the last semiannual report was published, and which positions did you eliminate?

A: Overall we added four names to the Portfolio and eliminated 10. In materials, we bought shares of Sonoco Products, manufacturer of industrial and consumer packaging. Intel enhanced the Portfolio's exposure to information technology, and in telecommunication services we assumed a position in

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     CenturyTel following its acquisition of Embarq, another Portfolio holding. Finally, we added National Fuel Gas, a natural gas utility and pipeline company with an attractive exploration-and-production operation.

     On the sale side, in addition to our tendering of the Portfolio's shares in Embarq, we disposed of positions in a number of companies that we thought had either reached their potential or were no longer as compelling from an investment standpoint as they had been when we made our initial purchases. The sales from the Portfolio included Air Products & Chemicals, Plum Creek Timber, Frontier Communications, Windstream, FPL Group, PG&E, Parker Hannifin, McGraw-Hill, and Kraft Foods.

Q: The Portfolio has typically had a high regard for dividends. Given the many cost-cutting measures taken by companies in the wake of the financial crisis and recession, has identifying high-quality, dividend-paying stocks become more difficult?

A: Unquestionably, this has been a trying time for us as dividend-focused investors, both because the dividend payers have had one of their rare periods of significant underperformance in the market relative to non-dividend payers and because the companies paying dividends have been quite cautious about raising them. On the horizon there may also be changes in the tax laws that affect dividend payments and companies' interest in making them. But we do think that the companies maintaining their dividends during the difficult times we have experienced have generally weathered the economic storms better than the average company, and that they are in good shape to take part in the economy as it starts to grow again. It has been a stiff test for companies and their financial skills as well as their commitment to shareholders. We think that the companies passing that test hold the potential for attractive total return for the Portfolio's shareholders in the years ahead.

Q: As we come to the end of 2009, the U.S. economy appears to be recovering from its worst recession in some years. However, unemployment remains high, and the large Federal budget deficit - with additional spending still under discussion in Washington - continues to be an area of concern. Could you discuss your outlook for 2010 and how it may influence your investment approach?

A: We are generally constructive in our economic outlook, believing that the momentum of recovery will more than offset whatever adverse effects may result from policy changes and spending programs coming out of Washington. While we share the concern over the deficit, we note that it should begin diminishing as a percentage of GDP during the next year or two. We would also note that, these days, an investment in U.S. stocks is not just a bet on the U.S. economy, though we do still like that bet, too. Instead, because of the growing contribution of overseas sales and earnings to U.S. corporate results, one must think more broadly and take into account all of the potential opportunities for U.S. companies throughout the world. From that point of view, we think that many of the Portfolio's holdings are very attractively positioned indeed, with strong businesses in such growing countries and areas as India, East Asia, and Latin America.

     At the end of the day, we look at individual companies and their individual prospects. We do not start with a "theme," an economic "macroview," or opinion about a sector. Instead, we turn over companies one by one and consider the unique prospects each of them has to develop over time and become a good investment vehicle for our Portfolio. There are always things about which one can worry. It is our goal to look through as much of the confusion about current events as we can and see each company on its own terms, and every stock for its particular potential.

     Thank you for your continued support.





     Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These opinions should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------

     Shares                                                       Value
                  COMMON STOCKS - 99.2%
                  Energy - 8.6%
                  Integrated Oil & Gas - 7.4%
     23,585       Chevron Corp.                            $  1,815,809
     48,562       ConocoPhillips, Inc.                        2,480,061
     24,043       Exxon Mobil Corp.                           1,639,492
     85,284       Marathon Oil Corp.                          2,662,566
     33,634       Royal Dutch Shell Plc (A.D.R.) (b)          2,021,740
                                                           ------------
                                                           $ 10,619,668
                                                           ------------
                  Oil & Gas Storage & Transportation - 1.2%
     82,030       Spectra Energy Corp.                     $  1,682,435
                                                           ------------
                  Total Energy                             $ 12,302,103
                                                           ------------
                  Materials - 9.0%
                  Diversified Chemical - 1.7%
     71,739       E.I. du Pont de Nemours & Co.            $  2,415,452
                                                           ------------
                  Diversified Metals & Mining - 2.0%
     42,837       Compass Minerals International, Inc.     $  2,878,218
                                                           ------------
                  Paper Packaging - 0.6%
     31,891       Sonoco Products Co.                      $    932,812
                                                           ------------
                  Specialty Chemicals - 2.7%
    141,355       Valspar Corp.                            $  3,836,375
                                                           ------------
                  Steel - 2.0%
     25,127       Carpenter Technology, Inc.               $    677,173
     46,735       Nucor Corp.                                 2,180,188
                                                           ------------
                                                           $  2,857,361
                                                           ------------
                  Total Materials                          $ 12,920,218
                                                           ------------
                  Capital Goods - 11.8%
                  Aerospace & Defense - 1.2%
     24,152       United Technologies Corp.                $  1,676,390
                                                           ------------
                  Construction & Farm Machinery &
                  Heavy Trucks - 4.1%
     17,528       Caterpillar, Inc.                        $    998,921
     20,821       Deere & Co.                                 1,126,208
    101,489       PACCAR, Inc.                                3,681,006
                                                           ------------
                                                           $  5,806,135
                                                           ------------
                  Electrical Component & Equipment - 2.7%
     91,564       Emerson Electric Co.                     $  3,900,626
                                                           ------------
                  Industrial Machinery - 3.8%
     28,049       Gorman-Rupp Co.                          $    775,274
     48,480       Illinois Tool Works, Inc.                   2,326,555
     30,322       Snap-On, Inc.                               1,281,408
     46,964       The Timken Co.                              1,113,516
                                                           ------------
                                                           $  5,496,753
                                                           ------------
                  Total Capital Goods                      $ 16,879,904
                                                           ------------

     Shares                                                       Value
                  Commercial Services & Supplies - 0.9%
                  Office Services & Supplies - 0.9%
     50,537       Mine Safety Appliances Co.               $  1,340,747
                                                           ------------
                  Total Commercial Services &
                  Supplies                                 $  1,340,747
                                                           ------------
                  Automobiles & Components - 2.6%
                  Auto Parts & Equipment - 2.6%
    136,568       Johnson Controls, Inc.                   $  3,720,112
                                                           ------------
                  Total Automobiles & Components           $  3,720,112
                                                           ------------
                  Consumer Durables & Apparel - 1.6%
                  Apparel, Accessories & Luxury Goods - 1.6%
     31,618       VF Corp.                                 $  2,315,702
                                                           ------------
                  Total Consumer Durables & Apparel        $  2,315,702
                                                           ------------
                  Consumer Services - 1.9%
                  Leisure Facilities - 0.9%
    118,115       Cedar Fair, L.P.                         $  1,347,692
                                                           ------------
                  Restaurants - 1.0%
     21,853       McDonald's Corp.                         $  1,364,501
                                                           ------------
                  Total Consumer Services                  $  2,712,193
                                                           ------------
                  Media - 0.7%
                  Publishing - 0.7%
     31,843       Reed Elsevier Plc (A.D.R.)               $  1,044,132
                                                           ------------
                  Total Media                              $  1,044,132
                                                           ------------
                  Retailing - 2.2%
                  Distributors - 1.2%
     44,229       Genuine Parts Co.                        $  1,678,933
                                                           ------------
                  Home Improvement Retail - 1.0%
     64,165       Lowe's Companies, Inc.                   $  1,500,819
                                                           ------------
                  Total Retailing                          $  3,179,752
                                                           ------------
                  Food & Drug Retailing - 1.0%
                  Food Distributors - 1.0%
     48,046       Sysco Corp.                              $  1,342,405
                                                           ------------
                  Total Food & Drug Retailing              $  1,342,405
                                                           ------------
                  Food, Beverage & Tobacco - 7.8%
                  Packaged Foods & Meats - 7.2%
     25,331       General Mills, Inc.                      $  1,793,688
     66,985       H.J. Heinz Co., Inc.                        2,864,279
     51,492       Hershey Foods Corp.                         1,842,899
     43,896       Kellogg Co.                                 2,335,267
     23,538       The J.M. Smucker Co.                        1,453,472
                                                           ------------
                                                           $ 10,289,605
                                                           ------------
                  Soft Drinks - 0.6%
     14,216       Coca-Cola Co.                            $    810,312
                                                           ------------
                  Total Food, Beverage & Tobacco           $ 11,099,917
                                                           ------------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                            Value
                  Household & Personal Products - 5.6%
                  Household Products - 5.6%
     29,863       Clorox Co.                                    $  1,821,643
     39,892       Colgate-Palmolive Co.                            3,277,128
     47,358       Procter & Gamble Co.                             2,871,316
                                                                ------------
                                                                $  7,970,087
                                                                ------------
                  Total Household & Personal
                  Products                                      $  7,970,087
                                                                ------------
                  Health Care Equipment & Services - 1.4%
                  Health Care Equipment - 1.4%
     34,961       Baxter International, Inc.                    $  2,051,511
                                                                ------------
                  Total Health Care Equipment &
                  Services                                      $  2,051,511
                                                                ------------
                  Pharmaceuticals & Biotechnology - 6.5%
                  Pharmaceuticals - 6.5%
     48,399       Abbott Laboratories, Inc.                     $  2,613,062
     85,585       Bristol-Myers Squibb Co.                         2,161,021
     60,327       Eli Lilly & Co.                                  2,154,277
     65,297       Merck & Co., Inc.                                2,385,952
                                                                ------------
                                                                $  9,314,312
                                                                ------------
                  Total Pharmaceuticals &
                  Biotechnology                                 $  9,314,312
                                                                ------------
                  Banks - 3.6%
                  Diversified Banks - 2.5%
    117,529       U.S. Bancorp                                  $  2,645,578
     37,987       Wells Fargo & Co.                                1,025,269
                                                                ------------
                                                                $  3,670,847
                                                                ------------
                  Regional Banks - 1.1%
     69,144       SunTrust Banks, Inc.                          $  1,402,932
                                                                ------------
                  Total Banks                                   $  5,073,779
                                                                ------------
                  Diversified Financials - 4.1%
                  Asset Management & Custody Banks - 3.1%
     23,765       Northern Trust Corp.                          $  1,245,286
     39,904       T. Rowe Price Associates, Inc.                   2,124,888
     39,430       The Bank of New York Mellon Corp.                1,102,857
                                                                ------------
                                                                $  4,473,031
                                                                ------------
                  Diversified Financial Services - 1.0%
     32,024       J.P. Morgan Chase & Co.                       $  1,334,440
                                                                ------------
                  Total Diversified Financials                  $  5,807,471
                                                                ------------
                  Insurance - 5.2%
                  Life & Health Insurance - 1.2%
     36,389       Aflac, Inc.                                   $  1,682,991
                                                                ------------

     Shares                                                            Value
                  Property & Casualty Insurance - 4.0%
     64,726       Chubb Corp.                                   $  3,183,225
     40,702       Cincinnati Financial Corp.                       1,068,020
     30,738       The Traveler Companies, Inc.                     1,532,597
                                                                ------------
                                                                $  5,783,842
                                                                ------------
                  Total Insurance                               $  7,466,833
                                                                ------------
                  Real Estate - 2.1%
                  Office Real Estate Investment Trust - 0.6%
     14,955       Alexandria Real Estate Equities, Inc. (b)     $    961,457
                                                                ------------
                  Retail Real Estate Investment Trust - 0.5%
     19,446       Regency Centers Corp.                         $    681,777
                                                                ------------
                  Specialized Real Estate Investment Trust - 1.0%
     39,616       Nationwide Health Properties, Inc.            $  1,393,691
                                                                ------------
                  Total Real Estate                             $  3,036,925
                                                                ------------
                  Semiconductors - 4.0%
     63,459       Analog Devices, Inc.                          $  2,004,036
     72,897       Intel Corp.                                      1,487,099
     78,835       Microchip Technology, Inc. (b)                   2,290,945
                                                                ------------
                                                                $  5,782,080
                                                                ------------
                  Total Semiconductors                          $  5,782,080
                                                                ------------
                  Telecommunication Services - 3.0%
                  Integrated Telecommunication Services - 3.0%
     69,200       Century Telephone Enterprises, Inc.           $  2,505,732
     53,589       Verizon Communications, Inc.                     1,775,404
                                                                ------------
                                                                $  4,281,136
                                                                ------------
                  Total Telecommunication Services              $  4,281,136
                                                                ------------
                  Utilities - 15.6%
                  Electric Utilities - 4.5%
    114,130       Duke Energy Corp.                             $  1,964,177
     38,388       FirstEnergy Corp.                                1,783,123
     27,141       PPL Corp.                                          876,926
     53,814       Southern Co.                                     1,793,082
                                                                ------------
                                                                $  6,417,308
                                                                ------------
                  Gas Utilities - 7.8%
     62,581       AGL Resources, Inc.                           $  2,282,329
     72,915       EQT Corp.                                        3,202,427
     20,486       National Fuel Gas Co.                            1,024,300
    109,977       Questar Corp.                                    4,571,744
                                                                ------------
                                                                $ 11,080,800
                                                                ------------
                  Multi-Utilities - 3.3%
     83,786       NSTAR, Inc. (b)                               $  3,083,325
     49,692       Public Service Enterprise Group, Inc.            1,652,259
                                                                ------------
                                                                $  4,735,584
                                                                ------------
                  Total Utilities                               $ 22,233,692
                                                                ------------
                  TOTAL COMMON STOCKS
                  (Cost $112,022,273)                           $141,875,011
                                                                ------------

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

        Principal
       Amount ($)                                                       Value
                          TEMPORARY CASH INVESTMENTS - 4.8%
                          Securities Lending Collateral - 4.8% (c)
                          Certificates of Deposit:
          203,828         Bank of Nova Scotia, 0.19%,
                          2/17/10                                $    203,828
          203,828         DnB NOR Bank ASA NY, 0.2%,
                          2/17/10                                     203,828
           74,200         Nordea Bank Finland, 0.19%,
                          1/28/10                                      74,200
          185,303         Svenska NY, 0.20%, 3/30/10                  185,303
          222,358         Rabobank Nederland NY, 0.19%,
                          3/2/10                                      222,358
           19,876         Westpac Banking NY, 1.35%,
                          3/19/10                                      19,876
          185,298         Societe Generale, 0.21%, 3/4/10             185,298
          203,828         CBA Financial, 0.27%, 1/3/11                203,828
           56,440         BNP Paribas, 0.78%, 6/4/10                   56,440
          131,637         Wachovia Bank NA, 1.17%, 5/14/10            131,637
                                                                 ------------
                                                                 $  1,486,596
                                                                 ------------
                          Commercial Paper:
          148,151         BBVA London, 0.28%, 3/18/10            $    148,151
           39,768         US Bancorp, 0.26%, 5/6/10                    39,768
           37,325         American Honda Finance, 0.22%,
                          2/5/10                                       37,325
           55,638         GE Capital Corp., 0.45%, 8/20/10             55,638
           20,059         GE Capital Corp., 0.38%, 10/21/10            20,059
           20,194         GE Capital Corp, 0.34%, 10/6/10              20,194
          148,194         HND AF, 0.18%, 3/2/10                       148,194
          203,772         HSBC, 0.20%, 2/19/10                        203,772
           20,668         John Deer Capital Corp., 0.36%,
                          7/6/10                                       20,668
          156,950         JPMorgan Chase & Co., 0.57%,
                          9/24/10                                     156,950
          185,235         NABPP, 0.19%, 3/8/10                        185,235
          144,424         PARFIN, 0.25%, 4/19/10                      144,424
          185,223         Cafco, 0.20%, 3/15/10                       185,223
          203,764         Char FD, 0.18%, 3/5/10                      203,764
          185,110         WSTPAC, 0.25%, 5/27/10                      185,110
          111,138         Ciesco, 0.20%, 3/8/10                       111,138
           92,624         Ciesco, 0.20%, 2/18/10                       92,624
          185,261         Fasco, 0.17%, 2/12/10                       185,261
           92,780         Kithaw, 0.21%, 3/2/10                        92,780
           95,041         Kithaw, 0.20%, 2/23/10                       95,041
          127,246         Old LLC, 0.19%, 3/17/10                     127,246
           51,960         Old LLC, 0.18%, 2/17/10                      51,960
           63,258         Ranger, 0.20%, 3/12/10                       63,258
           62,990         SRCPP, 0.19%, 2/3/10                         62,990
          129,681         SRCPP, 0.19%, 2/10/10                       129,681
           55,541         TB LLC, 0.19%, 2/8/10                        55,541
          101,858         TB LLC, 0.20%, 3/5/10                       101,858

        Principal                                                       Value
       Amount ($)
                          Commercial Paper - (continued)
           37,078         TB LLC, 0.10%, 2/9/10                  $     37,078
          211,430         Bank of America, 0.87%, 5/12/10             211,430
           37,065         BBVA Senior US, 0.30%, 3/12/10               37,065
          210,131         Santander, 0.33%, 7/23/10                   210,131
           74,092         WFC, 0.49%, 8/20/10                          74,092
                                                                 ------------
                                                                 $  3,493,649
                                                                 ------------
                          Tri-party Repurchase Agreements:
          741,192         Deutsche Bank, 0.01%, 1/4/10           $    741,192
          370,596         JPMorgan, 0.0%, 1/4/10                      370,596
          500,694         Barclays Capital Markets, 0.0%,
                          1/4/10                                      500,694
                                                                 ------------
                                                                 $  1,612,482
                                                                 ------------
         Shares
                          Money Market Mutual Funds:
          148,231         Dreyfus Preferred Money Market Fund    $    148,241
          148,238         Blackrock Liquidity Temporary
                          Cash Fund                                   148,238
                                                                 ------------
                                                                 $    296,479
                                                                 ------------
                          Total Securities Lending
                          Collateral                             $  6,889,206
                                                                 ------------
                          TOTAL TEMPORARY
                          CASH INVESTMENTS
                          (Cost $6,889,206)                      $  6,889,206
                                                                 ------------
                          TOTAL INVESTMENT IN
                          SECURITIES - 104.1%
                          (Cost $118,911,479) (a)                $148,764,217
                                                                 ------------
                          OTHER ASSETS AND
                          LIABILITIES - (4.1)%                   $ (5,801,557)
                                                                 ------------
                          TOTAL NET ASSETS - 100.0%              $142,962,660
                                                                 ------------

(A.D.R.) American Depositary Receipt.
*        Non-income producing security.
(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $119,016,465 was as follows:


         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost           $33,691,125
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value            (3,943,373)
                                                                   -----------
         Net unrealized gain                                       $29,747,752
                                                                   ===========

(b)      At December 31, 2009, the following securities were out on loan:



  Shares       Description                                       Value
  14,800          Alexandria Real Estate Equities, Inc.     $  951,492
  78,744          Microchip Technology, Inc.                 2,288,301
  52,600          NSTAR, Inc.                                1,935,680
  24,100          Royal Dutch Shell Plc (A.D.R.)             1,448,651
                                                            ----------
                  Total                                     $6,624,124
                                                            ----------

(c)     Securities lending collateral is managed by Credit Suisse AG, New York
        Branch.

        Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $45,928,441 and $98,644,611, respectively.


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Various inputs are used in determining the fair value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                     Level 1          Level 2      Level 3         Total
Common Stocks    $141,875,011      $        -        $ -      $141,875,011
Temporary Cash
  Investments               -       6,592,727          -         6,592,727
Money Market
  Mutual Funds        296,479               -          -           296,479
                 ------------      ----------        ---      ------------
Total            $142,171,490      $6,592,727        $ -      $148,764,217
                 ============      ==========        ===      ============

The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/09    12/31/08     12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                        $ 15.18     $  23.76    $  24.93     $  21.25     $  20.58
                                                            -------     --------    --------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.47     $   0.68    $   0.82     $   0.60     $   0.51
 Net realized and unrealized gain (loss) on investments        1.60        (7.42)      (0.53)        4.05         0.66
                                                            -------     --------    --------     --------     --------
    Net increase (decrease) from investment operations      $  2.07     $  (6.74)   $   0.29     $   4.65     $   1.17
Distributions to shareowners:
 Net investment income                                        (0.50)       (0.57)      (0.65)       (0.60)       (0.50)
 Net realized gain                                               --        (1.27)      (0.81)       (0.37)          --
                                                            -------     --------    --------     --------     --------
  Net increase (decrease) in net asset value                $  1.57     $  (8.58)   $  (1.17)    $   3.68     $   0.67
                                                            -------     --------    --------     --------     --------
Net asset value, end of period                              $ 16.75     $  15.18    $  23.76     $  24.93     $  21.25
                                                            =======     ========    ========     ========     ========
Total return*                                                 14.14%      (30.29)%      0.81%       22.45%        5.72%
Ratio of net expenses to average net assets+                   0.77%        0.75%       0.70%        0.69%        0.71%
Ratio of net investment income to average net assets+          3.02%        3.17%       2.59%        2.70%        2.56%
Portfolio turnover rate                                          33%          17%         31%          23%          22%
Net assets, end of period (in thousands)                    $92,714     $ 93,110    $166,323     $310,682     $232,249

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/09    12/31/08     12/31/07     12/31/06     12/31/05
Class II
Net asset value, beginning of period                        $ 15.26     $  23.89     $  25.07     $  21.37     $  20.68
                                                            -------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.69     $   0.62     $   0.62     $   0.56     $   0.45
 Net realized and unrealized gain (loss) on investments        1.36        (7.45)       (0.40)        4.06         0.68
                                                            -------     --------     --------     --------     --------
    Net increase (decrease) from investment operations      $  2.05     $  (6.83)    $   0.22     $   4.62     $   1.13
Distributions to shareowners:
 Net investment income                                        (0.46)       (0.53)       (0.59)       (0.55)       (0.44)
 Net realized gain                                               --        (1.27)       (0.81)       (0.37)          --
                                                            -------     --------     --------     --------     --------
  Net increase (decrease) in net asset value                $  1.59     $  (8.63)    $  (1.18)    $   3.70     $   0.69
                                                            -------     --------     --------     --------     --------
Net asset value, end of period                              $ 16.85     $  15.26     $  23.89     $  25.07     $  21.37
                                                            =======     ========     ========     ========     ========
Total return*                                                 13.89%      (30.48)%       0.54%       22.12%        5.52%
Ratio of net expenses to average net assets+                   1.01%        1.00%        0.95%        0.94%        0.96%
Ratio of net investment income to average net assets+          2.75%        2.92%        2.41%        2.45%        2.32%
Portfolio turnover rate                                          33%          17%          31%          23%          22%
Net assets, end of period (in thousands)                    $50,249     $ 90,372     $153,810     $156,004     $127,459

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $6,624,124) (cost $118,911,479)     $ 148,764,217
 Cash                                                                                               583,253
 Receivables --
   Investment securities sold                                                                       198,089
   Portfolio shares sold                                                                            174,738
   Dividends                                                                                        272,625
 Other                                                                                                2,515
                                                                                              -------------
    Total assets                                                                              $ 149,995,437
                                                                                              -------------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                                               $      90,386
   Upon return of securities loaned                                                               6,889,206
 Due to affiliates                                                                                    4,742
 Accrued expenses                                                                                    48,443
                                                                                              -------------
    Total liabilities                                                                         $   7,032,777
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 168,476,595
 Undistributed net investment income                                                              1,954,524
 Accumulated net realized loss on investments                                                   (57,321,197)
 Net unrealized gain on investments                                                              29,852,738
                                                                                              -------------
    Total net assets                                                                          $ 142,962,660
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class 1 (based on $92,713,557/5,533,852 shares)                                              $       16.75
                                                                                              =============
 Class 2 (based on $50,249,103/2,982,755 shares)                                              $       16.85
                                                                                              =============


12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $18,681)      $5,178,323
 Interest                                                       1,168
 Income from securities loaned, net                            60,982
                                                           ----------
    Total investment income                                                 $   5,240,473
                                                                            -------------
EXPENSES:
 Management fees                                           $  902,451
 Transfer agent fees
   Class I                                                      1,513
   Class II                                                     1,513
 Distribution fees
   Class II                                                   129,092
 Administrative reimbursements                                 46,606
 Custodian fees                                                21,184
 Professional fees                                             53,968
 Printing expense                                              18,704
 Fees and expenses of nonaffiliated trustees                    7,980
 Miscellaneous                                                  6,148
                                                           ----------
    Total expenses                                                          $   1,189,159
                                                                            -------------
     Net investment income                                                  $   4,051,314
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized loss on investments                                           $ (35,993,730)
                                                                            -------------
 Change in net unrealized loss on investments                               $  46,103,027
                                                                            -------------
 Net gain on investments                                                    $  10,109,297
                                                                            -------------
 Net increase in net assets resulting from operations                       $  14,160,611
                                                                            =============


The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                                Year Ended          Year Ended
                                                                                 12/31/09            12/31/08
FROM OPERATIONS:
Net investment income                                                         $   4,051,314       $    7,750,599
Net realized loss on investments                                                (35,993,730)         (19,555,380)
Change in net unrealized gain (loss) on investments                              46,103,027          (73,415,423)
                                                                              -------------       --------------
  Net increase (decrease) in net assets resulting from operations             $  14,160,611       $  (85,220,204)
                                                                              -------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.50 and $0.57 per share, respectively)                           $  (2,925,203)      $   (3,592,434)
  Class II ($0.46 and $0.53 per share, respectively)                             (1,427,320)          (3,175,293)
Net realized gain:
  Class I ($0.00 and $1.27 per share, respectively)                                      --           (7,935,658)
  Class II ($0.00 and $1.27 per share, respectively)                                     --           (7,517,576)
                                                                              -------------       --------------
    Total distributions to shareowners                                        $  (4,352,523)      $  (22,220,961)
                                                                              -------------       --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  15,375,642       $   31,151,708
Reinvestment of distributions                                                     4,352,523           22,220,961
Cost of shares repurchased                                                      (70,055,353)         (82,582,149)
                                                                              -------------       --------------
  Net decrease in net assets resulting from Portfolio share transactions      $ (50,327,188)      $  (29,209,480)
                                                                              -------------       --------------
  Net decrease in net assets                                                  $ (40,519,100)      $ (136,650,645)
NET ASSETS:
Beginning of year                                                               183,481,760          320,132,405
                                                                              -------------       --------------
End of year                                                                   $ 142,962,660       $  183,481,760
                                                                              =============       ==============
Undistributed net investment income                                           $   1,954,524       $    2,842,567
                                                                              =============       ==============


                                     '09 Shares        '09 Amount         '08 Shares        '08 Amount
CLASS I
Shares sold                             511,797      $   7,407,462           549,977      $  10,006,293
Reinvestment of distributions           198,310          2,925,203           560,838         11,528,092
Less shares repurchased              (1,310,295)       (19,354,398)       (1,976,386)       (39,969,650)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (600,188)     $  (9,021,733)         (865,571)     $ (18,435,265)
                                     ==========      =============        ==========      =============
CLASS II
Shares sold                             554,530      $   7,968,180         1,075,936      $  21,145,415
Reinvestment of distributions            96,271          1,427,320           516,946         10,692,869
Less shares repurchased              (3,591,536)       (50,700,955)       (2,107,691)       (42,612,499)
                                     ----------      -------------        ----------      -------------
  Net decrease                       (2,940,735)     $ (41,305,455)         (514,809)     $ (10,774,215)
                                     ==========      =============        ==========      =============


14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The fair values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Portfolio.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   comparable. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $55,405,595, of which the following amounts will expire between 2016 and 2017 if not utilized: $9,778,756 in 2016 and $45,626,839 in 2017.

   At December 31, 2009, the Portfolio has reclassified $586,834 to decrease undistributed net investment income, and $586,834 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

--------------------------------------------------------------------------------
                                                      2009              2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                  $  4,352,523       $ 7,190,725
 Long-term capital gain                                     --        15,030,236
                                                  ------------       -----------
   Total distributions                            $  4,352,523       $22,220,961
                                                  ============       ===========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                    $    143,908
 Capital loss carryforward                         (55,405,595)
 Unrealized appreciation                            29,747,752
                                                  ------------
   Total                                          $(25,513,935)
                                                  ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $246,276 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,890 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $504 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $348 payable to PFD at December 31, 2009.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2009, in the second quintile of its Morningstar category for the three and ten year periods ended June 30, 2009 and in the first quintile of its Morningstar category for the five year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that, effective January 1, 2010, a breakpoint would be added to the Portfolio's management fee schedule on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are
Custodian                                                   listed below, together with their principal occupations during
Brown Brothers Harriman & Co.                               the past five years. Trustees who are interested persons of the
                                                            Trust within the meaning of the 1940 Act are referred to as
                                                            Interested Trustees. Trustees who are not interested persons of
Independent Registered Public Accounting Firm               the Trust are referred to as Independent Trustees. Each of the
Ernst & Young LLP                                           Trustees, except Mr. West, serves as a Trustee of each of the 61
                                                            U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a
Principal Underwriter                                       Trustee of 46 U.S. registered investment Portfolios for which
Pioneer Funds Distributor, Inc.                             Pioneer serves as investment adviser. The address for all
                                                            Trustees and all officers of the Portfolio is 60 State Street,
                                                            Boston, Massachusetts 02109.
Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*  Trustee and       Trustee since 2007. Serves
                           Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.


                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Deputy Chairman and a director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
--------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*  Director, CEO and President of Pioneer Investment Management USA Inc.          None
                           (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); and Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (66)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman (65)  Trustee          Trustee since 2008. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (62)  Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (66)         Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 to 2004 and 2008 to present); and Executive Vice
                           President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
---------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          President, Bush International, LLC (international financial advisory firm)
---------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)  Professor, Harvard University
---------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)  Founding Director, Vice President and Corporate Secretary, The Winthrop
                           Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
---------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
---------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
---------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
---------------------------------------------------------------------------------------------------------------


                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (66)         Director of Enterprise Community
                           Investment, Inc. (privately held affordable
                           housing finance company); and Director of
                           Oxford Analytica, Inc. (privately held
                           research and consulting company)
--------------------------------------------------------------------------------
Mary K. Bush (61)          Director of Marriott International, Inc.;
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman (65)

--------------------------------------------------------------------------------
Margaret B.W. Graham (62)  None

--------------------------------------------------------------------------------
Thomas J. Perna (59)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (81)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (61)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (30)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------


                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005); and
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

[Logo]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2009



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           11
  Notes to Financial Statements                  16
  Report of Independent Registered Public
    Accounting Firm                              21
  Approval of Investment Advisory Agreement      22
  Trustees, Officers and Service Providers       24


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               90.3%
Depository Receipts for International Stocks      4.6%
International Common Stocks                       3.5%
Temporary Cash Investments                        1.6%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Industrials                                      15.1%
Consumer Staples                                 14.6%
Information Technology                           14.4%
Health Care                                      12.4%
Consumer Discretionary                           11.8%
Financials                                       11.5%
Energy                                           10.0%
Materials                                         7.7%
Utilities                                         1.9%
Telecommunication Services                        0.6%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.       Chevron Corp.                2.80%
  2.       Norfolk Southern Corp.       2.55
  3.       Hewlett-Packard Co.          2.38
  4.       Rio Tinto Plc                2.19
  5.       Becton, Dickinson & Co.      2.05

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/09      12/31/08
  Class I                     $ 19.60      $ 15.94
  Class II                    $ 19.59      $ 15.93


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.3040       $  -              $  -
  Class II                  $ 0.2620       $  -              $  -


--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[The following data was represented as a line graph in the printed material]

              Pioneer        Pioneer
              Fund VCT       Fund VCT
             Portfolio,     Portfolio,
              Class I        Class II         S&P 500
12/99        $10,000          $10,000         $10,000
12/01          9,024            8,979           8,010
12/03          9,043            8,950           8,030
12/05         10,681           10,517           9,340
12/07         13,079           12,833          11,407
12/09         10,764           10,513           9,090


The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

-----------------------------------------
             Class I     Class II
-----------------------------------------
10 Years      0.74%       0.50%
5 Years       1.36%       1.15%
1 Year       25.20%      24.91%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.



Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.


Share Class                                 I               II
-----------------------------------------------------------------------
Beginning Account Value on 7/1/09       $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/09        $ 1,226.01       $ 1,224.01
Expenses Paid During Period*            $     4.15       $     5.55

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.



Share Class                                 I               II
-----------------------------------------------------------------------
Beginning Account Value on 7/1/09       $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/09        $ 1,021.48       $ 1,020.21
Expenses Paid During Period*            $     3.77       $     5.04

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2009, and the Portfolio's performance. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio.

Q: How did the Portfolio perform over the 12 months ended December 31, 2009?

A: Pioneer Fund VCT Portfolio's Class I shares returned 25.20% at net asset value over the 12 months ended December 31, 2009, and Class II shares returned 24.91%. Over the same period, the Portfolio's benchmark, the Standard and Poor's 500 Index (the S&P 500), returned 26.47%, while the average return of the 225 variable portfolios in Lipper's Large Cap Core Underlying category was 27.98%.

Q: After a sluggish start, the Portfolio ended up with a solid return for the 12 months ended December 31, 2009. Can you explain some of the market-related or other reasons for the Portfolio's performance over the past year?

A: Truly, the market has been a roller coaster over, in fact, the past two years. And in the market, just as on a roller coaster, you must remember to stay buckled up, hold on tight, close your eyes if necessary, and, in general, do your best not to panic! Not that it has been a painless experience by any means. At its year-end 2009 close of 1115, the S&P 500 still stood some 29% below its intra-day peak of 1576 on October 11, 2007; to get back to 1576 from 1115 requires a gain of 39%. There is of course no guarantee whatsoever that the market will recover that ground any time soon, and there are still, as a result, many investors who are nursing losses and feeling, even, rather abused as they contemplate the still-gaping holes in their retirement and other long-term investment portfolios. Nonetheless, the extreme market volatility that we saw in late 2008 and early 2009 appears to be behind us, and the mood at least of some investors has noticeably brightened. Certainly the market's "bears" have had a much rougher time over the past several quarters, as "shorting" stocks in a rising market can be a singularly unprofitable strategy!

   For Pioneer Fund VCT Portfolio, relative performance versus its Lipper peers and the S&P 500 benchmark improved as the 12-month period progressed. With our perennial focus on companies we regard as stable and financially secure, we found ourselves left out, to an extent, of the big rally in the stocks (and bonds) of more leveraged and economically-sensitive companies that began in March 2009. We had been especially cautious about the securities of the companies that seemed only to be surviving by virtue of government support. That had led to the Portfolio being quite underweighted in the financials sector, especially in some of the major names there. Of course what transpired was an enormous recovery in precisely those stocks that had been most depressed, particularly some of those big financials! Eventually, though, investors began looking across a broader spectrum of stocks and noticed that there were some potential bargains elsewhere as well, including in the "higher-quality" areas that we tend to prefer. Additionally, though, we did place some Portfolio assets ourselves in those recovering stocks in which we had developed confidence with respect to the investment thesis.

Q: Which holdings or sector allocations had the greatest positive and negative effects on performance relative to the benchmark S&P 500 Index in the second half of the Portfolio's fiscal year ended December 31, 2009?

A: After lagging its benchmark in the first half, the Portfolio performed approximately in line with, if slightly below the benchmark in the second half of the fiscal year. Positive contribution from sector allocations were offset by weak stock selection in several sectors. The biggest detractors were the Portfolio's positionings in information technology and health care. In technology, the Portfolio was both underweight the very strong sector and largely not invested in several of the real high-flyers there, which we had avoided because of valuation concerns. Typically, with our somewhat contrarian approach, we shy away from stocks where the "consensus" on Wall Street is overwhelmingly positive and the forecasts are for nothing but growth as far out as one can see. In our experience, those "stories" have, in time, either unraveled or proven not to be so exceptional after all. With respect to health care, the Portfolio emphasized pharmaceuticals and medical equipment and supplies, when the real "action" was in some of the health care providers and services. Some among the latter stocks rallied after it became probable that Washington would not impose a draconian new health care regime that would totally crowd out the private health care industry.



A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What changes did you make to the Portfolio during the second half of its fiscal year ended December 31, 2009, and how was it positioned going into 2010?

A: Consistent with our renewed confidence in the economy, we continued on the course we set in the first half of the fiscal year of building up again the number of holdings in the Portfolio, towards the upper end of the band in which we generally operate. Thus, during the second half of the fiscal year, we added ten positions to the Portfolio and eliminated only two. CONSOL Energy, a coal producer, and Hess, a global, integrated oil-and-natural-gas company, broadened the Portfolio's exposure to energy. CSX, a large freight-hauling railroad in the eastern United States, and General Electric, a major player in several industrial categories as well as a large financial concern, diversified the Portfolio's investment in industrials. Bank of America, a nationwide banking enterprise, and Northern Trust, a specialist in investment services and management, increased the Portfolio's financial-services weighting. In information technology, we added four stocks to the Portfolio: Motorola, potential turnaround candidate in mobile communications; Research In Motion, provider of the ever-popular Blackberry; Qualcomm, a leading participant in digital wireless technology; and Analog Devices, a key producer of signal processors. While some technology stocks have risen to very high prices indeed, we felt that in the cases of the stocks we chose there was further potential for appreciation.

   Portfolio positions eliminated were Windstream and Walt Disney. In both cases, we felt that stocks we wished to buy presented better longer-term opportunities.

   Heading into 2010, the Portfolio remained underweight in information technology: though we added to Portfolio holdings there, the overall sector kept growing in market value. The Portfolio also was still underweight the financials sector, though not by nearly so much as in early 2009. We kept the Portfolio overweight in materials, industrials, consumer discretionary, and consumer staples, all areas with numerous companies that we believe are poised to make good money in a recovering economy.

Q: With an apparent global economic recovery underway, but with unemployment and government debt levels still quite high, particularly in developed markets, including the U. S., what is your outlook for our U. S. economy in the months ahead?

A: We are generally constructive in our economic outlook, believing that the momentum of recovery will more than offset whatever adverse effects may result from policy changes and spending programs coming out of Washington. While we share the concern over the deficit, we note that it should begin diminishing as a percentage of GDP during the next year or two. We would also note that, these days, an investment in U.S. stocks is not just a bet on the U.S. economy, though we do still like that bet, too. Instead, because of the growing contribution of overseas sales and earnings to U.S. corporate results, one must think more broadly and take into account all of the potential opportunities for U.S. companies throughout the world. From that point of view, we think that many of the Portfolio's holdings are very attractively positioned indeed, with strong businesses in such growing countries and areas as India, East Asia, and Latin America.

  At the end of the day, we look at individual companies and their individual prospects. We do not start with a "theme," an economic "macroview," or opinion about a sector. Instead, we turn over companies one by one and consider the unique prospects each of them has to develop over time and become a good investment vehicle for our Portfolio. There are always things about which one can worry. It is our goal to look through as much of the confusion about current events as we can and see each company on its own terms, and every stock for its particular potential.

   Thank you for your continued support.









Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------


Shares                                                        Value
                    PREFERRED STOCK - 0.0%
                    Diversified Financials - 0.0%
                    Diversified Financial Services - 0.0%
       8,100        Bank of America Corp., 0.0%,
                    12/31/99                            $   121,662
                                                        -----------
                    Total Diversified Financials        $   121,662
                                                        -----------
                    TOTAL PREFERRED STOCK
                    (Cost $121,500)                     $   121,662
                                                        -----------
                    COMMON STOCKS - 99.5%
                    Energy - 9.9%
                    Coal & Consumable Fuels - 0.3 %
      22,237        Consol Energy, Inc.                 $ 1,107,403
                                                        -----------
                    Integrated Oil & Gas - 6.8%
     115,053        Chevron Corp.                       $ 8,857,930
      67,650        ConocoPhillips, Inc.                  3,454,886
      50,766        Exxon Mobil Corp.                     3,461,734
      17,578        Hess Corp.                            1,063,469
      80,002        Marathon Oil Corp.                    2,497,662
      36,065        Royal Dutch Shell Plc (A.D.R.)        2,167,867
                                                        -----------
                                                        $21,503,548
                                                        -----------
                    Oil & Gas Equipment & Services - 0.9%
      44,222        Schlumberger, Ltd.                  $ 2,878,410
                                                        -----------
                    Oil & Gas Exploration & Production - 1.9%
      57,927        Apache Corp.                        $ 5,976,329
                                                        -----------
                    Total Energy                        $31,465,690
                                                        -----------
                    Materials - 7.6%
                    Aluminum - 0.9%
     168,091        Alcoa, Inc.                         $ 2,709,627
                                                        -----------
                    Diversified Chemical - 0.6%
      60,625        E.I. du Pont de Nemours and Co.     $ 2,041,244
                                                        -----------
                    Diversified Metals & Mining - 3.7%
      22,239        BHP Billiton, Ltd. (A.D.R.) (b)     $ 1,703,063
      39,471        Freeport-McMoRan Copper & Gold,
                    Inc. (Class B)                        3,169,127
     126,250        Rio Tinto Plc                         6,921,634
                                                        -----------
                                                        $11,793,824
                                                        -----------
                    Fertilizers & Agricultural Chemicals - 0.7%
      27,449        Monsanto Co.                        $ 2,243,956
                                                        -----------
                    Industrial Gases - 1.1%
      27,594        Air Products & Chemicals, Inc.      $ 2,236,770
      16,534        Praxair, Inc.                         1,327,846
                                                        -----------
                                                        $ 3,564,616
                                                        -----------
                    Specialty Chemicals - 0.6%
      42,664        Ecolab, Inc.                        $ 1,901,961
                                                        -----------
                    Total Materials                     $24,255,228
                                                        -----------

                    Capital Goods - 9.9%
                    Aerospace & Defense - 2.5%
      56,441        General Dynamics Corp.              $ 3,847,583
      17,113        Honeywell International, Inc.           670,830
      51,633        United Technologies Corp.             3,583,846
                                                        -----------
                                                        $ 8,102,259
                                                        -----------
                    Construction & Farm Machinery &
                    Heavy Trucks - 3.9%
      53,670        Caterpillar, Inc.                   $ 3,058,653
      68,994        Deere & Co.                           3,731,885
     155,140        PACCAR, Inc.                          5,626,928
                                                        -----------
                                                        $12,417,466
                                                        -----------
                    Electrical Component & Equipment - 1.4%
      62,036        Emerson Electric Co.                $ 2,642,734
      36,177        Rockwell International Corp.          1,699,595
                                                        -----------
                                                        $ 4,342,329
                                                        -----------
                    Industrial Conglomerates - 1.3 %
      36,690        3M Co.                              $ 3,033,162
      70,563        General Electric Co.                  1,067,618
                                                        -----------
                                                        $ 4,100,780
                                                        -----------
                    Industrial Machinery - 0.8%
      23,176        Illinois Tool Works, Inc.           $ 1,112,216
      24,654        Parker Hannifin Corp.                 1,328,358
                                                        -----------
                                                        $ 2,440,574
                                                        -----------
                    Total Capital Goods                 $31,403,408
                                                        -----------
                    Transportation - 5.2%
                    Railroads - 5.2%
      41,148        Burlington Northern, Inc.           $ 4,058,016
      69,972        Canadian National Railway Co.         3,803,678
      11,409        CSX Corp.                               553,222
     153,575        Norfolk Southern Corp.                8,050,402
                                                        -----------
                                                        $16,465,318
                                                        -----------
                    Total Transportation                $16,465,318
                                                        -----------
                    Automobiles & Components - 3.0%
                    Auto Parts & Equipment - 2.1 %
      37,822        BorgWarner, Inc.                    $ 1,256,447
     198,402        Johnson Controls, Inc.                5,404,470
                                                        -----------
                                                        $ 6,660,917
                                                        -----------
                    Automobile Manufacturers - 0.9%
     279,954        Ford Motor Corp.*(b)                $ 2,799,540
                                                        -----------
                    Total Automobiles &
                    Components                          $ 9,460,457
                                                        -----------
                    Consumer Durables & Apparel - 0.8%
                    Apparel, Accessories & Luxury Goods - 0.8%
      70,904        Coach, Inc.                         $ 2,590,123
                                                        -----------
                    Total Consumer Durables &
                    Apparel                             $ 2,590,123
                                                        -----------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                              Value
                    Consumer Services - 0.5%
                    Restaurants - 0.5%
       16,506       McDonald's Corp.                          $ 1,030,635
       12,454       Yum! Brands, Inc.                             435,516
                                                              -----------
                                                              $ 1,466,151
                                                              -----------
                    Total Consumer Services                   $ 1,466,151
                                                              -----------
                    Media - 3.6%
                    Publishing - 3.6%
      220,884       Elsevier NV                               $ 2,721,880
      120,565       John Wiley & Sons, Inc.                     5,049,261
      107,284       McGraw-Hill Co., Inc.                       3,595,087
                                                              -----------
                                                              $11,366,228
                                                              -----------
                    Total Media                               $11,366,228
                                                              -----------
                    Retailing - 3.9%
                    Department Stores - 0.8%
       66,124       Nordstrom, Inc.                           $ 2,484,940
                                                              -----------
                    General Merchandise Stores - 1.8%
      118,145       Target Corp.                              $ 5,714,674
                                                              -----------
                    Home Improvement Retail - 0.8%
      114,538       Lowe's Co., Inc.                          $ 2,679,044
                                                              -----------
                    Specialty Stores - 0.5%
       66,661       Staples, Inc.                             $ 1,639,194
                                                              -----------
                    Total Retailing                           $12,517,852
                                                              -----------
                    Food & Drug Retailing - 3.9%
                    Drug Retail - 2.4%
       63,252       CVS/Caremark Corp.                        $ 2,037,347
      151,818       Walgreen Co.                                5,574,757
                                                              -----------
                                                              $ 7,612,104
                                                              -----------
                    Food Distributors - 0.8%
       95,884       Sysco Corp.                               $ 2,678,999
                                                              -----------
                    Hypermarkets & Supercenters - 0.7%
       40,042       Wal-Mart Stores, Inc.                     $ 2,140,245
                                                              -----------
                    Total Food & Drug Retailing               $12,431,348
                                                              -----------
                    Food, Beverage & Tobacco - 8.1%
                    Packaged Foods & Meats - 6.2 %
       61,399       Campbell Soup Co.                         $ 2,075,286
       50,056       General Mills, Inc.                         3,544,465
       75,813       H.J. Heinz Co., Inc.                        3,241,764
      105,251       Hershey Foods Corp.                         3,766,933
       41,613       Kellogg Co.                                 2,213,812
      125,421       Kraft Foods, Inc.                           3,408,943
       33,343       Nestle SA                                   1,616,279
                                                              -----------
                                                              $19,867,482
                                                              -----------
                    Soft Drinks - 1.9%
       52,724       Coca-Cola Co.                             $ 3,005,268
       48,742       PepsiCo, Inc.                               2,963,514
                                                              -----------
                                                              $ 5,968,782
                    Total Food, Beverage &
                    Tobacco                                   $25,836,264
                                                              -----------
                    Household & Personal Products - 2.5%
                    Household Products - 2.1%
       12,901       Clorox Co.                                $   786,961
       70,542       Colgate-Palmolive Co.                       5,795,025
                                                              -----------
                                                              $ 6,581,986
                                                              -----------
                    Personal Products - 0.4%
       29,751       Estee Lauder Co.(b)                       $ 1,438,758
                                                              -----------
                    Total Household &
                    Personal Products                         $ 8,020,744
                                                              -----------
                    Health Care Equipment &
                    Services - 7.5%
                    Health Care Equipment - 6.5%
       38,832       Baxter International, Inc.                $ 2,278,662
       82,076       Becton, Dickinson & Co.                     6,472,512
       48,999       C. R. Bard, Inc.                            3,817,022
       28,940       Covidien, Ltd.                              1,385,937
       41,400       Medtronic, Inc.                             1,820,772
       74,902       St. Jude Medical, Inc.*                     2,754,896
       41,398       Stryker Corp.                               2,085,217
                                                              -----------
                                                              $20,615,018
                                                              -----------
                    Health Care Supplies - 1.0%
       20,009       Alcon, Inc.                               $ 3,288,479
                                                              -----------
                    Total Health Care
                    Equipment & Services                      $23,903,497
                                                              -----------
                    Pharmaceuticals & Biotechnology - 4.8%
                    Pharmaceuticals - 4.8%
       86,082       Abbott Laboratories, Inc.                 $ 4,647,567
       46,836       Eli Lilly & Co.                             1,672,514
       31,649       Johnson & Johnson                           2,038,512
       43,081       Merck & Co., Inc.                           1,574,180
       71,479       Pfizer, Inc.                                1,300,203
       70,144       Teva Pharmaceutical Industries, Ltd.
                    (A.D.R.)                                    3,940,690
                                                              -----------
                                                              $15,173,666
                                                              -----------
                    Total Pharmaceuticals &
                    Biotechnology                             $15,173,666
                                                              -----------
                    Banks - 2.0%
                    Diversified Banks - 1.3%
       99,541       U.S. Bancorp                              $ 2,240,668
       68,641       Wells Fargo & Co.                           1,852,621
                                                              -----------
                                                              $ 4,093,289
                                                              -----------
                    Regional Banks - 0.7%
       36,254       PNC Bank Corp.                            $ 1,913,849
       28,096       Zions Bancorporation(b)                       360,472
                                                              -----------
                                                              $ 2,274,321
                                                              -----------
                    Total Banks                               $ 6,367,610
                                                              -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


Shares                                                               Value
                    Diversified Financials - 7.0%
                    Asset Management & Custody Banks - 4.7%
       36,329       Franklin Resources, Inc.                  $  3,827,260
       50,174       Northern Trust Corp.                         2,629,118
       53,443       State Street Corp.                           2,326,908
       77,685       T. Rowe Price Associates, Inc.(b)            4,136,726
       73,822       The Bank of New York Mellon Corp.            2,064,801
                                                              ------------
                                                              $ 14,984,813
                                                              ------------
                    Diversified Financial Services - 1.0%
       60,413       Bank of America Corp.                     $    909,820
       51,445       JPMorgan Chase & Co.                         2,143,713
                                                              ------------
                                                              $  3,053,533
                                                              ------------
                    Investment Banking & Brokerage - 0.7%
       78,527       Morgan Stanley                            $  2,324,399
                                                              ------------
                    Specialized Finance - 0.6%
        5,513       CME Group, Inc.                           $  1,852,092
                                                              ------------
                    Total Diversified Financials              $ 22,214,837
                                                              ------------
                    Insurance - 2.4%
                    Property & Casualty Insurance - 2.4%
      121,373       Chubb Corp.                               $  5,969,124
       31,228       The Travelers Co., Inc.                      1,557,028
                                                              ------------
                                                              $  7,526,152
                                                              ------------
                    Total Insurance                           $  7,526,152
                                                              ------------
                    Software & Services - 3.2%
                    Application Software - 0.8%
       68,312       Adobe Systems, Inc.*                      $  2,512,515
                                                              ------------
                    Data Processing & Outsourced Services - 1.8%
       63,926       Automatic Data Processing, Inc.           $  2,737,311
       30,829       DST Systems, Inc.*                           1,342,603
       30,723       Fiserv, Inc.*                                1,489,451
                                                              ------------
                                                              $  5,569,365
                                                              ------------
                    Systems Software - 0.6%
       66,540       Microsoft Corp.                           $  2,028,805
                                                              ------------
                    Total Software & Services                 $ 10,110,685
                                                              ------------
                    Technology Hardware & Equipment - 7.8%
                    Communications Equipment - 2.6%
      102,775       Cisco Systems, Inc.*                      $  2,460,434
       53,348       Motorola, Inc.                                 413,980
      219,299       Nokia Corp. (A.D.R.)(b)                      2,817,992
       26,575       Qualcomm, Inc.                               1,229,360
       18,163       Research In Motion, Ltd.*                    1,226,729
                                                              ------------
                                                              $  8,148,495
                                                              ------------
                    Computer Hardware - 3.5%
        6,182       Apple, Inc.*                              $  1,303,537
      146,103       Hewlett-Packard Co.                          7,525,766
       16,625       IBM Corp.                                    2,176,213
                                                              ------------
                                                              $ 11,005,516
                                                              ------------
                    Computer Storage & Peripherals - 0.4%
       73,344       EMC Corp.*                                $  1,281,320
                                                              ------------
                    Office Electronics - 1.3%
       97,850       Canon, Inc. (A.D.R.)*                     $  4,141,012
                                                              ------------
                    Total Technology
                    Hardware & Equipment                      $ 24,576,343
                                                              ------------
                    Semiconductors - 3.4%
                    Semiconductor Equipment - 0.6%
      138,027       Applied Materials, Inc.                   $  1,924,096
                                                              ------------
                    Semiconductors - 2.8%
       85,962       Analog Devices, Inc.                      $  2,714,680
      153,821       Intel Corp.                                  3,137,948
      117,686       Texas Instruments, Inc.                      3,066,897
                                                              ------------
                                                              $  8,919,525
                                                              ------------
                    Total Semiconductors                      $ 10,843,621
                                                              ------------
                    Telecommunication Services - 0.6%
                    Integrated Telecommunications Services - 0.6%
       56,734       Verizon Communications, Inc.              $  1,879,597
                                                              ------------
                    Total Telecommunication
                    Services                                  $  1,879,597
                                                              ------------
                    Utilities - 1.9%
                    Electric Utilities - 1.4%
       28,072       FirstEnergy Corp.                         $  1,303,944
       31,020       PPL Corp.                                    1,002,256
       61,790       Southern Co.                                 2,058,843
                                                              ------------
                                                              $  4,365,043
                                                              ------------
                    Multi-Utilities - 0.5%
       52,341       Public Service Enterprise Group, Inc.     $  1,740,338
                                                              ------------
                    Total Utilities                           $  6,105,381
                                                              ------------
                    TOTAL COMMON STOCKS
                    (Cost $263,945,736)                       $315,980,200
                                                              ------------


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Principal
Amount ($)                                                    Value
                  TEMPORARY CASH INVESTMENTS - 1.7%
                  Securities Lending Collateral - 1.7% (c)
                  Certificates of Deposit:
  155,851         Bank of Nova Scotia,
                  0.19%, 2/17/10                       $    155,851
  155,851         DnB NOR Bank ASA NY,
                  0.2%, 2/17/10                             155,851
   56,735         Nordea Bank Finland,
                  0.19%, 1/28/10                             56,735
  141,686         Svenska NY, 0.20%, 3/30/10                141,686
  170,019         Rabobank Nederland NY,
                  0.19%, 3/2/10                             170,019
   15,197         Westpac Banking NY,
                  1.35%, 3/19/10                             15,197
  141,683         Societe Generale, 0.21%, 3/4/10           141,683
  155,851         CBA Financial, 0.27%, 1/3/11              155,851
   43,155         BNP Paribas, 0.78%, 6/4/10                 43,155
  100,652         Wachovia Bank NA, 1.17%, 5/14/10          100,652
                                                       ------------
                                                       $  1,136,680
                                                       ------------
                  Commercial Paper:
  113,279         BBVA London, 0.28%, 3/18/10          $    113,279
   30,407         US Bancorp, 0.26%, 5/6/10                  30,407
   28,539         American Honda Finance,
                  0.22%, 2/5/10                              28,539
   42,542         GE Capital Corp., 0.45%, 8/20/10           42,542
   15,338         GE Capital Corp., 0.38%, 10/21/10          15,338
   15,440         GE Capital Corp., 0.34%, 10/6/10           15,440
  113,312         HND AF, 0.18%, 3/2/10                     113,312
  155,808         HSBC, 0.20%, 2/19/10                      155,808
   15,803         John Deer Capital Corp.,
                  0.36%, 7/6/10                              15,803
  120,007         JPMorgan Chase & Co.,
                  0.57%, 9/24/10                            120,007
  141,635         NABPP, 0.19%, 3/8/10                      141,635
  110,430         PARFIN, 0.25%, 4/19/10                    110,430
  141,625         Cafco, 0.20%, 3/15/10                     141,625
  155,802         Char FD, 0.18%, 3/5/10                    155,802
  141,539         WSTPAC, 0.25%, 5/27/10                    141,539
   84,978         Ciesco, 0.20%, 3/8/10                      84,978
   70,822         Ciesco, 0.20%, 2/18/10                     70,822
  141,655         Fasco, 0.17%, 2/12/10                     141,655
   70,941         Kithaw, 0.21%, 3/2/10                      70,941
   72,670         Kithaw, 0.20%, 2/23/10                     72,670
   97,295         Old LLC, 0.19%, 3/17/10                    97,295
   39,730         Old LLC, 0.18%, 2/17/10                    39,730
   48,369         Ranger, 0.20%, 3/12/10                     48,369
   48,164         SRCPP, 0.19%, 2/3/10                       48,164
   99,157         SRCPP, 0.19%, 2/10/10                      99,157
   42,468         TB LLC, 0.19%, 2/8/10                      42,468

                  Commercial Paper (continued):
   77,883         TB LLC, 0.20%, 3/5/10                $     77,883
   28,351         TB LLC, 0.10%, 2/9/10                      28,351
  161,663         Bank of America, 0.87%, 5/12/10           161,663
   28,341         BBVA Senior US, 0.30%, 3/12/10             28,341
  160,671         Santander, 0.33%, 7/23/10                 160,671
   56,652         WFC, 0.49%, 8/20/10                        56,652
                                                       ------------
                                                       $  2,671,316
                                                       ------------
                  Tri-party Repurchase Agreements:
  566,731         Deutsche Bank, 0.01%, 1/4/10         $    566,731
  283,365         JPMorgan, 0.0%, 1/4/10                    283,365
  382,841         Barclays Capital Markets,
                  0.0%, 1/4/10                              382,841
                                                       ------------
                                                       $  1,232,937
                                                       ------------
 Shares
                  Money Market Mutual Funds:
  113,346         Dreyfus Preferred Money
                  Market Fund                          $    113,346
  113,346         Blackrock Liquidity Temporary
                  Cash Fund                                 113,346
                                                       ------------
                                                       $    226,692
                                                       ------------
                  Total Securities
                  Lending Collateral                   $  5,267,625
                                                       ------------
                  TOTAL TEMPORARY CASH
                  INVESTMENTS
                  (Cost $5,267,625)                    $  5,267,625
                                                       ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 101.2%
                  (Cost $269,334,861)(a)               $321,369,487
                                                       ------------
                  OTHER ASSETS AND
                  LIABILITIES - (1.2)%                 $ (3,818,802)
                                                       ------------
                  TOTAL NET ASSETS - 100.0%            $317,550,685
                                                       ============

(A.D.R.)    American Depositary Receipt.
*           Non-income producing security.
(a)         At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $271,040,871 was as follows:

        Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost     $67,975,083
        Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value     (17,646,467)
                                                               -----------
        Net unrealized gain                                    $50,328,616
                                                               ===========

(b)         At December 31, 2009, the following securities were out on loan:


  Shares     Security                               Value
  12,200     BHP Billiton, Ltd. (A.D.R.)        $  934,276
  29,200     Estee Lauder Co.                    1,412,112
  59,800     Ford Motor Corp. *                    598,000
  20,000     Nokia Corp. (A.D.R.)                  257,000
  29,000     T. Rowe Price Associates, Inc.      1,544,250
  27,900     Zions Bancorporation                  357,957
                                                ----------
             Total                              $5,103,595
                                                ==========


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


(c)         Securities lending collateral is managed by Credit Suisse AG, New
            York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $57,898,847 and $88,590,224, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                                    Level 1        Level 2        Level 3         Total
Preferred Stock                $    121,662     $       --        $ --      $   121,662
Common Stocks                   315,980,200             --          --      315,980,200
Temporary Cash Investments               --      5,040,933          --        5,040,933
Money Market Mutual Funds           226,692             --          --          226,692
                               ------------     ----------        ------   ------------
Total                          $316,328,554     $5,040,933        $ --     $321,369,487
                               ============     ==========        ======   ============
Other Financial Instruments*   $         --     $     (539)       $  --    $       (539)
                               ============     ==========        ======   ============

*           Other financial instruments include foreign exchange contracts.

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                          12/31/09      12/31/08      12/31/07      12/31/06      12/31/05
Class I
Net asset value, beginning of period                      $  15.94      $  25.72      $  24.80      $  21.55      $  20.57
                                                          --------      --------      --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.30      $   0.39      $   0.33      $   0.32      $   0.27
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               3.66         (8.87)         0.91          3.24          0.99
                                                          --------      --------      --------      --------      --------
  Net increase (decrease) from investment
    operations                                            $   3.96      $  (8.48)     $   1.24      $   3.56      $   1.26
Distributions to shareowners:
 Net investment income                                       (0.30)        (0.40)        (0.32)        (0.31)        (0.28)
 Net realized gain                                              --         (0.90)           --            --            --
                                                          --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                $   3.66      $  (9.78)     $   0.92      $   3.25      $   0.98
                                                          --------      --------      --------      --------      --------
Net asset value, end of period                            $  19.60      $  15.94      $  25.72      $  24.80      $  21.55
                                                          ========      ========      ========      ========      ========
Total return*                                                25.20%       (34.27)%        4.99%        16.63%         6.17%
Ratio of net expenses to average net assets+                  0.74%         0.74%         0.70%         0.70%         0.70%
Ratio of net investment income to average net assets+         1.79%         1.78%         1.22%         1.35%         1.26%
Portfolio turnover rate                                         21%           12%           24%            9%           23%
Net assets, end of period (in thousands)                  $249,439      $218,622      $374,349      $386,917      $382,973
Ratios no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 0.74%         0.74%         0.70%         0.70%         0.70%
 Net investment income                                        1.79%         1.78%         1.22%         1.35%         1.26%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                          12/31/09      12/31/08      12/31/07      12/31/06      12/31/05
Class II
Net asset value, beginning of period                      $  15.93      $  25.68      $  24.73      $  21.49      $  20.51
                                                          --------      --------      --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.27      $   0.35      $   0.24      $   0.25      $   0.20
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               3.65         (8.87)         0.97          3.25          1.01
                                                          --------      --------      --------      --------      --------
  Net increase (decrease) from investment
    operations                                            $   3.92      $  (8.52)     $   1.21      $   3.50      $   1.21
Distributions to shareowners:
 Net investment income                                       (0.26)        (0.33)        (0.26)        (0.26)        (0.23)
 Net realized gain                                              --         (0.90)           --            --            --
                                                          --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                $   3.66      $  (9.75)     $   0.95      $   3.24      $   0.98
                                                          --------      --------      --------      --------      --------
Net asset value, end of period                            $  19.59      $  15.93      $  25.68      $  24.73      $  21.49
                                                          ========      ========      ========      ========      ========
Total return*                                                24.91%       (34.41)%        4.87%        16.35%         5.94%
Ratio of net expenses to average net assets+                  0.99%         0.99%         0.95%         0.95%         0.95%
Ratio of net investment income to average net assets+         1.56%         1.53%         0.98%         1.10%         1.01%
Portfolio turnover rate                                         21%           12%           24%            9%           23%
Net assets, end of period (in thousands)                  $ 68,112      $ 71,276      $147,940      $155,710      $116,656
Ratios no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 0.99%         0.99%         0.95%         0.95%         0.95%
 Net investment income                                        1.56%         1.53%         0.98%         1.10%         1.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $5,103,595) (cost $269,334,861)     $ 321,369,487
 Receivables --
   Investment securities sold                                                                     1,630,787
   Fund shares sold                                                                                 206,375
   Dividends and foreign taxes withheld                                                             457,598
 Other                                                                                                5,645
                                                                                              -------------
    Total assets                                                                              $ 323,669,892
                                                                                              -------------
LIABILITIES:
 Payables --
   Fund shares repurchased                                                                    $     204,888
   Forward foreign currency settlement contracts, net                                                   539
   Upon return of securities loaned                                                               5,267,625
 Due to bank                                                                                        571,701
 Due to affiliates                                                                                   11,160
 Accrued expenses                                                                                    63,294
                                                                                              -------------
    Total liabilities                                                                         $   6,119,207
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 284,814,732
 Distributions in excess of net investment income                                                    (1,059)
 Accumulated net realized loss on investments and foreign currency transactions                 (19,297,111)
 Net unrealized gain on investments                                                              52,034,626
 Net unrealized loss on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                        (503)
                                                                                              -------------
    Total net assets                                                                          $ 317,550,685
                                                                                              -------------
NET ASSET VALUE PER SHARE:
 (No par value, unlimited number of shares authorized)
   Class I (based on $249,438,897/12,725,433 shares)                                          $       19.60
                                                                                              =============
   Class II (based on $68,111,787/3,476,545 shares)                                           $       19.59
                                                                                              =============


The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $135,817)                                   $   7,096,276
 Interest                                                                                          179
 Income from securities loaned, net                                                             92,198
                                                                                         -------------
    Total investment income                                                                                  $   7,188,653
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $   1,839,066
 Transfer agent fees
   Class I                                                                                       1,500
   Class II                                                                                      1,500
 Distribution fees
   Class II                                                                                    158,668
 Administrative reimbursements                                                                  97,713
 Custodian fees                                                                                 30,507
 Professional fees                                                                              61,564
 Printing expense                                                                               37,115
 Fees and expenses of nonaffiliated trustees                                                    10,600
 Miscellaneous                                                                                  23,117
                                                                                         -------------
    Total expenses                                                                                           $   2,261,350
                                                                                                             -------------
     Net investment income                                                                                   $   4,927,303
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
   Investments                                                                           $ (14,269,668)
   Class actions                                                                               980,311
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                           5,827       $ (13,283,530)
                                                                                         -------------       -------------
 Change in net unrealized gain (loss) on:
   Investments                                                                           $  73,170,480
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                             (99)      $  73,170,381
                                                                                         -------------       -------------
 Net gain on investments and foreign currency transactions                                                   $  59,886,851
                                                                                                             -------------
 Net increase in net assets resulting from operations                                                        $  64,814,154
                                                                                                             =============


14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                                            Year Ended         Year Ended
                                                                                             12/31/09           12/31/08
FROM OPERATIONS:
Net investment income                                                                      $   4,927,303      $    7,114,241
Net realized loss on investments, class actions and foreign currency transactions            (13,283,530)         (5,200,141)
Change in net unrealized gain (loss) on investments and foreign currency transactions         73,170,381        (163,401,799)
                                                                                           -------------      --------------
  Net increase (decrease) in net assets resulting from operations                          $  64,814,154      $ (161,487,699)
                                                                                           -------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.30 and $0.40 per share, respectively)                                        $  (3,990,318)     $   (5,576,145)
  Class II ($0.26 and $0.33 per share, respectively)                                            (980,963)         (1,596,546)
Net realized gain:
  Class I ($0.00 and $0.90 per share, respectively)                                                   --         (12,363,681)
  Class II ($0.00 and $0.90 per share, respectively)                                                  --          (4,446,023)
                                                                                           -------------      --------------
    Total distributions to shareowners                                                     $  (4,971,281)     $  (23,982,395)
                                                                                           -------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  24,896,026      $   40,672,011
Reinvestment of distributions                                                                  4,971,281          23,982,395
Cost of shares repurchased                                                                   (62,056,901)       (111,576,481)
                                                                                           -------------      --------------
  Net decrease in net assets resulting from Portfolio share transactions                   $ (32,189,594)     $  (46,922,075)
                                                                                           -------------      --------------
  Net increase (decrease) in net assets                                                    $  27,653,279      $ (232,392,169)
NET ASSETS:
Beginning of year                                                                          $ 289,897,406      $  522,289,575
                                                                                           -------------      --------------
End of year                                                                                $ 317,550,685      $  289,897,406
                                                                                           =============      ==============
Distributions in excess of net investment income                                           $      (1,059)     $           --
                                                                                           =============      ==============


                                     '09 Shares        '09 Amount         '08 Shares        '08 Amount
CLASS I
Shares sold                           1,338,398      $  21,574,131         1,348,736      $  29,151,711
Reinvestment of distributions           237,844          3,990,318           820,959         17,939,826
Less shares repurchased              (2,567,968)       (42,083,182)       (3,010,167)       (65,289,291)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (991,726)     $ (16,518,733)         (840,472)     $ (18,197,754)
                                     ==========      =============        ==========      =============
CLASS II
Shares sold                             202,478      $   3,321,895           570,655      $  11,520,300
Reinvestment of distributions            58,885            980,963           275,502          6,042,569
Less shares repurchased              (1,258,870)       (19,973,719)       (2,131,983)       (46,287,190)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (997,507)     $ (15,670,861)       (1,285,826)     $ (28,724,321)
                                     ==========      =============        ==========      =============

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Fund VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such time.

   The Portfolio may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives and are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the year ended December 31, 2009, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio has reclassified $2,703,597 to decrease paid in capital, $42,919 to decrease distributions in excess of net investment income and $2,660,678 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $17,591,101 of which $2,492,565 will expire in 2016 and $15,098,536 will expire in 2017 if not utilized.

   The Portfolio has elected to defer approximately $1,598 of currency losses recognized between

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   November 1, 2009 and December 31, 2009 to its fiscal year ending December 31, 2010.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:


-----------------------------------------------------------------
                                    2009                2008
-----------------------------------------------------------------
  Distributions paid from:
  Ordinary income               $  4,971,281        $ 7,172,774
  Long-term capital gain                  --         16,809,621
                                ------------        -----------
    Total distributions         $  4,971,281        $23,982,395
                                ============        ===========
  Distributable Earnings:
  Capital loss carryforward     $(17,591,101)
  Post-October currency
  loss deferred                       (1,598)
  Unrealized appreciation         50,328,652
                                ------------
    Total                       $ 32,735,953
                                ============
-----------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of mark-to-market of foreign currency contracts.

F. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $246,276 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the fiscal year, the Portfolio recognized gains of $980,311 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 1.00% of the average daily net assets attributable to Class II shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,596 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,091 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $473 in distribution fees payable to PFD at December 31, 2009.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2009, the Portfolio's expenses were not reduced under this arrangement.

6. Forward Foreign Currency Contracts
At December 31, 2009, the Portfolio had entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting hedge contract. At December 31, 2009 the Portfolio had no outstanding portfolio hedges. At December 31, 2009, the Portfolio's gross forward currency settlement contracts receivable and payable were $82,338 and $82,877, respectively, resulting in a net payable of $539. The average principal of contracts open during the year ended December 31, 2009 was 70,989.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of December 31, 2009:

---------------------------------------------------------------------------------------------------------------------
        Derivatives Not
         Accounted for
           as Hedging
       Instruments Under
      Accounting Standards                 Asset Derivatives 2009                  Liabilities Derivatives 2009
     Codification (ASC) 815       ---------------------------------------   -----------------------------------------
 (formerly FASB Statement 133)     Balance Sheet Location     Fair Value     Balance Sheet Location     Fair Value
---------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts       Receivables                $ --           Payables*                  $539
---------------------------------------------------------------------------------------------------------------------
 Total
---------------------------------------------------------------------------------------------------------------------

* Foreign Exchange Contracts are shown as a net payable on the Statement of Assets and Liabilities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

-----------------------------------------------------------------------------------------------
        Derivatives Not
         Accounted for
           as Hedging
       Instruments Under
      Accounting Standards                         Location of Gain or (Loss)
     Codification (ASC) 815                              On Derivatives
 (formerly FASB Statement 133)                        Recognized in Income
-----------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized loss on forward foreign currency contracts and other assets and liabilities denominated in foreign currencies
 Foreign Exchange Contracts     Change in unrealized gain on forward foreign currency
                                contracts and other assets and liabilities denominated in
                                foreign currencies


        Derivatives Not
         Accounted for
           as Hedging
       Instruments Under                                 Change in Unrealized
      Accounting Standards          Realized Gain or        Gain or (Loss)
     Codification (ASC) 815      (Loss) on Derivatives      on Derivatives
 (formerly FASB Statement 133)    Recognized in Income   Recognized in Income
-----------------------------------------------------------------------------------------------
 Foreign Exchange Contracts           $(5,168)

 Foreign Exchange Contracts                                    $ (539)
-----------------------------------------------------------------------------------------------



8. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61
                                                            U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a director   None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of
                                                                            Cole Management Inc. (since
                                                                            2004); Director of Fiduciary
                                                                            Counseling, Inc.; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and President of   None
(51)*                      Executive Vice    until a successor trustee is   Pioneer Investment Management
                           President         elected or earlier             USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global
                                                                            Asset Management S.p.A. (since
                                                                            April 2007); and Head of New
                                                                            Markets Division, Pioneer
                                                                            Global Asset Management S.p.A.
                                                                            (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*  Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the
   Portfolio's investment adviser and certain of its affiliates.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (66)         Trustee          Trustee since 2005. Serves      Managing Partner, Federal City   Director of Enterprise
                                            until a successor trustee       Capital Advisors (corporate      Community Investment,
                                            is elected or earlier           advisory services company)       Inc. (privately held
                                            retirement or removal.          (1997 to 2004 and 2008 to        affordable housing
                                                                            present); and Executive Vice     finance company); and
                                                                            President and Chief Financial    Director of Oxford
                                                                            Officer, I-trax, Inc. (publicly  Analytica, Inc.
                                                                            traded health care services      (privately held
                                                                            company) (2004 - 2007)           research and
                                                                                                             consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves      President, Bush International,   Director of Marriott
                                            until a successor trustee       LLC (international financial     International, Inc.;
                                            is elected or earlier           advisory firm)                   Director of Discover
                                            retirement or removal.                                           Financial Services
                                                                                                             (credit card issuer
                                                                                                             and electronic payment
                                                                                                             services); Director of
                                                                                                             Briggs & Stratton Co.
                                                                                                             (engine manufacturer);
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company);
                                                                                                             Director of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense, and
                                                                                                             intelligence
                                                                                                             technology firm); and
                                                                                                             Member, Board of
                                                                                                             Governors, Investment
                                                                                                             Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves      Professor, Harvard University
(65)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice          None
(62)                                        until a successor trustee       President and Corporate
                                            is elected or earlier           Secretary, The Winthrop Group,
                                            retirement or removal.          Inc. (consulting firm); and
                                                                            Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves      Chief Executive Officer,         None
                                            until a successor trustee       Quadriserv, Inc. (technology
                                            is elected or earlier           products for securities lending
                                            retirement or removal.          industry) (2008 - present);
                                                                            Private investor (2004 - 2008);
                                                                            and Senior Executive Vice
                                                                            President, The Bank of New York
                                                                            (financial and securities
                                                                            services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves      President and Chief Executive    Director of New
                                            until a successor trustee       Officer, Newbury, Piret &        America High Income
                                            is elected or earlier           Company, Inc. (investment        Fund, Inc. (closed-end
                                            retirement or removal.          banking firm)                    investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves      Senior Counsel, Sullivan &       Director, The Swiss
                                            until a successor trustee       Cromwell LLP (law firm)          Helvetia Fund, Inc.
                                            is elected or earlier                                            (closed-end investment
                                            retirement or removal.                                           company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE              DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Dorothy E. Bourassa (61)   Secretary        Since 2000. Serves at the       Secretary of PIM-USA; Senior     None
                                            discretion of the Board.        Vice President - Legal of
                                                                            Pioneer; Secretary/Clerk of
                                                                            most of PIM-USA's subsidiaries;
                                                                            and Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003 (Assistant Secretary from
                                                                            November 2000 to September
                                                                            2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45) Assistant        Since 2003. Serves at the       Associate General Counsel of     None
                           Secretary        discretion of the Board.        Pioneer since January 2008 and
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds since
                                                                            September 2003; Vice President
                                                                            and Senior Counsel of Pioneer
                                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)       Treasurer        Since 2008. Serves at the       Vice President - Fund            None
                                            discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds from March 2004 to
                                                                            February 2008; and Treasurer
                                                                            and Senior Vice President, CDC
                                                                            IXIS Asset Management Services,
                                                                            from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)      Assistant        Since 2000. Serves at the       Assistant Vice President - Fund  None
                           Treasurer        discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)         Assistant        Since 2002. Serves at the       Fund Accounting Manager - Fund   None
                           Treasurer        discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)      Assistant        Since 2009. Serves at the       Fund Administration Manager -    None
                           Treasurer        discretion of the Board.        Fund Accounting, Administration
                                                                            and Controllership Services
                                                                            since November 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds since January 2009; and
                                                                            Client Service Manager -
                                                                            Institutional Investor Services
                                                                            at State Street Bank from March
                                                                            2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)     Chief            Since 2007. Serves at the       Chief Compliance Officer of      None
                           Compliance       discretion of the Board.        Pioneer since December 2006 and
                           Officer                                          of all the Pioneer Funds since
                                                                            January 2007; Vice President
                                                                            and Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity
                                                                            Investments (February 2005 to
                                                                            July 2005); and Independent
                                                                            Consultant (July 1997 to
                                                                            February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18649-04-0210


                                                            [LOGO]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares








                                                                   ANNUAL REPORT


                                                               December 31, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update                2

  Comparing Ongoing Portfolio Expenses            3

  Portfolio Management Discussion                 4

  Schedule of Investments                         6

  Financial Statements                           10

  Notes to Financial Statements                  14

  Report of Independent Registered Public
    Accounting Firm                              18

  Approval of Investment Advisory Agreement      19

  Trustees, Officers and Service Providers       22


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)


[THE FOLLOWING BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                              82.3%
Temporary Cash Investments                      17.1%
Depositary Receipts for International Stocks     0.6%


Sector Distribution
(As a percentage of equity holdings)


[THE FOLLOWING BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Information Technology                          29.9%
Health Care                                     20.7%
Industrials                                     16.4%
Consumer Discretionary                          11.6%
Consumer Staples                                 7.1%
Energy                                           6.0%
Financials                                       5.4%
Materials                                        1.4%
Telecommunication Services                       0.8%
Utilities                                        0.7%


Five Largest Holdings
(As a percentage of equity holdings)

1.   Exterran Holdings, Inc.           2.05%
2.   Chiquita Brands
       International, Inc.             1.98
3.   Grand Canyon Education, Inc.      1.77
4.   Assured Guaranty, Ltd.            1.71
5.   American Italian Pasta Co.        1.68

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/09      12/31/08
  Class I                       $19.14        $13.24


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
  Class I                   $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING BELOW WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                   Pioneer
                    Growth
                Opportunities           Russell
                     VCT                  2000
                  Portfolio,             Growth
                   Class I               Index
12/99               10,000               10,000
                     9,384                7,757
12/01               11,180                7,041
                     6,968                4,910
12/03                9,961                7,294
                    12,184                8,338
12/05               12,999                8,684
                    13,727                9,843
12/07               13,197               10,536
                     8,513                6,476
12/09               12,307                8,708


The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

--------------------------------------------------------------------------------
                                              If Held              If Redeemed
--------------------------------------------------------------------------------
10 Years                                       2.10%                2.10%
5 Years                                        0.20%                0.20%
1 Year                                        44.56%               44.56%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.



Share Class                                                     I
---------------------------------------------------------------------
       Beginning Account Value on 7/1/09                   $1,000.00
       Ending Account Value on 12/31/09                    $1,210.62
       Expenses Paid During Period*                        $    4.74

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.


Share Class                                                     I
---------------------------------------------------------------------
       Beginning Account Value on 7/1/09                   $1,000.00
       Ending Account Value on 12/31/09                    $1,020.92
       Expenses Paid During Period*                        $    4.33

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the 12-month period ended December 31, 2009.

Q: How did the Portfolio perform in 2009?

A: Pioneer Growth Opportunities VCT Portfolio's Class I shares returned 44.56% at net asset value during the 12-month period ended December 31, 2009, outperforming the 34.47% return of the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index). Over the same period, the 101 portfolios in Lipper's Small Cap Underlying category saw an average return of 35.86%.

Q: What were some of the key factors behind the Portfolio's outperformance of the Russell Index during the 12 months ended December 31, 2009?

A: We think the Portfolio's strong results during the past year stem from our disciplined "Growth at a Reasonable Price" approach. Simply put, this means that while we look for companies with faster earnings growth than the overall market, we also are sensitive to valuations. The goal of the GARP process is to find growth companies whose stock prices do not fully reflect their underlying earnings potential and risk profile. An important aspect of the approach is our focus on companies that have limited downside and should be worth more two to three years from now than they are today. If a stock the Portfolio holds rises to the point where it no longer offers this favorable trade-off of risk and reward, we will not hesitate to sell it from the Portfolio.

   An example of the GARP process at work was the Portfolio's investment in McDermott International, an energy services company that we bought for the Portfolio during the depths of the bear market. At the time, the stock had sold off significantly and was trading at a substantial discount to the "sum of its parts." (In other words, McDermott's market capitalization was well below the value the company would command if all of its business lines were split up and sold separately.) Viewing the stock as having limited downside risk as a result of that disconnect, we initiated a Portfolio position and then capitalized as the stock subsequently rose by 144%. Consistent with our disciplined approach, we sold the stock from the Portfolio once it reached our $25 price target.

   Another aspect of the process is our search for misunderstood growth companies. A prime example was the online travel company Priceline.com, whose shares sold off on fears that the retrenchment in consumer spending would have a negative impact on earnings. We believed the downturn in Priceline's stock indicated that investors were overlooking two key points: first, that online travel agencies help airlines and hotels sell unused seats and rooms (making Priceline a beneficiary of weak travel industry fundamentals); and second, that Priceline was rapidly gaining market share in the fragmented European marketplace. The stock rebounded by nearly 200% from the original purchase price. We see continued, albeit diminished, upside from the stock's current prices, and we have reduced the Portfolio's position.

   We believe our success with those two Portfolio holdings helps illustrate the potential benefit of incorporating a value discipline into a growth strategy.

Q: What were some other positions that helped and hurt the Portfolio's performance during the 12 months ended December 31, 2009?

A: For the year, the Portfolio added the most value through stock selection in the Consumer Staples, Industrials, Financials, and Information Technology


A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   sectors. Those positives were offset somewhat by the Portfolio's performance in Health Care and underweights to the Materials and Consumer Discretionary sectors.

   The Portfolio's top individual contributors represented a broad swath of the market. In addition to McDermott and Priceline.com, the Portfolio generated substantial returns through positions in Foundation Coal; consumer staples providers Chiquita Brands International and Imperial Sugar; and the health care companies DexCom and Inverness Medical Innovations. The Portfolio's largest detractor was Grand Canyon Education, a provider of online post-secondary education that produced a flat return in 2009 following a substantial rally in late 2008. Exterran Holdings, a manufacturer of compression equipment used in the extraction of natural gas, also underperformed. We continue to hold both stocks in the Portfolio based on our favorable outlook for the companies' longer-term prospects.

Q: What is your outlook?

A: We expect to see improved economic circumstances during the months ahead, reflecting stabilizing business and consumer sentiment and the resulting release of some pent-up demand. That said, we do not expect to see particularly brisk economic growth in the upcoming 12 to 24 months. We have positioned the Portfolio accordingly, focusing on stocks that are benefiting from innovative products or other company-specific factors that can drive competitive earnings growth in the years ahead.
























Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------


      Shares                                                      Value
                   COMMON STOCKS - 98.5%
                   Energy - 5.9 %
                   Coal & Consumable Fuels - 0.7%
      23,284       Alpha Natural Resources, Inc.*(b)       $  1,010,060
                                                           ------------
                   Oil & Gas Equipment & Services - 2.0%
     126,200       Exterran Holdings, Inc.*(b)             $  2,706,990
                                                           ------------
                   Oil & Gas Exploration & Production - 3.2%
      22,700       Cabot Oil & Gas Corp.                   $    989,493
      38,341       Carrizo Oil & Gas, Inc.*(b)                1,015,653
      21,000       Comstock Resources, Inc.*                    851,970
     146,000       SandRidge Energy, Inc.*(b)                 1,376,780
                                                           ------------
                                                           $  4,233,896
                                                           ------------
                   Total Energy                            $  7,950,946
                                                           ------------
                   Materials - 1.4%
                   Diversified Metals & Mining -
                          1.4%
      90,900       Globe Specialty Metals, Inc.*           $    854,460
      82,900       Titanium Metals Corp.*(b)                  1,037,908
                                                           ------------
                                                           $  1,892,368
                                                           ------------
                   Total Materials                         $  1,892,368
                                                           ------------
                   Capital Goods - 8.1%
                   Aerospace & Defense - 2.4%
     132,100       Hexcel Corp.*                           $  1,714,658
      96,200       Orbital Sciences Corp.*                    1,468,012
                                                           ------------
                                                           $  3,182,670
                                                           ------------
                   Construction & Engineering - 1.8%
      43,200       KBR, Inc.                               $    820,800
      85,915       MYR Group, Inc.*                           1,553,343
                                                           ------------
                                                           $  2,374,143
                                                           ------------
                   Electrical Component &
                   Equipment - 0.8%
      91,700       Polypore International, Inc.*           $  1,091,230
                                                           ------------
                   Industrial Machinery - 3.1%
     109,500       Altra Holdings, Inc.*                   $  1,352,325
      74,400       Kennametal, Inc.                           1,928,448
      66,804       SmartHeat, Inc.*                             969,994
                                                           ------------
                                                           $  4,250,767
                                                           ------------
                   Total Capital Goods                     $ 10,898,810
                                                           ------------
                   Commercial Services & Supplies - 6.5%
                   Diversified Support Services - 4.1%
      42,800       Copart, Inc.*                           $  1,567,764
      65,900       Healthcare Services Group, Inc.            1,414,214
     273,621       infoGROUP, Inc.*                           2,194,440
      58,373       TechTarget, Inc.*                            328,640
                                                           ------------
                                                           $  5,505,058
                                                           ------------
                   Environmental & Facilities
                   Services - 1.3%
      39,200       Team, Inc.*                             $    737,352
      28,800       Waste Connections, Inc.*                     960,192
                                                           ------------
                                                           $  1,697,544
                                                           ------------
                   Research & Consulting Services - 1.1%
      35,600       CoStar Group, Inc.*(b)                  $  1,487,012
                                                           ------------
                   Total Commercial
                   Services & Supplies                     $  8,689,614
                                                           ------------
                   Transportation - 1.5%
                   Air Freight & Couriers - 0.7%
      64,100       UTI Worldwide, Inc.                     $    917,912
                                                           ------------
                   Airlines - 0.8%
      23,800       Allegiant Travel Co.*(b)                $  1,122,646
                                                           ------------
                   Total Transportation                    $  2,040,558
                                                           ------------
                   Consumer Durables & Apparel - 3.9%
                   Apparel, Accessories & Luxury Goods - 1.4%
      45,000       The Warnaco Group, Inc.*                $  1,898,550
                                                           ------------
                   Footwear - 0.6%
      66,200       Iconix Brand Group, Inc.*               $    837,430
                                                           ------------
                   Housewares & Specialties - 1.4%
      38,900       Tupperware Brands Corp.                 $  1,811,573
                                                           ------------
                   Leisure Products - 0.5%
     169,200       Leapfrog Enterprises, Inc.*(b)          $    661,572
                                                           ------------
                   Total Consumer
                   Durables & Apparel                      $  5,209,125
                                                           ------------
                   Consumer Services - 4.5%
                   Casinos & Gaming - 2.1%
     101,300       Scientific Games Corp.*                 $  1,473,915
      33,300       WMS Industries, Inc.*                      1,332,000
                                                           ------------
                                                           $  2,805,915
                                                           ------------
                   Education Services - 2.4%
      25,200       American Public Education, Inc.*(b)     $    865,872
     122,721       Grand Canyon Education, Inc.*(b)           2,332,926
                                                           ------------
                                                           $  3,198,798
                                                           ------------
                   Total Consumer Services                 $  6,004,713
                                                           ------------
                   Retailing - 3.0%
                   Apparel Retail - 1.2%
      37,200       Gymboree Corp.*(b)                      $  1,617,828
                                                           ------------
                   Computer & Electronics Retail - 0.7%
      45,800       Gamestop Corp.*(b)                      $  1,004,852
                                                           ------------
                   Internet Retail - 1.1%
       6,600       Priceline.com, Inc.*(b)                 $  1,442,100
                                                           ------------
                   Total Retailing                         $  4,064,780
                                                           ------------


6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      Shares                                                      Value
                   Food, Beverage & Tobacco - 7.0%
                   Packaged Foods & Meats - 7.0%
      63,807       American Italian Pasta Co.*(b)              $  2,219,846
     144,800       Chiquita Brands International, Inc.*           2,612,192
     121,582       Imperial Sugar Co.                             2,120,390
     154,500       Smart Balance, Inc.*                             927,000
      96,100       Smithfield Foods, Inc.*(b)                     1,459,759
                                                               ------------
                                                               $  9,339,187
                                                               ------------
                   Total Food, Beverage & Tobacco              $  9,339,187
                                                               ------------
                   Health Care Equipment & Services - 13.3%
                   Health Care Equipment - 6.3%
     140,830       Abiomed, Inc.*(b)                           $  1,230,854
      91,500       ArthroCare Corp.*                              2,168,550
     203,924       DexCom, Inc.*(b)                               1,647,706
      12,900       IDEXX Laboratories, Inc.*(b)                     689,376
      70,200       Insulet Corp.*(b)                              1,002,456
      85,600       MAKO Surgical Corp.*                             950,160
      27,800       Thoratec Corp.*                                  748,376
                                                               ------------
                                                               $  8,437,478
                                                               ------------
                   Health Care Facilities - 1.4%
      89,500       Psychiatric Solution. Inc.*                 $  1,892,030
                                                               ------------
                   Health Care Services - 2.6%
      26,000       HMS Holdings Corp.*                         $  1,265,940
      32,400       Lincare Holdings, Inc.*                        1,202,688
      42,600       Omnicare, Inc.                                 1,030,068
                                                               ------------
                                                               $  3,498,696
                                                               ------------
                   Health Care Supplies - 3.0%
     104,800       Endologix, Inc.*                            $    553,344
      27,000       Haemonetics Corp.*                             1,489,050
      47,200       Inverness Medical Innovations, Inc.*(b)        1,959,272
                                                               ------------
                                                               $  4,001,666
                                                               ------------
                   Total Health Care
                   Equipment & Services                        $ 17,829,870
                                                               ------------
                   Pharmaceuticals & Biotechnology - 7.2%
                   Biotechnology - 4.5%
      20,800       Alexion Pharmaceuticals, Inc.*              $  1,015,456
      26,400       AMAG Pharmaceuticals, Inc.*(b)                 1,003,992
      63,600       BioMarin Pharmaceuticals, Inc.*(b)             1,196,316
      67,500       Cubist Pharmaceuticals, Inc.*                  1,280,475
      56,800       Myriad Genetics, Inc.*                         1,482,480
                                                               ------------
                                                               $  5,978,719
                                                               ------------
                   Life Sciences Tools & Services - 1.5%
      79,700       Bruker Corp.*                               $    961,182
      75,300       Parexel International Corp.*                   1,061,730
                                                               ------------
                                                               $  2,022,912
                                                               ------------
                   Pharmaceuticals - 1.2%
     347,656       Cardiome Pharma Corp.*(b)                   $  1,547,069
                                                               ------------
                   Total Pharmaceuticals &
                   Biotechnology                               $  9,548,700
                                                               ------------
                   Banks - 0.8%
                   Regional Banks - 0.8%
      41,904       Home Bancshares, Inc.                       $  1,008,629
                                                               ------------
                   Total Banks                                 $  1,008,629
                                                               ------------
                   Diversified Financials - 1.9%
                   Asset Management & Custody Banks - 0.7%
      97,400       Penson Worldwide, Inc.*(b)                  $    882,444
                                                               ------------
                   Consumer Finance - 0.6%
      50,357       Ezcorp, Inc.*                               $    866,644
                                                               ------------
                   Specialized Finance - 0.6%
      26,500       MSCI, Inc.*                                 $    842,700
                                                               ------------
                   Total Diversified Financials                $  2,591,788
                                                               ------------
                   Insurance - 2.6%
                   Property & Casualty Insurance - 2.6%
     103,758       Assured Guaranty, Ltd. (b)                  $  2,257,774
      44,200       Axis Capital Holdings, Ltd.                    1,255,722
                                                               ------------
                                                               $  3,513,496
                                                               ------------
                   Total Insurance                             $  3,513,496
                                                               ------------
                   Software & Services - 19.8%
                   Application Software - 10.0%
      99,066       Aspen Technology, Inc.*                     $    970,847
      28,573       Concur Technologies, Inc.*(b)                  1,221,496
      43,200       Informatica Corp.*                             1,117,152
      44,629       Net 1 UEPS Technologies, Inc.*                   866,695
      83,800       Nuance Communications, Inc.*                   1,302,252
      40,100       Quest Software, Inc.*                            737,840
      60,325       Solarwinds, Inc.*(b)                           1,388,078
      40,300       Solera Holdings, Inc.                          1,451,203
      76,900       Sonic Solutions, Inc.*                           909,727
      42,067       The Ultimate Software Group, Inc.*(b)          1,235,508
     116,051       TIBCO Software, Inc.*                          1,117,571
     105,400       TiVo, Inc.*                                    1,072,972
                                                               ------------
                                                               $ 13,391,341
                                                               ------------
                   Data Processing & Outsourced Services - 1.2%
      14,800       Alliance Data Systems Corp.*(b)             $    955,932
      55,800       Echo Global Logistics, Inc.*(b)                  708,102
                                                               ------------
                                                               $  1,664,034
                                                               ------------
                   Internet Software & Services - 4.8%
      42,878       Dealertrack Holdings, Inc.*                 $    805,678
     104,400       Dice Holdings, Inc.*                             683,820
      68,957       Rackspace Hosting, Inc.*(b)                    1,437,753
      85,600       Skillsoft Plc*(A.D.R.)                           897,088
     161,300       United Online, Inc.                            1,159,747
      26,000       VistaPrint NV*                                 1,473,160
                                                               ------------
                                                               $  6,457,246
                                                               ------------


The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


  Shares                                                     Value
              IT Consulting & Other Services - 1.9%
  51,700      Gartner Group, Inc.*                    $    932,668
 191,100      Sapient Corp.*                             1,580,398
                                                      ------------
                                                      $  2,513,066
                                                      ------------
              Systems Software - 1.9%
  46,100      Commvault Systems, Inc.*                $  1,092,109
 100,613      DemandTec, Inc.*                             882,376
  53,859      Radiation Systems, Inc.*                     560,134
                                                      ------------
                                                      $  2,534,619
                                                      ------------
              Total Software & Services               $ 26,560,306
                                                      ------------
              Technology Hardware & Equipment - 3.4%
              Communications Equipment - 3.4 %
  35,500      Blue Coat Systems, Inc.*                $  1,013,170
 160,900      Brocade Communications Systems,
              Inc.*                                      1,227,667
 147,536      Finisar Corp.*(b)                          1,316,021
  46,200      Riverbed Technology, Inc.*                 1,061,214
                                                      ------------
                                                      $  4,618,072
                                                      ------------
              Total Technology
              Hardware & Equipment                    $  4,618,072
                                                      ------------
              Semiconductors - 6.2%
              Semiconductor Equipment - 2.1%
  59,000      Tessera Technologies, Inc.*             $  1,372,930
 107,100      Verigy, Ltd.*                              1,378,377
                                                      ------------
                                                      $  2,751,307
                                                      ------------
              Semiconductors - 4.1%
 299,100      Anadigics, Inc.*                        $  1,262,202
  38,900      Hittite Microwave Corp.*                   1,585,175
  52,700      Maxim Integrated Products, Inc. (b)        1,069,810
  92,600      Microsemi Corp.*                           1,643,650
                                                      ------------
                                                      $  5,560,837
                                                      ------------
              Total Semiconductors                    $  8,312,144
                                                      ------------
              Telecommunication Services - 0.8%
              Alternative Carriers - 0.8%
 122,800      Premiere Global Services, Inc.*         $  1,013,100
                                                      ------------
              Total Telecommunication
              Services                                $  1,013,100
                                                      ------------
              Utilities - 0.7%
              Independent Power Producer &
              Energy Traders - 0.7%
  25,500      Ormat Technologies, Inc. (b)            $    964,920
              Total Utilities                         $    964,920
                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $99,043,403)                      $132,051,126
                                                      ------------


    Principal
   Amount ($)                                                  Value
                  TEMPORARY CASH INVESTMENTS - 20.3%
                  Securities Lending Collateral - 20.3% (c)
                  Certificates of Deposit:
      805,864     Bank of Nova Scotia, 0.19%, 2/17/10   $    805,864
      805,864     DnB NOR Bank ASA NY, 0.2%,
                  2/17/10                                    805,864
      293,362     Nordea Bank Finland, 0.19%, 1/28/10        293,362
      732,622     Svenska NY, 0.20%, 3/30/10                 732,622
      879,124     Rabobank Nederland NY, 0.19%,
                  3/2/10                                     879,124
       78,581     Westpac Banking NY, 1.35%, 3/19/10          78,581
      732,604     Societe Generale, 0.21%, 3/4/10            732,604
      805,864     CBA Financial, 0.27%, 1/3/11               805,864
      223,144     BNP Paribas, 0.78%, 6/4/10                 223,144
      520,446     Wachovia Bank NA, 1.17%, 5/14/10           520,446
                                                        ------------
                                                        $  5,877,475
                                                        ------------
                  Commercial Paper:
      585,736     BBVA London, 0.28%, 3/18/10           $    585,736
      157,227     US Bancorp, 0.26%, 5/6/10                  157,227
      147,568     American Honda Finance, 0.22%,
                  2/5/10                                     147,568
      219,975     GE Capital Corp, 0.45%, 8/20/10            219,975
       79,307     GE Capital Corp, 0.38%, 10/21/10            79,307
       79,838     GE Capital Corp, 0.34%, 10/6/10             79,838
      585,907     HND AF, 0.18%, 3/2/10                      585,907
      805,645     HSBC, 0.20%, 2/19/10                       805,645
       81,716     John Deer Capital Corp., 0.36%,
                  7/6/10                                      81,716
      620,526     JPMorgan Chase & Co., 0.57%,
                  9/24/10                                    620,526
      732,356     NABPP, 0.19%, 3/8/10                       732,356
      571,002     PARFIN, 0.25%, 4/19/10                     571,002
      732,306     Cafco, 0.20%, 3/15/10                      732,306
      805,610     Char FD, 0.18%, 3/5/10                     805,610
      731,861     WSTPAC, 0.25%, 5/27/10                     731,861
      439,401     Ciesco, 0.20%, 3/8/10                      439,401
      366,204     Ciesco, 0.20%, 2/18/10                     366,204
      732,458     Fasco, 0.17%, 2/12/10                      732,458
      366,818     Kithaw, 0.21%, 3/2/10                      366,818
      375,759     Kithaw, 0.20%, 2/23/10                     375,759
      503,085     Old LLC, 0.19%, 3/17/10                    503,085
      205,432     Old LLC, 0.18%, 2/17/10                    205,432
      250,101     Ranger, 0.20%, 3/12/10                     250,101
      249,042     SRCPP, 0.19%, 2/3/10                       249,042
      512,714     SRCPP, 0.19%, 2/10/10                      512,714
      219,591     TB LLC, 0.19%, 2/8/10                      219,591
      402,710     TB LLC, 0.20%, 3/5/10                      402,710
      146,595     TB LLC, 0.10%, 2/9/10                      146,595
      835,919     Bank of America, 0.87%, 5/12/10            835,919
      146,542     BBVA Senior US, 0.30%, 3/12/10             146,542


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  Principal
 Amount ($)                                              Value
                 Commercial Paper (continued):
    830,785      Santander, 0.33%, 7/23/10             830,785
    292,934      WFC, 0.49%, 8/20/10                   292,934
                                                  ------------
                                                  $ 13,812,670
                                                  ------------
                 Tri-party Repurchase Agreements:
  2,930,414      Deutsche Bank, 0.01%, 1/4/10     $  2,930,414
  1,465,207      JPMorgan, 0.0%, 1/4/10              1,465,207
  1,979,568      Barclays Capital Markets, 0.0%,
                 1/4/10                              1,979,568
                                                  ------------
                                                  $  6,375,189
                                                  ------------


   Shares
              Money Market Mutual Funds:
  586,083     Dreyfus Preferred Money Market Fund     $    586,083
  586,083     Blackrock Liquidity Temporary
              Cash Fund                                    586,083
                                                      ------------
                                                      $  1,172,166
                                                      ------------
              Total Securities
              Lending Collateral                      $ 27,237,500
                                                      ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $27,237,500)                      $ 27,237,500
                                                      ------------
              TOTAL INVESTMENT IN
              SECURITIES - 118.8%
              (Cost $126,280,903)(a)                  $159,288,626
                                                      ------------
              OTHER ASSETS AND
              LIABILITIES - (18.8)%                   $(25,198,610)
                                                      ------------
              TOTAL NET ASSETS - 100.0%               $134,090,016
                                                      ============

(A.D.R.) American Depositary Receipt.
*        Non-income producing security.
(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $129,258,204 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost             $32,573,908
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value               2,543,486
                                                                     -----------
         Net unrealized gain                                         $30,030,422
                                                                     ===========

(b)      At December 31, 2009, the following securities were out on loan:



        Shares          Security                                         Value
        90,000          Abiomed, Inc.*                                $   786,600
        15,200          Allegiant Travel Co.*                             716,984
        14,500          Alliance Data Systems Corp.*                      936,555
        12,400          Alpha Natural Resources, Inc.*                    537,912
        25,200          AMAG Pharmaceuticals, Inc.*                       958,356
        23,000          American Italian Pasta Co.*                       800,170
         3,000          American Public Education, Inc.*                  103,080
         8,750          Assured Guaranty, Ltd.                            190,400
        32,600          BioMarin Pharmaceuticals, Inc.*                   613,206
       271,900          Cardiome Pharma Corp.*                          1,209,955
        30,200          Carrizo Oil & Gas, Inc.*                          799,998
         4,000          Concur Technologies, Inc.*                        171,000
         5,000          CoStar Group, Inc.*                               208,850
        23,200          DexCom, Inc.*                                     187,456
        51,400          Echo Global Logistics, Inc.*                      652,266
       121,300          Exterran Holdings, Inc.*                        2,601,885
       110,000          Finisar Corp.*                                    981,200
        30,000          Gamestop Corp.*                                   658,200
        45,400          Grand Canyon Education, Inc.*                     863,054
           100          Gymboree Corp.*                                     4,349
        12,400          IDEXX Laboratories, Inc.*                         662,656
        13,000          Insulet Corp.*                                    185,640
        11,000          Inverness Medical Innovations, Inc.*              456,610
        42,100          Leapfrog Enterprises, Inc.*                       164,611
        30,600          Maxim Integrated Products                         621,180
        24,000          Ormat Technologies, Inc.                          908,160
        82,850          Penson Worldwide, Inc.*                           750,621
         5,800          Priceline.com, Inc.*                            1,267,300
        68,000          Rackspace Hosting, Inc.*                        1,417,800
       139,600          SandRidge Energy, Inc.*                         1,316,428
        93,900          Smithfield Foods, Inc.*                         1,426,341
        37,800          Solarwinds, Inc.*                                 869,778
        82,000          Titanium Metals Corp.*                          1,026,640
        36,600          The Ultimate Software Group, Inc.*              1,074,942
                                                                      -----------
                        Total                                         $26,130,183
                                                                      ===========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $149,731,570 and $163,895,287, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                        Level 1        Level 2   Level 3           Total
Common Stocks      $132,051,126    $        --      $ --    $132,051,126
Temporary Cash
   Investments               --     26,065,334        --      26,065,334
Money Market
   Mutual Funds       1,172,166             --        --       1,172,166
                   ------------    -----------      ----    ------------
Total              $133,223,292    $26,065,334      $ --    $159,288,626
                   ------------    -----------      ----    ------------


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                   Year Ended       Year Ended
                                                                    12/31/09         12/31/08
Class I
Net asset value, beginning of period                                 $  13.24        $  22.44
                                                                     --------        ---------
Increase (decrease) from investment operations:
 Net investment loss                                                 $  (0.03)       $  (0.00)(a)
 Net realized and unrealized gain (loss) on investments
  and options                                                            5.93           (7.40)
                                                                     --------        ---------
  Net increase (decrease) from investment operations                 $   5.90        $  (7.40)
Distributions to shareowners:
 Net realized gain                                                         --           (1.80)
                                                                     --------        ---------
Net increase (decrease) in net asset value                           $   5.90        $  (9.20)
                                                                     --------        ---------
Net asset value, end of period                                       $  19.14        $  13.24
                                                                     ========        ========
Total return*                                                           44.56%         (35.49)%
Ratio of net expenses to average net assets+                             0.85%           0.85%
Ratio of net investment loss to average net assets+                     (0.15)%         (0.04)%
Portfolio turnover rate                                                   134%            231%
Net assets, end of period (in thousands)                             $134,090        $105,666
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            0.88%           0.91%
 Net investment loss                                                    (0.18)%         (0.10)%



                                                                   Year Ended     Year Ended     Year Ended
                                                                    12/31/07       12/31/06       12/31/05
Net asset value, beginning of period                                 $  26.79        $  25.37       $  23.78
                                                                     --------        --------       --------
Increase (decrease) from investment operations:
 Net investment loss                                                 $  (0.07)       $  (0.01)      $  (0.01)
 Net realized and unrealized gain (loss) on investments
  and options                                                           (0.53)           1.43           1.60
                                                                     --------        --------       --------
  Net increase (decrease) from investment operations                 $  (0.60)       $   1.42       $   1.59
Distributions to shareowners:
 Net realized gain                                                      (3.75)             --             --
                                                                     --------        --------       --------
Net increase (decrease) in net asset value                           $  (4.35)       $   1.42       $   1.59
                                                                     --------        --------       --------
Net asset value, end of period                                       $  22.44        $  26.79       $  25.37
                                                                     ========        ========       ========
Total return*                                                           (3.86)%          5.60%          6.69%
Ratio of net expenses to average net assets+                             0.81%           0.79%          0.79%
Ratio of net investment loss to average net assets+                     (0.25)%         (0.05)%        (0.02)%
Portfolio turnover rate                                                   119%            105%            75%
Net assets, end of period (in thousands)                             $204,629        $276,947       $323,945
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            0.81%           0.82%          0.80%
 Net investment loss                                                    (0.25)%         (0.08)%        (0.03)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(a)   Amount rounds to less than one cent per share.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $26,130,183) (cost $126,280,903)    $ 159,288,626
 Cash                                                                                             2,071,487
 Receivables --
   Investment securities sold                                                                       208,229
   Portfolio shares sold                                                                             57,302
   Dividends                                                                                         21,062
 Other                                                                                                1,436
                                                                                              -------------
     Total assets                                                                             $ 161,648,142
                                                                                              -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                            $     138,550
   Portfolio shares repurchased                                                                     132,381
   Upon return of securities loaned                                                              27,237,500
 Due to affiliates                                                                                    4,128
 Accrued expenses                                                                                    45,567
                                                                                              -------------
     Total liabilities                                                                        $  27,558,126
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 147,494,734
 Accumulated net realized loss on investments and option contracts                              (46,412,441)
 Net unrealized gain on investments                                                              33,007,723
                                                                                              -------------
     Total net assets                                                                         $ 134,090,016
                                                                                              -------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $134,090,016/7,005,804 shares)                                             $       19.14
                                                                                              -------------


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,126)                                     $  653,197
 Interest and other income                                                                   11,099
 Income from securities loaned, net                                                         143,502
                                                                                         ----------
    Total investment income                                                                             $   807,798
                                                                                                        -----------
EXPENSES:
 Management fees                                                                         $  856,845
 Transfer agent fees                                                                          1,500
 Administrative reimbursements                                                               40,352
 Custodian fees                                                                              25,086
 Professional fees                                                                           61,422
 Printing expense                                                                            17,058
 Fees and expenses of nonaffiliated trustees                                                  7,445
 Miscellaneous                                                                                3,595
                                                                                         ----------
    Total expenses                                                                                      $ 1,013,303
    Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (29,055)
                                                                                                        -----------
    Net expenses                                                                                        $   984,248
                                                                                                        -----------
     Net investment loss                                                                                $  (176,450)
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS:
 Net realized gain on:
  Investments                                                                            $4,258,625
  Class actions                                                                             622,596
  Written options closed/expired                                                             21,242     $ 4,902,463
                                                                                         ----------     -----------
 Change in net unrealized gain on investments and options                                               $38,655,843
                                                                                                        -----------
 Net gain on investments                                                                                $43,558,306
                                                                                                        -----------
 Net increase in net assets resulting from operations                                                   $43,381,856
                                                                                                        -----------


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                                               Year Ended         Year Ended
                                                                                                12/31/09           12/31/08
FROM OPERATIONS:
Net investment loss                                                                          $     (176,450)    $      (63,521)
Net realized gain (loss) on investments, class actions and written options closed/expired         4,902,463        (51,167,020)
Change in net unrealized gain (loss) on investments                                              38,655,843        (14,003,561)
                                                                                             --------------     --------------
  Net increase (decrease) in net assets resulting from operations                            $   43,381,856     $  (65,234,102)
                                                                                             --------------     --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class I ($0.00 and $1.80 per share, respectively)                                          $           --     $  (14,795,360)
                                                                                             --------------     --------------
    Total distributions to shareowners                                                       $           --     $  (14,795,360)
                                                                                             --------------     --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $    9,990,717     $    8,384,289
Reinvestment of distributions                                                                            --         14,795,360
Cost of shares repurchased                                                                      (24,948,414)       (42,113,113)
                                                                                             --------------     --------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                             $  (14,957,697)    $  (18,933,464)
                                                                                             --------------     --------------
  Net increase (decrease) in net assets                                                      $   28,424,159     $  (98,962,926)
NET ASSETS:
Beginning of year                                                                               105,665,857        204,628,783
                                                                                             --------------     --------------
End of year                                                                                  $  134,090,016     $  105,665,857
                                                                                             ==============     ==============
Accumulated net investment loss                                                              $           --     $           --
                                                                                             ==============     ==============


                                     '09 Shares        '09 Amount         '08 Shares         '08 Amount
CLASS I
Shares sold                             644,609      $   9,990,717           475,761       $    8,384,289
Reinvestment of distributions                --                 --           769,001           14,795,360
Less shares repurchased              (1,617,198)       (24,948,414)       (2,384,264)         (42,113,113)
                                     ----------      -------------        ----------       --------------
  Net decrease                         (972,589)     $ (14,957,697)       (1,139,502)      $  (18,933,464)
                                     ----------      -------------        ----------       --------------



The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio has reclassified $192,538 to decrease paid-in capital, $176,450 to decrease accumulated net investment loss and $16,088 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $43,435,140, of which the following amounts will expire in 2016 and 2017 if not utilized: $36,011,912 in 2016 and $7,423,228 in 2017.

   There were no distributions paid during the year ended December 31, 2009. The tax character of distributions paid during the fiscal year ended December 31, 2008 and the components of distributable earnings on a federal income tax basis at December 31, 2009, were as follows:


--------------------------------------------------------------------------------
                                        2009               2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Long-term capital gain             $         --        $14,795,360
                                    ------------        -----------
   Total distributions              $         --        $14,795,360
                                    ============        ===========
 Distributable Earnings:
 Capital loss carryforward          $(43,435,140)
 Unrealized appreciation              30,030,422
                                    ------------
   Total                            $(13,404,718)
                                    ============
--------------------------------------------------------------------------------



   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives and are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the year ended December 31, 2009, the Portfolio had no open futures contracts.

D. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------


E. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges during the year ended December 31, 2009.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $246,276 in commissions on the sale of Trust shares for the year ended December 31, 2009. Dividends and distributions to shareowners are recorded on the ex-dividend date.

   During the fiscal year, the Portfolio recognized gains of $622,596 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I. Option Writing
   When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average principal of contracts open during the year ended December 31, 2009 was 20. There were no open written call options at December 31, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Transactions in written options for the year ended December 31, 2009, are summarized as follows:


--------------------------------------------------------------------------------
                                                 Number of      Premiums
                                                 Contracts      Received
--------------------------------------------------------------------------------
 Options outstanding at beginning of period           --        $    --
 Options opened                                      258         40,454
 Options exercised                                    --             --
 Options closed                                     (258)       (40,454)
 Options expired                                      --             --
                                                    ----        -------
 Options outstanding at end of period                 --        $    --
                                                    ----        -------
--------------------------------------------------------------------------------


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,959 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $169 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Additional Disclosures about Derivative Instruments and Hedging Activities:
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009, was as follows:

--------------------------------------------------------------------------------------------------------------
       Derivatives Not Accounted for as Hedging                Location of Gain              Realized Gain
 Instruments Under Accounting Standards Codification            On Derivatives               on Derivatives
       (ASC) 815 (formerly FASB Statement 133)               Recognized in Income         Recognized in Income
--------------------------------------------------------------------------------------------------------------
 Equity Contracts-Options                                  Net realized gain on options          $21,242
--------------------------------------------------------------------------------------------------------------


5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Opportunities VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Growth Opportunities VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                             /s/ Ernst & Young LLP


Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------


Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Growth Opportunities VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2009 and in the third quintile of its Morningstar category for the three, five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------


Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Independent Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment Portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------


                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(51)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Deputy Chairman and a director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(51)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); and Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------



                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (66)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(65)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(62)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (66)         Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 to 2004 and 2008 to present); and Executive Vice
                           President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
-------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          President, Bush International, LLC (international financial advisory firm)
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(65)
-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(62)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (66)         Director of Enterprise Community
                           Investment, Inc. (privately held affordable
                           housing finance company); and Director of
                           Oxford Analytica, Inc. (privately held
                           research and consulting company)
--------------------------------------------------------------------------------
Mary K. Bush (61)          Director of Marriott International, Inc.;
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman
(65)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(62)
--------------------------------------------------------------------------------
Thomas J. Perna (59)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (81)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (61)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (30)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005); and
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18655-04-0210


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer High Yield VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of  Contents

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        24

  Notes to Financial Statements                                               29

  Report of Independent Registered Public Accounting Firm                     33

  Approval of Investment Advisory Agreement                                   34

  Trustees, Officers and Service Providers                                    37


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       55.8%
Convertible Corporate Bonds                                                18.2%
U.S. Common Stocks                                                         15.3%
Preferred Stocks                                                            4.3%
Temporary Cash Investments                                                  3.2%
Senior Floating Rate Loan Interests                                         2.7%
Collateralized Mortgage Obligations                                         0.3%
Warrants                                                                    0.2%

Maturity Distribution
(As a percentage of total investment in securities)

 [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                                   10.2%
1-3 years                                                                  13.0%
3-4 years                                                                  26.5%
4-6 years                                                                  41.6%
6-8 years                                                                   3.2%
 8+ years                                                                   5.5%

Five Largest Holdings
(As a percentage of long-term holdings)*

1.  Wesco Distribution, Inc., 7.5%,
    10/15/17                             2.39%
2.  Nova Chemicals Corp.,
    7.875%, 9/15/25                      1.67
3.  Forest City Enterprises, Inc.,
    7.625%, 6/1/15                       1.60
4.  Novelis, Inc., 7.25%, 2/15/15        1.40
5.  WESCO International, Inc.,
    6.0%, 9/15/29                        1.27

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                    12/31/09       12/31/08
  Class I                                     $9.53          $6.46
  Class II                                    $9.51          $6.45

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/09 - 12/31/09           Income         Capital Gains     Capital Gains
  Class I                   $ 0.6376       $  -              $  -
  Class II                  $ 0.6176       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BOFA) Merrill Lynch (ML) High Yield Master II Index and of the BOFA ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Pioneer High Yield        Pioneer High Yield         BOFA ML High Yield   BOFA ML Convertible Bonds
        VCT Portfolio, Class I    VCT Portfolio, Class II    Master II Index      (Speculative Quality) Index
5/00           10,000                     10,000                   10,000                   10,000
               10,623                     10,608                    9,769                    8,424
12/01          12,387                     12,410                   10,206                    7,883
               12,211                     12,114                   10,013                    7,747
12/03          16,215                     16,054                   12,831                   10,535
               17,517                     17,300                   14,226                   11,867
12/05          17,859                     17,594                   14,612                   11,485
               19,379                     19,045                   16,335                   13,454
12/07          20,532                     20,110                   16,693                   13,661
               13,258                     12,944                   12,288                    7,808
12/09          21,278                     20,714                   19,355                   13,169

Index comparisons begin on 4/30/00. The BOFA ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The BOFA ML Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

--------------------------------------------------------------------------------
                                             Class I                 Class II
Life-of-Class (5/1/00)                        7.90%                   7.60%
5 Years                                       3.97%                   3.67%
1 Year                                       60.49%                  60.03%
--------------------------------------------------------------------------------

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

       Share Class                                 I                II
       ------------------------------------------------------------------
       Beginning Account Value on 7/1/09       $1,000.00        $1,000.00
       Ending Account Value on 12/31/09        $1,235.20        $1,234.32
       Expenses Paid During Period*            $    4.51        $    5.91

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

Share Class                                        I               II
       ------------------------------------------------------------------
       Beginning Account Value on 7/1/09       $1,000.00       $1,000.00
       Ending Account Value on 12/31/09        $1,021.17       $1,019.91
       Expenses Paid During Period*            $    4.08       $    5.35

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

High-yield bonds enjoyed their best year on record in 2009. In the following interview, portfolio managers Tracy Wright and Andrew Feltus review why high-yield securities offered such strong returns over the past year, and how Pioneer High Yield VCT Portfolio fared during the 12 months ended December 31, 2009.

Q: How did the Portfolio perform over the 12 months ended December 31, 2009?

A: For the 12 months ended December 31, 2009, the Portfolio's Class I shares had a total return of 60.49% at net asset value, and Class II shares returned 60.03%. Over the same 12-month period, the Portfolio's benchmarks, the BOFA (Bank of America) Merrill Lynch High Yield Master II Index and the BOFA Merrill Lynch Index of Convertible Bonds (speculative quality), returned 57.51% and 68.66, respectively, while the average return for the 111 variable portfolios in Lipper's High Current Yield Underlying category was 43.48%.

Q: Why did high-yield bonds enjoy such a strong year in 2009?

A: The market responded to signs that the U.S. economy likely bottomed very early in the first quarter of 2009. The many government stimulus plans and actions by the Federal Reserve Board (the Fed) appeared to succeed and confidence was restored, albeit from very low levels. The capital markets opened up as corporate bond issuance increased and the lending environment became more forgiving. High-yield bonds posted their strong rally against that backdrop. Yields offered by high-yield bonds at the beginning of the 12-month period were overcompensating investors for the increased default risk they implied. As expected, default rates rose during the 2009 calendar year, but the Portfolio's default rate was far lower than that of the overall market.

Q: What factors helped the Portfolio's performance during the 12 months ended
   December 31, 2009?

A: Favorable security selection was the primary contributor to the Portfolio's performance results, particularly within basic materials and consumer cyclicals. The Portfolio's ability to invest across a company's capital structure also helped, as the performance of the Portfolio's convertible bond holdings more than offset that of its common stock allocation. Security selection within equities was very good relative to the major stock indices, but the asset class underperformed high-yield securities. Sector selection was a slight positive for the Portfolio during the period, as the beneficial effects of an overweight to real estate and underweights to utilities and telecommunication services offset the negative influence of an overweight to capital goods and an underweight to media.

Q: Which Portfolio holdings contributed most to relative performance, and which detracted most from performance during the 12 months ended December 31, 2009?

A: Bonds issued by Nova Chemicals offered strong performance for the Portfolio after the company was acquired. Real estate operator Forest City Enterprises, where the Portfolio held bonds, also performed well as real estate rebounded with the thawing of the capital markets. Rising commodity prices helped the Portfolio's Freeport McMoRan Copper & Gold convertible preferred securities appreciate as well. Lastly, as spending on advertising rebounded as the year progressed, so did the bonds of advertising firm Interpublic Group.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   On the down side, bonds issued by Pegasus Gaming, a travel services company, detracted from the Portfolio's performance, as those securities lagged due to lingering questions about the outcome of the firm's debt-restructuring program. Similar concerns -- along with severe weakness in their markets -- hurt the Portfolio's bond holdings of casino operator Mashuntucket Pequot (Foxwoods). Of final note, the convertible securities of Epix Pharmaceuticals held in the Portfolio underperformed after the company's restructuring attempts failed.

Q: What is your outlook?

A: Looking broadly, we believe the recession has ended and that the U.S.
   economy will grow, led by increases in spending on fixed investments, the rebuilding of inventories, and exports. While the recovery may not be as strong as those seen in the past, we believe the U.S. economy could bounce back more strongly than expected if global growth is strong and corporations enjoy expanding profit margins. Given that potential upside, we are increasing the Portfolio's exposure to convertibles and common stock, which we believe continue to trade at attractive relative valuations. For their part, high-yield bonds still seem to offer appealing value, even after their extraordinary year in 2009. We believe that defaults have peaked, but still are looking to minimize the Portfolio's default risk. We also have increased the Portfolio's stake in floating-rate bank loans, feeling that they will benefit from an increase in short-term interest rates which could occur somewhere down the road. At the same time, we believe we may see continued easy monetary policy over the next year, in light of continued high unemployment. The Fed's injection of money into the system also presents inflation risk over the medium term.




















   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                         Value
                                               CONVERTIBLE CORPORATE BONDS - 18.4%
                                               Energy - 2.5%
                                               Coal & Consumable Fuels - 0.8%
   1,280,000                   BB-/NR          Massey Energy Co., 3.25%, 8/1/15                             $  1,118,400
                                                                                                            ------------
                                               Oil & Gas Equipment & Services - 0.4%
     495,000                   BB/NR           Exterran Holdings, Inc., 4.25%, 6/15/14                      $    579,150
                                                                                                            ------------
                                               Oil & Gas Exploration & Production - 1.3%
     536,000                   B+/NR           Bill Barrett Corp., 5.0%, 3/15/28                            $    515,900
     305,000                   NA/NA           Carrizo Oil & Gas, Inc., 4.875%, 6/1/28                           261,919
   1,055,000                   BB/Ba3          Chesapeake Energy Corp., 2.5%, 5/15/37                            944,225
                                                                                                            ------------
                                                                                                            $  1,722,044
                                                                                                            ------------
                                               Total Energy                                                 $  3,419,594
                                                                                                            ------------
                                               Materials - 0.2%
                                               Steel - 0.2%
     215,000                   BB+/NR          Steel Dynamics, Inc., 5.125%, 6/15/14                        $    272,792
                                                                                                            ------------
                                               Total Materials                                              $    272,792
                                                                                                            ------------
                                               Capital Goods - 3.9%
                                               Construction & Farm Machinery & Heavy Trucks - 0.8%
     250,000                   CCC/Caa2        Greenbrier Co., Inc., 2.375%, 5/15/26                        $    187,500
     955,000                   B/B1            Navistar International Corp., 3.0%, 10/15/14                      987,231
                                                                                                            ------------
                                                                                                            $  1,174,731
                                                                                                            ------------
                                               Electrical Component & Equipment - 1.8%
     934,000                   B/B2            General Cable Corp., 4.5%, 11/15/29                          $    960,853
   1,645,000                   BB+/Ba1         Roper Industries, Inc., 1.4813%, 1/15/34                        1,071,304
     460,000                   BB-/NR          SunPower Corp., 4.75%, 4/15/14                                    523,825
                                                                                                            ------------
                                                                                                            $  2,555,982
                                                                                                            ------------
                                               Trading Companies & Distributors - 1.3%
   1,420,000                   B/NR            WESCO International, Inc., 6.0%, 9/15/29                     $  1,732,400
                                                                                                            ------------
                                               Total Capital Goods                                          $  5,463,113
                                                                                                            ------------
                                               Commercial Services & Supplies - 0.2%
                                               Environmental & Facilities Services - 0.2%
     250,000                   B/Ba3           Covanta Holdings Corp., 3.25%, 6/1/14                        $    288,125
                                                                                                            ------------
                                               Total Commercial Services & Supplies                         $    288,125
                                                                                                            ------------
                                               Transportation - 0.7%
                                               Airlines - 0.1%
     120,000                   CCC+/B3         Continental Airlines, Inc., 4.5%, 1/15/15 (b)                $    132,600
                                                                                                            ------------
                                               Marine - 0.6%
     940,000                   CCC+/Caa2       Horizon Lines, Inc., 4.25%, 8/15/12                          $    763,750
                                                                                                            ------------
                                               Total Transportation                                         $    896,350
                                                                                                            ------------
                                               Automobiles & Components - 0.6%
                                               Automobile Manufacturers - 0.6%
     626,000                   CCC/Caa1        Ford Motor Co., 4.25%, 11/15/16                              $    784,848
                                                                                                            ------------
                                               Total Automobiles & Components                               $    784,848
                                                                                                            ------------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                              S&P/
               Floating       Moody's
   Principal   Rate (d)       Ratings
  Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                               Consumer Durables & Apparel - 0.2%
                                               Homebuilding - 0.2%
     250,000                  BB-/Ba3          D.R. Horton, Inc., 2.0%, 5/15/14                              $    276,875
                                                                                                             ------------
                                               Total Consumer Durables & Apparel                             $    276,875
                                                                                                             ------------
                                               Media - 1.5%
                                               Advertising - 1.2%
   1,665,000                  B+/Ba3           Interpublic Group Companies, Inc., 4.25%, 3/15/23             $  1,654,594
                                                                                                             ------------
                                               Movies & Entertainment - 0.3%
     487,000                  CCC+/NR          Live Nation, Inc., 2.875%, 7/15/27                            $    379,860
                                                                                                             ------------
                                               Total Media                                                   $  2,034,454
                                                                                                             ------------
                                               Retailing - 0.2%
                                               Automotive Retail - 0.2%
     250,000                  CCC-/Caa3        Sonic Automotive, Inc., 5.0%, 10/1/29                         $    270,000
                                                                                                             ------------
                                               Total Retailing                                               $    270,000
                                                                                                             ------------
                                               Food, Beverage & Tobacco - 0.3%
                                               Tobacco - 0.3%
     410,000                  B-/Caa1          Alliance One International, Inc., 5.5%, 7/15/14 (144A)        $    484,825
                                                                                                             ------------
                                               Total Food, Beverage & Tobacco                                $    484,825
                                                                                                             ------------
                                               Health Care Equipment & Services - 2.1%
                                               Health Care Equipment - 0.9%
   1,475,000                  BB-/NR           Hologic, Inc., 2.0%, 12/15/37                                 $  1,259,281
                                                                                                             ------------
                                               Health Care Services - 1.0%
   1,750,000                  B+/B3            Omnicare, Inc., 3.25%, 12/15/35                               $  1,424,061
                                                                                                             ------------
                                               Health Care Supplies - 0.2%
     215,000                  B-/NR            Inverness Medical Innovation, Inc., 3.0%, 5/15/16             $    246,713
      35,000                  B-/NR            Inverness Medical Innovation, Inc., 3.0%, 5/15/16 (144A)            40,163
                                                                                                             ------------
                                                                                                             $    286,876
                                                                                                             ------------
                                               Total Health Care Equipment & Services                        $  2,970,218
                                                                                                             ------------
                                               Pharmaceuticals & Biotechnology - 0.5%
                                               Biotechnology - 0.5%
     250,000                  B-/NR            BioMarin Pharmaceutical, Inc., 1.875%, 4/23/17                $    267,188
     635,000                  NR/NR            MannKind Corp., 3.75%, 12/15/13                                    437,356
                                                                                                             ------------
                                                                                                             $    704,544
                                                                                                             ------------
                                               Total Pharmaceuticals & Biotechnology                         $    704,544
                                                                                                             ------------
                                               Diversified Financials - 0.2%
                                               Asset Management & Custody Banks - 0.2%
     200,000                  BB+/Baa3         Janus Capital Group, Inc., 3.25%, 7/15/14                     $    241,000
                                                                                                             ------------
                                               Total Diversified Financials                                  $    241,000
                                                                                                             ------------
                                               Real Estate - 0.8%
                                               Office Real Estate Investment Trusts - 0.6%
     950,000                  NR/NR            Alexandria Real Estate, Inc., 3.7%, 1/15/27 (144A)            $    897,750
                                                                                                             ------------
                                               Specialized Real Estate Investment Trusts - 0.2%
     220,000                  BB+/NR           Host Hotels & Resorts LP, 2.5%, 10/15/29                      $    235,125
                                                                                                             ------------
                                               Total Real Estate                                             $  1,132,875
                                                                                                             ------------


  The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                              S&P/
               Floating       Moody's
   Principal   Rate (d)       Ratings
  Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                               Software & Services - 0.6%
                                               Data Processing & Outsourced Services - 0.4%
     625,000                  NR/WR            CSG Systems International, Inc., 2.5%, 6/15/24               $    624,219
                                                                                                            ------------
                                               Internet Software & Services - 0.2%
     297,000                  B/NR             SAVVIS, Inc., 3.0%, 5/15/12                                  $    270,270
                                                                                                            ------------
                                               Total Software & Services                                    $    894,489
                                                                                                            ------------
                                               Technology Hardware & Equipment - 2.1%
                                               Communications Equipment - 0.8%
     655,000                  B/NR             CommScope, Inc., 3.25%, 7/1/15                               $    775,356
     600,000                  D/WR             Nortel Networks Corp., 2.125%, 4/15/14 (e)                        407,250
                                                                                                            ------------
                                                                                                            $  1,182,606
                                                                                                            ------------
                                               Electronic Equipment & Instruments - 0.8%
     480,000                  BB-/NR           L-1 Identity Solutions, Inc., 3.75%, 5/15/27                 $    432,600
     750,000                  NR/NR            Newport Corp., 2.5%, 2/15/12 (144A)                               685,313
                                                                                                            ------------
                                                                                                            $  1,117,913
                                                                                                            ------------
                                               Technology Distributors - 0.5%
     395,000                  BB-/NR           Anixter International, Inc., 1.0%, 2/15/13                   $    380,188
     250,000                  BB-/NR           Anixter International, Inc., 1.0%, 2/15/13 (144A)                 240,625
                                                                                                            ------------
                                                                                                            $    620,813
                                                                                                            ------------
                                               Total Technology Hardware & Equipment                        $  2,921,332
                                                                                                            ------------
                                               Telecommunication Services - 1.8%
                                               Alternative Carriers - 0.6%
     815,000                  B-/B3            Time Warner Telecommunication, Inc., 2.375%, 4/1/26          $    897,519
                                                                                                            ------------
                                               Integrated Telecommunication Services - 0.6%
     260,000                  NR/NR            MasTec, Inc., 4.25%, 12/15/14                                $    274,586
     444,000                  B+/NR            MasTec, Inc., 4.0%, 6/15/14                                       467,310
                                                                                                            ------------
                                                                                                            $    741,896
                                                                                                            ------------
                                               Wireless Telecommunication Services - 0.6%
     650,000                  B/B2             SBA Communications Corp., 4.0%, 10/1/14                      $    856,375
                                                                                                            ------------
                                               Total Telecommunication Services                             $  2,495,790
                                                                                                            ------------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $22,713,292)                                           $ 25,551,224
                                                                                                            ------------
      Shares
                                               PREFERRED STOCKS - 4.3%
                                               Energy - 0.7%
                                               Oil & Gas Exploration & Production - 0.7%
      12,270                                   Petroquest Energy, Inc., 6.875%, 12/31/49                    $    380,750
       1,900                                   SandRidge Energy, Inc., 8.5%, 12/31/99                            270,494
       1,500                                   Whiting Petroleum Corp., 6.25%, 12/31/99                          269,490
                                                                                                            ------------
                                                                                                            $    920,734
                                                                                                            ------------
                                               Total Energy                                                 $    920,734
                                                                                                            ------------


8  The accompanying notes are an integral part  of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (d)        Ratings
      Shares   (unaudited)     (unaudited)                                                                         Value
                                               Materials - 1.2%
                                               Diversified Metals & Mining - 1.2%
      14,800                                   Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10          $  1,704,960
                                                                                                            ------------
                                               Total Materials                                              $  1,704,960
                                                                                                            ------------
                                               Capital Goods - 0.2%
                                               Electrical Component & Equipment - 0.2%
       2,000                                   General Cable Corp., 5.75%, 11/24/13                         $    294,125
                                                                                                            ------------
                                               Total Capital Goods                                          $    294,125
                                                                                                            ------------
                                               Health Care Equipment & Services - 0.5%
                                               Health Care Supplies - 0.5%
       2,655                                   Inverness Medical Corp., 3.0%, 12/31/49                      $    712,947
                                                                                                            ------------
                                               Total Health Care Equipment & Services                       $    712,947
                                                                                                            ------------
                                               Banks - 0.3%
                                               Thrifts & Mortgage Finance - 0.3%
      14,000                                   Sovereign Cap Trust IV, 4.375%, 3/1/34                       $    433,125
                                                                                                            ------------
                                               Total Banks                                                  $    433,125
                                                                                                            ------------
                                               Diversified Financials - 0.6%
                                               Diversified Financial Services - 0.6%
         875                                   Bank of America Corp., 7.25%, 12/31/49                       $    770,000
                                                                                                            ------------
                                               Total Diversified Financials                                 $    770,000
                                                                                                            ------------
                                               Insurance - 0.4%
                                               Life & Health Insurance - 0.4%
      34,000                                   Delphi Financial Group, Inc., 7.376%, 5/15/37                $    605,200
                                                                                                            ------------
                                               Total Insurance                                              $    605,200
                                                                                                            ------------
                                               Utilities - 0.4%
                                               Multi-Utilities - 0.4%
       6,900                                   CMS Energy Corp., 4.5%, 12/31/49                             $    589,088
                                                                                                            ------------
                                               Total Utilities                                              $    589,088
                                                                                                            ------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $5,812,273)                                            $  6,030,179
                                                                                                            ------------
                                               COMMON STOCKS - 15.4%
                                               Energy - 0.9%
                                               Integrated Oil & Gas - 0.2%
       8,900                                   Marathon Oil Corp.                                           $    277,858
                                                                                                            ------------
                                               Oil & Gas Drilling - 0.5%
     153,975                                   Hercules Offshore, Inc.*                                     $    736,001
                                                                                                            ------------
                                               Oil & Gas Exploration & Production - 0.2%
      26,277                                   SandRidge Energy, Inc.*(b)                                   $    247,792
                                                                                                            ------------
                                               Total Energy                                                 $  1,261,651
                                                                                                            ------------
                                               Materials - 2.7%
                                               Commodity Chemicals - 1.2%
      92,924                                   Georgia Gulf Corp.*                                          $  1,615,019
                                                                                                            ------------
                                               Construction Materials - 0.2%
       7,312                                   Texas Industries, Inc. (b)                                   $    255,847
                                                                                                            ------------


The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (d)        Ratings
      Shares   (unaudited)     (unaudited)                                                                         Value
                                               Diversified Chemical - 0.2%
       6,022                                   FMC Corp.                                                    $    335,787
                                                                                                            ------------
                                               Diversified Metals & Mining - 1.1%
      13,887                                   Freeport-McMoRan Copper & Gold, Inc. (Class B)*              $  1,114,986
      88,500                                   Polymet Mining Corp.*                                             270,810
      14,500                                   Titanium Metals Corp.*(b)                                         181,540
                                                                                                            ------------
                                                                                                            $  1,567,336
                                                                                                            ------------
                                               Total Materials                                              $  3,773,989
                                                                                                            ------------
                                               Capital Goods - 3.3%
                                               Aerospace & Defense - 1.6%
      39,600                                   BE Aerospace, Inc.*                                          $    930,600
      16,659                                   DigitalGlobe, Inc.*                                               403,148
      15,200                                   Geoeye, Inc.,*                                                    423,776
       8,725                                   ITT Corp.                                                         433,982
                                                                                                            ------------
                                                                                                            $  2,191,506
                                                                                                            ------------
                                               Building Products - 0.2%
       6,752                                   Lennox International, Inc.                                   $    263,598
                                                                                                            ------------
                                               Construction & Farm Machinery & Heavy Trucks - 0.0%
      22,556                                   Commercial Vehicle Group, Inc.*                              $    135,110
                                                                                                            ------------
                                               Electrical Component & Equipment - 0.6%
      10,600                                   Cooper Industries Plc                                        $    451,984
      10,800                                   General Cable Corp.*                                              317,736
                                                                                                            ------------
                                                                                                            $    769,720
                                                                                                            ------------
                                               Industrial Machinery - 0.9%
      14,836                                   ESCO Technologies, Inc.                                      $    531,871
      26,200                                   Kennametal, Inc.                                                  679,104
                                                                                                            ------------
                                                                                                            $  1,210,975
                                                                                                            ------------
                                               Total Capital Goods                                          $  4,570,909
                                                                                                            ------------
                                               Automobiles & Components - 0.5%
                                               Auto Parts & Equipment - 0.5%
       9,888                                   Lear Corp.*                                                  $    668,823
                                                                                                            ------------
                                               Total Automobiles & Components                               $    668,823
                                                                                                            ------------
                                               Consumer Services - 1.6%
                                               Casinos & Gaming - 0.8%
      20,200                                   International Game Technology                                $    379,154
      30,000                                   Scientific Games Corp.*                                           436,500
       8,670                                   WMS Industries, Inc.*                                             346,800
                                                                                                            ------------
                                                                                                            $  1,162,454
                                                                                                            ------------
                                               Restaurants - 0.3%
      20,561                                   Starbucks Corp.*                                             $    474,137
                                                                                                            ------------
                                               Specialized Consumer Services - 0.5%
      76,100                                   Service Corporation International                            $    623,259
                                                                                                            ------------
                                               Total Consumer Services                                      $  2,259,850
                                                                                                            ------------


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (d)        Ratings
      Shares   (unaudited)     (unaudited)                                                                          Value
                                               Media - 0.1%
                                               Publishing - 0.1%
       5,300                                   McGraw-Hill Co., Inc.                                         $    177,603
                                                                                                             ------------
                                               Total Media                                                   $    177,603
                                                                                                             ------------
                                               Retailing - 0.2%
                                               Automotive Retail - 0.1%
       8,372                                   Sonic Automotive, Inc.*                                       $     86,985
                                                                                                             ------------
                                               Department Stores - 0.1%
       8,800                                   J.C. Penney Co., Inc.                                         $    234,168
                                                                                                             ------------
                                               Total Retailing                                               $    321,153
                                                                                                             ------------
                                               Food, Beverage & Tobacco - 0.2%
                                               Tobacco - 0.2%
      60,600                                   Alliance One International, Inc.*                             $    295,728
                                                                                                             ------------
                                               Total Food, Beverage & Tobacco                                $    295,728
                                                                                                             ------------
                                               Health Care Equipment & Services - 0.9%
                                               Health Care Supplies - 0.2%
       8,000                                   Inverness Medical Innovations, Inc.*(b)                       $    332,080
                                                                                                             ------------
                                               Managed Health Care - 0.7%
      12,938                                   Aetna, Inc.                                                   $    410,135
       6,200                                   CIGNA Corp.                                                        218,674
      11,100                                   United Healthcare Group, Inc.                                      338,328
                                                                                                             ------------
                                                                                                             $    967,137
                                                                                                             ------------
                                               Total Health Care Equipment & Services                        $  1,299,217
                                                                                                             ------------
                                               Pharmaceuticals & Biotechnology - 1.6%
                                               Life Sciences Tools & Services - 1.6%
       9,915                                   Bio-Rad Laboratories, Inc.*                                   $    956,401
      16,900                                   Thermo Fisher Scientific, Inc.*                                    805,961
       8,100                                   Waters Corp.*                                                      501,876
                                                                                                             ------------
                                                                                                             $  2,264,238
                                                                                                             ------------
                                               Total Pharmaceuticals & Biotechnology                         $  2,264,238
                                                                                                             ------------
                                               Diversified Financials - 0.1%
                                               Asset Management & Custody Banks - 0.1%
       4,440                                   Legg Mason, Inc.                                              $    133,910
                                                                                                             ------------
                                               Total Diversified Financials                                  $    133,910
                                                                                                             ------------
                                               Real Estate - 0.4%
                                               Mortgage Real Estate Investment Trusts - 0.4%
      32,274                                   Annaly Capital Management, Inc.                               $    559,954
                                                                                                             ------------
                                               Total Real Estate                                             $    559,954
                                                                                                             ------------
                                               Technology Hardware & Equipment - 1.3%
                                               Communications Equipment - 0.4%
      11,010                                   CommScope, Inc.*                                              $    292,095
       4,100                                   Research In Motion, Ltd.*                                          276,914
                                                                                                             ------------
                                                                                                             $    569,009
                                                                                                             ------------


The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (d)        Ratings
      Shares   (unaudited)     (unaudited)                                                                           Value
                                               Electronic Equipment & Instruments - 0.7%
      13,584                                   Itron, Inc.*                                                   $    917,871
                                                                                                              ------------
                                               Electronic Manufacturing Services - 0.2%
       9,700                                   Tyco Electronics, Ltd.                                         $    238,135
                                                                                                              ------------
                                               Total Technology Hardware & Equipment                          $  1,725,015
                                                                                                              ------------
                                               Telecommunication Services - 0.4%
                                               Integrated Telecommunication Services - 0.4%
       6,389                                   General Communication, Inc.*                                   $     40,762
      46,800                                   Windstream Corp.                                                    514,332
                                                                                                              ------------
                                                                                                              $    555,094
                                                                                                              ------------
                                               Total Telecommunication Services                               $    555,094
                                                                                                              ------------
                                               Utilities - 1.2%
                                               Gas Utilities - 0.2%
       5,400                                   Questar Corp.                                                  $    224,478
                                                                                                              ------------
                                               Independent Power Producer & Energy Traders - 0.6%
      33,400                                   NRG Energy, Inc.*                                              $    788,574
                                                                                                              ------------
                                               Multi-Utilities - 0.4%
       9,000                                   Public Service Enterprise Group, Inc.                          $    299,250
       5,620                                   Sempra Energy Corp.                                                 314,608
                                                                                                               ------------
                                                                                                              $    613,858
                                                                                                              ------------
                                               Total Utilities                                                $  1,626,910
                                                                                                              ------------
                                               TOTAL COMMON STOCKS
                                               (Cost $19,113,722)                                             $ 21,494,044
                                                                                                              ------------
   Principal
  Amount ($)
                                               ASSET BACKED SECURITIES - 0.0%
                                               Banks - 0.0%
                                               Thrifts & Mortgage Finance - 0.0%
      80,000   0.68            CCC/Baa2        Bear Stearns Asset Backed Securities, Inc., Floating Rate
                                               Note, 1/25/47                                                  $     22,044
                                                                                                              ------------
                                               Total Banks                                                    $     22,044
                                                                                                              ------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $34,686)                                                 $     22,044
                                                                                                              ------------
                                               COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                                               Materials - 0.3%
                                               Forest Products - 0.3%
     450,000                   BB/Ba2          T SRAR 2006-1 F, 7.5296%, 10/15/36 (144A)                      $    414,000
                                                                                                              ------------
                                               Total Materials                                                $    414,000
                                                                                                              ------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (Cost $453,907)                                                $    414,000
                                                                                                              ------------
                                               CORPORATE BONDS - 56.4%
                                               Energy - 8.8%
                                               Coal & Consumable Fuels - 0.4%
     585,000                   BB-/B2          Massey Energy Co., 6.875%, 12/15/13                            $    584,269
                                                                                                              ------------


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                          Value
                                               Oil & Gas Equipment & Services - 0.6%
     200,000                   B+/B1           Complete Production Service, Inc., 8.0%, 12/15/16             $    197,250
     225,000                   B+/B1           Expro Finance Luxembourg SCA, 8.5%, 12/15/16                       223,313
     500,000   3.52            NR/NR           Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)               395,000
                                                                                                             ------------
                                                                                                             $    815,563
                                                                                                             ------------
                                               Oil & Gas Exploration & Production - 4.7%
     195,000                   BB/Ba3          Chesapeake Energy Corp., 9.5%, 2/15/15                        $    214,013
      90,000                   BB/B3           Concho Resources, Inc., 8.625%, 10/1/17                             94,500
     150,000                   BB/B1           Denbury Resources, Inc., 9.75%, 3/1/16                             160,125
     755,000                   BB-/B2          Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                          739,900
     425,000                   B-/B3           Linn Energy LLC, 11.75%, 5/15/17 (144A)                            477,063
     355,000                   B+/B3           Mariner Energy, Inc., 8.0%, 5/15/17                                340,800
     395,000                   BB-/B2          Penn Virginia Corp., 10.375%, 6/15/16                              430,550
     105,000                   B/B3            Petrohawk Energy Corp., 10.5%, 8/1/14                              114,713
     570,000                   B/B3            Petrohawk Energy Corp., 7.875%, 6/1/15                             575,700
     265,000                   BB/B1           Plains Exploration & Production Co., 10.0%, 3/1/16                 290,175
     285,000                   BB/B1           Plains Exploration & Production Co., 7.75%, 6/15/15                289,988
   1,070,000                   B-/B3           Quicksilver Resources, Inc., 7.125%, 4/1/16                        997,775
     535,000                   B/B2            Quicksilver Resources, Inc., 8.25%, 8/1/15                         548,375
     750,000                   B+/B3           SandRidge Energy, Inc., 8.0% 6/1/18                                736,875
     540,000                   B+/B3           SandRidge Energy, Inc., 8.625, 4/1/15                              540,000
                                                                                                             ------------
                                                                                                             $  6,550,552
                                                                                                             ------------
                                               Oil & Gas Refining & Marketing - 1.2%
     630,000                   BB+/Ba1         Tesoro Corp., 6.5%, 6/1/17                                    $    585,900
   1,150,000                   BB+/Ba1         Tesoro Corp., 6.625%, 11/1/15                                    1,092,500
                                                                                                             ------------
                                                                                                             $  1,678,400
                                                                                                             ------------
                                               Oil & Gas Storage & Transportation - 1.9%
     480,000   8.38            BB/Ba1          Enterprise Products Partners LP, Floating Rate Note, 8/1/66   $    468,000
     405,000                   BB/Ba1          Enterprise Products Partners LP, 7.0%, 6/1/67                      358,425
   1,100,000                   B+/B1           Holly Energy Partners LP, 6.25%, 3/1/15                          1,050,500
     220,000                   B/B1            Regency Energy Partners LP, 9.375%, 6/1/16                         234,300
     565,000   7.20            BB/Ba1          Southern Union Co., 7.2%, 11/1/66                                  483,075
                                                                                                             ------------
                                                                                                             $  2,594,300
                                                                                                             ------------
                                               Total Energy                                                  $ 12,223,084
                                                                                                             ------------
                                               Materials - 8.6%
                                               Aluminum - 1.8%
     170,000                   CCC+/B3         CII Carbon LLC, 11.125%, 11/15/15                             $    171,063
     630,513   6.83            D/Caa2          Noranda Aluminum Acquisition Corp., Floating Rate Note,
                                               5/15/15                                                            489,436
   2,000,000                   B-/Caa1         Novelis, Inc., 7.25%, 2/15/15                                    1,905,000
                                                                                                             ------------
                                                                                                             $  2,565,499
                                                                                                             ------------
                                               Construction Materials - 0.5%
     420,000                   CCC+/B3         AGY Holding Corp., 11.0%, 11/15/14                            $    345,450
     290,000                   B+/B2           Texas Industries, Inc., 7.25%, 7/15/13                             284,925
                                                                                                             ------------
                                                                                                             $    630,375
                                                                                                             ------------


The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                         Value
                                               Diversified Chemical - 0.2%
     420,000                   CCC-/Caa3       Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)               $    282,450
                                                                                                            ------------
                                               Diversified Metals & Mining - 0.1%
     145,000                   B/B2            Blaze Recycling & Metals LLC, 13.0%, 7/16/12                 $     98,238
                                                                                                            ------------
                                               Metal & Glass Containers - 1.1%
     500,000                   CCC+/B2         AEP Industries, Inc., 7.875%, 3/15/13                        $    478,750
   1,220,000                   B+/B2           Crown Cork and Seal Co., Inc., 7.375%, 12/15/26 (b)             1,131,550
                                                                                                            ------------
                                                                                                            $  1,610,300
                                                                                                            ------------
                                               Paper Packaging - 1.4%
     160,000                   CCC+/Caa1       Graham Packaging Co., 8.25%, 1/1/17                          $    158,000
     870,000                   CCC+/Caa1       Graham Packaging Co., 9.875%, 10/15/14                            887,400
     865,000                   B-/B3           Graphic Packaging Co., 9.5%, 8/15/13                              893,113
                                                                                                            ------------
                                                                                                            $  1,938,513
                                                                                                            ------------
                                               Paper Products - 0.8%
     260,000                   B/B2            Cellu Tissue Holdings, Inc., 11.5%, 6/1/14                   $    288,600
     760,000                   B-/B3           Exopack Holding Corp., 11.25%, 2/1/14                             772,350
                                                                                                            ------------
                                                                                                            $  1,060,950
                                                                                                            ------------
                                               Specialty Chemicals - 2.1%
     485,000                   NR/WR           Arco Chemical Co., 9.8%, 2/1/20 (e)                          $    344,350
   1,475,000                   NR/WR           Millenium America, Inc., 7.625%, 11/15/26 (e)                     287,625
   2,500,000                   B+/B1           Nova Chemicals Corp., 7.875%, 9/15/25                           2,275,000
                                                                                                            ------------
                                                                                                            $  2,906,975
                                                                                                            ------------
                                               Steel - 0.6%
     930,000                   CCC+/Caa2       Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)             $    809,100
                                                                                                            ------------
                                               Total Materials                                              $ 11,902,400
                                                                                                            ------------
                                               Capital Goods - 9.8%
                                               Aerospace & Defense - 2.3%
     480,000                   B-/B3           Aeroflex, Inc., 11.75%, 2/15/15                              $    484,800
     695,000                   BB/Ba3          BE Aerospace, Inc., 8.5%, 7/1/18                                  736,700
     240,000                   BB/Ba3          DigitalGlobe, Inc., 10.5%, 5/1/14                                 256,800
   1,070,000                   B+/B1           Esterline Technology Corp., 7.75%, 6/15/13                      1,092,735
     625,000                   B/B1            GeoEye, Inc., 9.625%, 10/1/15                                     642,969
                                                                                                            ------------
                                                                                                            $  3,214,004
                                                                                                            ------------
                                               Building Products - 0.2%
     240,000                   BB/B1           USG Corp., 9.75%, 8/1/14 (144A)                              $    256,200
                                                                                                            ------------
                                               Construction & Engineering - 0.4%
     570,000                   B/B2            Esco Corp, 8.625%, 12/15/13 (144A)                           $    567,150
                                                                                                            ------------
                                               Construction & Farm Machinery & Heavy Trucks - 1.1%
     750,000                   BB-/Caa1        American Railcar Industries, Inc., 7.5%, 3/1/14              $    700,313
   1,025,000                   CCC/Caa2        Greenbrier Co., Inc., 8.375%, 5/15/15                             846,906
                                                                                                            ------------
                                                                                                            $  1,547,219
                                                                                                            ------------


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                         Value
                                               Electrical Component & Equipment - 1.7%
   1,200,000                   BB+/Ba2         Anixter International Corp., 5.95%, 3/1/15                   $  1,125,000
   1,040,000                   B/B3            Baldor Electric Co., 8.625%, 2/15/17                            1,063,400
     235,000                   B+/Ba3          General Cable Corp., 7.125%, 4/1/17                               230,888
                                                                                                            ------------
                                                                                                            $  2,419,288
                                                                                                            ------------
                                               Industrial Machinery - 1.4%
   1,000,000                   BB/B1           Gardner Denver, Inc., 8.0%, 5/1/13                           $    980,000
   1,000,000                   B-/Caa1         Mueller Water Products, Inc., 7.375%, 6/1/17                      925,000
                                                                                                            ------------
                                                                                                            $  1,905,000
                                                                                                            ------------
                                               Trading Companies & Distributors - 2.7%
     500,000                   BB-/Ba2         Ace Hardware Corp., 9.125%, 6/1/16 (144A)                    $    529,375
   3,320,000                   B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17                        3,245,300
                                                                                                            ------------
                                                                                                            $  3,774,675
                                                                                                            ------------
                                               Total Capital Goods                                          $ 13,683,536
                                                                                                            ------------
                                               Commercial Services & Supplies - 0.3%
                                               Environmental & Facilities Services - 0.3%
     350,000                   B-/Caa1         Waste Services, Inc., 9.5%, 4/15/14                          $    365,750
                                                                                                            ------------
                                               Total Commercial Services & Supplies                         $    365,750
                                                                                                            ------------
                                               Transportation - 1.5%
                                               Air Freight & Couriers - 0.5%
     500,000                   CCC/Caa2        Ceva Group Plc, 10.0%, 9/1/14 (144A)                         $    475,000
     210,000                   CCC/Caa1        Ceva Group Plc, 11.625%, 10/1/16                                  215,513
                                                                                                            ------------
                                                                                                            $    690,513
                                                                                                            ------------
                                               Airlines - 0.6%
     365,000                   CCC+/B2         Delta Air Lines, Inc., 12.25%, 3/15/15                       $    365,000
     410,000                   BB-/Ba2         Delta Air Lines, Inc., 9.5%, 9/15/14                              425,888
                                                                                                            ------------
                                                                                                            $    790,888
                                                                                                            ------------
                                               Railroads - 0.4%
     570,000                   B+/B2           TFM SA De CV, 9.375%, 5/1/12                                 $    591,375
                                                                                                            ------------
                                               Total Transportation                                         $  2,072,776
                                                                                                            ------------
                                               Automobiles & Components - 1.2%
                                               Auto Parts & Equipment - 1.0%
     120,000                   CCC+/Caa2       Allison Transmission, Inc., 11.0%, 11/1/15 (144A) (b)        $    126,000
     609,500                   CCC+/Caa2       Allison Transmission, Inc., 11.25%, 11/1/15 (144A)                636,928
     500,000                   B-/Caa1         TRW Automotive, Inc., 7.25%, 3/15/17                              485,000
     165,000                   B-/Caa1         TRW Automotive, Inc., 8.875%, 12/1/17                             171,600
                                                                                                            ------------
                                                                                                            $  1,419,528
                                                                                                            ------------
                                               Tires & Rubber - 0.2%
     210,000                   B+/B1           Goodyear Tire & Rubber Co., 10.5%, 5/15/16                   $    232,050
                                                                                                            ------------
                                               Total Automobiles & Components                               $  1,651,578
                                                                                                            ------------
                                               Consumer Durables & Apparel - 1.3%
                                               Homebuilding - 0.4%
     560,000                   B+/B1           Meritage Homes Corp., 6.25%, 3/15/15                         $    515,200
                                                                                                            ------------


The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                             Value
                                               Housewares & Specialties - 0.9%
   1,250,000                   CCC+/Caa1       Yankee Acquisition Corp., 9.75%, 2/15/17                         $  1,231,250
                                                                                                                ------------
                                               Total Consumer Durables & Apparel                                $  1,746,450
                                                                                                                ------------
                                               Consumer Services - 0.9%
                                               Casinos & Gaming - 0.9%
     165,000                   B/B3            Firekeepers Development Authority, 13.875%, 5/1/15 (144A)        $    187,275
   1,335,000                   D/WR            Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (e)                  327,075
     325,000                   BB-/Ba3         Scientific Games International, Inc., 9.25%, 6/15/19 (144A)           341,250
     370,000                   BB-/Ba3         Scientific Games International, Inc., 9.25%, 6/15/19 (144A)           388,500
                                                                                                                ------------
                                                                                                                $  1,244,100
                                                                                                                ------------
                                               Total Consumer Services                                          $  1,244,100
                                                                                                                ------------
                                               Media - 4.1%
                                               Advertising - 1.2%
   1,170,000                   B+/Ba3          Interpublic Group of Cos., Inc., 10.0%, 7/15/17                  $  1,298,700
     389,000                   B+/B2           MDC Partners, Inc., 11.0%, 11/1/16 (144A)                             404,560
                                                                                                                ------------
                                                                                                                $  1,703,260
                                                                                                                ------------
                                               Broadcasting - 2.9%
      33,000                   B/B2            Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17          $     33,660
     133,000                   B/B2            Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17               136,990
     590,000                   B/B1            Hughes Network Systems LLC, 9.5%, 4/15/14                             609,175
     190,000                   B/B1            Hughes Network Systems LLC, 9.5%, 4/15/14                             194,275
     690,625                   CCC+/Caa3       Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)                          678,539
     550,000                   B+/B3           Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                        561,000
     160,000                   B-/Caa1         Telesat Canada/Telesat LLC, 11.0%, 11/1/15                            173,600
     575,000                   B-/Caa1         Telesat Canada/Telesat LLC, 12.5%, 11/1/17                            632,500
   1,041,975                   CCC/Caa2        Univision Communications, Inc., 9.75%, 3/15/15 (144A)
                                               PIK (b)                                                               913,031
                                                                                                                ------------
                                                                                                                $  3,932,770
                                                                                                                ------------
                                               Total Media                                                      $  5,636,030
                                                                                                                ------------
                                               Retailing - 1.7%
                                               Apparel Retail - 0.4%
     520,000                   B-/B3           Brown Shoe Co., Inc., 8.75%, 5/1/12                              $    529,750
                                                                                                                ------------
                                               Automotive Retail - 0.5%
     675,000                   CCC-/Caa3       Sonic Automotive, Inc., 8.625%, 8/15/13                          $    671,625
                                                                                                                ------------
                                               Internet Retail - 0.6%
     750,000                   BB-/Ba3         Ticketmaster Entertainment, Inc., 10.75%, 8/1/16                 $    808,125
                                                                                                                ------------
                                               Specialty Stores - 0.2%
     340,000                   B-/Caa1         Sally Holdings LLC, 10.5%, 11/15/16 (b)                          $    365,500
                                                                                                                ------------
                                               Total Retailing                                                  $  2,375,000
                                                                                                                ------------
                                               Food, Beverage & Tobacco - 1.0%
                                               Tobacco - 1.0%
   1,175,000                   B+/B2           Alliance One International, Inc., 10.0%, 7/15/16                 $  1,233,750
     200,000                   B+/B2           Alliance One International, Inc., 10.0%, 7/15/16 (144A)               210,000
                                                                                                                  ------------
                                                                                                                $  1,443,750
                                                                                                                ------------
                                               Total Food, Beverage & Tobacco                                   $  1,443,750
                                                                                                                ------------


16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                          Value
                                               Household & Personal Products - 0.2%
                                               Personal Products - 0.2%
     222,000                   B-/B3           Revlon Consumer Products Corp., 9.75%, 11/15/15               $    229,215
                                                                                                             ------------
                                               Total Household & Personal Products                           $    229,215
                                                                                                             ------------
                                               Health Care Equipment & Services - 3.3%
                                               Health Care Facilities - 1.0%
     515,418                   BB-/B2          HCA, Inc., 9.625%, 11/15/16                                   $    557,940
     325,000                   BB/Ba3          HCA, Inc., 8.5%, 4/15/19                                           350,188
      85,000                   BB-/B2          HCA, Inc., 9.875%, 2/15/17                                          93,925
     340,000                   B-/B3           Psychiatric Solutions, Inc., 7.75%, 7/15/15                        320,450
                                                                                                             ------------
                                                                                                             $  1,322,503
                                                                                                             ------------
                                               Health Care Services - 1.1%
     670,000                   CCC+/Caa1       Surgical Care Affiliates LLC, 10.0%, 7/15/17 (144A)           $    616,400
     565,987                   B-/B3           Surgical Care Affiliates LLC, 8.875%, 7/15/15 (144A) PIK           515,048
     350,000                   B/Ba3           US Oncology, Inc., 9.125%, 8/15/17                                 367,500
                                                                                                             ------------
                                                                                                             $  1,498,948
                                                                                                             ------------
                                               Health Care Supplies - 1.2%
     455,000                   B/Caa1          Bausch & Lomb, Inc., 9.875%, 11/1/15                          $    480,025
     915,000                   B-/B3           Biomet, Inc., 10.375%, 10/15/17                                    992,775
     255,000                   B-/B3           Inverness Medical Innovations, Inc., 9.0%, 5/15/16                 261,375
                                                                                                             ------------
                                                                                                             $  1,734,175
                                                                                                             ------------
                                               Total Health Care Equipment & Services                        $  4,555,626
                                                                                                             ------------
                                               Diversified Financials - 1.6%
                                               Asset Management & Custody Banks - 0.3%
     405,000                   BB+/Baa3        Janus Capital Group, Inc., 6.95%, 6/15/17                     $    381,734
                                                                                                             ------------
                                               Specialized Finance - 1.3%
     275,000                   B+/B2           Dollar Financial Corp., 10.375%, 12/15/16 (144A)              $    281,188
   1,910,000   7.68            CCC+/B3         NCO Group, Inc., Floating Rate Note, 11/15/13                    1,539,935
                                                                                                             ------------
                                                                                                             $  1,821,123
                                                                                                             ------------
                                               Total Diversified Financials                                  $  2,202,857
                                                                                                             ------------
                                               Insurance - 2.8%
                                               Insurance Brokers - 1.8%
     630,000                   CCC/Caa1        Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)                  $    631,575
     790,000                   CCC+/Caa1       Hub International, Ltd., 10.25%, 6/15/15 (144A)                    726,800
     350,000                   BB+/B1          Leucadia National Corp., 7.125%, 3/15/17 (144A)                    330,750
     785,000                   BB+/B1          Leucadia National Corp., 8.125%, 9/15/15                           800,700
                                                                                                             ------------
                                                                                                             $  2,489,825
                                                                                                             ------------
                                               Multi-Line Insurance - 0.4%
     775,000                   BB/Baa3         Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)              $    596,809
                                                                                                             ------------
                                               Property & Casualty Insurance - 0.0%
     125,000                   BBB-/Baa3       Hanover Insurance Group, Inc., 7.625%, 10/15/25               $    115,000
                                                                                                             ------------


  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                         Value
                                               Reinsurance - 0.6%
     400,000         9.56      BB+/NR          Foundation Re II, Ltd., Floating Rate Note, 11/26/10         $    395,720
     250,000         9.40      BB-/NA          Residential Re Corp., Floating Rate Note, 6/6/11                  246,425
     250,000        19.42      NA/NA           Successor II, Ltd., Floating Rate Note, 4/6/10                    250,350
                                                                                                            ------------
                                                                                                            $    892,495
                                                                                                            ------------
                                               Total Insurance                                              $  4,094,129
                                                                                                            ------------
                                               Real Estate - 1.8%
                                               Real Estate Operating Companies - 1.8%
     410,000                   B-/B3           Forest City Enterprises, Inc., 6.5%, 2/1/17                  $    311,600
   2,435,000                   B-/B3           Forest City Enterprises, Inc., 7.625%, 6/1/15                   2,179,321
                                                                                                            ------------
                                                                                                            $  2,490,921
                                                                                                            ------------
                                               Total Real Estate                                            $  2,490,921
                                                                                                            ------------
                                               Software & Services - 2.3%
                                               Application Software - 0.4%
     565,000                   CCC+/Caa2       Vangent, Inc., 9.625%, 2/15/15                               $    531,806
                                                                                                            ------------
                                               Data Processing & Outsourced Services - 0.6%
     930,000                   B-/Caa1         First Data Corp., 9.875%, 9/24/15                            $    867,225
                                                                                                            ------------
                                               Internet Software & Services - 0.6%
     709,000                   B-/B2           Terremark Worldwide, Inc., 12.0%, 6/15/17                    $    783,445
                                                                                                            ------------
                                               IT Consulting & Other Services - 0.6%
     450,000                   CCC/Caa1        Activant Solutions, Inc., 9.5%, 5/1/16                       $    424,688
     475,000                   B/Caa1          Sungard Data Systems, Inc., 9.125%, 8/15/13                       486,875
                                                                                                            ------------
                                                                                                            $    911,563
                                                                                                            ------------
                                               Systems Software - 0.1%
     500,000                   NR/WR           Pegasus Solutions, Inc., 10.5%, 4/15/15 (e)                  $    170,625
                                                                                                            ------------
                                               Total Software & Services                                    $  3,264,664
                                                                                                            ------------
                                               Technology Hardware & Equipment - 0.2%
                                               Computer Storage & Peripherals - 0.2%
     250,000                   BB+/Ba1         Seagate Technology International Co., Ltd., 10.0%, 5/1/14    $    276,250
                                                                                                            ------------
                                               Total Technology Hardware & Equipment                        $    276,250
                                                                                                            ------------
                                               Telecommunication Services - 3.2%
                                               Alternative Carriers - 1.4%
     630,000                   B-/B2           Global Crossing, Ltd., 12.0%, 9/15/15 (144A)                 $    691,425
     850,000                   B/B1            PAETEC Holdings Corp., 8.875%, 6/30/17 (144A)                     860,625
     415,000                   CCC+/Caa1       PAETEC Holdings Corp., 9.5%, 7/15/15                              399,437
                                                                                                            ------------
                                                                                                            $  1,951,487
                                                                                                            ------------
                                               Integrated Telecommunication Services - 1.1%
     250,000                   BB-/B2          GCI, Inc., 8.625%, 11/15/19                                  $    252,188
     450,000                   B+/B1           Mastec, Inc., 7.625%, 2/1/17                                      432,563
     400,000                   BBB-/Ba1        Qwest Corp., 8.375%, 5/1/16                                       429,000
     400,000                   BB-/Ba3         Windstream Corp., 8.625%, 8/1/16                                  407,000
                                                                                                            ------------
                                                                                                            $  1,520,751
                                                                                                            ------------


18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                             Value
                                               Wireless Telecommunication Services - 0.7%
    730,000                    B-/B3           Cricket Communications, Inc., 9.375%, 11/1/14 (b)                $    733,650
    235,000                    B/B3            Metropcs Wireless, Inc., 9.25%, 11/1/14                               237,938
                                                                                                                ------------
                                                                                                                $    971,588
                                                                                                                ------------
                                               Total Telecommunication Services                                 $  4,443,826
                                                                                                                ------------
                                               Utilities - 1.8%
                                               Electric Utilities - 0.7%
    200,000                    BB-/Ba2         Public Service of New Mexico, 9.25%, 5/15/15                     $    210,250
    915,000                    CCC/Caa2        TXU Energy Co., 10.25%, 11/1/15 (b)                                   741,150
                                                                                                                ------------
                                                                                                                $    951,400
                                                                                                                ------------
                                               Independent Power Producer & Energy Traders - 1.1%
    800,000                    BB-/Ba3         Intergen NV, 9.0%, 6/30/17                                       $    834,000
    750,000                    BB-/B1          NRG Energy, Inc., 7.375%, 1/15/17                                     751,875
                                                                                                                ------------
                                                                                                                $  1,585,875
                                                                                                                ------------
                                               Total Utilities                                                  $  2,537,275
                                                                                                                ------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $76,616,686)                                               $ 78,439,217
                                                                                                                ------------
                                               MUNICIPAL BONDS - 0.0%
                                               Municipal Environment - 0.0%
    100,000          7.28      NR/NR           Ohio Air Quality Development, Floating Rate Note,
                                               6/8/22 (144A) (e)                                                $     10,000
                                                                                                                ------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $100,000)                                                  $     10,000
                                                                                                                ------------
                                               SENIOR FLOATING RATE LOAN INTERESTS - 2.8%**
                                               Materials - 0.2%
                                               Steel - 0.2%
    521,883          9.25      B/B3            Niagara Corp., Term Loan, 6/30/14                                $    344,443
                                                                                                                ------------
                                               Total Materials                                                  $    344,443
                                                                                                                ------------
                                               Capital Goods - 0.3%
                                               Aerospace & Defense - 0.2%
    290,893          3.56      B+/Ba3          Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14                    $    267,137
                                                                                                                ------------
                                               Construction & Engineering - 0.1%
    100,000         10.75      BB-/B1          Custom Building Products, Inc., 2nd Lien Term Loan, 4/20/12      $     95,875
                                                                                                                ------------
                                               Total Capital Goods                                              $    363,012
                                                                                                                ------------
                                               Automobiles & Components - 0.2%
                                               Tires & Rubber - 0.2%
    245,000          2.34      BB/Ba1          Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14          $    227,389
                                                                                                                ------------
                                               Total Automobiles & Components                                   $    227,389
                                                                                                                ------------


 The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                             S&P/
               Floating      Moody's
   Principal   Rate (d)      Ratings
  Amount ($)   (unaudited)   (unaudited)                                                                                 Value
                                               Consumer Services - 0.4%
                                               Casinos & Gaming - 0.4%
     111,956       2.79      BB-/Ba3           Gateway Casinos & Entertainment, Inc., Delayed Draw Term
                                               Loan, 9/30/14                                                      $     93,203
     552,746       2.79      BB-/Ba3           Gateway Casinos & Entertainment, Inc., Term Advance
                                               Loan, 9/30/14                                                           460,161
                                                                                                                  ------------
                                                                                                                  $    553,364
                                                                                                                  ------------
                                               Total Consumer Services                                            $    553,364
                                                                                                                  ------------
                                               Household & Personal Products - 0.1%
                                               Household Products - 0.1%
      81,831       2.24      BB-/Ba3           Yankee Candle Co., Term Loan, 2/6/14                               $     76,860
                                                                                                                  ------------
                                               Total Household & Personal Products                                $     76,860
                                                                                                                  ------------
                                               Health Care Equipment & Services - 0.2%
                                               Health Care Services - 0.1%
     100,000       6.00      BB/Ba3            RehabCare Group, Inc., Term B Loan, 11/1/15                        $     99,198
                                                                                                                  ------------
                                               Health Care Supplies - 0.1%
     210,000       4.48      BB/Ba2            IM US Holdings LLC, Term Loan, 6/26/15                             $    203,568
                                                                                                                  ------------
                                               Total Health Care Equipment & Services                             $    302,766
                                                                                                                  ------------
                                               Pharmaceuticals & Biotechnology - 0.4%
                                               Biotechnology - 0.4%
     172,881       5.50      BB+/B1            Warner Chilcott Corp., Term A Loan, 10/30/14                       $    173,461
      86,441       5.75      BB+/B1            Warner Chilcott Corp., Term B1 Loan, 4/30/15                             86,731
     190,169       5.75      BB+/B1            Warner Chilcott Corp., Term B2 Loan, 4/30/15                            190,807
     105,000       5.75      NR/B1             Warner Chilcott Corp., Term B3 Loan, 4/30/15                            105,197
                                                                                                                  ------------
                                                                                                                  $    556,196
                                                                                                                  ------------
                                               Total Pharmaceuticals & Biotechnology                              $    556,196
                                                                                                                  ------------
                                               Insurance - 0.3%
                                               Insurance Brokers - 0.3%
     274,313       2.75      B/B2              HUB International Holdings, Inc., Additional Term Loan, 6/13/14    $    272,084
      99,750       5.30      B/B2              USI Holdings Corp., Series C New Term Loan, 5/5/14                       96,758
      99,490       3.01      B/B2              USI Holdings Corp., Tranche B Term Loan, 5/5/14                          88,795
                                                                                                                  ------------
                                                                                                                  $    457,637
                                                                                                                  ------------
                                               Total Insurance                                                    $    457,637
                                                                                                                  ------------
                                               Technology Hardware & Equipment - 0.1%
                                               Electronic Components - 0.1%
      70,782       2.51      BB-/Ba1           Flextronics Semiconductor, Inc., Closing Date Loan, 10/1/14        $     65,812
      20,340       2.53      BB-/Ba1           Flextronics Semiconductor, Inc., Delayed Draw Term Loan,
                                               10/1/14                                                                  18,912
                                                                                                                  ------------
                                                                                                                  $     84,724
                                                                                                                  ------------
                                               Total Technology Hardware & Equipment                              $     84,724
                                                                                                                  ------------
                                               Semiconductors - 0.1%
                                               Semiconductor Equipment - 0.1%
     156,269      12.50      BB/NR             Freescale Semiconductor, Inc., New Term Loan, 12/15/14             $    161,348
                                                                                                                  ------------
                                               Total Semiconductors                                               $    161,348
                                                                                                                  ------------


20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
               Floating      Moody's
   Principal   Rate (d)      Ratings
  Amount ($)   (unaudited)   (unaudited)                                                                                 Value
                                               Telecommunication Services - 0.1%
                                               Wireless Telecommunication Services - 0.1%
     110,000   3.23          BB-/B3            Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                 $    100,100
                                                                                                                  ------------
                                               Total Telecommunication Services                                   $    100,100
                                                                                                                  ------------
                                               Utilities - 0.4%
                                               Electric Utilities - 0.3%
     502,570   3.73          B+/Ba3            Texas Competitive Electric Holdings Co., LLC, Initial Tranche B2
                                               Loan, 10/10/14                                                     $    410,537
                                                                                                                  ------------
                                               Independent Power Producer & Energy Traders - 0.1%
      89,134   2.03          BB+/Baa3          NRG Energy, Inc., Credit-Linked Term Loan, 2/1/13                  $     85,022
     151,085   2.00          BB+/Baa3          NRG Energy, Inc., Term Loan, 2/1/13                                     144,116
                                                                                                                  ------------
                                                                                                                  $    229,138
                                                                                                                  ------------
                                               Total Utilities                                                    $    639,675
                                                                                                                  ------------
                                                 TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                               (Cost $4,197,953)                                                  $  3,867,514
                                                                                                                  ------------
                                               RIGHTS/WARRANTS - 0.2%
                                               Automobiles & Components - 0.2%
                                               Auto Parts & Equipment - 0.2%
       3,665                                   Lear Corp. Warrants*                                               $    231,628
                                                                                                                  ------------
                                               Total Automobiles & Components                                     $    231,628
                                                                                                                  ------------
                                               TOTAL RIGHTS/WARRANTS
                                               (Cost $208,580)                                                    $    231,628
                                                                                                                  ------------
                                               TEMPORARY CASH INVESTMENTS - 3.2%
                                               Securities Lending Collateral - 3.2% (c)
                                               Certificates of Deposit:
     132,980                                   Bank of Nova Scotia, 0.19%, 2/17/10                                $    132,980
     132,980                                   DnB NOR Bank ASA NY, 0.2%, 2/17/10                                      132,980
      48,409                                   Nordea Bank Finland, 0.19%, 1/28/10                                      48,409
     120,894                                   Svenska NY, 0.20%, 3/30/10                                              120,894
     145,068                                   Rabobank Nederland NY, 0.19%, 3/2/10                                    145,068
      12,967                                   Westpac Banking NY, 1.35%, 3/19/10                                       12,967
     120,891                                   Societe Generale, 0.21%, 3/4/10                                         120,891
     132,980                                   CBA Financial, 0.27%, 1/3/11                                            132,980
      36,822                                   BNP Paribas, 0.78%, 6/4/10                                               36,822
      85,882                                   Wachovia Bank NA, 1.17%, 5/14/10                                         85,882
                                                                                                                  ------------
                                                                                                                  $    969,873
                                                                                                                  ------------
                                               Commercial Paper:
      96,656                                   BBVA London, 0.28%, 3/18/10                                        $     96,656
      25,945                                   US Bancorp, 0.26%, 5/6/10                                                25,945
      24,351                                   American Honda Finance, 0.22%, 2/5/10                                    24,351
      36,299                                   GE Capital Corp., 0.45%, 8/20/10                                         36,299
      13,087                                   GE Capital Corp., 0.38%, 10/21/10                                        13,087
      13,175                                   GE Capital Corp., 0.34%, 10/6/10                                         13,175
      96,684                                   HND AF, 0.18%, 3/2/10                                                    96,684
     132,944                                   HSBC, 0.20%, 2/19/10                                                    132,944
      13,484                                   John Deer Capital Corp., 0.36%, 7/6/10                                   13,484


The accompanying notes are an integral part of these financial statements.  21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (d)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                         Value
                                               Securities Lending Collateral - (continued)
     102,396                                   JPMorgan Chase & Co., 0.57%, 9/24/10                         $    102,396
     120,850                                   NABPP, 0.19%, 3/8/10                                              120,850
      94,224                                   PARFIN, 0.25%, 4/19/10                                             94,224
     120,842                                   Cafco, 0.20%, 3/15/10                                             120,842
     132,938                                   Char FD, 0.18%, 3/5/10                                            132,938
     120,768                                   WSTPAC, 0.25%, 5/27/10                                            120,768
      72,508                                   Ciesco, 0.20%, 3/8/10                                              72,508
      60,429                                   Ciesco, 0.20%, 2/18/10                                             60,429
     120,867                                   Fasco, 0.17%, 2/12/10                                             120,867
      60,531                                   Kithaw, 0.21%, 3/2/10                                              60,531
      62,006                                   Kithaw, 0.20%, 2/23/10                                             62,006
      83,017                                   Old LLC, 0.19%, 3/17/10                                            83,017
      33,900                                   Old LLC, 0.18%, 2/17/10                                            33,900
      41,271                                   Ranger, 0.20%, 3/12/10                                             41,271
      41,096                                   SRCPP, 0.19%, 2/3/10                                               41,096
      84,606                                   SRCPP, 0.19%, 2/10/10                                              84,606
      36,236                                   TB LLC, 0.19%, 2/8/10                                              36,236
      66,453                                   TB LLC, 0.20%, 3/5/10                                              66,453
      24,190                                   TB LLC, 0.10%, 2/9/10                                              24,190
     137,940                                   Bank of America, 0.87%, 5/12/10                                   137,940
      24,182                                   BBVA Senior US, 0.30%, 3/12/10                                     24,182
     137,092                                   Santander, 0.33%, 7/23/10                                         137,092
      48,339                                   WFC, 0.49%, 8/20/10                                                48,339
                                                                                                            ------------
                                                                                                            $  2,279,306
                                                                                                            ------------
                                               Tri-party Repurchase Agreements:
     483,564                                   Deutsche Bank, 0.01%, 1/4/10                                 $    483,564
     241,782                                   JPMorgan, 0.0%, 1/4/10                                            241,782
     326,660                                   Barclays Capital Markets, 0.0%, 1/4/10                            326,660
                                                                                                            ------------
                                                                                                            $  1,052,006
                                                                                                            ------------
     Shares
                                               Money Market Mutual Funds:
      96,713                                   Dreyfus Preferred Money Market Fund                          $     96,713
      96,713                                   Blackrock Liquidity Temporary Cash Fund                            96,713
                                                                                                            ------------
                                                                                                            $    193,426
                                                                                                            ------------
                                               Total Securities Lending Collateral                          $  4,494,611
                                                                                                            ------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $4,494,611)                                            $  4,494,611
                                                                                                            ------------
                                               TOTAL INVESTMENT IN SECURITIES - 101.0%
                                               (Cost $133,745,710)(a)                                       $140,554,461
                                                                                                            ------------
                                               OTHER ASSETS AND LIABILITIES - (1.0)%                        $ (1,406,215)
                                                                                                            ------------
                                               TOTAL NET ASSETS - 100.0%                                    $139,148,246
                                                                                                            ============

*      Non-income producing security
NR     Not rated by either S&P or Moody's.
WR     Withdrawn rating
PIK    Represents a pay in kind security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2009, the value of these securities amounted to $16,072,379 or 11.6% of total net assets.


22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $134,141,924 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost            $ 14,921,918
    Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value              (8,509,381)
                                                                                                                      ------------
    Net unrealized gain                                                                                               $  6,412,537
                                                                                                                      ============

(b)    At December 31, 2009, the following securities were out on loan:

Principal
Amount ($)        Security                                                          Value
      118,000     Allison Transmission, 11.0%, 11/1/15 (144A)                    $  123,900
      118,000     Continental Airlines, Inc., 4.5%, 1/15/15                         130,390
      700,000     Cricket Communications, Inc., 9.375%, 11/1/14                     703,500
    1,000,000     Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                   927,500
      336,600     Sally Holdings LLC, 10.5%, 11/15/16                               361,845
      550,000     TXU Energy Co., 10.25%, 11/1/15                                   445,500
    1,000,000     Univision Communications, Inc., 9.75%, 3/15/15 (144A) PIK         876,250

     Shares
        7,000     Inverness Medical Innovations, Inc.*                              290,570
       22,500     SandRidge Energy, Inc.*                                           212,175
        7,000     Texas Industries, Inc.                                            244,930
        1,000     Titanium Metals Corp.*                                             12,520
                                                                                 ----------
                  Total                                                          $4,329,080
                                                                                 ==========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.
(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(e)    Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $70,508,377 and $42,863,435, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                                               Level 1          Level 2       Level 3         Total
   Convertible Corporate Bonds              $        --      $ 25,551,224       $--       $ 25,551,224
   Preferred Stocks -- Energy                        --           920,734        --            920,734
   Preferred Stocks -- Capital Goods                 --           294,125        --            294,125
   Preferred Stocks -- Banks                         --           433,125        --            433,125
   Preferred Stocks -- Utilities                     --           589,088        --            589,088
   Preferred Stocks -- Other                  3,793,107                --        --          3,793,107
   Common Stock                              21,494,044                --        --         21,494,044
   Asset Backed Securities                           --            22,044        --             22,044
   Collateralized Mortgage Obligations               --           414,000        --            414,000
   Corporate Bonds                                   --        78,439,217        --         78,439,217
   Municipal Bonds                                   --            10,000        --             10,000
   Senior Floating Rate Loan Interests               --         3,867,514        --          3,867,514
   Rights/Warrants                                   --           231,628        --            231,628
   Temporary Cash Investments                        --         4,301,185        --          4,301,185
   Money Market Mutual Funds                    193,426                --        --            193,426
                                            -----------      ------------       ---       ------------
   Total                                    $25,480,577      $115,073,884       $--       $140,554,461
                                            ===========      ============       ===       ============


The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                             Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                              12/31/09     12/31/08      12/31/07      12/31/06      12/31/05
Class I
Net asset value, beginning of period                          $  6.46       $ 11.05       $ 11.01       $ 10.88       $ 11.67
                                                              -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.61       $  0.67       $  0.61       $  0.59       $  0.61
 Net realized and unrealized gain (loss) on investments          3.10         (4.36)         0.04          0.29         (0.41)
                                                              -------       -------       -------       -------       -------
  Net increase (decrease) from investment operations          $  3.71       $ (3.69)      $  0.65       $  0.88       $  0.20
Distributions to shareowners:
 Net investment income                                          (0.64)        (0.67)        (0.60)        (0.60)        (0.61)
 Net realized gain                                                 --         (0.23)        (0.01)        (0.15)        (0.38)
                                                              -------       -------       -------       -------       -------
  Net increase (decrease) in net asset value                  $  3.07       $ (4.59)      $  0.04       $  0.13       $ (0.79)
                                                              -------       -------       -------       -------       -------
Net asset value, end of period                                $  9.53       $  6.46       $ 11.05       $ 11.01       $ 10.88
                                                              =======       =======       =======       =======       =======
Total return*                                                   60.49%       (35.43)%        5.95%         8.52%         1.95%
Ratio of net expenses to average net assets+                     0.80%         0.83%         0.75%         0.74%         0.77%
Ratio of net investment income to average net assets+            7.58%         7.00%         5.37%         5.51%         5.52%
Portfolio turnover rate                                            41%           36%           55%           28%           37%
Net assets, end of period (in thousands)                      $73,517       $43,923       $74,308       $65,890       $63,452
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    0.80%         0.83%         0.75%         0.74%         0.77%
 Net investment income                                           7.58%         7.00%         5.37%         5.51%         5.52%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                             Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                              12/31/09     12/31/08      12/31/07      12/31/06      12/31/05
Class II
Net asset value, beginning of period                          $  6.45       $ 11.04       $ 11.01       $ 10.88       $ 11.67
                                                              -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.61       $  0.65       $  0.57       $  0.57       $  0.59
 Net realized and unrealized gain (loss) on investments          3.07         (4.36)         0.04          0.28         (0.42)
                                                              -------       -------       -------       -------       -------
  Net increase (decrease) from investment operations          $  3.68       $ (3.71)      $  0.61       $  0.85       $  0.17
Distributions to shareowners:
 Net investment income                                          (0.62)        (0.65)        (0.57)        (0.57)        (0.58)
 Net realized gain                                                 --         (0.23)        (0.01)        (0.15)        (0.38)
                                                              -------       -------       -------       -------       -------
  Net increase (decrease) in net asset value                  $  3.06       $ (4.59)      $  0.03       $  0.13       $ (0.79)
                                                              -------       -------       -------       -------       -------
Net asset value, end of period                                $  9.51       $  6.45       $ 11.04       $ 11.01       $ 10.88
                                                              =======       =======       =======       =======       =======
Total return*                                                   60.03%       (35.63)%        5.59%         8.25%        1.70%
Ratio of net expenses to average net assets+                     1.05%         1.08%         1.00%         0.99%        1.02%
Ratio of net investment income to average net assets+            7.24%         6.65%         5.12%         5.27%        5.27%
Portfolio turnover rate                                            41%           36%           55%           28%          37%
Net assets, end of period (in thousands)                      $65,631       $33,797       $57,286       $53,196       $47,169
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    1.05%         1.08%         1.00%         0.99%        1.02%
 Net investment income                                           7.24%         6.65%         5.12%         5.27%        5.27%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $4,329,080) (cost $133,745,710)     $140,554,461
 Cash                                                                                            1,209,923
 Receivables --
   Portfolio shares sold                                                                           240,428
   Dividends and interest                                                                        1,926,333
 Other                                                                                               1,976
                                                                                              ------------
  Total assets                                                                                $143,933,121
                                                                                              ------------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                                               $    227,484
   Upon return of securities loaned                                                              4,494,611
 Due to affiliates                                                                                   4,420
 Accrued expenses                                                                                   58,360
                                                                                              ------------
  Total liabilities                                                                           $  4,784,875
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $141,864,753
 Distributions in excess of net investment income                                                 (198,269)
 Accumulated net realized loss on investments                                                   (9,326,989)
 Net unrealized gain on investments                                                              6,808,751
                                                                                              ------------
  Total net assets                                                                            $139,148,246
                                                                                              ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $73,516,932/7,711,173 shares)                                              $       9.53
                                                                                              ============
 Class II (based on $65,631,314/6,899,634 shares)                                             $       9.51
                                                                                              ============


26    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $96)          $  685,949
 Interest and other income                                  8,324,164
 Income from securities loaned, net                            42,217
                                                           ----------
    Total investment income                                                $  9,052,330
                                                                           ------------
EXPENSES:
 Management fees                                           $  706,362
 Transfer agent fees
   Class I                                                      1,500
   Class II                                                     1,500
 Distribution fees
   Class II                                                   125,969
 Administrative reimbursements                                 39,601
 Custodian fees                                                22,595
 Professional fees                                             60,500
 Printing expense                                              21,792
 Fees and expenses of nonaffiliated trustees                    7,808
 Miscellaneous                                                  3,645
                                                           ----------
    Total expenses                                                         $    991,272
                                                                           ------------
  Net expenses                                                             $    991,272
                                                                           ------------
     Net investment income                                                 $  8,061,058
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                          $ (6,607,669)
                                                                           ------------
 Change in net unrealized gain on investments                              $ 49,199,562
                                                                           ------------
 Net gain on investments                                                   $ 42,591,893
                                                                           ------------
 Net increase in net assets resulting from operations                      $ 50,652,951
                                                                           ============


The accompanying notes are an integral part of these financial statements.    27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                         Year Ended          Year Ended
                                                                          12/31/09            12/31/08
FROM OPERATIONS:
Net investment income                                                  $   8,061,058       $   7,168,025
Net realized loss on investments                                          (6,607,669)         (2,480,020)
Change in net unrealized gain (loss) on investments                       49,199,562         (43,009,841)
                                                                       -------------       -------------
  Net increase (decrease) in net assets resulting from operations      $  50,652,951       $ (38,321,836)
                                                                       -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.64 and $0.67 per share, respectively)                    $  (4,595,918)      $  (4,396,020)
  Class II ($0.62 and $0.65 per share, respectively)                      (3,712,908)         (2,812,531)
Net realized gain:
  Class I ($0.00 and $0.23 per share, respectively)                               --          (1,485,429)
  Class II ($0.00 and $0.23 per share, respectively)                              --            (959,784)
                                                                       -------------       -------------
    Total distributions to shareowners                                 $  (8,308,826)      $  (9,653,764)
                                                                       -------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  51,099,662       $  52,668,197
Reinvestment of distributions                                              8,308,818           9,653,764
Cost of shares repurchased                                               (40,324,544)        (68,220,539)
                                                                       -------------       -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                       $  19,083,936       $  (5,898,578)
                                                                       -------------       -------------
  Net increase (decrease) in net assets                                $  61,428,061       $ (53,874,178)
NET ASSETS:
Beginning of year                                                         77,720,185         131,594,363
                                                                       -------------       -------------
End of year                                                            $ 139,148,246       $  77,720,185
                                                                       =============       =============
Undistributed (distributions in excess of) net investment income       $    (198,269)      $      15,298
                                                                       =============       =============


                                     '09 Shares        '09 Amount         '08 Shares        '08 Amount
Class I
Shares sold                           2,437,753      $  18,748,853         1,693,376      $  15,209,637
Reinvestment of distributions           605,968          4,595,910           651,001          5,881,449
Less shares repurchased              (2,131,237)       (16,491,653)       (2,271,010)       (21,593,341)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)               912,484      $   6,853,110            73,367      $    (502,255)
                                     ==========      =============        ==========      =============
Class II
Shares sold                           4,352,869      $  32,350,809         4,187,123      $  37,458,560
Reinvestment of distributions           486,182          3,712,908           412,132          3,772,315
Less shares repurchased              (3,175,924)       (23,832,891)       (4,549,704)       (46,627,198)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)             1,663,127      $  12,230,826            49,551      $  (5,396,323)
                                     ==========      =============        ==========      =============


28    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (the Portfolio) is one of the 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The Portfolio invests in below investment grade (high yield) debt securities, preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the year ended December 31, 2009, the Portfolio had no outstanding contracts.

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2009, no such taxes were paid.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio has reclassified $34,201 to decrease distributions in excess of net investment income and $34,201 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $9,057,722, of which the following amounts will expire in 2016 and 2017 if not utilized: $2,336,788 in 2016 and $6,720,934 in 2017.

   The Portfolio has elected to defer approximately $155,383 of capital losses recognized between November 1, 2009 and December 31, 2009 to its fiscal year ending December 31, 2010.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings on a federal income tax basis at December 31, 2009, were as follows:


--------------------------------------------------------------------
                                        2009              2008
--------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                   $ 8,303,826       $8,520,858
   Long-term capital gain                     --        1,132,906
                                     -----------       ----------
     Total distributions             $ 8,303,826       $9,653,764
                                     ===========       ==========
   Distributable Earnings:
   Undistributed ordinary income     $    84,061
   Capital loss carryforward          (9,057,722)
   Post-October loss deferred           (155,383)
   Unrealized appreciation             6,412,537
                                     -----------
     Total                           $(2,716,507)
                                     ===========
--------------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.

E. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $246,276 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,725 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $245 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $450 in distribution fees payable to PFD at December 31, 2009.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 81.23% and 0.0%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one and five year periods ended June 30, 2009 and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Portfolio's underperformance with PIM in view of the Portfolio's investment approach and the market conditions present during the relevant periods, and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that, effective January 1, 2010, a breakpoint would be added to the Portfolio's management fee schedule on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61
                                                            U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a director   None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of
                                                                            Cole Management Inc. (since
                                                                            2004); Director of Fiduciary
                                                                            Counseling, Inc.; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and President of   None
(51)*                      Executive Vice    until a successor trustee is   Pioneer Investment Management
                           President         elected or earlier             USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global
                                                                            Asset Management S.p.A. (since
                                                                            April 2007); and Head of New
                                                                            Markets Division, Pioneer
                                                                            Global Asset Management S.p.A.
                                                                            (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (66)         Trustee           Trustee since 2005. Serves     Managing Partner, Federal City   Director of Enterprise
                                             until a successor trustee      Capital Advisors (corporate      Community Investment,
                                             is elected or earlier          advisory services company)       Inc. (privately held
                                             retirement or removal.         (1997 to 2004 and 2008 to        affordable housing
                                                                            present); and Executive Vice     finance company); and
                                                                            President and Chief Financial    Director of Oxford
                                                                            Officer, I-trax, Inc. (publicly  Analytica, Inc.
                                                                            traded health care services      (privately held
                                                                            company) (2004 - 2007)           research and
                                                                                                             consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee           Trustee since 2000. Serves     President, Bush International,   Director of Marriott
                                             until a successor trustee      LLC (international financial     International, Inc.;
                                             is elected or earlier          advisory firm)                   Director of Discover
                                             retirement or removal.                                          Financial Services
                                                                                                             (credit card issuer
                                                                                                             and electronic payment
                                                                                                             services); Director of
                                                                                                             Briggs & Stratton Co.
                                                                                                             (engine manufacturer);
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company);
                                                                                                             Director of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense, and
                                                                                                             intelligence
                                                                                                             technology firm); and
                                                                                                             Member, Board of
                                                                                                             Governors, Investment
                                                                                                             Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee           Trustee since 2008. Serves     Professor, Harvard University
(65)                                         until a successor trustee
                                             is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee           Trustee since 2000. Serves     Founding Director, Vice          None
(62)                                         until a successor trustee      President and Corporate
                                             is elected or earlier          Secretary, The Winthrop Group,
                                             retirement or removal.         Inc. (consulting firm); and
                                                                            Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee           Trustee since 2006. Serves     Chief Executive Officer,         None
                                             until a successor trustee      Quadriserv, Inc. (technology
                                             is elected or earlier          products for securities lending
                                             retirement or removal.         industry) (2008 - present);
                                                                            Private investor (2004 - 2008);
                                                                            and Senior Executive Vice
                                                                            President, The Bank of New York
                                                                            (financial and securities
                                                                            services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee           Trustee since 1995. Serves     President and Chief Executive    Director of New
                                             until a successor trustee      Officer, Newbury, Piret &        America High Income
                                             is elected or earlier          Company, Inc. (investment        Fund, Inc. (closed-end
                                             retirement or removal.         banking firm)                    investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Trustee           Trustee since 1994. Serves     Senior Counsel, Sullivan &       Director, The Swiss
                                             until a successor trustee      Cromwell LLP (law firm)          Helvetia Fund, Inc.
                                             is elected or earlier                                           (closed-end investment
                                             retirement or removal.                                          company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE              DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Dorothy E. Bourassa (61)   Secretary        Since 2000. Serves at the       Secretary of PIM-USA; Senior     None
                                            discretion of the Board.        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's subsidiaries;
                                                                            and Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003 (Assistant Secretary from
                                                                            November 2000 to September
                                                                            2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45) Assistant        Since 2003. Serves at the       Associate General Counsel of     None
                           Secretary        discretion of the Board.        Pioneer since January 2008 and
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds since
                                                                            September 2003; Vice President
                                                                            and Senior Counsel of Pioneer
                                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)       Treasurer        Since 2008. Serves at the       Vice President - Fund            None
                                            discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds from March 2004 to
                                                                            February 2008; and Treasurer
                                                                            and Senior Vice President, CDC
                                                                            IXIS Asset Management Services,
                                                                            from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)      Assistant        Since 2000. Serves at the       Assistant Vice President - Fund  None
                           Treasurer        discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)         Assistant        Since 2002. Serves at the       Fund Accounting Manager - Fund   None
                           Treasurer        discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)      Assistant        Since 2009. Serves at the       Fund Administration Manager -    None
                           Treasurer        discretion of the Board.        Fund Accounting, Administration
                                                                            and Controllership Services
                                                                            since November 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds since January 2009; and
                                                                            Client Service Manager -
                                                                            Institutional Investor Services
                                                                            at State Street Bank from March
                                                                            2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)     Chief            Since 2007. Serves at the       Chief Compliance Officer of      None
                           Compliance       discretion of the Board.        Pioneer since December 2006 and
                           Officer                                          of all the Pioneer Funds since
                                                                            January 2007; Vice President
                                                                            and Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity
                                                                            Investments (February 2005 to
                                                                            July 2005); and Independent
                                                                            Consultant (July 1997 to
                                                                            February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18662-04-0210

                                                           [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST


                        Pioneer Ibbotson Asset Allocation Series VCT Portfolios*






                                                                   ANNUAL REPORT

                                                               December 31, 2009




* On April 24, 2009, Pioneer Ibbotson Aggressive Allocation VCT Portfolio was liquidated.

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Ibbotson Asset Allocation Series VCT Portfolios

  Moderate Allocation Portfolio -- Portfolio and
    Performance Update                                                         2

  Growth Allocation Portfolio -- Portfolio and
    Performance Update                                                         3

  Comparing Ongoing Portfolio Expenses                                         4

  Market Overview and Strategy                                                 6

  Portfolio Reviews                                                            8

  Schedule of Investments                                                      9

  Financial Statements                                                        11

  Notes to Financial Statements                                               19

  Report of Independent Registered Public
    Accounting Firm                                                           23

  Approval of Investment Advisory and
    Sub-Advisory Agreements                                                   24

  Trustees, Officers and Service Providers                                    30

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------
Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                  60%
Fixed-Income                            40%


Actual Asset Allocations

Large Cap Growth Stocks                                                    15.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     15.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 6.0
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  6.0
--------------------------------------------------------------------------------
International Stocks                                                       12.0
--------------------------------------------------------------------------------
Emerging Markets                                                            2.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         3.0
--------------------------------------------------------------------------------
High Yield Bonds                                                            8.0
--------------------------------------------------------------------------------
Bonds                                                                       9.0
--------------------------------------------------------------------------------
Short Term Bonds                                                           17.0
--------------------------------------------------------------------------------
Cash Equivalents                                                            6.0
--------------------------------------------------------------------------------


Ten Largest Holdings (Based on total portfolio)

   1.     Pioneer Bond                                                 13.90%
--------------------------------------------------------------------------------
   2.     Pioneer Short Term Income                                    11.80
--------------------------------------------------------------------------------
   3.     Pioneer Fund                                                  7.29
--------------------------------------------------------------------------------
   4.     Pioneer Global High Yield                                     5.73
--------------------------------------------------------------------------------
   5.     AIM International Growth                                      4.13
--------------------------------------------------------------------------------
   6.     AIM Global Small & Mid Cap Growth                             4.12
--------------------------------------------------------------------------------
   7.     Pioneer Research                                              4.05
--------------------------------------------------------------------------------
   8.     Pioneer Cullen Value                                          3.76
--------------------------------------------------------------------------------
   9.     Pioneer Mid-Cap Value                                         3.56
--------------------------------------------------------------------------------
  10.     Blackrock Fundamental Growth                                  3.16

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------
Prices and Distributions

                              12/31/09     12/31/08
Net Asset Value per Share
Class I                      $ 9.62       $ 7.61
Class II                     $ 9.61       $ 7.59


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
Class I                     $ 0.3108       $  -              $  -
Class II                    $ 0.2857       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                               Pioneer        Pioneer
                               Ibbotson       Ibbotson      Barclays
                               Moderate       Moderate       Capital
                              Allocation     Allocation     Aggregate       S&P
                             VCT Portfolio  VCT Portfolio     Bond          500
                                Class I       Class II       Index         Index
                                -------       --------       -----         -----
3/05                             10,000        10,000        10,000        10,000
12/05                            10,683        10,683        10,292        10,721
12/06                            11,828        11,818        10,738        12,413
12/07                            12,531        12,500        11,486        13,094
12/08                             8,671         8,626        12,088         8,251
12/09                            11,383        11,309        12,805        10,435


The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

                    Class I     Class II
Life-of-Class*
    (3/18/05)        2.64%       2.49%
1 Year              31.29       31.10

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

The performance of Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Target Asset Allocations

Equity                          75%
Fixed-Income                    25%

Actual Asset Allocation

Large Cap Growth Stocks                                              16.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                               17.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                           8.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                            8.5
--------------------------------------------------------------------------------
International Stocks                                                 16.0
--------------------------------------------------------------------------------
Emerging Markets                                                      4.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                   4.0
--------------------------------------------------------------------------------
High Yield Bonds                                                      5.0
--------------------------------------------------------------------------------
Bonds                                                                 7.5
--------------------------------------------------------------------------------
Short Term Bonds                                                     12.5
--------------------------------------------------------------------------------


Ten Largest Holdings (Based on total portfolio)

   1.     Pioneer Bond                                                9.18%
--------------------------------------------------------------------------------
   2.     Pioneer Fund                                                7.37
--------------------------------------------------------------------------------
   3.     Pioneer Short Term Income                                   6.31
--------------------------------------------------------------------------------
   4.     AIM Global Small & Mid Cap Growth                           5.10
--------------------------------------------------------------------------------
   5.     Pioneer Mid-Cap Value                                       4.99
--------------------------------------------------------------------------------
   6.     Pioneer Cullen Value                                        4.75
--------------------------------------------------------------------------------
   7.     Pioneer Emerging Markets                                    4.46
--------------------------------------------------------------------------------
   8.     Pioneer Growth Opportunities                                4.27
--------------------------------------------------------------------------------
   9.     Pioneer Research                                            4.16
--------------------------------------------------------------------------------
  10.     Blackrock Fundamental Growth                                4.14
--------------------------------------------------------------------------------


This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Prices and Distributions

                                          12/31/09     12/31/08
Net Asset Value per Share (Class II)     $ 9.53       $ 7.38


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
Class II                    $ 0.2046       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]



                                        Pioneer          Barclays
                                        Ibbotson         Capital
                                       Aggressive       Aggregate
                                       Allocation          Bond             S&P
                                     VCT Portfolio        Index             500
                                     -------------        -----             ---
3/05                                     10,000           10,000           10,000
12/05                                    10,878           10,292           10,721
12/06                                    12,256           10,738           12,413
12/07                                    12,960           11,486           13,094
12/08                                     8,424           12,088            8,251
12/09                                    11,161           12,805           10,435


The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)


Net Asset Value     Class II
Life-of-Class
(3/18/05)            2.13%
1 Year              32.49

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value % $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/09        $ 1,192.14       $ 1,189.33
       Expenses Paid During the Period*        $     5.14       $     6.68

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.98% for Class I shares and 1.21% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/09        $ 1,020.27       $ 1,019.11
       Expenses Paid During the Period*        $     4.99       $     6.16

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.98% for Class I shares and 1.21% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value % $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.


Share Class                                        II
------------------------------------------   --------------
       Beginning Account Value on 7/1/09       $ 1,000.00
       Ending Account Value on 12/31/09        $ 1,209.40
       Expenses Paid During Period*            $     6.91

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.24% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

Share Class                                        II
------------------------------------------   --------------
       Beginning Account Value on 7/1/09       $ 1,000.00
       Ending Account Value on 12/31/09        $ 1,018.95
       Expenses Paid During Period*            $     6.31

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.24% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/09
--------------------------------------------------------------------------------

In the following interview, portfolio manager Dr. Peng Chen, CFA, President, Ibbotson Associates Advisors, LLC, sub-adviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios for the annual period ended December 31, 2009.

Q: Could you characterize the economic and market backdrop during the 12 months ended December 31, 2009?

A: As we entered 2009, the flight to quality driven by the financial crisis continued unabated, resulting in riskier assets selling off and investors piling into safe assets, such as the U.S. dollar and U.S. Treasury bills. The move was reflected in dismal returns for equities in January and February of 2009. Beginning in March, however, market participants began to believe that the unprecedented efforts of global governments to end the financial crisis were gaining traction, and that the worst-case scenarios had been averted. The result was an explosive rally that continued through most of the remainder of the 2009 calendar year. All of the major asset classes were up strongly during the year, with many risky asset classes posting exceptional returns. In addition to a more stable financial backdrop, we attribute a large portion of the gains to the market's favorable response to "less bad" news, rather than a return to pre-crisis economic conditions.

   For the full 12 months ended December 31, 2009, the U.S. equity market was up by 26.47%, as measured by the Standard and Poor's 500 Index (the S&P 500), while international equities rose by 32.46%, as gauged by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. Within the U.S. market, large-cap and small-cap returns were relatively similar for the year, while growth equities outperformed value by significant margins across market capitalizations. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index, the most popular measure of the performance of the U.S. bond market, returned 5.93% for the 12-month period. That unremarkable figure masks a divergence within the bond market over the year, as corporate issues spiked and government-backed bonds fell when investors' appetite for risk returned.

Q: What were the strategic considerations that you applied to the portfolios in allocating assets during the 12-month period ended December 31, 2009?

A: For each portfolio, assets have been invested in keeping with their broad asset allocation and specific mutual fund targets. During the 12-month period the portfolios maintained a neutral breakdown between equity and fixed-income assets. In addition, the equity portions of the portfolios were positioned neutrally for most of the year with respect to the various equity categories (that is, small-cap stocks versus large-cap stocks and growth versus value). We also have maintained neutral target weightings for the portfolios in the non-U.S. equity market alternatives, both developed and emerging. Late in the 12-month period we implemented an overweighting of U.S. large-cap stocks and a corresponding underweighting of U.S. small-cap stocks for the portfolios. Large caps have more international exposure, typically, as well as more stable cash flows, earnings, and financing sources, and we believe they should be less affected by short-term volatility.

   Within the bond portion of the portfolios, early in the period we initiated a shift in the direction of corporate issues and away from government bonds and cash equivalents. We believed that "safe" assets had been overbought in the flight to quality that had prevailed over the prior few months, while corporate issues had in turn become favorably priced. In addition, in May 2009, we implemented an increased weighting in lower-quality, high-yield bonds within the corporate market, given the exceptional yield advantage they provided. Both of those shifts -- into corporates generally and high yield specifically - helped the portfolios' returns when the credit markets rebounded from March onward. As mid-year approached, we returned the portfolios to a neutral weighting between corporate and government bonds, as the market sectors appeared to have been brought back into relative balance.

   We increased the portfolios' allocations to Treasury Inflation Protected Securities (TIPS) early in the 12-month period, given TIPS' strong valuations relative to Treasury bonds.

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

   That move helped the portfolios' returns as TIPS outperformed Treasury bonds by a substantial margin over the full 12-month period ended December 31, 2009, on the strength of inflation fears raised by increased government borrowing to re-float the financial sector. We have since trimmed the portfolios' TIPS exposure to a neutral weighting.

   For several quarters we had underweighted REITs (Real Estate Investment Trusts) within the portfolios in favor of traditional equities. REITs generally carry more leverage than most companies and since the credit crisis they have faced a difficult environment in which to obtain and refinance debt. From a fundamental perspective, hotel occupancy rates are down, businesses are contracting and retailers are declaring bankruptcy. The underweighting of REITs helped the portfolios' returns as the asset class fell sharply over the first quarter of 2009, although REITs made up some of the lost ground later in the 12-months period. At the end of June 2009, we returned the portfolios to a neutral posture with respect to REITs.

   As alluded to previously, we overweighted the portfolios to large-cap equities during the period, and that turned out to be a negative for performance, as small-cap equities outperformed large-cap equities. The portfolios' non-U.S. equity allocations lagged the most. As of December 31, 2009, the portfolios remained overweight to large-cap equities by an average of roughly 2%.

   Finally, in May of 2009, we increased the portfolios' allocations to emerging market bonds in local currency terms, using Pioneer Global High Yield Fund. We did that in order to take advantage of faster growth in emerging markets and a weakening U.S. dollar. The move helped the portfolios' returns during much of the 12-month period. We removed the position in late December 2009, as the momentum in currency markets became unclear and emerging market yields fell back into their normal range.

Q: What factors are you watching most closely as you determine strategy for the portfolios going forward?

A: At present, we do not see compelling opportunities in any particular asset category. In an environment where businesses and consumers are reducing leverage, we do not expect long-term earnings growth to quickly return to pre-2008 levels. In addition, near-record unemployment and an unstable housing market persist. On a positive note, the tepid macroeconomic backdrop should keep inflation in check over the near future.

   Despite the very real headwind of an overall weak economy, current equity market prices seem to indicate that the market has in fact priced in a return to pre-financial crisis earnings growth. Indeed, technical factors, momentum and investor sentiment may cause the current rally to persist for some time. Ultimately, we believe it is likely that the market will begin to reflect economic realities at some point during 2010 and disappoint equity investors.

   Credit markets have reflected both a moderate return to confidence and a renewed investor interest for corporate bonds, thanks to expansionary monetary policies from the major central banks around the globe. Over the longer term, we believe bond yields will eventually increase from their current low levels, resulting in corresponding price declines for bondholders. Additionally, long-term inflation seems likely to us; that would further erode the present value of bond investments.

   Still, the economic picture has improved in many countries, and if corporate earnings improve, there may be opportunities across-the-board. We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.


Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/09
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares had a total return of 31.29% at net asset value over the 12 months ended December 31, 2009, and Class II shares returned 31.10%. Over the same period, the S&P 500 returned 26.47%, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index returned 5.93%, and the average return of the 179 variable portfolios in Lipper's Mixed-Asset Target Allocation/Moderate Underlying category was 22.97%.

The Portfolio targeted an asset allocation of 60% equities and 40% fixed income during the period. At December 31, 2009, the Portfolio was positioned neutrally with respect to the breakdown between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 6.70% of assets. Pioneer Research Fund was the next-largest equity holding, at 3.96% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 15.02% of assets, followed by Pioneer Short Term Income Fund, at 9.69% of assets.


Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares had a total return of 32.49% at net asset value for the 12 months ended December 31, 2009. Over the same period, the S&P 500 returned 26.47%, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index returned 5.93%, and the average return of the 217 variable portfolios in Lipper's Mixed-Asset Target Allocation/Growth Underlying category was 24.27%.

The Portfolio targeted an asset allocation of 75% equities and 25% fixed income during the period. At December 31, 2009, the Portfolio was positioned neutrally with respect to the breakdown between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 7.10% of assets. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 4.95% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 10.45% of assets, followed by a shorter duration bond fund, Pioneer Short Term Income Fund, at 3.93% of assets.



Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.



A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------

    Shares                                                      Value
             MUTUAL FUNDS - 99.9%
             NON-PIONEER FUNDS - 20.5%
   360,565   AIM Global Real Estate Fund
             Institutional Class                         $  3,346,045
   430,350   AIM Global Small & Mid Cap Growth
             Fund Institutional Class                       6,864,086
   274,673   AIM International Growth Fund
             Institutional Class                            6,883,314
   304,625   AIM Trimark Small Companies Fund
             Institutional Class                            4,383,548
   265,338   BlackRock Fundamental Growth Fund
             Institutional Class                            5,274,929
   232,888   BlackRock International Index Fund
             Institutional Class                            2,554,777
   161,019   BlackRock Value Opportunities Fund
             Institutional Class                            2,437,822
   705,822   Oppenheimer Commodity Strategy
             Total Return Fund Class Y                      2,420,971
     1,652   Oppenheimer Main Street Small-Cap
             Fund Class Y                                      28,746
                                                         ------------
             TOTAL INVESTMENTS IN
             NON-PIONEER FUNDS
             (Cost $37,520,925)                          $ 34,194,238
                                                         ------------
             PIONEER FUNDS - 79.4%
 2,565,034   Pioneer Bond Fund Class Y                   $ 23,187,903
   374,659   Pioneer Cullen Value Fund Class Y              6,264,295
   528,201   Pioneer Disciplined Growth Fund Class Y        4,896,423
   396,220   Pioneer Disciplined Value Fund Class Y         3,375,797
   147,295   Pioneer Emerging Markets Fund Class Y          4,200,845
   152,836   Pioneer Equity Income Fund Class Y             3,330,299
   237,329   Pioneer Floating Rate Fund Class Y             1,578,237
   339,089   Pioneer Fund Class Y                          12,152,938
   409,864   Pioneer Fundamental Growth Fund Class Y        4,311,772
   542,591   Pioneer Global Equity Fund Class Y             4,991,836
 1,007,386   Pioneer Global High Yield Fund Class Y         9,550,018
   223,088   Pioneer Growth Opportunities Fund
             Class Y                                        5,218,029
   466,119   Pioneer High Yield Fund Class Y                4,251,005
    42,780   Pioneer Independence Fund Class Y                420,953
   128,745   Pioneer International Value Fund Class Y       2,456,445
   213,630   Pioneer Mid-Cap Growth Fund Class Y            2,757,965
   315,688   Pioneer Mid-Cap Value Fund Class Y             5,941,244

    Shares                                                      Value
             PIONEER FUNDS - (continued)
    18,803   Pioneer Oak Ridge Large Cap Growth
             Fund Class Y                                $    213,601
   227,667   Pioneer Real Estate Shares Fund
             Class Y                                        3,695,043
   815,392   Pioneer Research Fund Class Y                  6,751,448
 2,076,475   Pioneer Short Term Income Fund Class Y        19,684,983
   308,366   Pioneer Strategic Income Fund Class Y          3,197,755
    16,929   Pioneer Value Fund Class Y                       179,280
                                                         ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $132,025,748)                         $132,608,114
                                                         ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 99.9%
             (Cost $169,546,673) (a)                     $166,802,352
                                                         ------------
             OTHER ASSETS AND
             LIABILITIES - 0.1%                          $    194,734
                                                         ------------
             TOTAL NET ASSETS - 100.0%                   $166,997,086
                                                         ============

(a) At December 31, 2009, the net unrealized loss on investments based on cost for federal tax purposes of $171,875,573 was as follows:

        Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost $ 8,265,466
        Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value (13,338,687)
                                                             -----------
        Net unrealized loss                                  $(5,073,221)
                                                             ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $53,092,609 and $56,678,107, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:


                     Level 1        Level 2     Level 3         Total
Mutual Funds     $166,802,352      $    --     $    --     $166,802,352
                 ------------      ---------   ---------   ------------
Total            $166,802,352      $    --     $    --     $166,802,352
                 ============      =========   =========   ============

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------

    Shares                                                      Value
             MUTUAL FUNDS - 100.0%
             NON-PIONEER FUNDS - 23.9%
   584,862   AIM Global Real Estate Fund
             Institutional Class                         $  5,427,515
   801,741   AIM Global Small & Mid Cap Growth
             Fund Institutional Class                      12,787,768
   308,030   AIM International Growth Fund
             Institutional Class                            7,719,232
   667,433   AIM Trimark Small Companies Fund
             Institutional Class                            9,604,366
   521,651   BlackRock Fundamental Growth Fund
             Institutional Class                           10,370,416
   406,366   BlackRock International Index Fund
             Institutional Class                            4,457,830
   324,638   BlackRock Value Opportunities Fund
             Institutional Class                            4,915,018
 1,320,900   Oppenheimer Commodity Strategy
             Total Return Fund Class Y                      4,530,688
                                                         ------------
             TOTAL INVESTMENTS IN NON-
             PIONEER FUNDS
             (Cost $67,584,604)                          $ 59,812,833
                                                         ------------
             PIONEER FUNDS - 76.1%
 2,545,237   Pioneer Bond Fund Class Y                   $ 23,008,946
   712,374   Pioneer Cullen Value Fund Class Y             11,910,896
   752,696   Pioneer Disciplined Growth Fund Class Y        6,977,491
   642,512   Pioneer Disciplined Value Fund Class Y         5,474,202
   392,238   Pioneer Emerging Markets Fund Class Y         11,186,642
   440,962   Pioneer Equity Income Fund Class Y             9,608,560
   515,290   Pioneer Fund Class Y                          18,467,995
   860,074   Pioneer Fundamental Growth Fund
             Class Y                                        9,047,976
 1,089,005   Pioneer Global Equity Fund Class Y            10,018,845
   867,570   Pioneer Global High Yield Fund Class Y         8,224,568
     4,579   Pioneer Government Income Fund
             Class Y                                           44,733
   457,107   Pioneer Growth Opportunities Fund
             Class Y                                       10,691,732
   586,035   Pioneer High Yield Fund Class Y                5,344,637
    41,820   Pioneer Independence Fund Class Y                411,507
   332,973   Pioneer International Value Fund Class Y       6,353,130
   410,947   Pioneer Mid-Cap Growth Fund Class Y            5,305,326
   664,877   Pioneer Mid-Cap Value Fund Class Y            12,512,980

    Shares                                                      Value
             PIONEER FUNDS - (continued)
    51,533   Pioneer Oak Ridge Large Cap Growth
             Fund Class Y                                $    585,412
   423,792   Pioneer Real Estate Shares Fund Class Y        6,878,140
 1,260,760   Pioneer Research Fund Class Y                 10,439,095
 1,669,831   Pioneer Short Term Income Fund Class Y        15,829,997
   183,858   Pioneer Strategic Income Fund Class Y          1,906,607
    59,595   Pioneer Value Fund Class Y                       631,109
                                                         ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $192,881,159)                         $190,860,526
                                                         ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 100.0%
             (Cost $260,465,763) (a)                     $250,673,359
                                                         ------------
             OTHER ASSETS AND
             LIABILITIES - (0.0%)                        $    (48,596)
                                                         ------------
             TOTAL NET ASSETS - 100.0%                   $250,624,763
                                                         ============

(a) At December 31, 2009, the net unrealized loss on investments based on cost for federal tax purposes of $263,612,360 was as follows:

        Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost $ 13,041,699
        Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value  (25,980,700)
                                                             ------------
        Net unrealized loss                                  $(12,939,001)
                                                             ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $70,019,237 and $102,511,414, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:


                     Level 1        Level 2     Level 3         Total
Mutual Funds     $250,673,359      $     --    $     --    $250,673,359
                 ------------      ---------   ---------   ------------
Total            $250,673,359      $     --    $     --    $250,673,359
                 ============      =========   =========   ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year           Year           Year         12/15/06 (a)
                                                                   Ended          Ended          Ended              to
                                                                  12/31/09       12/31/08       12/31/07         12/31/06
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                              $  7.61       $  12.04       $  11.62        $   11.63
                                                                  -------       --------       --------        ---------
Increase (decrease) from investment operations:
 Net investment income (b)                                        $  0.25       $   0.34       $   0.15        $    0.05
 Net realized and unrealized gain (loss) on investments (b)          2.07          (3.78)          0.54            (0.06)
                                                                  -------       --------       --------        ---------
  Net increase (decrease) from investment operations              $  2.32       $  (3.44)      $   0.69        $   (0.01)
                                                                  -------       --------       --------        ---------
Distributions to shareowners:
 Net investment income                                            $ (0.31)      $  (0.33)      $  (0.12)       $      --
 Net realized gain                                                     --          (0.66)         (0.15)              --
                                                                  -------       --------       --------        ---------
 Total distributions to shareowners                               $ (0.31)      $  (0.99)      $  (0.27)       $      --
                                                                  -------       --------       --------        ---------
Net increase (decrease) in net asset value                        $  2.01       $  (4.43)      $   0.42        $    (0.01)
                                                                  -------       --------       --------        ---------
Net asset value, end of period                                    $  9.62       $   7.61       $  12.04        $   11.62
                                                                  =======       ========       ========        =========
Total return*                                                       31.29%        (30.81)%         5.95%           (0.09)%(c)
Ratio of net expenses to average net assets+                         0.16%          0.15%          0.14%            0.90%**
Ratio of net investment income to average net assets+                3.07%          3.35%          1.23%            9.80%**
Portfolio turnover rate                                                38%            40%            12%               1%(c)
Net assets, end of period (in thousands)                          $13,450       $ 12,105       $ 20,582        $  25,009
Ratios with no waivers of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        0.29%          0.31%          0.27%            0.90%**
 Net investment income                                               2.94%          3.19%          1.10%            9.80%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year          Year           Year         Year       3/18/05 (a)
                                                                  Ended        Ended           Ended       Ended           to
                                                                12/31/09      12/31/08       12/31/07     12/31/06      12/31/05
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                            $   7.59     $  12.01        $  11.61    $  10.63      $  10.00
                                                                --------     --------        --------    --------      ---------
Increase (decrease) from investment operations:
 Net investment income (b)                                      $   0.24     $   0.31        $   0.31    $   0.24      $   0.15
 Net realized and unrealized gain (loss) on investments (b)         2.07        (3.77)           0.36        0.87          0.48
                                                                --------     --------        --------    --------      ---------
  Net increase (decrease) from investment operations            $   2.31     $  (3.46)       $   0.67    $   1.11      $   0.63
                                                                --------     --------        --------    --------      ---------
Distributions to shareowners:
 Net investment income                                          $  (0.29)    $  (0.30)       $  (0.12)   $  (0.04)     $      --
 Net realized gain                                                    --        (0.66)          (0.15)      (0.09)            --
                                                                --------     --------        --------    --------      ---------
 Total distributions to shareowners                             $  (0.29)    $  (0.96)       $  (0.27)   $  (0.13)     $      --
                                                                --------     --------        --------    --------      ---------
Net increase (decrease) in net asset value                      $   2.02     $  (4.42)       $   0.40    $   0.98      $    0.63
                                                                --------     --------        --------    --------      ---------
Net asset value, end of period                                  $   9.61     $   7.59        $  12.01    $  11.61      $   10.63
                                                                ========     ========        ========    ========      =========
Total return*                                                      31.10%      (30.99)%          5.77%      10.62%          6.30%(c)
Ratio of net expenses to average net assets+                        0.39%        0.39%           0.39%       0.46%          0.74%**
Ratio of net investment income to average net assets+               2.87%        3.10%           2.53%       2.24%          1.73%**
Portfolio turnover rate                                               38%          40%             12%          1%            27%(c)
Net assets, end of period (in thousands)                        $153,547     $105,275        $149,973    $ 97,980      $  20,067
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.53%        0.55%           0.52%       0.60%          1.42%**
 Net investment income                                              2.73%        2.94%           2.40%       2.10%          1.05%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year          Year           Year         Year       3/18/05 (a)
                                                                  Ended        Ended           Ended        Ended          to
                                                                12/31/09      12/31/08       12/31/07     12/31/06      12/31/05
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of period                            $   7.38     $  12.41        $  12.07     $  10.78     $   10.00
                                                                --------     --------        --------     --------     ---------
Increase (decrease) from investment operations:
 Net investment income (b)                                      $   0.17     $   0.23        $   0.21     $   0.22     $    0.11
 Net realized and unrealized gain (loss) on investments (b)         2.18        (4.27)           0.49         1.14          0.67
                                                                --------     --------        --------     --------     ---------
  Net increase (decrease) from investment operations            $   2.35     $  (4.04)       $   0.70     $   1.36     $    0.78
                                                                --------     --------        --------     --------     ---------
Distributions to shareowners:
 Net investment income                                          $  (0.20)    $  (0.24)       $  (0.13)    $  (0.02)    $      --
 Net realized gain                                                    --        (0.75)          (0.23)       (0.05)           --
                                                                --------     --------        --------     --------     ---------
 Total distributions to shareowners                             $  (0.20)    $  (0.99)       $  (0.36)    $  (0.07)    $      --
                                                                --------     --------        --------     --------     ---------
Net increase (decrease) in net asset value                      $   2.15     $  (5.03)       $   0.34     $   1.29     $    0.78
                                                                --------     --------        --------     --------     ---------
Net asset value, end of period                                  $   9.53     $   7.38        $  12.41     $  12.07     $   10.78
                                                                ========     ========        ========     ========     =========
Total return*                                                      32.49%      (35.00)%          5.74%       12.67%         7.80%(c)
Ratio of net expenses to average net assets+                        0.38%        0.38%           0.38%        0.43%         0.74%**
Ratio of net investment income to average net assets+               2.04%        2.31%           1.68%        2.00%         1.34%**
Portfolio turnover rate                                               33%          32%              7%           0%           20%(c)
Net assets, end of period (in thousands)                        $250,625     $188,268        $254,713     $148,784     $  13,245
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.51%        0.53%           0.48%        0.53%         1.74%**
 Net investment income                                              1.91%        2.16%           1.58%        1.90%         0.34%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

                                                                                                       Moderate           Growth
                                                                                                      Allocation        Allocation
                                                                                                    VCT Portfolio      VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost $132,025,748
   and $192,881,159, respectively)                                                                  $ 132,608,114     $ 190,860,526
 Investments in securities of unaffiliated issuers, at value (at cost $37,520,925
   and $67,584,604, respectively)                                                                      34,194,238        59,812,833
                                                                                                    -------------     -------------
 Total investments in securities, at value (at cost $169,546,673
   and $260,465,763, respectively)                                                                  $ 166,802,352     $ 250,673,359
 Cash                                                                                                     138,966            64,016
 Receivables for:
    Investment Funds sold                                                                                  23,464               739
    Dividends                                                                                             274,449           236,096
    Due from Pioneer Investment Management, Inc.                                                           30,083            32,477
 Other assets                                                                                               2,545             3,974
                                                                                                    -------------     -------------
      Total assets                                                                                  $ 167,271,859     $ 251,010,661
                                                                                                    -------------     -------------
LIABILITIES:
 Payables for:
    Investment Funds purchased                                                                      $     120,580     $     194,399
    Capital stock redeemed                                                                                 25,583            15,300
 Due to affiliates                                                                                         61,239            96,241
 Accrued expenses and other liabilities                                                                    67,371            79,958
                                                                                                    -------------     -------------
      Total liabilities                                                                             $     274,773     $     385,898
                                                                                                    -------------     -------------
NET ASSETS:
 Paid-in capital                                                                                    $ 190,701,137     $ 300,034,354
 Undistributed net investment income                                                                    4,303,045         4,784,395
 Accumulated net realized loss on investments                                                         (25,262,775)      (44,401,582)
 Net unrealized loss on investments                                                                    (2,744,321)       (9,792,404)
                                                                                                    -------------     -------------
      Total net assets                                                                              $ 166,997,086     $ 250,624,763
                                                                                                    =============     =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                                                       $  13,449,833     $          --
 Net Assets of Class II Shares                                                                      $ 153,547,253     $ 250,624,763
                                                                                                    -------------     -------------
 Class I Shares outstanding                                                                             1,397,765                --
 Class II Shares outstanding                                                                           15,972,395        26,289,280
                                                                                                    -------------     -------------
 Net Asset Value -- Class I Shares                                                                  $        9.62     $          --
 Net Asset Value -- Class II Shares                                                                 $        9.61     $        9.53



14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


                                                                             Moderate             Growth
                                                                            Allocation          Allocation
                                                                          VCT Portfolio       VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                    $   4,174,737       $   4,583,823
 Dividend income from securities of unaffiliated issuers                        378,605             597,861
 Interest                                                                         1,330                 235
                                                                          -------------       -------------
    Total investment income                                               $   4,554,672       $   5,181,919
                                                                          -------------       -------------
EXPENSES:
 Management fees                                                          $     191,950       $     296,682
 Transfer agent fees
  Class I                                                                         1,500                  --
  Class II                                                                        1,500               1,500
 Distribution fees (Class II)                                                   318,137             535,805
 Administrative reimbursements                                                   42,447              65,382
 Custodian fees                                                                  75,966             109,077
 Professional fees                                                               55,168              55,452
 Printing fees                                                                   18,819              12,196
 Fees and expenses of non-affiliated trustees                                     5,388               5,246
 Miscellaneous                                                                    2,540               4,418
                                                                          -------------       -------------
  Total expenses                                                          $     713,415       $   1,085,758
                                                                          -------------       -------------
  Less fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                                   $    (197,236)      $    (271,334)
                                                                          -------------       -------------
  Net expenses                                                            $     516,179       $     814,424
                                                                          -------------       -------------
    Net investment income                                                 $   4,038,493       $   4,367,495
                                                                          -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments, affiliated issuers                     $ (16,402,426)      $ (33,402,346)
 Net realized loss on investments, unaffiliated issuers                        (771,905)           (536,652)
 Change in net unrealized gain on investments, affiliated issuers            43,071,186          77,241,310
 Change in net unrealized gain on investments, unaffiliated issuers           9,903,391          16,158,659
                                                                          -------------       -------------
 Net gain on investments                                                  $  35,800,246       $  59,460,971
                                                                          =============       =============
 Net increase in net assets resulting from operations                     $  39,838,739       $  63,828,466
                                                                          =============       =============


The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Moderate Allocation
                                                                                       VCT Portfolio
                                                                               Year Ended          Year Ended
                                                                                12/31/09            12/31/08
FROM OPERATIONS:
Net investment income                                                        $   4,038,493       $   4,772,641
Net realized loss on investments                                               (17,174,331)         (7,651,297)
Change in net unrealized gain (loss) on investments                             52,974,577         (51,698,140)
                                                                             -------------       -------------
  Net increase (decrease) in net assets resulting from operations            $  39,838,739       $ (54,576,796)
                                                                             -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
 Class I ($0.31 and $0.33 per share, respectively)                           $    (467,740)      $    (530,455)
 Class II ($0.29 and $0.30 per share, respectively)                             (4,328,958)         (3,934,625)
From net capital gains
 Class I ($0.00 and $0.66 per share, respectively)                                      --          (1,051,637)
 Class II ($0.00 and $0.66 per share, respectively)                                     --          (8,564,515)
                                                                             -------------       -------------
  Total distributions to shareholders                                        $  (4,796,698)      $ (14,081,232)
                                                                             -------------       -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                                             $  29,025,399       $  23,873,439
Reinvestment of distributions                                                    4,796,697          14,081,231
Cost of shares repurchased                                                     (19,246,588)        (22,472,173)
                                                                             -------------       -------------
 Net increase in net assets resulting from Portfolio share transactions      $  14,575,508       $  15,482,497
                                                                             -------------       -------------
 Net increase (decrease) in net assets                                       $  49,617,549       $ (53,175,531)
NET ASSETS:
Beginning of year                                                              117,379,537         170,555,068
                                                                             -------------       -------------
End of year                                                                  $ 166,997,086       $ 117,379,537
                                                                             =============       =============
Undistributed net investment income                                          $   4,303,045       $   4,795,959
                                                                             =============       =============


16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------


                                                                                     Growth Allocation
                                                                                       VCT Portfolio
                                                                               Year Ended          Year Ended
                                                                                12/31/09            12/31/08
FROM OPERATIONS:
Net investment income                                                        $   4,367,495       $   5,420,710
Net realized loss on investments                                               (33,938,998)         (9,868,173)
Change in net unrealized gain (loss) on investments                             93,399,969         (94,485,586)
                                                                             -------------       -------------
 Net increase (decrease) in net assets resulting from operations             $  63,828,466       $ (98,933,049)
                                                                             -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.20 and $0.24 per share, respectively)         $  (5,432,730)      $  (5,269,408)
From net capital gains ($0.00 and $0.75 per share, respectively)                        --         (16,756,182)
                                                                             -------------       -------------
 Total distributions to shareholders                                         $  (5,432,730)      $ (22,025,590)
                                                                             -------------       -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                                             $  15,339,009       $  48,070,087
Reinvestment of distributions                                                    5,432,730          22,025,590
Cost of shares repurchased                                                     (16,811,042)        (15,582,121)
                                                                             -------------       -------------
 Net increase in net assets resulting from Portfolio share transactions      $   3,960,697       $  54,513,556
                                                                             -------------       -------------
 Net increase (decrease) in net assets                                       $  62,356,433       $ (66,445,083)
NET ASSETS:
Beginning of year                                                              188,268,330         254,713,413
                                                                             -------------       -------------
End of year                                                                  $ 250,624,763       $ 188,268,330
                                                                             =============       =============
Undistributed net investment income                                          $   4,784,395       $   5,439,179
                                                                             =============       =============



The accompanying notes are an integral part of these financial statements.   17

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                                           Moderate Allocation
                                                              VCT Portfolio
                                             Year Ended                          Year Ended
                                              12/31/09                            12/31/08
                                       Shares            Amount            Shares            Amount
Class I
Shares sold                             172,493      $   1,348,592          117,745      $   1,272,049
Reinvestment of distributions            58,032            467,740          151,396          1,582,091
Less shares repurchased                (423,098)        (3,425,040)        (388,432)        (3,927,917)
                                     ----------      -------------       ----------      -------------
  Net decrease                         (192,573)     $  (1,608,708)        (119,291)     $  (1,073,777)
                                     ==========      =============        =========      =============
Class II
Shares sold                           3,463,381      $  27,676,807        2,140,103      $  22,601,390
Reinvestment of distributions           537,091          4,328,957        1,197,236         12,499,140
Less shares repurchased              (1,890,518)       (15,821,548)      (1,967,158)       (18,544,256)
                                     ----------      -------------       ----------      -------------
  Net increase                        2,109,954      $  16,184,216        1,370,181      $  16,556,274
                                     ==========      =============       ==========      =============


                                                             Growth Allocation
                                                               VCT Portfolio
                                              Year Ended                           Year Ended
                                               12/31/09                             12/31/08
                                       Shares            Amount             Shares            Amount
Class II
Shares sold                           2,123,923      $  15,339,009         4,564,563      $  48,070,087
Reinvestment of distributions           691,187          5,432,730         2,070,074         22,025,590
Less shares repurchased              (2,040,386)       (16,811,042)       (1,643,183)       (15,582,121)
                                     ----------      -------------        ----------      -------------
  Net increase                          774,725      $   3,960,697         4,991,454      $  54,513,556
                                     ==========      =============        =========      =============


18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio (the Portfolios) are two of 13 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each of these Portfolios is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. These Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in these Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Allocation Portfolio is long-term capital growth and current income. The investment objective of the Growth Allocation Portfolio is long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares represents an interest in the same schedule of investments of each Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. The Portfolios' prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolios to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry.

A. Security Valuation
   Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at their net asset value.

   Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

 The Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio have net capital loss carryforwards of $22,215,123 and $40,522,491, respectively, of which the following amounts will expire in 2016 and 2017:


-------------------------------------------------------------------------------
                                               Moderate                 Growth
                                              Portfolio               Portfolio
                                             -----------             -----------
2016                                         $ 6,313,829             $ 8,107,263
2017                                          15,901,294              32,415,228
                                             -----------             -----------
                                             $22,215,123             $40,522,491
-------------------------------------------------------------------------------


   The Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio have elected to defer capital losses of approximately $718,751 and $724,355, respectively, recognized between November 1, 2009 and December 31, 2009 to their fiscal year ending December 31, 2010.

   At December 31, 2009, the Portfolios made reclassifications as described below to reflect permanent book/tax differences. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.


----------------------------------------------------------------------------------------
                                                        Accumulated
                                     Undistributed      net realized
                                    Net Investment     gain (loss) on
Portfolio                            Income (Loss)      investments      Paid-in capital
--------------------------------   ----------------   ---------------   ----------------
 Moderate Allocation Portfolio         $265,291         $ (265,291)            $--
 Growth Allocation Portfolio            410,451           (410,451)             --
----------------------------------------------------------------------------------------


   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:


--------------------------------------------------------------------------------
Moderate Allocation Portfolio                         2009               2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                 $ 4,796,698         $ 4,787,900
 Long-term capital gain                                 --             9,293,332
                                                 -----------         -----------
  Total distributions                            $ 4,796,698         $14,081,232
                                                 ===========         ===========
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Growth Allocation Portfolio                          2009                2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                 $ 5,432,730         $ 5,352,067
 Long-term capital gain                                 --            16,673,523
                                                 -----------         -----------
  Total distributions                            $ 5,432,730         $22,025,590
                                                 ===========         ===========
--------------------------------------------------------------------------------


   The components of distributable earnings on a federal income tax basis at December 31, 2009 were as follows:

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                  Undistributed       Capital                       Net Unrealized
                                     Ordinary           Loss         Post-October    Appreciation
Portfolio                             Income        Carryforward    Loss Deferred   (Depreciation)
--------------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio      $4,303,045     $ (22,215,123)    $ (718,752)    $  (5,073,221)
 Growth Allocation Portfolio         4,776,256       (40,522,491)      (724,355)      (12,939,001)
--------------------------------------------------------------------------------------------------


C. Portfolio Shares and Allocations
   The Portfolios record sales and repurchases of each of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $246,276 in underwriting commissions on the sale of Trust shares for

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

   the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on Pioneer managed assets:


------------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio               0.13% on assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                               0.08% on assets over $7 billion

 Growth Allocation Portfolio                 0.13% on assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                               0.08% on assets over $7 billion
------------------------------------------------------------------------------------------


Management fees are calculated daily at the following annual rates on Non-Pioneer managed assets:


------------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
--------------------------------   -------------------------------------------------------
 Moderate Allocation Portfolio               0.17% on assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                               0.09% on assets over $7 billion

 Growth Allocation Portfolio                 0.17% on assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                               0.09% on assets over $7 billion
------------------------------------------------------------------------------------------


PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009:


--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                           $25,455
 Growth Allocation Portfolio                                             $38,345
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

Until May 1, 2010, PIM has contractually agreed to limit ordinary operating expenses of the Portfolios to the extent required to reduce Class II expenses to the following annual expense limitations:
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fund                                                                    Class II
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                            0.39%
 Growth Allocation Portfolio                                              0.38%
--------------------------------------------------------------------------------


Effective May 1, 2010, PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2011 to the extent required to reduce Class II expenses to the following annual expense limitations:


--------------------------------------------------------------------------------
Fund                                                                    Class II
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                           0.48%
 Growth Allocation Portfolio                                             0.48%
--------------------------------------------------------------------------------


Class I expenses will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.


3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in transfer agent fees payable to PIMSS at December 31, 2009:


--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                             $252
 Growth Allocation Portfolio                                               $126
--------------------------------------------------------------------------------


4. Distribution Plan
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to their Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at December 31, 2009:


--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                           $35,532
 Growth Allocation Portfolio                                             $57,770
--------------------------------------------------------------------------------


5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of Pioneer Ibbotson Moderate and Growth Allocation VCT Portfolios:


We have audited the accompanying statements of assets and liabilities of Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio (collectively, the "Portfolios"), two of the portfolios constituting the Pioneer Variable Contracts Trust (the Trust), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Portfolios' custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation and Pioneer Ibbotson Growth Allocation VCT Portfolios at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Moderate Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors, LLC (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2009 and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------

expenses would also be first quintile.) The Trustees discussed the Portfolio's performance with PIM and were satisfied with the information presented by PIM with respect to the Portfolio's performance.


Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.


The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees noted that a new contractual expense limitation would be put in place, effective January 1, 2010. The Trustees noted that the new expense limitation would be higher than the former expense limitation. The Trustees also noted that the Portfolio's expense ratio would have been in the third quintile relative to its Strategic Insight peer group for the twelve months ended June 30, 2009 had the new expense limitation been in effect for that period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Portfolio.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2008). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Growth Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors, LLC (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one and three year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees noted that a new contractual expense limitation would be put in place, effective January 1, 2010. The Trustees noted that the new expense limitation would be higher than the former expense limitation. The Trustees also noted that the Portfolio's expense ratio would have been in the third quintile relative to its Strategic Insight peer group for the twelve months ended June 30, 2009 had the new expense limitation been in effect for that period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Portfolio.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2008). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant,

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                               Trustees and Officers
Pioneer Investment Management, Inc.                              The Board of Trustees provides broad supervision over the
                                                                 Portfolios' affairs. The officers of the Trust are responsible for
Custodian                                                        the Portfolios' operations. The Trustees and officers are listed
Brown Brothers Harriman & Co.                                    below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within
Independent Registered Public Accounting Firm                    the meaning of the 1940 Act are referred to as Interested Trustees.
Ernst & Young LLP                                                Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West,
Principal Underwriter                                            serves as a Trustee of each of the 61 U.S. registered investment
Pioneer Funds Distributor, Inc.                                  portfolios for which Pioneer serves as investment adviser (the
                                                                 "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S.
Legal Counsel                                                    registered investment portfolios for which Pioneer serves as
Bingham McCutchen LLP                                            investment adviser. The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                  POSITION HELD     LENGTH OF SERVICE                                                           OTHER DIRECTORSHIPS
NAME AND AGE      WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
John F. Cogan,    Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a director of Pioneer    None
Jr. (83)*         Board, Trustee    until a successor trustee is   Global Asset Management S.p.A. ("PGAM");
                  and President     elected or earlier             Non-Executive Chairman and a director of
                                    retirement or removal.         Pioneer Investment Management USA Inc.
                                                                   ("PIM-USA"); Chairman and a Director of
                                                                   Pioneer; Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc. (since
                                                                   2006); Director of Pioneer Alternative
                                                                   Investment Management Limited (Dublin);
                                                                   President and a director of Pioneer
                                                                   Alternative Investment Management (Bermuda)
                                                                   Limited and affiliated funds; Director of
                                                                   PIOGLOBAL Real Estate Investment Fund
                                                                   (Russia) (until June 2006); Director of
                                                                   Nano-C, Inc. (since 2003); Director of Cole
                                                                   Management Inc. (since 2004); Director of
                                                                   Fiduciary Counseling, Inc.; President and
                                                                   Director of Pioneer Funds Distributor, Inc.
                                                                   ("PFD") (until May 2006); President of all
                                                                   of the Pioneer Funds; and Of Counsel, Wilmer
                                                                   Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K.         Trustee and       Trustee since 2007. Serves     Director, CEO and President of Pioneer       None
Kingsbury (51)*   Executive Vice    until a successor trustee      Investment Management USA Inc. (since
                  President         is elected or earlier          February 2007); Director and President of
                                    retirement or removal.         Pioneer Investment Management, Inc. and
                                                                   Pioneer Institutional Asset Management,
                                                                   Inc. (since February 2007); Executive Vice
                                                                   President of all of the Pioneer Funds
                                                                   (since March 2007); Director of Pioneer
                                                                   Global Asset Management S.p.A. (since April
                                                                   2007); and Head of New Markets Division,
                                                                   Pioneer Global Asset Management S.p.A.
                                                                   (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolios' investment adviser and certain of its affiliates.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                  POSITION HELD     LENGTH OF SERVICE                                                           OTHER DIRECTORSHIPS
NAME AND AGE      WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
David R. Bock     Trustee           Trustee since 2005. Serves     Managing Partner, Federal City Capital       Director of
(66)                                until a successor trustee      Advisors (corporate advisory services        Enterprise Community
                                    is elected or earlier          company) (1997 to 2004 and 2008 to           Investment, Inc.
                                    retirement or removal.         present); and Executive Vice President and   (privately held
                                                                   Chief Financial Officer, I-trax, Inc.        affordable housing
                                                                   (publicly traded health care services        finance company);
                                                                   company) (2004 - 2007)                       and Director of
                                                                                                                Oxford Analytica,
                                                                                                                Inc. (privately held
                                                                                                                research and
                                                                                                                consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61) Trustee           Trustee since 2000. Serves     President, Bush International, LLC           Director of Marriott
                                    until a successor trustee      (international financial advisory firm)      International, Inc.;
                                    is elected or earlier                                                       Director of Discover
                                    retirement or removal.                                                      Financial Services
                                                                                                                (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.       Trustee           Trustee since 2008. Serves     Professor, Harvard University
Friedman (65)                       until a successor trustee
                                    is elected or earlier
                                    retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.     Trustee           Trustee since 2000. Serves     Founding Director, Vice President and        None
Graham (62)                         until a successor trustee      Corporate Secretary, The Winthrop Group,
                                    is elected or earlier          Inc. (consulting firm); and Desautels
                                    retirement or removal.         Faculty of Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna   Trustee           Trustee since 2006. Serves     Chief Executive Officer, Quadriserv, Inc.    None
(59)                                until a successor trustee      (technology products for securities lending
                                    is elected or earlier          industry) (2008 - present); Private
                                    retirement or removal.         investor (2004 - 2008); and Senior
                                                                   Executive Vice President, The Bank of New
                                                                   York (financial and securities services)
                                                                   (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.     Trustee           Trustee since 1995. Serves     President and Chief Executive Officer,       Director of New
Piret (61)                          until a successor trustee      Newbury, Piret & Company, Inc. (investment   America High Income
                                    is elected or earlier          banking firm)                                Fund, Inc.
                                    retirement or removal.                                                      (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West   Trustee           Trustee since 1994. Serves     Senior Counsel, Sullivan & Cromwell LLP      Director, The Swiss
(81)                                until a successor trustee      (law firm)                                   Helvetia Fund, Inc.
                                    is elected or earlier                                                       (closed-end
                                    retirement or removal.                                                      investment company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                  POSITION HELD     LENGTH OF SERVICE                                                           OTHER DIRECTORSHIPS
NAME AND AGE      WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
Dorothy E.        Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior Vice President  None
Bourassa (61)                       discretion of the Board.       - Legal of Pioneer; Secretary/ Clerk of
                                                                   most of PIM-USA's subsidiaries; and
                                                                   Secretary of all of the Pioneer Funds since
                                                                   September 2003 (Assistant Secretary from
                                                                   November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.    Assistant         Since 2003. Serves at the      Associate General Counsel of Pioneer since   None
Kelley (45)       Secretary         discretion of the Board.       January 2008 and Assistant Secretary of all
                                                                   of the Pioneer Funds since September 2003;
                                                                   Vice President and Senior Counsel of
                                                                   Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley   Treasurer         Since 2008. Serves at the      Vice President - Fund Accounting,            None
(50)                                discretion of the Board.       Administration and Controllership Services
                                                                   of Pioneer; Treasurer of all of the Pioneer
                                                                   Funds since March 2008; Deputy Treasurer of
                                                                   Pioneer from March 2004 to February 2008;
                                                                   Assistant Treasurer of all of the Pioneer
                                                                   Funds from March 2004 to February 2008; and
                                                                   Treasurer and Senior Vice President, CDC
                                                                   IXIS Asset Management Services, from 2002
                                                                   to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti  Assistant         Since 2000. Serves at the      Assistant Vice President - Fund Accounting,  None
(44)              Treasurer         discretion of the Board.       Administration and Controllership Services
                                                                   of Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan     Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund Accounting,   None
(51)              Treasurer         discretion of the Board.       Administration and Controllership Services
                                                                   of Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson  Assistant         Since 2009. Serves at the      Fund Administration Manager - Fund           None
(30)              Treasurer         discretion of the Board.       Accounting, Administration and
                                                                   Controllership Services since November
                                                                   2008; Assistant Treasurer of all of the
                                                                   Pioneer Funds since January 2009; and
                                                                   Client Service Manager - Institutional
                                                                   Investor Services at State Street Bank from
                                                                   March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W.           Chief            Since 2007. Serves at the       Chief Compliance Officer of Pioneer since    None
Anderholm (50)    Compliance       discretion of the Board.        December 2006 and of all the Pioneer Funds
                  Officer                                          since January 2007; Vice President and
                                                                   Compliance Officer, MFS Investment
                                                                   Management (August 2005 to December 2006);
                                                                   Consultant, Fidelity Investments (February
                                                                   2005 to July 2005); and Independent
                                                                   Consultant (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18685-04-0210


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2009


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      6
  Financial Statements                                                        10
  Notes to Financial Statements                                               15
  Report of Independent Registered Public
    Accounting Firm                                                           19
  Approval of Investment Advisory Agreement                                   20
  Trustees, Officers and Service Providers                                    23


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         97.1%
Temporary Cash Investments                                                  2.9%

Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 24.4%
Consumer Discretionary                                                     12.8%
Industrials                                                                12.5%
Information Technology                                                      9.7%
Health Care                                                                 8.8%
Materials                                                                   8.3%
Energy                                                                      8.1%
Utilities                                                                   7.5%
Consumer Staples                                                            6.4%
Telecommunication Services                                                  1.5%

Five Largest Holdings
(As a percentage of equity holdings)*

  1.  Omnicare, Inc.                                                       2.89%
  2.  Ball Corp.                                                           2.72
  3.  UNUM Group, Inc.                                                     2.44
  4.  The Interpublic Group of
      Companies, Inc.                                                      2.39
  5.  Sempra Energy Co.                                                    2.13

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                 12/31/09          12/31/08
  Class I                                  $14.48            $11.72
  Class II                                 $14.41            $11.66

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
  Class I                   $0.1970        $  -              $  -
  Class II                  $0.1621        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Pioneer Mid Cap Value       Pioneer Mid Cap Value         Russell Midcap
        VCT Portfolio, Class I      VCT Portfolio, Class II       Value Index
12/99          10,000                     10,000                      10,000
               11,800                     11,764                      11,918
12/01          12,566                     12,496                      12,195
               11,157                     11,074                      11,019
12/03          15,339                     15,181                      15,213
               18,731                     18,486                      18,820
12/05          20,208                     19,899                      21,200
               22,752                     22,340                      25,486
12/07          24,022                     23,534                      25,124
               15,955                     15,590                      15,465
12/09          20,037                     19,528                      20,755

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

--------------------------------------------------------------------------------
                                           Class I                 Class II
--------------------------------------------------------------------------------
10 Years                                    7.20%                   6.92%
5 Years                                     1.36%                   1.10%
1 Year                                     25.58%                  25.26%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of the portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/09        $1,000.00        $1,000.00
       Ending Account Value on 12/31/09         $1,206.69        $1,205.81
       Expenses Paid During Period*             $    4.17        $    5.56

* Expenses are equal to the Fund's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/09        $1,000.00        $1,000.00
       Ending Account Value on 12/31/09         $1,021.42        $1,020.16
       Expenses Paid During Period*             $    3.82        $    5.09

* Expenses are equal to the Fund's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

The domestic equity market delivered solid performance during 2009 despite getting off to a weak start. As the year progressed, investors grew more confident in an economic recovery and accordingly became willing to take on more risk. In the following interview, Rod Wright, leader of the investment team managing the Pioneer Mid Cap Value VCT Portfolio, discusses the factors that affected the Portfolio's performance during the 12 months ended December 31, 2009.

Q: How did the Portfolio perform during the 12 months ended December 31, 2009?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares returned 25.58% at net asset value over the 12 months ended December 31, 2009, and Class II shares returned 25.26%. Over the same period, the Portfolio's benchmark, the Russell Mid Cap Value Index (the Russell Index), returned 34.21%, and the average return of the 55 variable portfolios in Lipper's Mid Cap Value Underlying category was 34.98%.

Q: What were the principal factors affecting the Portfolio's performance during the 12 months ended December 31, 2009?

A: The Portfolio's fiscal year saw a dramatic change in the environment for investing in stocks. During the first few weeks of 2009, investor fears about the potential for a nightmare economic scenario continued to weigh on stocks, and most market indices declined precipitously. However, starting in early March 2009, the market recognized that the easing of monetary policy by the Federal Reserve Board (the Fed) combined with the stimulus policies of the federal government would lead to renewed economic growth and improving corporate profitability. As a consequence, stock prices rose dramatically. While more defensive, higher-quality stocks had held up better during the market declines of 2008 and early 2009, those stocks underperformed more volatile stocks when the market rallied in the final 10 months of 2009.

   Throughout the 12-month period, we maintained our long-term discipline, emphasizing Portfolio investments in higher-quality corporations with solid balance sheets, relatively little debt, and strong positions in their markets. That disciplined approach helped the Portfolio withstand the worst effects of the market decline in 2008 and early 2009. However, riskier stocks of smaller mid-cap companies, many of them with large amounts of debt, outperformed significantly in the final 10 months of the Portfolio's fiscal year, as investors sought out those securities that had fallen the hardest in the market declines of 2008 and early 2009. In that environment, our consistent Portfolio positioning in favor of higher-quality, more defensive companies led to underperformance of the benchmark Russell Index and the Portfolio's Mid Cap Value Lipper peer group over the full 12 months ended December 31, 2009.

Q: What types of investments most affected the Portfolio's relative performance over the 12 months ended December 31, 2009?

A: A significant underweight position in consumer discretionary stocks, whose fortunes are closely tied to consumer spending, was a major factor in the Portfolio's poor relative performance. At the same time, an overweight position in health care, which is normally considered to be a more defensive stock group, tended to detract from Portfolio results over the full 12 months, despite good performance by stocks in the sector over the final quarter of 2009. The Portfolio's investments in financials stocks tended to help performance during the 12-month period.

Q: What were some of the individual stock investments that had the greatest negative affect on the Portfolio's performance over the 12 months ended December 31, 2009?

A: The most significant detractor from the Portfolio's relative performance came from a substantial overweight position in industrial corporation Waste Management. Although the stock of this high-quality company delivered positive results, its performance was far behind that of the Russell Index. Similarly, heavy exposure to supermarket chain Safeway, which is considered a more defensive investment in a time of economic uncertainty, also held back Portfolio results. Safeway shares generated slightly negative returns over the 12-month period, as investors avoided defensive companies in search of opportunities in corporations with more volatile performance.

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns but are also subject to greater short-term price fluctuations than those in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Portfolio's relatively large position in Omnicare, a corporation that provides pharmaceutical and other health-related services to nursing homes and long-term care facilities, also hurt performance results. Although the company continued to report good earnings, investors were concerned that potential changes in government policies regarding the nation's health care system could harm the corporation's earnings outlook. Nevertheless, we have retained the stock. We think Omnicare's longer-term prospects continue to look good and that its stock price is very attractive, in spite of the potential effects of the national health care debate. In contrast, we did liquidate the Portfolio's investment in another disappointing company, insurance broker Aon, after it underperformed.

Q: What were some of the investments that had a more positive effect on the Portfolio's performance over the 12 months ended December 31, 2009?

A: Among the Portfolio's individual holdings, our investment in Teradata, an information technology corporation specializing in providing data storage services to large institutions, had the greatest positive effect on performance during the 12-month period. The company's share price more than doubled over the 12 months, as investors were attracted to its reliable revenue stream from its client firms. Another information technology company that did very well for the Portfolio was Computer Sciences Group, which provides consulting and outsourcing services for government agencies and corporate customers.

   Other Portfolio investments that performed well included Interpublic Group, owner of several advertising and communications agencies, and media company Viacom. The stocks of both companies gained as the equity market anticipated a rebound in advertising spending. Specialty retailer The Gap, meanwhile, rebounded, benefitting both from the effects of internal corporate restructuring and from an improving outlook for consumer spending in general. Late in the year, home builder D.R. Horton's share price appreciated dramatically as homebuilding stocks started to recover from their distressed price levels of early 2009.

Q: What is your investment outlook?

A: We believe that the worst of the economic downturn is behind us and that the economy should improve gradually over time, which should help support corporate profits and stock market performance. Moreover, stock prices still look very attractive, especially compared to alternative investment classes such as bonds. Given this view, we have adjusted the Portfolio to be somewhat less defensive than it was in 2009, while remaining consistent with our long-term focus on quality.

   Overall, we have built up Portfolio exposure to stocks in sectors that we feel are positioned to benefit from an economic recovery. For example, we have moved the Portfolio from an extreme underweight in the financials sector at the start of 2009 to a position closer to the Russell Index weighting. Similarly, we also have increased the Portfolio's holdings in the consumer discretionary area, which would be expected to do better as the economy improves. Notwithstanding those changes, we have kept to our discipline of investing in what we believe are high-quality, attractively priced, market-leading companies with strong financial positions. We believe this should be a winning strategy over the long run.









   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------

Shares                                                                     Value
             COMMON STOCKS - 97.7%
             Energy - 7.9%
             Coal & Consumable Fuels - 0.8%
  39,400     Consol Energy, Inc.                                    $  1,962,120
                                                                    ------------
             Oil & Gas Drilling - 0.8%
  22,400     Transocean, Ltd.*                                      $  1,854,720
                                                                    ------------
             Oil & Gas Equipment & Services - 1.0%
  83,800     Smith International, Inc.                              $  2,276,846
                                                                    ------------
             Oil & Gas Exploration & Production - 4.0%
  53,270     Devon Energy Corp.                                     $  3,915,345
  51,600     Noble Affiliates, Inc.                                    3,674,952
  41,100     Range Resources Corp.                                     2,048,835
                                                                    ------------
                                                                    $  9,639,132
                                                                    ------------
             Oil & Gas Storage & Transportation - 1.3%
 321,490     EL Paso Corp.                                          $  3,160,247
                                                                    ------------
             Total Energy                                           $ 18,893,065
                                                                    ------------
             Materials - 8.1%
             Diversified Chemical - 1.0%
  42,400     FMC Corp.                                              $  2,364,224
                                                                    ------------
             Diversified Metals & Mining - 1.0%
  29,500     Freeport-McMoRan Copper & Gold,
             Inc. (Class B)                                         $  2,368,555
                                                                    ------------
             Forest Products - 0.9%
  51,200     Weyerhaeuser Co.                                       $  2,208,768
                                                                    ------------
             Gold - 0.6%
  29,367     Newmont Mining Corp.                                   $  1,389,353
                                                                    ------------
             Industrial Gases - 1.0%
  48,600     Airgas, Inc.                                           $  2,313,360
                                                                    ------------
             Metal & Glass Containers - 2.6%
 123,041     Ball Corp.                                             $  6,361,220
                                                                    ------------
             Paper Packaging - 1.0%
 117,600     Temple-Inland, Inc.                                    $  2,482,536
                                                                    ------------
             Total Materials                                        $ 19,488,016
                                                                    ------------
             Capital Goods - 8.8%
             Aerospace & Defense - 2.4%
  60,500     ITT Corp.                                              $  3,009,270
  32,400     L-3 Communications Holdings, Inc.                         2,817,180
                                                                    ------------
                                                                    $  5,826,450
                                                                    ------------
             Electrical Component & Equipment - 0.6%
  32,300     Rockwell International Corp.                           $  1,517,454
                                                                    ------------
             Industrial Machinery - 4.3%
  78,400     Crane Co.                                              $  2,400,608
 101,399     Kennametal, Inc.                                          2,628,262
  59,000     Snap-On, Inc.                                             2,493,340
  49,700     SPX Corp.                                                 2,718,590
                                                                    ------------
                                                                    $ 10,240,800
                                                                    ------------

Shares                                                                     Value
             Trading Companies & Distributors - 1.5%
  36,554     W.W. Grainger, Inc.                                    $  3,539,524
                                                                    ------------
             Total Capital Goods                                    $ 21,124,228
                                                                    ------------
             Commercial Services & Supplies - 3.4%
             Environmental & Facilities Services - 0.9%
  71,868     Republic Services, Inc.                                $  2,034,583
                                                                    ------------
             Office Services & Supplies - 1.1%
  72,520     Avery Dennison Corp.                                   $  2,646,255
                                                                    ------------
             Research & Consulting Services - 1.4%
 111,190     Equifax, Inc.                                          $  3,434,659
                                                                    ------------
             Total Commercial Services &
             Supplies                                               $  8,115,497
                                                                    ------------
             Automobiles & Components - 1.8%
             Auto Parts & Equipment - 1.1%
  80,000     BorgWarner, Inc.                                       $  2,657,600
                                                                    ------------
             Motorcycle Manufacturers - 0.7%
  69,000     Harley-Davidson, Inc. (b)                              $  1,738,800
                                                                    ------------
             Total Automobiles &
             Components                                             $  4,396,400
                                                                    ------------
             Consumer Durables & Apparel - 2.5%
             Homebuilding - 1.5%
 179,100     Pulte Homes, Inc.*                                     $  1,791,000
  97,300     Toll Brothers, Inc.*                                      1,830,213
                                                                    ------------
                                                                    $  3,621,213
                                                                    ------------
             Housewares & Specialties - 1.0%
  52,901     Fortune Brands, Inc.                                   $  2,285,323
                                                                    ------------
             Total Consumer Durables &
             Apparel                                                $  5,906,536
                                                                    ------------
             Consumer Services - 1.8%
             Restaurants - 1.8%
 127,100     Burger King Holdings, Inc.                             $  2,392,022
  96,600     Jack In The Box, Inc.*                                    1,900,122
                                                                    ------------
                                                                    $  4,292,144
                                                                    ------------
             Total Consumer Services                                $  4,292,144
                                                                    ------------
             Media - 4.0%
             Advertising - 2.3%
 758,894     The Interpublic Group of Companies,
             Inc.*                                                  $  5,600,638
                                                                    ------------
             Broadcasting - 0.5%
  78,800     CBS Corp. (Class B)                                    $  1,107,140
                                                                    ------------
             Movies & Entertainment - 1.2%
  93,962     Viacom, Inc. (Class B)*                                $  2,793,490
                                                                    ------------
             Total Media                                            $  9,501,268
                                                                    ------------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
             Retailing - 2.4%
             Apparel Retail - 0.8%
  92,382     Gap Inc.                                               $  1,935,403
                                                                    ------------
             Computer & Electronics Retail - 1.2%
  71,700     Best Buy Co., Inc.                                     $  2,829,282
                                                                    ------------
             Department Stores - 0.4%
  29,200     Nordstrom, Inc.                                        $  1,097,336
                                                                    ------------
             Total Retailing                                        $  5,862,021
                                                                    ------------
             Food & Drug Retailing - 0.9%
             Food Retail - 0.9%
 110,669     Kroger Co.                                             $  2,272,035
                                                                    ------------
             Total Food & Drug Retailing                            $  2,272,035
                                                                    ------------
             Food, Beverage & Tobacco - 4.1%
             Brewers - 1.0%
  60,532     Molson Coors Brewing Co. (Class B)                     $  2,733,625
                                                                    ------------
             Distillers & Vintners - 1.0%
 142,600     Constellation Brands, Inc.*                            $  2,271,618
                                                                    ------------
             Packaged Foods & Meats - 2.1%
  68,600     Hershey Foods Corp.                                    $  2,455,194
  40,200     The J.M. Smucker Co.                                      2,482,350
                                                                    ------------
                                                                    $  4,937,544
                                                                    ------------
             Total Food, Beverage & Tobacco                         $  9,942,787
                                                                    ------------
             Household & Personal Products - 1.2%
             Personal Products - 1.2%
  58,680     Estee Lauder Co. (b)                                   $  2,837,765
                                                                    ------------
             Total Household & Personal
             Products                                               $  2,837,765
                                                                    ------------
             Health Care Equipment & Services - 6.1%
             Health Care Equipment - 1.0%
  41,500     Baxter International, Inc.                             $  2,435,220
                                                                    ------------
             Health Care Services - 2.8%
 279,999     Omnicare, Inc.                                         $  6,770,376
                                                                    ------------
             Managed Health Care - 2.3%
  95,863     AETNA, Inc.                                            $  3,038,857
  77,000     United Healthcare Group, Inc.                             2,346,960
                                                                    ------------
                                                                    $  5,385,817
                                                                    ------------
             Total Health Care Equipment &
             Services                                               $ 14,591,413
                                                                    ------------
             Pharmaceuticals & Biotechnology - 2.5%
             Life Sciences Tools & Services - 1.4%
  68,300     Thermo Fisher Scientific, Inc.*                        $  3,257,227
                                                                    ------------
             Pharmaceuticals - 1.1%
  82,100     Forest Laboratories, Inc.*                             $  2,636,231
                                                                    ------------
             Total Pharmaceuticals &
             Biotechnology                                          $  5,893,458
                                                                    ------------

Shares                                                                     Value
             Banks - 3.6%
             Regional Banks - 2.9%
 464,249     KeyCorp                                                $  2,576,582
  18,000     M&T Bank Corp. (b)                                        1,204,020
  43,700     PNC Bank Corp.                                            2,306,923
  42,800     SunTrust Banks, Inc.                                        868,412
                                                                    ------------
                                                                    $  6,955,937
                                                                    ------------
             Thrifts & Mortgage Finance - 0.7%
  99,930     People's Bank                                          $  1,668,831
                                                                    ------------
             Total Banks                                            $  8,624,768
                                                                    ------------
             Diversified Financials - 4.6%
             Asset Management & Custody Banks - 2.6%
  12,900     Franklin Resources, Inc.                               $  1,359,015
  90,700     Northern Trust Corp.                                      4,752,680
                                                                    ------------
                                                                    $  6,111,695
                                                                    ------------
             Investment Banking & Brokerage - 2.0%
 126,523     Lazard, Ltd.                                           $  4,804,078
                                                                    ------------
             Total Diversified Financials                           $ 10,915,773
                                                                    ------------
             Insurance - 8.9%
             Insurance Brokers - 1.1%
 123,200     Marsh & McLennan Co., Inc.                             $  2,720,256
                                                                    ------------
             Life & Health Insurance - 2.4%
 291,989     UNUM Group, Inc.                                       $  5,699,625
                                                                    ------------
             Multi-Line Insurance - 1.6%
  70,600     Assurant, Inc.                                         $  2,081,288
  73,100     Hartford Financial Services Group, Inc.                   1,700,306
                                                                    ------------
                                                                    $  3,781,594
                                                                    ------------
             Property & Casualty Insurance - 1.9%
 154,900     Assured Guaranty, Ltd.                                 $  3,370,624
  69,439     Progressive Corp.                                         1,249,208
                                                                    ------------
                                                                    $  4,619,832
                                                                    ------------
             Reinsurance - 1.9%
  84,682     Renaissancere Holdings, Ltd.                           $  4,500,848
                                                                    ------------
             Total Insurance                                        $ 21,322,155
                                                                    ------------
             Real Estate - 6.8%
             Diversified Real Estate Investment Trust - 1.1%
  36,664     Vornado Realty Trust, Inc.                             $  2,564,280
                                                                    ------------
             Mortgage Real Estate Investment Trust - 1.4%
 144,745     Annaly Capital Management Inc.                         $  2,511,326
  44,441     Starwood Property Trust, Inc.                               839,490
                                                                    ------------
                                                                    $  3,350,816
                                                                    ------------
             Office Real Estate Investment Trust - 1.8%
  29,700     Alexandria Real Estate Equities,
             Inc. (b)                                               $  1,909,413
  34,441     Boston Properties, Inc.                                   2,309,958
                                                                    ------------
                                                                    $  4,219,371
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
             Residential Real Estate Investment Trust - 0.4%
  32,000     Equity Residential Property Trust, Inc.                $  1,080,960
                                                                    ------------
             Retail Real Estate Investment Trust - 0.5%
  36,600     Regency Centers Corp. (b)                              $  1,283,196
                                                                    ------------
             Specialized Real Estate Investment Trust - 1.6%
  20,440     Public Storage, Inc.                                   $  1,664,838
  47,600     Ventas, Inc.                                              2,082,024
                                                                    ------------
                                                                    $  3,746,862
                                                                    ------------
             Total Real Estate                                      $ 16,245,485
                                                                    ------------
             Software & Services - 6.1%
             Application Software - 1.1%
 355,167     Compuware Corp.*                                       $  2,567,857
                                                                    ------------
             Data Processing & Outsourced Services - 3.5%
 187,500     Western Union Co.                                      $  3,534,375
  71,738     Computer Sciences Corp.*                                  4,127,087
  16,592     Hewitt Associates, Inc.*                                    701,178
                                                                    ------------
                                                                    $  8,362,640
                                                                    ------------
             Home Entertainment Software - 0.6%
  81,100     Electronic Arts, Inc.*                                 $  1,439,525
                                                                    ------------
             Systems Software - 0.9%
  97,300     CA, Inc.                                               $  2,185,358
                                                                    ------------
             Total Software & Services                              $ 14,555,380
                                                                    ------------
             Technology Hardware & Equipment - 2.4%
             Communications Equipment - 0.9%
  26,600     Qualcomm, Inc.                                         $  1,230,516
  12,900     Research In Motion Co.*                                     871,266
                                                                    ------------
                                                                    $  2,101,782
                                                                    ------------
             Computer Hardware - 1.5%
 112,920     Teradata Corp.*                                        $  3,549,076
                                                                    ------------
             Total Technology Hardware &
             Equipment                                              $  5,650,858
                                                                    ------------
             Semiconductors - 1.0%
  76,360     Analog Devices, Inc.                                   $  2,411,449
                                                                    ------------
             Total Semiconductors                                   $  2,411,449
                                                                    ------------
             Telecommunication Services - 1.5%
             Integrated Telecommunication Services - 1.5%
  97,500     Century Telephone Enterprises, Inc.                    $  3,530,475
                                                                    ------------
             Total Telecommunication
             Services                                               $  3,530,475
                                                                    ------------
             Utilities - 7.3%
             Electric Utilities - 1.8%
  80,443     Edison International, Inc.                             $  2,797,808
  36,191     FirstEnergy Corp.                                         1,681,072
                                                                    ------------
                                                                    $  4,478,880
                                                                    ------------
             Gas Utilities - 1.0%
  58,201     Questar Corp.                                          $  2,419,416
                                                                    ------------


Shares                                                                     Value
              Independent Power Producer & Energy
              Traders - 1.1%
 109,200      NRG Energy, Inc.*                                     $  2,578,212
                                                                    ------------
              Multi-Utilities - 3.4%
  93,584      Public Service Enterprise Group, Inc.                 $  3,111,666
  89,010      Sempra Energy Co.                                        4,982,780
                                                                    ------------
                                                                    $  8,094,446
                                                                    ------------
              Total Utilities                                       $ 17,570,954
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $209,059,422)                                   $233,943,930
                                                                    ------------


   Principal
  Amount ($)
              TEMPORARY CASH INVESTMENTS - 2.9%
              Securities Lending Collateral - 2.9% (c)
              Certificates of Deposit:
 209,030      Bank of Nova Scotia, 0.19%,
              2/17/10                                               $    209,030
 209,030      DnB NOR Bank ASA NY, 0.2%,
              2/17/10                                                    209,030
  76,094      Nordea Bank Finland, 0.19%,
              1/28/10                                                     76,094
 190,032      Svenska NY, 0.20%, 3/30/10                                 190,032
 228,033      Rabobank Nederland NY, 0.19%,
              3/2/10                                                     228,033
  20,383      Westpac Banking NY, 1.35%,
              3/19/10                                                     20,383
 190,027      Societe Generale, 0.21%, 3/4/10                            190,027
 209,030      CBA Financial, 0.27%, 1/3/11                               209,030
  57,880      BNP Paribas, 0.78%, 6/4/10                                  57,880
 134,996      Wachovia Bank NA, 1.17%,
              5/14/10                                                    134,996
                                                                    ------------
                                                                    $  1,524,535
                                                                    ------------
              Commercial Paper:
 151,932      BBVA London, 0.28%, 3/18/10                           $    151,932
  40,783      US Bancorp, 0.26%, 5/6/10                                   40,783
  38,277      American Honda Finance, 0.22%,
              2/5/10                                                      38,277
  57,058      GE Capital Corp., 0.45%, 8/20/10                            57,058
  20,571      GE Capital Corp., 0.38%,
              10/21/10                                                    20,571
  20,709      GE Capital Corp., 0.34%, 10/6/10                            20,709
 151,976      HND AF, 0.18%, 3/2/10                                      151,976
 208,973      HSBC, 0.20%, 2/19/10                                       208,973
  21,196      John Deer Capital Corp., 0.36%,
              7/6/10                                                      21,196
 160,956      JPMorgan Chase & Co., 0.57%,
              9/24/10                                                    160,956
 189,963      NABPP, 0.19%, 3/8/10                                       189,963
 148,110      PARFIN, 0.25%, 4/19/10                                     148,110
 189,950      Cafco, 0.20%, 3/15/10                                      189,950
 208,964      Char FD, 0.18%, 3/5/10                                     208,964


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal
  Amount ($)                                                               Value
              Commercial Paper - (continued)
     189,834  WSTPAC, 0.25%, 5/27/10                                $    189,834
     113,974  Ciesco, 0.20%, 3/8/10                                      113,974
      94,988  Ciesco, 0.20%, 2/18/10                                      94,988
     189,989  Fasco, 0.17%, 2/12/10                                      189,989
      95,147  Kithaw, 0.21%, 3/2/10                                       95,147
      97,467  Kithaw, 0.20%, 2/23/10                                      97,467
     130,493  Old LLC, 0.19%, 3/17/10                                    130,493
      53,286  Old LLC, 0.18%, 2/17/10                                     53,286
      64,873  Ranger, 0.20%, 3/12/10                                      64,873
      64,598  SRCPP, 0.19%, 2/3/10                                        64,598
     132,991  SRCPP, 0.19%, 2/10/10                                      132,991
      56,959  TB LLC, 0.19%, 2/8/10                                       56,959
     104,457  TB LLC, 0.20%, 3/5/10                                      104,457
      38,025  TB LLC, 0.10%, 2/9/10                                       38,025
     216,826  Bank of America, 0.87%,
              5/12/10                                                    216,826
      38,011  BBVA Senior US, 0.30%,
              3/12/10                                                     38,011
     215,494  Santander, 0.33%, 7/23/10                                  215,494
      75,983  WFC, 0.49%, 8/20/10                                         75,983
                                                                    ------------
                                                                    $  3,582,813
                                                                    ------------
              Tri-party Repurchase
              Agreements:
     760,108  Deutsche Bank, 0.01%, 1/4/10                          $    760,108
     380,054  JPMorgan, 0.0%, 1/4/10                                     380,054
     513,472  Barclays Capital Markets, 0.0%,
              1/4/10                                                     513,472
                                                                    ------------
                                                                    $  1,653,634
                                                                    ------------


Shares
              Money Market Mutual Funds:
     152,022  Dreyfus Preferred Money Market
              Fund                                                  $    152,021
     152,022  Blackrock Liquidity Temporary
              Cash Fund                                                  152,022
                                                                    ------------
                                                                    $    304,043
                                                                    ------------
              Total Securities Lending
              Collateral                                            $  7,065,025
                                                                    ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $7,065,025)                                     $  7,065,025
                                                                    ------------
              TOTAL INVESTMENT IN
              SECURITIES - 100.6%
              (Cost $216,124,447) (a)                               $241,008,955
                                                                    ------------
              OTHER ASSETS AND
              LIABILITIES - (0.6)%                                  $ (1,458,255)
                                                                    ------------
              TOTAL NET ASSETS - 100.0%                             $239,550,700
                                                                    ============

*     Non-income producing security.
(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $219,735,076 was as follows:

         Aggregate gross unrealized gain for all
            investments in which there is an excess of
            value over tax cost                               $28,830,531
         Aggregate gross unrealized loss for all
            investments in which there is an excess of tax
            cost over value                                    (7,556,652)
                                                              -----------
        Net unrealized gain                                   $21,273,879
                                                              ===========

(b)   At December 31, 2009, the following securities were out on loan:

      Shares                   Security                        Value
      29,000      Alexandria Real Estate Equities, Inc.     $1,864,410
      51,900      Estee Lauder Co.                           2,509,884
      40,000      Harley-Davidson, Inc.                      1,008,000
      17,800      M&T Bank Corp.                             1,190,642
       7,000      Regency Centers Corp.                        245,420
                                                            ----------
                  Total                                     $6,818,356
                                                            ==========

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $185,875,991 and $169,948,088, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                       Level 1          Level 2      Level 3         Total
Common Stocks       $233,943,930      $        -         $-      $233,943,930
Temporary Cash
   Investments                 -       6,760,982          -         6,760,982
Money Market
   Mutual Funds          304,043               -          -           304,043
                    ------------      ----------         --      ------------
  Total             $234,247,973      $6,760,982         $-      $241,008,955
                    ============      ==========         ==      ============


  The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year            Year           Year           Year           Year
                                                       Ended          Ended           Ended          Ended         Ended
                                                     12/31/09        12/31/08       12/31/07       12/31/06       12/31/05
Class I
Net asset value, beginning of period                 $  11.72       $  19.22        $  20.32       $  25.00      $  24.67
                                                     --------       --------        --------       --------      --------
Increase (decrease) from investment operations:
 Net investment income                               $   0.20       $   0.23        $   0.21       $   0.20      $   0.15
 Net realized and unrealized gain (loss) on
  investments                                            2.76          (6.24)           1.11           1.98          1.75
                                                     --------       --------        --------       --------      --------
  Net increase (decrease) from investment
    operations                                       $   2.96       $  (6.01)       $   1.32       $   2.18      $   1.90
Distributions to shareowners:
 Net investment income                                  (0.20)         (0.19)          (0.17)         (0.26)        (0.08)
 Net realized gain                                         --          (1.30)          (2.25)         (6.60)        (1.49)
                                                     --------       --------        --------       --------      --------
Net increase (decrease) in net asset value           $   2.76       $  (7.50)       $  (1.10)      $  (4.68)     $   0.33
                                                     --------       --------        --------       --------      --------
Net asset value, end of period                       $  14.48       $  11.72        $  19.22       $  20.32      $  25.00
                                                     ========       ========        ========       ========      ========
Total return*                                           25.58%        (33.58)%          5.58%         12.59%         7.88%
Ratio of net expenses to average net assets+             0.75%          0.77%           0.71%          0.71%         0.71%
Ratio of net investment income to average net
 assets+                                                 1.39%          1.23%           0.80%          0.88%         0.58%
Portfolio turnover rate                                    88%            60%             57%           104%           42%
Net assets, end of period (in thousands)             $113,962       $103,527        $192,387       $292,001      $288,837
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                            0.75%          0.77%           0.71%          0.71%         0.71%
 Net investment income                                   1.39%          1.23%           0.80%          0.88%         0.58%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year            Year           Year           Year           Year
                                                       Ended          Ended           Ended          Ended         Ended
                                                     12/31/09        12/31/08       12/31/07       12/31/06       12/31/05
Class II
Net asset value, beginning of period                 $  11.66       $  19.13        $  20.24       $  24.72       $ 24.44
                                                     --------       --------        --------       --------       -------
Increase (decrease) from investment operations:
 Net investment income                               $   0.10       $   0.16        $   0.10       $   0.07       $  0.35
 Net realized and unrealized gain (loss) on
  investments                                            2.81          (6.18)           1.17           2.05          1.47
                                                     --------       --------        --------       --------       -------
  Net increase (decrease) from investment
    operations                                       $   2.91       $  (6.03)       $   1.27       $   2.12       $  1.82
Distributions to shareowners:
 Net investment income                                  (0.16)         (0.14)          (0.13)            --         (0.05)
 Net realized gain                                         --          (1.30)          (2.25)         (6.60)        (1.49)
                                                     --------       --------        --------       --------       -------
Net increase (decrease) in net asset value           $   2.75       $  (7.47)       $  (1.11)      $  (4.48)      $  0.28
                                                     --------       --------        --------       --------       -------
Net asset value, end of period                       $  14.41       $  11.66        $  19.13       $  20.24       $ 24.72
                                                     ========       ========        ========       ========       =======
Total return*                                           25.26%        (33.76)%          5.35%         12.27%         7.64%
Ratio of net expenses to average net assets+             1.00%          1.02%           0.96%          0.96%         0.95%
Ratio of net investment income to average net
 assets+                                                 1.14%          1.00%           0.63%          0.63%         0.25%
Portfolio turnover rate                                    88%            60%             57%           104%           42%
Net assets, end of period (in thousands)             $125,589       $ 78,419        $124,722       $100,696       $88,217

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $6,818,356) (cost $216,124,447)   $ 241,008,955
 Cash                                                                                           5,084,254
 Receivables --
 Investment securities sold                                                                       507,075
 Portfolio shares sold                                                                            115,014
 Dividends                                                                                        332,723
 Other                                                                                              4,304
                                                                                            -------------
  Total assets                                                                              $ 247,052,325
                                                                                            -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                            $     155,241
 Portfolio shares repurchased                                                                     208,462
 Upon return of securities loaned                                                               7,065,025
 Due to affiliates                                                                                 11,176
 Accrued expenses                                                                                  61,721
                                                                                            -------------
  Total liabilities                                                                         $   7,501,625
                                                                                            -------------
NET ASSETS:
 Paid-in capital                                                                            $ 266,484,855
 Undistributed net investment income                                                            2,553,128
 Accumulated net realized loss on investments                                                 (54,371,791)
 Net unrealized gain on investments                                                            24,884,508
                                                                                            -------------
  Total net assets                                                                          $ 239,550,700
                                                                                            =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $113,961,626/7,871,534 shares)                                           $       14.48
                                                                                            =============
 Class II (based on $125,589,074/8,718,036 shares)                                          $       14.41
                                                                                            =============


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09

INVESTMENT INCOME:
 Dividends                                                 $4,125,651
 Interest                                                      16,544
 Income from securities loaned, net                           105,967
                                                           ----------
  Total investment income                                                   $   4,248,162
                                                                            -------------
EXPENSES:
 Management fees                                           $1,291,953
 Transfer agent fees
 Class I                                                        1,623
 Class II                                                       1,348
 Distribution fees
 Class II                                                     236,762
 Administrative reimbursements                                 69,261
 Custodian fees                                                33,087
 Professional fees                                             55,499
 Printing expense                                              23,088
 Fees and expenses of non-affiliated trustees                   7,913
 Miscellaneous                                                  6,608
                                                           ----------
  Total expenses                                                            $   1,727,142
                                                                            -------------
   Net investment income                                                    $   2,521,020
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                           $ (18,601,772)
                                                                            -------------
 Change in net unrealized loss on investments                               $  63,231,365
                                                                            -------------
 Net gain on investments                                                    $  44,629,593
                                                                            -------------
 Net increase in net assets resulting from operations                       $  47,150,613
                                                                            =============


 The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively

                                                                            Year                Year
                                                                            Ended               Ended
                                                                          12/31/09            12/31/08
FROM OPERATIONS:
Net investment income                                                  $   2,521,020       $    2,884,260
Net realized loss on investments                                         (18,601,772)         (35,476,385)
Change in net unrealized gain (loss) on investments                       63,231,365          (65,690,967)
                                                                       -------------       --------------
  Net increase (decrease) in net assets resulting from operations      $  47,150,613       $  (98,283,092)
                                                                       -------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.20 and $0.19 per share, respectively)                    $  (1,640,312)      $   (1,707,873)
  Class II ($0.16 and $0.14 per share, respectively)                      (1,213,857)            (933,034)
Net realized gain:
  Class I ($0.00 and $1.30 per share, respectively)                               --          (11,746,589)
  Class II ($0.00 and $1.30 per share, respectively)                              --           (8,472,833)
                                                                       -------------       --------------
    Total distributions to shareowners                                 $  (2,854,169)      $  (22,860,329)
                                                                       -------------       --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  44,678,913       $   29,104,880
Reinvestment of distributions                                              2,854,160           22,860,268
Cost of shares repurchased                                               (34,225,297)         (65,983,980)
                                                                       -------------       --------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                       $  13,307,776       $  (14,018,832)
                                                                       -------------       --------------
  Net increase (decrease) in net assets                                $  57,604,220       $ (135,162,253)
NET ASSETS:
Beginning of year                                                        181,946,480          317,108,733
                                                                       -------------       --------------
End of year                                                            $ 239,550,700       $  181,946,480
                                                                       =============       ==============
Undistributed net investment income                                    $   2,553,128       $    2,953,502
                                                                       =============       ==============


                                     '09 Shares        '09 Amount         '08 Shares        '08 Amount
CLASS I
Shares sold                             598,148      $   7,212,816           488,623      $   7,499,231
Reinvestment of distributions           136,920          1,640,298           805,653         13,454,401
Less shares repurchased              (1,698,911)       (20,798,375)       (2,468,869)       (39,249,992)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (963,843)     $ (11,945,261)       (1,174,593)     $ (18,296,360)
                                     ==========      =============        ==========      =============
CLASS II
Shares sold                           3,018,461      $  37,466,102         1,345,722      $  21,605,649
Reinvestment of distributions           101,663          1,213,857           565,257          9,405,867
Less shares repurchased              (1,129,213)       (13,426,922)       (1,704,012)       (26,733,988)
                                     ----------      -------------        ----------      -------------
  Net increase                        1,990,911      $  25,253,037           206,967      $   4,277,528
                                     ==========      =============        ==========      =============


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The fair values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Portfolio.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives and are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. As of December 31, 2009, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2009, the Portfolio had no outstanding portfolio or settlement hedges.

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $50,688,489, of which, the following amounts will expire between 2016 and 2017 if not utilized: $22,153,323 in 2016 and $28,535,166 in 2017.

   At December 31, 2009, the Portfolio has reclassified $67,225 to decrease undistributed net investment income, and $67,225 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        2009              2008
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                   $  2,854,169       $ 2,833,769
  Long-term capital gain                       -        20,026,560
                                    ------------       -----------
    Total distributions             $  2,854,169       $22,860,329
                                    ============       ===========
  Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income     $  2,480,455
  Capital loss carryforward          (50,688,489)
  Unrealized appreciation             21,273,879
                                    ------------
    Total                           $(26,934,155)
                                    ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustments on partnerships and REIT holdings.


F. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $246,276 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.88% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I Shares. These expense limitations are in effect through May 1, 2011. There can be no assurances that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,504 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,803 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $869 in distribution fees payable to PFD at December 31, 2009.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one, five and ten year periods ended June 30, 2009 and in the first quintile of its Morningstar category for the three year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                        Trustees and Officers
Pioneer Investment Management, Inc.                       The Board of Trustees provides broad super vision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's
Custodian                                                 operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                             their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are
Independent Registered Public Accounting Firm             referred to as Interested Trustees. Trustees who are not interested
Ernst & Young LLP                                         persons of the Trust are referred to as Independent Trustees. Each of the
                                                          Trustees, except Mr. West, ser ves as a Trustee of each of the 61 U.S.
                                                          registered investment por tfolios for which Pioneer ser ves as investment
Principal Underwriter                                     adviser (the "Pioneer Funds"). Mr. West ser ves as a Trustee of 46 U.S.
Pioneer Funds Distributor, Inc.                           registered investment por tfolios for which Pioneer ser ves as investment adviser. The address for all Trustees and all officers of the Por tfolio
Legal Counsel                                             is 60 State Street, Boston, Massachusetts 02109.
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(51)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Deputy Chairman and a director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(51)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); and Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (66)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(65)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(62)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (66)         Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 to 2004 and 2008 to present); and Executive Vice
                           President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
-------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          President, Bush International, LLC (international financial advisory firm)
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(65)
-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(62)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (66)         Director of Enterprise Community
                           Investment, Inc. (privately held affordable
                           housing finance company); and Director of
                           Oxford Analytica, Inc. (privately held
                           research and consulting company)
------------------------------------------------------------------------
Mary K. Bush (61)          Director of Marriott International, Inc.;
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
------------------------------------------------------------------------
Benjamin M. Friedman
(65)
------------------------------------------------------------------------
Margaret B.W. Graham       None
(62)
------------------------------------------------------------------------
Thomas J. Perna (59)       None
------------------------------------------------------------------------
Marguerite A. Piret (61)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
------------------------------------------------------------------------
Stephen K. West (81)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (61)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
-------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
-------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
-------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
-------------------------------------------------------------------------
Gary Sullivan (51)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
-------------------------------------------------------------------------
David F. Johnson (30)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
-------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
-------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005); and
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18647-04-0210


                                                            [Logo]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


                            Pioneer Money Market VCT Portfolio -- Class I Shares





                                                                   ANNUAL REPORT


                                                               December 31, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Schedule of Investments                                                4

  Financial Statements                                                   9

  Notes to Financial Statements                                         13

  Report of Independent Registered Public
    Accounting Firm                                                     16

  Approval of Investment Advisory Agreement                             17

  Trustees, Officers and Service Providers                              19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Short-term interest rates stood near historic lows throughout 2009, as the Federal Reserve Board (the Fed) held to an accommodative monetary policy in its effort to encourage the flow of money in the financial system. In the following interview, Seth Roman reviews the investment environment and the factors that affected the Pioneer Money Market VCT Portfolio during the 12 months ended December 31, 2009. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Pioneer VCT Money Market Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2009?

A: Pioneer Money Market VCT Portfolio showed modest, positive performance, consistent with our emphasis on capital preservation, during a 12-month period in which the market for short-term securities offered extraordinarily low yields. Pioneer Money Market VCT Portfolio's Class I shares produced a total return of 0.17% at net asset value during the 12 months ended on December 31, 2009, while the average return of the 105 variable portfolios in Lipper's Money Market Underlying category was 0.19%. On December 31, 2009, the 7-day effective SEC yield on Class I shares was 0.01%. The Portfolio met its primary objective of preserving investors' capital, as the net asset value per share remained at $1.00 throughout 2009.

Q: What were the principal factors affecting Portfolio performance during the 12 months ended December 31, 2009?

A: The yields available from short-term securities remained at extraordinarily low levels during the year. Some Treasury bills, for example, were yielding just one basis point (0.01%) during the one-year period. The Fed kept the overnight lending rate between 0.00% and 0.25% during most of the year, while the flow of money into the short-term marketplace kept prices up and yields down, as the economy appeared to stabilize and more investors allocated money into the short-term market. Investors seemed to take to heart the lessons of the recent financial crisis, when the net asset values of some well-known money market portfolios fell below the $1.00 level after managers had stretched for extra yield by taking on too much risk.

     Given that backdrop, we decided not to reach for higher yield at the expense of quality, and we maintained a very conservative positioning throughout 2009, focusing on the Portfolio's goal of preserving capital. We increased the Portfolio's allocations to Treasury bills, repurchase agreements and certificates of deposit--all of which were highly liquid and easily tradable, but offered little current income. We also invested the Portfolio in more short-term municipal securities, which historically have had lower default rates than corporate debt. When investing the Portfolio in bank certificates of deposit, we made sure that we invested only in certificates issued by large, financially stable banks and avoided those issued by more distressed banks or regional institutions that were overexposed to the commercial real estate market.

     We kept to a "barbelled" approach with respect to maturities in the Portfolio, with large concentrations of invested assets allocated either to very short-term securities or to longer-dated, short-term securities, with relatively few investments in between. The short-term securities ensured that the Portfolio remained highly liquid, while the longer-dated securities offered some yield advantages. The Portfolio's average credit quality remained at AAA as of December 31, 2009(1), with the average maturity targeted in the 50- to 60-day range over most of the period.

     (1) Average Credit Quality is an asset weighted average of the higher rating of the fixed income securities, cash, and cash equivalents in the Fund as provided by Moody's or S&P. The rating also includes securities that have not been rated by either of the rating agencies, which has the effect of reducing the overall average. Source: Wilshire Axiom.

Q:   What is your investment outlook?

A: We expect short-term interest rates will remain at very low levels for the immediate future. The Fed is not likely to raise the benchmark Federal funds rate soon, especially in a mid-term election year when unemployment remains high. The economy appears to be recovering, but that recovery is likely to be gradual. We do, however, see some positive signs in the credit markets and it also appears to us that the housing market has bottomed-out.

     Given this environment, we expect to continue to focus on capital preservation and maintain a conservative positioning for the Portfolio, with a barbell approach to maturities and an emphasis on highly-liquid assets. We will watch closely for any changes in the overall economic environment and then make adjustments to the Portfolio that we think are appropriate.


Prices and Distributions

                               12/31/09     12/31/08
Net Asset Value per Share     $ 1.00       $ 1.00


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
                              $ 0.0017           $  -             $  -

A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
---------------------
Average Annual Total Returns
(As of December 31, 2009)

Net Asset Value
10 Years                2.57%
5 Years                 2.85%
1 Year                  0.17%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

Share Class                                     I
--------------------------------------------------------
Beginning Account Value on 7/1/09           $ 1,000.00
Ending Account Value on 12/31/09            $ 1,000.10
Expenses Paid During Period*                $     2.87

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

Share Class                                         I
------------------------------------------   --------------
Beginning Account Value on 7/1/09              $ 1,000.00
Ending Account Value on 12/31/09               $ 1,022.23
Expenses Paid During Period*                   $     2.91

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------

                  Floating   S&P/Moody's
Principal         Rate (b)   Ratings
Amount ($)     (unaudited)   (unaudited)                                                                           Value
                                           CORPORATE BONDS - 15.4%
                                           Energy - 1.0%
                                           Integrated Oil & Gas - 1.0%
   405,000   2.79            NR/Aa1        BP Capital Markets Plc, Floating Rate Note, 1/11/10               $   405,000
                                                                                                             -----------
                                           Total Energy                                                      $   405,000
                                                                                                             -----------
                                           Household & Personal Products - 0.4%
                                           Personal Products - 0.4%
   105,000   0.53            AA-/Aa3       Procter & Gamble Co., Floating Rate Note, 2/8/10                  $   105,000
    70,000   1.00            AA-/Aa3       Procter & Gamble International Co., Floating Rate Note, 5/7/10         70,000
                                                                                                             -----------
                                                                                                             $   175,000
                                                                                                             -----------
                                           Total Household & Personal Products                               $   175,000
                                                                                                             -----------
                                           Banks - 8.3%
                                           Diversified Banks - 7.7%
   900,000                   AA/Aa1        BNP Paribas SA, 1.6125%, 3/10/10                                  $   899,893
   305,000   3.01            AA/Aa1        BNP Paribas SA, Floating Rate Note, 2/13/09                           305,000
   250,000                   AAA/Aaa       Rabobank Nederland NV, 0.51%, 8/16/14                                 250,000
   540,000                   AAA/Aaa       Rabobank Nederland NV, 1.22563%, 5/19/10                              541,049
    65,000                   AA-/Aaa       Royal Bank of Canada, 0.53313%, 9/28/10                                65,136
   113,000   0.68            A+/Aa3        US Bancorp, Floating Rate Note, 2/4/10                                113,051
   670,000   1.41            A+/Aa3        US Bancorp, Floating Rate Note, 5/6/10                                671,003
   350,000   1.48            AA-/A1        Wells Fargo Co., Floating Rate Note, 1/29/10                          349,992
                                                                                                             -----------
                                                                                                             $ 3,195,124
                                                                                                             -----------
                                           Regional Banks - 0.6%
   250,000                   AAA/Aaa       Bank of America NA, 1.3425%, 9/13/10                              $   250,000
                                                                                                             -----------
                                           Total Banks                                                       $ 3,445,124
                                                                                                             -----------
                                           Diversified Financials - 4.7%
                                           Asset Management & Custody Banks - 0.3%
   100,000   1.63            AA-/Aa2       Bank of New York Mellon Corp., Floating Rate Note, 2/5/10         $    99,939
                                                                                                             -----------
                                           Diversified Financial Services - 1.9%
   115,000   1.46            AAA/Aaa       General Electric Capital Corp., Floating Rate Note, 7/8/10        $   115,037
   260,000                   A+/Aa3        JPMorgan Chase & Co., 1.14%, 3/10/10                                  260,215
   410,000   1.62            A+/Aa3        JPMorgan Chase & Co., Floating Rate Note, 1/22/10                     409,927
                                                                                                             -----------
                                                                                                             $   785,179
                                                                                                             -----------
                                           Investment Banking & Brokerage - 2.5%
   135,000                   A+/Aa3        Bear Stearns Co., LLC, 1.36563%, 5/18/10                          $   134,701
   535,000   0.75            A+/Aa3        Bear Stearns Co., LLC, Floating Rate Note, 2/23/10                    534,840
    55,000   5.60            A+/Aa1        Credit Suisse FB USA, Inc., Floating Rate Note, 1/15/10                55,007
   315,000                   A+/Aa1        Credit Suisse USA, Inc., 4.125%, 1/15/10                              315,389
                                                                                                             -----------
                                                                                                             $ 1,039,937
                                                                                                             -----------
                                           Total Diversified Financials                                      $ 1,925,055
                                                                                                             -----------
                                           Insurance - 1.0%
                                           Multi-Line Insurance - 1.0%
   400,000                   AA-/Aa3       Metropolitan Life Global Funding Inc., 4.5%, 5/5/10               $   403,662
                                                                                                             -----------
                                           Total Insurance                                                   $   403,662
                                                                                                             -----------
                                           TOTAL CORPORATE BONDS
                                           (Cost $6,353,841)                                                 $ 6,353,841
                                                                                                             -----------

4    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Floating   S&P/Moody's
Principal         Rate (b)   Ratings
Amount ($)     (unaudited)   (unaudited)                                                                                Value
                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS - 31.9%
    410,000  2.68            AAA/Aaa       Federal Farm Credit Bank, Floating Rate Note, 2/11/10                  $   410,112
    215,000                  AAA/NR        Federal Home Loan Bank, 0.45%, 12/30/10                                    215,000
    225,000                  AAA/NR        Federal Home Loan Bank, 0.5%, 10/28/10                                     225,000
    105,000                  AAA/Aaa       Federal Home Loan Bank, 0.5%, 12/28/10                                     105,000
    225,000                  AAA/NR        Federal Home Loan Bank, 0.51%, 10/28/10                                    225,000
    225,000  0.79            AAA/AAA       Federal Home Loan Bank, 0.88%, 3/12/10                                     225,025
    505,000                  AAA/Aaa       Federal Home Loan Bank, 2.318%, 2/10/10                                    505,228
    220,000  0.40            AAA/Aaa       Federal Home Loan Bank, Floating Rate Note, 2/19/10                        220,132
    775,000  0.24            AAA/Aaa       Federal Home Loan Mortgage Corp., Floating Rate Note, 8/24/10              775,614
    230,000                  AAA/Aaa       Federal Home Loan Mortgage Corp., 0.34969%, 4/1/11                         230,354
    235,000                  AAA/Aaa       Federal Home Loan Mortgage Corp., 1.43%, 9/3/10                            236,287
    435,000  0.66            AAA/AAA       Federal Home Loan Mortgage Corp., Floating Rate Note, 1/22/10              435,009
    600,000                  AAA/Aaa       Federal National Mortgage Association, 4.36875%, 1/21/10                   600,084
  1,500,000                  AAA/Aaa       Federal National Mortgage Association, 0.96625%, 8/5/10                  1,502,097
    455,000  0.57            AAA/AAA       Federal National Mortgage Association, Floating Rate Note, 1/8/10          455,002
    745,000  0.57            AAA/AAA       Federal National Mortgage Association, Floating Rate Note, 1/8/10          745,007
    225,000  0.18            AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 7/12/10         225,021
    235,000  0.62            AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 10/22/10        235,000
  1,485,000  2.73            AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 2/8/10        1,485,243
    555,000                  AAA/Aaa       Federal National Mortgage Association, 1.244%, 7/13/10                     554,972
    235,000                  NR/AAA        U.S. Cash Management, 0.3795%, 7/15/10                                     234,517
    355,000                  AAA/Aaa       U.S. Cash Management, 0.417%, 6/10/10                                      354,409
    480,000                  AAA/Aaa       U.S. Cash Management, 0.43%, 6/17/10                                       479,144
  1,240,000                  AAA/Aaa       U.S. Cash Management, 0.5045%, 4/1/10                                    1,238,673
    125,000                  AAA/Aaa       U.S. Treasury Bill, 0.507%, 7/1/10                                         124,687
    260,000                  AAA/Aaa       U.S. Treasury Bill, 0.5145%, 5/6/10                                        259,559
    525,000                  AAA/Aaa       U.S. Treasury Bill, 0.4445%, 6/3/10                                        524,010
    390,000                  AAA/Aaa       U.S. Treasury Notes, 3.5%, 2/15/10                                         391,361
                                                                                                                  -----------
                                                                                                                  $13,216,547
                                                                                                                  -----------
                                           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                           (Cost $13,216,547)                                                     $13,216,547
                                                                                                                  -----------
                                           MUNICIPAL BONDS - 8.6%
                                           Government - 8.6%
                                           Municipal Development - 1.6%
     65,000  0.20            AA/Aa1        Jackson County Mississippi, Floating Rate Note, 6/1/23                 $    65,000
    300,000  0.18            AA/Aa1        Valdez Alaska Marine Revenue, Floating Rate Note, 6/1/37                   300,000
    100,000  0.18            AA+/Aa1       Valdez Alaska Marine Term, Floating Rate Note, 7/1/37                      100,000
    200,000  0.18            AA/Aa1        Valdez Alaska Marine Term, Floating Rate Note, 7/1/37                      200,000
                                                                                                                  -----------
                                                                                                                  $   665,000
                                                                                                                  -----------
                                           Municipal General - 0.4%
    150,000                  AAA/Aaa       Washington Suburban Sanitation, 5.25%, 6/1/10                          $   153,048
                                                                                                                  -----------
                                           Municipal Higher Education - 1.3%
    100,000  0.18            AA/Aa2        Maryland State Health & Higher Educational Facilities Authority
                                           Revenue, Floating Rate Note, 7/1/36                                    $   100,000
    430,000  0.26            AA/Aa2        University of Minnesota, Floating Rate Note, 12/1/36                       430,000
                                                                                                                  -----------
                                                                                                                  $   530,000
                                                                                                                  -----------

The accompanying notes are an integral part of these financial statements.    5

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

                  Floating   S&P/Moody's
Principal         Rate (b)   Ratings
Amount ($)     (unaudited)   (unaudited)                                                                                 Value
                                           Municipal Medical - 3.1%
    350,000  0.15            AAA/Aaa       Loudoun County Virginia Industrial Development Authority, Floating
                                           Rate Note, 10/1/39                                                      $   350,000
    700,000  0.20            AAA/Aaa       Loudoun County Virginia Industrial Development Authority, Floating
                                           Rate Note, 2/15/38                                                          700,000
    260,000  0.17            AA/Aa1        Minneapolis & St. Paul, Floating Rate Note, 11/15/34                        260,000
                                                                                                                   -----------
                                                                                                                   $ 1,310,000
                                                                                                                   -----------
                                           Municipal Pollution - 1.0%
    400,000  0.18            AA/Aa1        Hurley New Mexico Pollution, Floating Rate Note, 12/1/15                $   400,000
                                                                                                                   -----------
                                           Municipal Utilities - 1.0%
    420,000  0.20            NR/Aa2        Southeast Alabama Gas District, Floating Rate Note, 8/1/27              $   420,000
                                                                                                                   -----------
                                           Municipal Water - 0.2%
    100,000  0.30            AA-/Aa2       Boston Massachusetts Water & Sewer Community Revenue, Floating
                                           Rate Note, 11/1/24                                                      $   100,000
                                                                                                                   -----------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $3,578,048)                                                       $ 3,578,048
                                                                                                                   -----------
                                           MUTUAL FUND - 4.4%
                                           Diversified Financial Services - 4.4%
  1,820,000  0.17                          BlackRock Liquidity Funds TempCash Portfolio                            $ 1,820,000
                                                                                                                   -----------
                                           TOTAL MUTUAL FUND
                                           (Cost $1,820,000)                                                       $ 1,820,000
                                                                                                                   -----------
                                           COMMERCIAL PAPER - 22.9%
    495,000  1.19            AA/Aaa        Bank Of New York Certificate of Deposit, Floating Rate Note, 4/23/10    $   495,408
    350,000                  A-1+/P-1      Bank of Nova Scotia, 0.97%, 6/18/10                                         350,000
    340,000                  A-1+/P-1      Bank of Nova Scotia/Houston, 1.10625%, 5/11/10                              340,000
    340,000                  AA-/Aa1       Bank of Nova Scotia/Houston, 1.15688%, 5/5/10                               340,000
    205,000                  A-1+/NR       City of Jacksonville, 0.35%, 4/1/10                                         205,000
    300,000  0.34            A+/Aa1        Credit Suisse New York, Floating Rate Note, 9/15/10                         300,011
    355,000                  NR/Aa1        Deutsche Bank AG/New York, 1.00375%, 1/25/10                                355,130
    325,000                  AA-/Aa2       Nordea Bank Finland, 0.91%, 7/2/10                                          325,259
    465,000                  AA-/Aa2       Nordea Bank Finland, 1.07%, 5/21/10                                         465,752
    305,000                  A-1+/P-1      Ohio State University, 0.19%, 1/6/10                                        305,000
    115,000                  A-1+/P-1      Rabobank Nederland NV, 1.05%, 4/30/10                                       115,265
    530,000                  AAA/Aaa       Rabobank Nederland NV NY, 1.43125%, 3/12/10                                 530,000
    375,000                  AA-/AAA       Royal Bank of Canada, 0.41%, 1/11/10                                        375,000
    250,000  0.57            AA-/Aaa       RY FLT YCD, Floating Rate Note, 12/1/10                                     250,000
    420,000                  A-1/P-1       Societe Generale NA, 0.01%, 1/4/10                                          420,000
    100,000                  A-1+/P-1      Svenska Handelsbanken, 0.2%, 1/4/10                                          99,999
    430,000                  AA-/Aa2       Svenska Handelsbanken/New York, 0.2%, 3/1/10                                430,000
    170,000                  AA-/NR        Svenska Handelsbanken/New York, 0.51188%, 6/10/10                           170,145
    125,000                  AA-/Aaa       Toronto Dominion Bank, 0.65%, 4/15/10                                       125,126
    500,000                  AA-/AAA       Toronto Dominion Bank, 0.5%, 2/8/10                                         500,010
    325,000                  AA-/Aaa       Toronto Dominion Bank, 0.36%, 4/5/10                                        325,034
    535,000                  AA-/A1        Toronto Dominion Bank, 1.53375%, 1/28/10                                    535,009
    250,000                  A-1+/P-1      University of Minnesota, 0.35%, 4/5/10                                      250,000
    515,000                  A-1+/P-1      University of Texas, 0.27%, 1/8/10                                          515,000
    235,000                  A-1+/P-1      University of Texas, 0.22%, 1/7/10                                          235,000
    295,000                  A-1+/NR       Vanderbilt University, 0.25%, 3/11/10                                       295,000
    200,000                  AA/Aa1        Westpac Banking Corp., 0.304%, 10/6/10                                      200,000
    330,000                  A-1+/P-1      Westpac Banking Corp., 0.15%, 7/2/10                                        330,000

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Floating   S&P/Moody's
Principal         Rate (b)   Ratings
Amount ($)     (unaudited)   (unaudited)                                                                          Value
                                           COMMERCIAL PAPER - (continued)
    120,000  0.25            AA/Aa1        Westpac Banking Corp., 0.25%, 4/15/10                            $   120,000
    155,000                  A-1+/P-1      Yale University, 0.35%, 3/12/10                                      154,892
                                                                                                            -----------
                                                                                                            $ 9,457,040
                                                                                                            -----------
                                           TOTAL COMMERCIAL PAPER
                                           (Cost $9,457,040)                                                $ 9,457,040
                                                                                                            -----------
                                           REPURCHASE AGREEMENTS - 17.1%
  1,590,000                                Bank of America, 0.01%, dated 12/31/09, repurchase price of
                                           $1,590,000 plus accrued interest on 1/4/10 collateralized by the following:
                                           $240,339 Freddie Mac Giant, 5.5%, 11/1/37
                                           $289,751 Federal National Mortgage Association., 4.5%, 11/1/29
                                           $740,232 Federal National Mortgage Association (ARM),
                                           4.576 - 5.478%, 9/1/35 - 10/1/38
                                           $251,675 Federal Home Loan Mortgage Corp., 6.2%, 1/1/37
                                           $99,803 Government National Mortgage Association, 6.0%,
                                           9/15/39                                                          $ 1,590,000
    635,000                                Bank of America, 0.01%, dated 12/31/09, repurchase price of
                                           $635,000 plus accrued interest on 1/4/10 collateralized by
                                           $647,700 U.S. Treasury Note, 2.75%, 2/15/39                          635,000
  1,690,000                                BNP Paribas, 0.01%, dated 12/31/09, repurchase price of
                                           $1,690,000 plus accrued interest on 1/4/10 collateralized by
                                           $1,723,800 Federal National Mortgage Association, 5.0 - 6.5%,
                                           7/1/35 - 1/1/39                                                    1,690,000
  1,590,000                                Deutsche Bank, 0.01%, dated 12/31/09, repurchase price of
                                           $1,590,000 plus accrued interest on 1/4/10 collateralized by
                                           $1,621,800 Federal National Mortgage Association, 4.5 - 7.0%,
                                           9/1/23 - 12/1/38                                                   1,590,000
  1,590,000                                JPMorgan, 0.10%, dated 12/31/09, repurchase price of
                                           $1,590,000 plus accrued interest on 1/4/10 collateralized by
                                           $1,621,828 Freddie Mac Giant, 4.5% - 8.0%, 5/1/11 - 12/1/39        1,590,000
                                                                                                            -----------
                                                                                                            $ 7,095,000
                                                                                                            -----------
                                           TOTAL REPURCHASE AGREEMENTS
                                           (Cost $7,095,000)                                                $ 7,095,000
                                                                                                            -----------
                                           TOTAL INVESTMENT IN SECURITIES - 100.3%
                                           (Cost $41,520,476) (a)                                           $41,520,476
                                                                                                            -----------
                                           OTHER ASSETS AND LIABILITIES - (0.3)%                            $  (129,588)
                                                                                                            -----------
                                           TOTAL NET ASSETS - 100.0%                                        $41,390,888
                                                                                                            -----------

NR   Not rated by either S&P or Moody's.
(a) At December 31, 2009, cost for federal income tax purposes was $41,520,476.
(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $2,008,863,209 and $2,006,128,489, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:


                                         Level 1        Level 2       Level 3        Total
----------------------------------------------------------------------------------------------
Commercial Paper                       $         -     $ 9,457,040    $-           $ 9,457,040
Corporate Bonds                                  -       6,353,841     -             6,353,841
Municipal Bonds                                  -       3,578,048     -             3,578,048
Mutual Funds                             1,820,000               -                   1,820,000
Repurchase Agreements                            -       7,095,000     -             7,095,000
U.S. Government Agency Obligations               -      13,216,547     -            13,216,547
                                       -----------    ------------    --           -----------
Total                                  $ 1,820,000     $39,700,476     $-          $41,520,476
                                       ===========    ============    ==           ===========


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
                                                                     12/31/09     12/31/08
Class I
Net asset value, beginning of period                                $   1.000     $ 1.000
                                                                    ---------     -------
Increase from investment operations:
 Net investment income                                              $   0.002     $ 0.023
 Net realized and unrealized loss (gain) on investments                    --          --
                                                                    ---------     -------
  Net increase from investment operations                           $   0.002     $ 0.023
Distributions to shareowners:
 Net investment income                                                 (0.002)     (0.023)
                                                                    ---------     -------
Net asset value, end of period                                      $   1.000       1.000
                                                                    =========     =======
Total return*                                                            0.17%       2.38%
Ratio of net expenses to average net assets+                             0.57%       0.77%
Ratio of net investment income to average net assets+                    0.15%       2.25%
Net assets, end of year (in thousands)                              $  41,391     $39,070
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            0.66%       0.77%
 Net investment income                                                   0.06%       2.25%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            0.57%       0.77%
 Net investment income                                                   0.15%       2.25%


                                                                   Year Ended   Year Ended   Year Ended
                                                                    12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                               $   1.000    $   1.000    $   1.000
                                                                   ---------    ---------    ---------
Increase from investment operations:
 Net investment income                                             $   0.047    $   0.040    $   0.025
 Net realized and unrealized loss (gain) on investments                   --           --           --
                                                                   ---------    ---------    ---------
  Net increase from investment operations                          $   0.047    $   0.040    $   0.025
Distributions to shareowners:
 Net investment income                                                (0.047)      (0.040)      (0.025)
                                                                   ---------    ---------    ---------
Net asset value, end of period                                     $   1.000    $   1.000    $   1.000
                                                                   =========    =========    =========
Total return*                                                           4.83%        4.50%        2.47%
Ratio of net expenses to average net assets+                            0.63%        0.61%        0.73%
Ratio of net investment income to average net assets+                   4.70%        4.43%        2.40%
Net assets, end of year (in thousands)                             $  37,555    $  34,334    $  33,216
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           0.63%        0.61%        0.73%
 Net investment income                                                  4.70%        4.43%        2.40%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           0.63%        0.61%        0.73%
 Net investment income                                                  4.70%        4.43%        2.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $34,425,476)                           $ 34,425,476
 Investment in repurchase agreements, at value (cost $7,095,000)          7,095,000
                                                                       ------------
 Total investment in securities (cost $41,520,476)                     $ 41,520,476
 Cash                                                                       105,600
 Receivables --
   Portfolio shares sold                                                      2,049
   Interest                                                                  39,651
   Due from Pioneer Investment Management, Inc.                              40,096
 Other                                                                          242
                                                                       ------------
     Total assets                                                      $ 41,708,114
                                                                       ------------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                             275,035
   Dividends                                                                  3,616
 Due to affiliates                                                            1,004
 Accrued expenses                                                            37,571
                                                                       ------------
     Total liabilities                                                 $    317,226
                                                                       ------------
NET ASSETS:
 Paid-in capital                                                       $ 41,384,682
 Undistributed net investment income                                          6,206
                                                                       ------------
     Total net assets                                                  $ 41,390,888
                                                                       ============
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
 Class 1 (based on $41,390,888/41,418,377)                             $       1.00
                                                                       ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


INVESTMENT INCOME:
 Interest                                                                               316,681
                                                                                        -------
  Total investment income                                                                           $ 316,681
                                                                                                    ---------
EXPENSES:
 Management fees                                                                       $176,262
 Transfer agent fees                                                                      1,511
 Administrative reimbursements                                                           16,084
 Custodian fees                                                                          30,337
 Professional fees                                                                       38,331
 Printing expense                                                                         8,343
 Fees and expenses of nonaffiliated trustees                                              7,134
 Miscellaneous                                                                           11,116
                                                                                       --------
  Total expenses                                                                                    $ 289,118
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                     (40,096)
                                                                                                    ---------
  Net expenses                                                                                      $ 249,022
                                                                                                    ---------
   Net investment income                                                                            $  67,659
                                                                                                    ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments:                                                     $  8,879
                                                                                       --------
 Net gain on investments                                                                            $   8,879
                                                                                                    ---------
 Net increase in net assets resulting from operations                                               $  76,538
                                                                                                    =========


The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                        Year Ended        Year Ended
                                                                         12/31/09          12/31/08
FROM OPERATIONS:
Net investment income                                                 $      67,659     $     875,455
Net realized gain on investments                                              8,879            14,526
                                                                      -------------     -------------
  Net increase in net assets resulting from operations                $      76,538     $     889,981
                                                                      -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.0017 and $0.023 per share, respectively)                $     (66,715)    $    (917,876)
                                                                      -------------     -------------
    Total distributions to shareowners                                $     (66,715)    $    (917,876)
                                                                      -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  26,026,425     $  17,165,161
Reinvestment of distributions                                                66,715           917,876
Cost of shares repurchased                                              (23,782,483)      (16,539,942)
                                                                      -------------     -------------
  Net increase in net assets resulting from
    Portfolio share transactions                                      $   2,310,657     $   1,543,095
                                                                      -------------     -------------
  Net increase in net assets                                          $   2,320,480     $   1,515,200
NET ASSETS:
Beginning of year                                                        39,070,408        37,555,208
                                                                      -------------     -------------
End of year                                                           $  41,390,888     $  39,070,408
                                                                      =============     =============
Undistributed (distributions in excess of) net investment income      $       6,206     $      (3,617)
                                                                      =============     =============

                                     '09 Shares         '09 Amount         '08 Shares         '08 Amount
Class I
Shares sold                           26,026,425      $  26,026,425         17,165,161      $  17,165,161
Reinvestment of distributions             66,715             66,715            917,876            917,876
Less shares repurchased              (23,782,483)       (23,782,483)       (16,539,942)       (16,539,942)
                                     -----------      -------------        -----------      -------------
  Net increase                         2,310,657      $   2,310,657          1,543,095      $   1,543,095
                                     ===========      =============        ===========      =============


12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Money Market VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The Portfolio offers one class of shares designated as Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Fund has reclassified $8,879 to increase undistributed net investment income and $8,879 to decrease accumulated net realized gain on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, was as follows:

--------------------------------------------------------------------------------
                                      2009          2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                    $66,715      $917,876
                                    -------      --------
   Total distributions              $66,715      $917,876
                                    =======      ========
 Distributable Earnings:
 Undistributed ordinary income      $ 6,206
                                    -------
   Total                            $ 6,206
                                    =======
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $246,276 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2009.

D. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.90% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

PIM may limit the portfolio's expenses or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $843 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $161 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Money Market Temporary Guarantee Program
The Portfolio has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the Program). The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Portfolio to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in liquidation and $1.00 per share.

Only shareholders of record as of September 19, 2008 are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Portfolio in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates over the period, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Portfolio or a broker-dealer, any future investments in the Portfolio will not be guaranteed.

The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the Portfolio participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Portfolio participated in this further extension of the Program. The Program expired on September 18, 2009.

The Portfolio previously paid fees in the combined amount of 0.025% of the Portfolio's net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. In order to participate in the extended period of the Program, the Portfolio paid to the U.S. Treasury Department a fee in the amount of 0.015% of the Portfolio's net asset value as of the close of business on September 19, 2008. The expenses to participate in the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Program and the extended period of the Program were borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio and are reflected in the Statement of Operations.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 92.14% and 0.0%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Money Market VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Money Market VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Money Market VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Money Market VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Lipper, Inc. (Lipper), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Lipper category for the one, three, five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Lipper and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Lipper peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.                          The Board of Trustees provides broad supervision over the
                                                             Portfolio's affairs. The officers of the Trust are responsible
Custodian                                                    for the Portfolio's operations. The Trustees and officers are
Brown Brothers Harriman & Co.                                listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the
Independent Registered Public Accounting Firm                Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                            Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the
Principal Underwriter                                        Trustees, except Mr. West, serves as a Trustee of each of the 61
Pioneer Funds Distributor, Inc.                              U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a
Legal Counsel                                                Trustee of 46 U.S. registered investment portfolios for which
Bingham McCutchen LLP                                        Pioneer serves as investment adviser. The address for all
                                                             Trustees and all officers of the Portfolio is 60 State Street,
Shareowner Services and Transfer Agent                       Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*  Trustee and       Trustee since 2007. Serves
                           Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.


                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Deputy Chairman and a director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*  Director, CEO and President of Pioneer Investment Management USA Inc.          None
                           (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); and Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (66)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman (65)  Trustee          Trustee since 2008. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (62)  Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (66)         Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 to 2004 and 2008 to present); and Executive Vice
                           President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
-------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          President, Bush International, LLC (international financial advisory firm)
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)  Professor, Harvard University

-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)  Founding Director, Vice President and Corporate Secretary, The Winthrop
                           Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------------


                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (66)         Director of Enterprise Community
                           Investment, Inc. (privately held affordable
                           housing finance company); and Director of
                           Oxford Analytica, Inc. (privately held
                           research and consulting company)
----------------------------------------------------------------------------
Mary K. Bush (61)          Director of Marriott International, Inc.;
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
----------------------------------------------------------------------------
Benjamin M. Friedman
(65)
----------------------------------------------------------------------------
Margaret B.W. Graham       None
(62)
----------------------------------------------------------------------------
Thomas J. Perna (59)       None
----------------------------------------------------------------------------
Marguerite A. Piret (61)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
----------------------------------------------------------------------------
Stephen K. West (81)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
----------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (61)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
----------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
----------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
----------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
----------------------------------------------------------------------------
Gary Sullivan (51)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
----------------------------------------------------------------------------
David F. Johnson (30)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
----------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
----------------------------------------------------------------------------


                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005); and
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

[Logo]Pioneer
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.



[Logo]PIONEER
      Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares





                                                                   ANNUAL REPORT


                                                               December 31, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                   8

  Notes to Financial Statements                                         13

  Report of Independent Registered Public
    Accounting Firm                                                     17

  Approval of Investment Advisory and Sub-
    Advisory Agreements                                                 18

  Trustees, Officers and Service Providers                              21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                              82.3%
Temporary Cash Investments                                      17.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Apartment                                                       17.0%
Regional Mall                                                   14.9%
Office                                                          12.8%
Health Care                                                     12.1%
Shopping Center                                                  9.7%
Industrial                                                       8.7%
Diversified                                                      7.7%
Storage                                                          7.6%
Hotel                                                            5.4%
Triple Net Lease                                                 3.4%
Manufactured Home                                                0.7%

Five Largest Holdings
(As a percentage of equity holdings)*

1.     Simon Property Group, Inc.                               10.08%
2.     Equity Residential Property
         Trust                                                   6.29
3.     Vornado Realty Trust                                      5.24
4.     Boston Properties, Inc.                                   4.97
5.     Public Storage, Inc.                                      4.88

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09

Prices and Distributions

Net Asset Value per Share      12/31/09      12/31/08
  Class I                     $ 13.04      $ 10.41
  Class II                    $ 13.03      $ 10.38


                            Net
Distributions per Share     Investment     Short-Term        Long-Term         Non-taxable
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains     Distributions
  Class I                   $ 0.3542       $  -              $  -              $ 0.1272
  Class II                  $ 0.3266       $  -              $  -              $ 0.1272

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                     Pioneer Real       Pioneer Real
                   MSCI US          Estate Shares       Estate Shares
                    REIT            VCT Portfolio,      VCT Portfolio,
                   Index              Class II             Class I
12/99              10,000              10,000              10,000
                   12,951              12,898              12,681
12/01              13,962              13,868              14,308
                   14,315              14,183              14,830
12/03              19,290              19,070              20,279
                   26,183              25,820              26,664
12/05              30,146              29,656              29,899
                   41,247              40,475              40,639
12/07              33,457              32,745              33,805
                   20,678              20,188              20,969
12/09              27,222              26,559              26,968

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

             Class I       Class II*
10 Years     10.53%        10.26%
5 Years       0.78%         0.57%
1 Year       31.64%        31.56%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

* Class II shares commenced operations on August 1, 2000. The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.



Share Class                                         I               II
-----------------------------------------------------------------------------
Beginning Account Value on 7/1/09               $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/09                $ 1,456.36       $ 1,454.83
Expenses Paid During Period*                    $     6.81       $     8.23

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% and 1.33% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.



Share Class                                         I               II
----------------------------------------------------------------------------
Beginning Account Value on 7/1/09               $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/09                $ 1,019.66       $ 1,018.50
Expenses Paid During Period*                    $     5.60       $     6.77

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% and 1.33% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

After a gloomy start to 2009, real estate investments recovered nicely throughout the balance of the calendar year. The sector's rebound was catalyzed by several factors which suggested that it had successfully weathered the worst of the recession. In the following interview, portfolio manager Matthew Troxell of AEW Capital Management, L.P., the Portfolio's subadviser, explains the environment in real estate over the 12 months ended December 31, 2009, and how it influenced the Portfolio's performance.

Q: What contributed to the turnaround in the real estate market over the 12 months ended December 31, 2009?

A: On the heels of its worst-ever annual performance in 2008, the U.S. real estate investment trust (REIT) market started 2009 in dismal fashion, losing approximately 40% from January 1, 2009, through early March 2009, as a global recession, frozen credit markets, rising unemployment, and waning investor sentiment contributed to difficult conditions. The credit markets were especially challenging for REITs, as the dearth of third-party commercial mortgage capital available, the higher cost of available debt, and tightened lending standards curtailed commercial real estate transactions, which, in turn, depressed property valuations.

     Investor sentiment began to improve in March 2009, when indicators suggested that the U.S. economy was beginning to stabilize. As the Portfolio's fiscal year progressed, REITs benefited from the positive influence of new equity issuance activity, improving capital market conditions, a strengthening of financial sector, and a general perception that most REITs had survived the worst of the recession.

Q: How did Pioneer Real Estate Shares VCT Portfolio perform over the 12 months ended December 31, 2009?

A: As a result of effective stock selection, particularly in the regional mall, office and diversified sectors, the Portfolio's Class I shares returned 31.64% at net asset value over the 12 months ended December 31, 2009, and Class II shares returned 31.56%. Over the same period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index), returned 28.61%, while the average return of the 65 variable portfolios in Lipper's Real Estate Underlying category was 31.12%.

Q: Which holdings contributed to the Portfolio's performance results during the 12 months ended December 31, 2009?

A: Top contributors to the Portfolio's performance included overweight positions in the regional mall REIT, Macerich, and office REIT, HRPT Properties. Macerich benefited from the company's efforts to deleverage and eliminate much of its near-term balance sheet risks. HRPT Properties rallied on the strength of the company's stable balance sheet and a lack of development property exposure.

     From a sector allocation perspective, the Portfolio's underweight to health care, a sector which underperformed on a relative basis, and an overweight position in the regional mall sector, which outperformed on a relative basis, contributed positively to performance relative to the MSCI Index.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Which Portfolio holdings proved most disappointing during the 12 months ended December 31, 2009?

A: Shopping center company Regency Centers suffered early in 2009 as a result of the weakened retail environment and concerns over the company's exposure to development. However, the company's stock price recovered somewhat with the thawing in the credit markets, which allowed it to reduce its debt and eliminate most of its near-term liquidity concerns. Office REIT Kilroy Realty struggled in the first quarter because of market concerns over the company's exposure to markets in economically-depressed Southern California, as well as some scheduled lease expirations. Kilroy's shares recovered considerably on the merits of its relatively strong balance sheet and positive investor sentiment towards the company's limited exposure to new development.

     On a sector basis, the Portfolio's overweighting to the storage sector, which underperformed on a relative basis, and an underweight to the hotel sector, which outperformed on a relative basis, were detractors from performance. The Portfolio's modest cash balance also detracted from performance relative to the MSCI Index, in light of the REIT sector's positive absolute returns for the year.

Q:   Do you foresee further strengthening in the real estate sector in 2010?

A: We expect real estate market conditions will remain difficult in 2010, but they will show improvement compared to the very challenging environment seen in the past two years. While the worst of the downturn appears to be behind us, we believe the lack of job growth will translate into weak leasing demand fundamentals in every sector for the foreseeable future. Against that backdrop, our investment process for the Portfolio will continue to focus on securities selection within each property sector, with the goal of identifying those companies that we believe are mispriced relative to their peers, and thus represent the greatest relative value and strongest price appreciation potential -- as well as lower downside risk.





Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------



        Shares                                                        Value
                       COMMON STOCKS - 98.8%
                       Consumer Services - 1.1%
                       Hotels, Resorts & Cruise Lines - 1.1%
        15,000         Starwood Hotels & Resorts
                       Worldwide, Inc. (b)                     $    548,550
                                                               ------------
                       Total Consumer Services                 $    548,550
                                                               ------------
                       Real Estate - 97.7%
                       Diversified Real Estate Activities - 0.6%
        13,900         Pebblebrook Hotel Trust*                $    305,939
                                                               ------------
                       Diversified Real Estate
                       Investment Trusts - 9.2%
        54,400         Liberty Property Trust                  $  1,741,344
        24,300         Retail Opportunity Investment Corp.*         245,187
        36,842         Vornado Realty Trust (b)                   2,576,729
                                                               ------------
                                                               $  4,563,260
                                                               ------------
                       Industrial Real Estate
                       Investment Trusts - 6.9%
        40,300         AMB Property Corp.                      $  1,029,665
       207,000         DCT Industrial Trust, Inc.                 1,039,140
        50,000         Dupont Fabros Technology, Inc.               899,500
        37,100         First Potomac Realty Trust                   466,347
                                                               ------------
                                                               $  3,434,652
                                                               ------------
                       Office Real Estate
                       Investment Trusts - 13.2%
         4,300         Alexandria Real Estate Equities, Inc.   $    276,447
        59,500         BioMed Property Trust, Inc.                  938,910
        36,500         Boston Properties, Inc.                    2,448,055
        19,400         Digital Realty Trust, Inc. (b)               975,432
         7,300         HRPT Properties Trust                         47,231
        45,000         Kilroy Realty Corp. (b)                    1,380,150
        15,500         Mack-Cali Realty Corp.                       535,835
                                                               ------------
                                                               $  6,602,060
                                                               ------------
                       Residential Real Estate
                       Investment Trusts - 17.6%
        27,901         AvalonBay Communities, Inc.*(b)         $  2,290,951
        39,100         Camden Property Trust* (b)                 1,656,667
         7,300         Equity Lifestyle Properties, Inc.            368,431
        91,700         Equity Residential Property Trust          3,097,626
        12,500         Essex Property Trust, Inc. (b)             1,045,625
        16,500         Post Properties, Inc.                        323,400
                                                               ------------
                                                               $  8,782,700
                                                               ------------
                       Retail Real Estate
                       Investment Trusts - 25.8%
        26,000         Federal Realty Investment Trust (b)     $  1,760,720
        64,600         Kimco Realty Corp.                           874,038
       120,200         Kite Realty Group Trust                      489,214
        30,100         National Retail Properties, Inc.             638,722
        14,000         Realty Income Corp. (b)                      362,740
        39,400         Regency Centers Corp. (b)                  1,381,364
        62,152         Simon Property Group (b)                   4,959,709

        Shares                                                        Value
                       Retail Real Estate
                       Investment Trusts - (continued)
         7,600         Taubman Centers, Inc. (b)               $    272,916
        58,409         The Macerich Co. (b)                       2,099,786
                                                               ------------
                                                               $ 12,839,209
                                                               ------------
                       Specialized Real Estate
                       Investment Trusts - 24.4%
        18,500         Entertainment Properties Trust          $    652,495
       115,000         Extra Space Storage, Inc.                  1,328,250
        64,700         HCP, Inc.                                  1,975,938
         7,000         HealthCare Real Estate Investment
                       Trust, Inc.                                  310,240
       154,508         Host Hotels & Resorts, Inc. (b)            1,803,111
        58,500         Nationwide Health Properties, Inc.         2,058,030
        82,500         Omega Healthcare Investors, Inc.           1,604,625
        29,500         Public Storage, Inc.                       2,402,775
                                                               ------------
                                                               $ 12,135,464
                                                               ------------
                       Total Real Estate                       $ 48,663,284
                                                               ------------
                       TOTAL COMMON STOCKS
                       (Cost $33,930,272)                      $ 49,211,834
                                                               ------------


    Principal
   Amount ($)
                  TEMPORARY CASH
                  INVESTMENTS - 21.3 %
                  Securities Lending
                  Collateral - 21.3% (c)
                  Certificates of Deposit:
      313,396     Bank of Nova Scotia, 0.19%, 2/17/10   $    313,396
      313,396     DnB NOR Bank ASA NY,
                  0.2%, 2/17/10                              313,396
      114,087     Nordea Bank Finland, 0.19%, 1/28/10        114,087
      284,913     Svenska NY, 0.20%, 3/30/10                 284,913
      341,887     Rabobank Nederland NY,
                  0.19%, 3/2/10                              341,887
       30,560     Westpac Banking NY, 1.35%, 3/19/10          30,560
      284,906     Societe Generale, 0.21%, 3/4/10            284,906
      313,396     CBA Financial, 0.27%, 1/3/11               313,396
       86,779     BNP Paribas, 0.78%, 6/4/10                  86,779
      202,399     Wachovia Bank NA, 1.17%, 5/14/10           202,399
                                                        ------------
                                                        $  2,285,719
                                                        ------------
                  Commercial Paper:
      227,790     BBVA London, 0.28%, 3/18/10           $    227,790
       61,145     US Bancorp, 0.26%, 5/6/10                   61,145
       57,388     American Honda Finance,
                  0.22%, 2/5/10                               57,388
       85,547     GE Capital Corp., 0.45%, 8/20/10            85,547
       30,842     GE Capital Corp., 0.38%, 10/21/10           30,842
       31,049     GE Capital Corp., 0.34%, 10/6/10            31,049
      227,856     HND AF, 0.18%, 3/2/10                      227,856
      313,311     HSBC, 0.20%, 2/19/10                       313,311


6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
 Amount ($)                                              Value
                 Commercial Paper - (continued):
     31,779      John Deer Capital Corp.,
                 0.36%, 7/6/10                     $    31,779
    241,319      JPMorgan Chase & Co.,
                 0.57%, 9/24/10                        241,319
    284,809      NABPP, 0.19%, 3/8/10                  284,809
    222,060      PARFIN, 0.25%, 4/19/10                222,060
    284,790      Cafco, 0.20%, 3/15/10                 284,790
    313,295      Char FD, 0.18%, 3/5/10                313,295
    284,617      WSTPAC, 0.25%, 5/27/10                284,617
    170,881      Ciesco, 0.20%, 3/8/10                 170,881
    142,415      Ciesco, 0.20%, 2/18/10                142,415
    284,847      Fasco, 0.17%, 2/12/10                 284,847
    142,654      Kithaw, 0.21%, 3/2/10                 142,654
    146,131      Kithaw, 0.20%, 2/23/10                146,131
    195,647      Old LLC, 0.19%, 3/17/10               195,647
     79,892      Old LLC, 0.18%, 2/17/10                79,892
     97,263      Ranger, 0.20%, 3/12/10                 97,263
     96,851      SRCPP, 0.19%, 2/3/10                   96,851
    199,392      SRCPP, 0.19%, 2/10/10                 199,392
     85,398      TB LLC, 0.19%, 2/8/10                  85,398
    156,612      TB LLC, 0.20%, 3/5/10                 156,612
     57,010      TB LLC, 0.10%, 2/9/10                  57,010
    325,084      Bank of America, 0.87%, 5/12/10       325,084
     56,989      BBVA Senior US, 0.30%, 3/12/10         56,989
    323,088      Santander, 0.33%, 7/23/10             323,088
    113,921      WFC, 0.49%, 8/20/10                   113,921
                                                   -----------
                                                   $ 5,371,672
                                                   -----------
                 Tri-party Repurchase Agreements:
  1,139,623      Deutsche Bank, 0.01%, 1/4/10      $ 1,139,623
    569,811      JPMorgan, 0.0%, 1/4/10                569,811
    769,844      Barclays Capital Markets,
                 0.0%, 1/4/10                          769,844
                                                   -----------
                                                   $ 2,479,278
                                                   -----------


   Shares
              Money Market Mutual Funds:
  227,925     Dreyfus Preferred Money Market Fund     $    227,925
  227,925     Blackrock Liquidity Temporary
              Cash Fund                                    227,925
                                                      ------------
                                                      $    455,850
                                                      ------------
              Total Securities Lending
              Collateral                              $ 10,592,519
                                                      ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $10,592,519)                      $ 10,592,519
                                                      ------------
              TOTAL INVESTMENT IN
              SECURITIES - 120.1%
              (Cost $44,522,791)(a)                   $ 59,804,353
                                                      ------------
              OTHER ASSETS AND
              LIABILITIES - (20.1)%                   $(10,015,459)
                                                      ------------
              TOTAL NET ASSETS - 100.0%               $ 49,788,894
                                                      ============

*      Non-income producing security.

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $46,675,100 was as follows:


       Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost      $15,197,449
       Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value       (2,068,196)
                                                               -----------
       Net unrealized gain                                     $13,129,253
                                                               ===========

(b)    At December 31, 2009, the following securities were out on loan:



       Shares     Security                                   Value
       28,100     AvalonBay Communities, Inc.*        $  2,307,291
       25,600     Camden Property Trust*                 1,084,672
       17,400     Digital Realty Trust, Inc.               874,872
       11,300     Essex Property Trust, Inc.               945,245
       19,500     Federal Realty Investment Trust        1,320,540
       10,400     Host Hotels & Resorts, Inc.              121,368
        8,400     Kilroy Realty Corp.                      257,628
       26,368     The Macerich Co.                         947,930
       13,860     Realty Income Corp.                      359,112
       34,000     Regency Centers Corp.                  1,192,040
        3,900     Simon Property Group                     311,220
        7,300     Starwood Hotels & Resorts
                  Worldwide, Inc.                          266,961
        6,300     Taubman Centers, Inc.                    226,233
          200     Vornado Realty Trust                      13,988
                                                      ------------
                  Total                               $ 10,229,100
                                                      ============

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $11,839,156 and $12,719,858, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:

                       Level 1         Level 2       Level 3         Total
Common Stocks      $49,211,834      $        --        $ --     $49,211,834
Temporary Cash
  Investments               --       10,136,669          --      10,136,669
Money Market
  Mutual Funds         455,850               --          --         455,850
                   -----------      -----------        ----     -----------
  Total            $49,667,684      $10,136,669        $ --     $59,804,353
                   ===========      ===========        ====     ===========


The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year          Year          Year         Year         Year
                                                              Ended         Ended         Ended        Ended        Ended
                                                            12/31/09      12/31/08      12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                        $  10.41     $   23.49      $  33.01     $  26.13     $  24.30
                                                            --------     ---------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.35     $    0.49      $   0.55     $   0.45     $   0.43
 Net realized and unrealized gain (loss) on investments         2.76         (6.87)        (6.29)        8.70         3.10
                                                            --------     ---------      --------     --------     --------
  Net increase (decrease) from investment operations        $   3.11     $   (6.38)     $  (5.74)    $   9.15     $   3.53
Distributions to shareholders:
 Net investment income                                         (0.35)        (0.49)        (0.47)       (0.39)       (0.39)
 Net realized gain                                                --         (5.96)        (3.31)       (1.88)       (1.31)
 Tax return of capital                                         (0.13)        (0.25)           --           --           --
                                                            --------     ---------      --------     --------     --------
Net increase (decrease) in net asset value                  $   2.63     $  (13.08)     $  (9.52)    $   6.88     $   1.83
                                                            --------     ---------      --------     --------     --------
Net asset value, end of period                              $  13.04     $   10.41      $  23.49     $  33.01     $  26.13
                                                            ========     =========      ========     ========     ========
Total return*                                                  31.64%       (38.19)%      (18.88)%      36.82%       15.13%
Ratio of net expenses to average net assets+                    1.10%         1.04%         0.91%        0.91%        0.94%
Ratio of net investment income to average net assets+           3.48%         2.57%         1.65%        1.43%        1.65%
Portfolio turnover rate                                           30%           22%           15%          18%          12%
Net assets, end of period (in thousands)                    $ 10,151     $   9,513      $ 19,636     $ 34,597     $ 32,086

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year          Year          Year         Year         Year
                                                            Ended         Ended         Ended        Ended        Ended
                                                          12/31/09      12/31/08      12/31/07     12/31/06     12/31/05
Class II
Net asset value, beginning of period                      $  10.38     $   23.45      $  32.96     $  26.09     $  24.26
                                                          --------     ---------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.33     $    0.45      $   0.46     $   0.36     $   0.36
 Net realized and unrealized gain (loss)
  on investments                                             2.78          (6.86)        (6.27)        8.70         3.11
                                                          --------     ---------      --------     --------     --------
  Net increase (decrease) from investment operations      $   3.11     $   (6.41)     $  (5.81)    $   9.06     $   3.47
Distributions to shareholders:
 Net investment income                                       (0.33)        (0.45)        (0.39)       (0.31)       (0.33)
 Net realized gain                                              --         (5.96)        (3.31)       (1.88)       (1.31)
 Tax return of capital                                       (0.13)        (0.25)           --           --           --
                                                          --------     ---------      --------     --------     --------
Net increase (decrease) in net asset value                $   2.65     $  (13.07)     $  (9.51)    $   6.87     $   1.83
                                                          --------     ---------      --------     --------     --------
Net asset value, end of period                            $  13.03     $   10.38      $  23.45     $  32.96     $  26.09
                                                          ========     =========      ========     ========     ========
Total return*                                                31.56%       (38.35)%      (19.09)%      36.48%       14.86%
Ratio of net expenses to average net assets+                  1.33%         1.30%         1.16%        1.16%        1.18%
Ratio of net investment income to average net assets+         3.21%         2.41%         1.44%        1.22%        1.46%
Portfolio turnover rate                                         30%           22%           15%          18%          12%
Net assets, end of period (in thousands)                  $ 39,638     $  32,712      $ 54,005     $ 85,175     $ 67,383

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $10,229,100) (cost $44,522,791)     $  59,804,353
 Cash                                                                                               910,077
 Receivables --
   Investment securities sold                                                                       215,939
   Portfolio shares sold                                                                             24,015
   Dividends                                                                                        247,040
 Other                                                                                                2,196
                                                                                              -------------
     Total assets                                                                             $  61,203,620
                                                                                              -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                            $     141,423
   Portfolio shares repurchased                                                                     622,859
   Upon return of securities loaned                                                              10,592,519
 Due to affiliates                                                                                    5,804
 Accrued expenses                                                                                    52,121
                                                                                              -------------
     Total liabilities                                                                        $  11,414,726
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $  45,727,145
 Accumulated net realized loss                                                                  (11,219,813)
 Net unrealized gain on investments                                                              15,281,562
                                                                                              -------------
     Total net assets                                                                         $  49,788,894
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $10,150,669/778,724 shares)                                                $       13.04
                                                                                              =============
 Class II (based on $39,638,225/3,041,602 shares)                                             $       13.03
                                                                                              =============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,043)       $1,782,779
 Interest and other income                                        428
 Income from securities loaned, net                            61,292
                                                           ----------
     Total investment income                                                $   1,844,499
                                                                            -------------
EXPENSES:
 Management fees                                           $  324,308
 Transfer agent fees
   Class I                                                      1,500
   Class II                                                     1,600
 Distribution fees
   Class II                                                    80,469
 Administrative reimbursements                                 13,781
 Custodian fees                                                13,661
 Professional fees                                             57,350
 Printing expense                                              20,067
 Fees and expenses of nonaffiliated trustees                    7,570
 Miscellaneous                                                  1,260
                                                           ----------
    Total expenses                                                          $     521,566
                                                                            -------------
      Net investment income                                                 $   1,322,933
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                           $ (10,275,512)
                                                                            -------------
 Change in net unrealized gain on investments                               $  21,838,997
                                                                            -------------
 Net gain on investments                                                    $  11,563,485
                                                                            -------------
 Net increase in net assets resulting from operations                       $  12,886,418
                                                                            =============


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively

                                                                                              Year               Year
                                                                                              Ended              Ended
                                                                                            12/31/09           12/31/08
FROM OPERATIONS:
Net investment income                                                                    $   1,322,933      $   1,571,429
Net realized loss on investments                                                           (10,275,512)          (616,332)
Change in net unrealized gain (loss) on investments                                         21,838,997        (27,288,834)
                                                                                         -------------      -------------
  Net increase (decrease) in net assets resulting from operations                        $  12,886,418      $ (26,333,737)
                                                                                         -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.35 and $0.49 per share, respectively)                                      $    (291,215)     $    (415,464)
  Class II ($0.33 and $0.45 per share, respectively)                                        (1,031,718)        (1,155,965)
Net realized gain:
  Class I ($0.00 and $5.96 per share, respectively)                                                 --         (4,546,517)
  Class II ($0.00 and $5.96 per share, respectively)                                                --        (12,412,981)
Tax return of capital:
  Class I ($0.13 and $0.25 per share, respectively)                                           (104,560)          (217,861)
  Class II ($0.13 and $0.25 per share, respectively)                                          (401,514)          (661,350)
                                                                                         -------------      -------------
    Total distributions to shareowners                                                   $  (1,829,007)     $ (19,410,138)
                                                                                         -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $   7,025,345      $  17,127,652
Reinvestment of distributions                                                                1,829,005         19,410,137
Cost of shares repurchased                                                                 (12,347,811)       (22,209,808)
                                                                                         -------------      -------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions      $  (3,493,461)     $  14,327,981
                                                                                         -------------      -------------
  Net increase (decrease) in net assets                                                  $   7,563,950      $ (31,415,894)
NET ASSETS:
Beginning of year                                                                           42,224,944         73,640,838
                                                                                         -------------      -------------
End of year                                                                              $  49,788,894      $  42,224,944
                                                                                         =============      =============
Undistributed net investment income                                                      $          --      $          --
                                                                                         =============      =============


                                     '09 Shares         '09 Amount       '08 Shares       '08 Amount
CLASS I
Shares sold                              52,779       $     454,585         61,723      $   1,241,482
Reinvestment of distributions            41,514             395,774        296,242          5,179,841
Less shares repurchased                (229,837)         (2,189,425)      (279,533)        (4,970,663)
                                       --------       -------------       --------      -------------
  Net increase (decrease)              (135,544)      $  (1,339,066)        78,432      $   1,450,660
                                       ========       =============       ========      =============
CLASS II
Shares sold                             772,922       $   6,570,760        998,324      $  15,886,170
Reinvestment of distributions           148,787           1,433,231        818,875         14,230,296
Less shares repurchased              (1,030,492)        (10,158,386)      (969,641)       (17,239,145)
                                     ----------       -------------       --------      -------------
  Net increase (decrease)              (108,783)      $  (2,154,395)       847,558      $  12,877,321
                                     ==========       =============       ========      =============


12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $8,625,153 which will expire in 2017 if not utilized.

   The Portfolio has elected to defer approximately $442,351 of capital losses recognized between November 1, 2009 and December 31, 2009 to its fiscal year ending December 31, 2010.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

-------------------------------------------------------------------------------
                                     2009             2008
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                 $  1,322,933      $ 1,571,429
 Long-term capital gain                    --       16,959,498
                                 ------------      -----------
                                 $  1,322,933      $18,530,927
                                 ------------      -----------
 Return of capital                    506,074          879,211
                                 ------------      -----------
  Total distributions            $  1,829,007      $19,410,138
                                 ============      ===========
 Distributable Earnings:
 Post-October loss deferred      $   (442,351)
 Capital loss carryforward         (8,625,153)
 Unrealized appreciation           13,129,253
                                 ------------
  Total                          $  4,061,749
                                 ============
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), approximately $246,276 in commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,567 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,956 in transfer agent fees payable to PIMSS at December 31, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $281 in distribution fees payable to PFD at December 31, 2009.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 12, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. (AEW) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and AEW to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one, five and ten year periods ended June 30, 2009 and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's performance with PIM and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses


The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that, effective January 1, 2010, a breakpoint would be added to the Portfolio's management fee schedule on assets over $500 million.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2008). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested
Trustees. Trustees who are not interested persons of the Trust are referred to as Independent
Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S.
registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer
Funds"). Mr. West serves as a Trustee of 46 U.S.
registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Portfolio is 60
State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------


                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(51)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Deputy Chairman and a director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(51)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); and Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (66)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(65)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(62)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (66)         Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 to 2004 and 2008 to present); and Executive Vice
                           President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
-------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          President, Bush International, LLC (international financial advisory firm)
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(65)
-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(62)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (66)         Director of Enterprise Community
                           Investment, Inc. (privately held affordable
                           housing finance company); and Director of
                           Oxford Analytica, Inc. (privately held
                           research and consulting company)
--------------------------------------------------------------------------------
Mary K. Bush (61)          Director of Marriott International, Inc.;
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman
(65)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(62)
--------------------------------------------------------------------------------
Thomas J. Perna (59)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (61)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (81)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (61)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (30)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
-------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
-------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005); and
                             Independent Consultant (July 1997 to February 2005)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[Logo]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18653-04-0210



                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2009


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           26
  Notes to Financial Statements                  31
  Report of Independent Registered Public
    Accounting Firm                              36
  Approval Of Investment Advisory Agreement      38
  Trustees, Officers and Service Providers       41


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/09
--------------------------------------------------------------------------------


[The following data was represented as pie charts in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)
U.S. Corporate Bonds                               52.4%
U.S. Government Securities                         13.8%
Senior Floating Rate Loan Interests                 8.8%
Foreign Government Bonds                            7.1%
Collateralized Mortgage Obligations                 5.7%
Convertible Corporate Bonds                         3.9%
Asset Backed Securities                             3.4%
Temporary Cash Investments                          1.9%
U.S. Common Stocks                                  1.6%
Municipal Bonds                                     1.2%
Warrants                                            0.1%
International Common Stocks                         0.1%


Maturity Distribution
(As a percentage of total investment portfolio)
<1 year                                            16.5%
1-3 years                                          23.6%
3-4 years                                          15.3%
4-6 years                                          18.7%
6-8 years                                          16.2%
8+ years                                            9.7%


Five Largest Holdings
(As a percentage of long-term holdings)*

1.    U.S. Treasury Notes, 4.5%,
       8/15/39                              1.60%
2.    Government of France, 3.75%,
       4/25/17                              1.43
3.    U.S. Treasury Notes, 3.625%,
       8/15/19                              1.06
4.    Flextronics Semiconductor, Inc.,
       Closing Date Loan, 10/1/14           0.95
5.    Goldman Sachs Capital Corp.,
       Floating Rate Note,
       12/29/49                             0.89

*The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/09     12/31/08
  Class I                     $ 10.07      $ 8.91
  Class II                    $ 10.06      $ 8.92


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 12/31/09)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.7765       $ 0.3317          $ 0.1931
  Class II                  $ 0.7690       $ 0.3317          $ 0.1931


--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[The following data was represented as a line chart in the printed material]

              Pioneer         Pioneer
             Strategic      Strategic         Barclays
             Income VCT     Income VCT      Capital U.S.
             Portfolio,     Portfolio,       Universal
              Class I        Class II          Index
12/99        $10,000          $10,000          $10,000
12/01         11,173           11,117           11,979
12/03         14,998           14,848           13,923
12/05         16,988           16,732           15,012
12/07         19,252           18,871           16,783
12/09         22,086           21,556           16,880


The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2009)

             Class I     Class II*
10 Years      8.25%       7.98%
5 Years*      5.96%       5.72%
1 Year       29.73%      29.35%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
* Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2009 through December 31, 2009.

       Share Class                                   I               II
       ---------------------------------------------------------------------
       Beginning Account Value on 07/01/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/2009        $ 1,135.19       $ 1,132.96
       Expenses Paid During Period*              $     6.89       $     7.10

* Expenses are equal to the Fund's annualized expense ratio of 1.28% and 1.32%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

       Share Class                                   I               II
       ---------------------------------------------------------------------
       Beginning Account Value on 07/01/09       $ 1,000.00       $ 1,000.00
       Ending Account Value 12/31/2009           $ 1,018.75       $ 1,018.55
       Expenses Paid During Period*              $     6.51       $     6.72

* Expenses are equal to the Fund's annualized expense ratio of 1.28% and 1.32%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

Global fixed-income market trends reversed direction in 2009, with credit-sensitive securities surging in value on rising expectations for a global economic recovery. High-yield corporate bonds, emerging market debt and investment-grade securities all generated strong returns, outpacing government securities and other higher-quality instruments that had led the markets during the 2008 credit crisis. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Strategic Income VCT Portfolio during the 12 months ended December 31, 2009. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Portfolio.


Q: How did the Pioneer Strategic Income VCT Portfolio perform during the 12 months ended December 31, 2009?

A: The Portfolio performed very well. Pioneer Strategic Income VCT Portfolio's
   Class I shares returned 29.73% at net asset value over the 12 months ended December 31, 2009, and Class II shares returned 29.35%. During the same period, the Portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Universal Bond Index (the Barclays Universal Index) returned 8.60%, while the average return of the 59 variable portfolios in Lipper's General Bond Underlying category was 20.03%. On December 31, 2009, the standardized 30-day SEC yield on Class I shares was 4.96%.

Q: What were the primary factors affecting the Portfolio's performance during the 12 months ended December 31, 2009?

A: The Portfolio's exposure to credit-sensitive securities, including investment-grade and high-yield corporate bonds (rated BB or lower), as well as emerging market debt, was the main factor in its strong performance relative to both the Barclays Universal Index and to the Lipper peer group.

   Bond markets changed direction in 2009, as investors willingly took on more credit risk. Lower-rated securities substantially outperformed Treasuries and other high-grade bonds in 2009, reversing the trends of 2008, when higher-quality securities produced the best returns.

   Several factors were responsible for the turnabout, which occurred despite lackluster growth trends in the general economy. First, the widening of yield differences -- or spreads -- between lower-rated bonds and government and other higher-rated securities had reached 50-year peaks by the end of 2008, and corporate bonds were selling at very cheap valuations. Investment-grade corporate securities, for example, were priced as if bond default rates would approach Great Depression-era levels. Second, the monetary policies of the U.S. Federal Reserve (the Fed) and the central banks of other major economies, which lowered short-term interest rates essentially to zero or to near-zero, incentivized investors to accept more credit risk in return for greater yields. Third, major banking institutions had been successful in raising new capital, which directly strengthened their balance sheets and indirectly encouraged investors to return to asset classes they had abandoned in 2008 during the credit crisis.

   The market for credit-related securities, both high-yield and investment-grade debt, bottomed in November and December of 2008, and then began to recover. The early weeks of 2009 produced uneven results, but credit-exposed fixed-income securities began recovering sharply in March, followed by a surge in equity prices.

   Over the full year ended December 31, 2009, the lower the credit rating, the better the performance. As examples, the Bank of America/Merrill Lynch High Yield Master II Index generated a 57.51% return over the 12-month period, while the Bank of America/Merrill Lynch Global High Yield and Emerging Market Plus Index rose by 50.94%; both indices measure the performance of lower-rated securities. In contrast, the Barclays Capital Government Bond Index, an index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more, fell by 2.20% over the same 12-month period.

   As a result, by the end of 2009, those investors who had held credit-related investments consistently throughout both the dramatic downturn of 2008 and the subsequent resurgence in 2009 finished the year with positive performance.


Q: What were your principal investment strategies for the Portfolio over the 12 months ended December 31, 2009?

A: Consistent with our long-term strategy, we kept the Portfolio's investments diversified, with exposure to different parts of the fixed-income markets. Within that overall strategy, we positioned the Portfolio to benefit from an upturn in credit-sensitive securities, believing that their prices in late 2008 offered tremendous value. In addition, we believed coordinated central bank interventions throughout the world would lead to a global economic recovery. We began increasing the Portfolio's credit exposure, especially in investments in corporate debt, as early as the summer and fall of 2008, and continued to add to credit-sensitive positions in early 2009. Within the Portfolio's corporate bond allocations, we also emphasized securities of higher-quality financial institutions and added positions in corporate bonds issued by industrials and materials companies that stood to benefit from an economic recovery.


A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   While we kept some Portfolio exposure to emerging market debt as part of our diversification strategy, our commitment to emerging markets was more modest than in the past, in part because we saw excellent opportunity in the domestic high-yield market, with less risk.

   On December 31, 2009, 9.2% of Portfolio assets were invested in emerging market and international high-yield debt. U.S. high-yield corporate bonds (rated BB and lower) represented 31.0% of Portfolio assets, with domestic investment-grade corporates and international investment-grade securities accounting for 23.0% and 12.7% of net assets, respectively. About 16.5% of Portfolio assets were invested in mortgage-backed securities, with another 7.6% of assets invested in U.S. government debt and cash. The Portfolio's average credit quality stood at BBB- on December 31, 20091, slightly lower than the BBB average during the first half of the Portfolio's fiscal year. The Portfolio's average duration on December 31, 2009 was 4.14 years.

   We maintained the Portfolio's modest exposure to foreign currencies, especially the euro, after the currency peaked in value in 2008. We had rebuilt the Portfolio's foreign currency positions early in 2009, but we cut back somewhat in the final quarter of the year, at the same time as we were shifting allocations away from the euro and toward the currencies of commodity-linked countries, such as Australia, Norway and Canada, because of their better growth prospects and also because they were less likely to be hurt by an increase in inflationary pressures. At the end of 2009, 6.26% of the Portfolio's net assets were invested in foreign currencies.

   1 Average Credit Quality is an asset weighted average of the higher rating of the fixed income securities, cash, and cash equivalents in the Fund as provided by Moody's or S&P. The rating also includes securities that have not been rated by either of the rating agencies, which has the effect of reducing the overall average. Source: Wilshire Axiom.

Q: What types of investments most influenced the Portfolio's results over the 12 months ended December 31, 2009?

A: The Portfolio's overweighting of credit-sensitive securities was the primary factor in its strong relative performance. Exposures to U.S. high-yield bonds, U.S. and foreign investment-grade debt and emerging market and international high-yield holdings helped the Portfolio benefit from the global surge in credit-linked securities. Those securities offered both superior yields and price gains as they rebounded off their 2008 lows.

   Among individual holdings, the Portfolio's leading contributors included the investment-grade securities of Goldman Sachs, the U.S. investment banking firm, and of Glencore International, a commodity trading firm based in Switzerland. Higher-yielding investments that supported Portfolio results included bonds of Univision, the Spanish-language media corporation, and of Vimpel-Communications, a Russian telecommunication services company.

   Some investments did produce disappointing returns for the Portfolio, however. Holdings that detracted from results included securities of CIT, a commercial lending firm that filed for bankruptcy; Kingsway America, an auto insurer based in Canada that specializes in non-standard coverage for high-risk drivers; and securities backed by revenues from Foxwoods (Mashantucket Pequot), a Native American casino and resort in Connecticut. We sold the Portfolio's position in the CIT securities.


Q: What is your investment outlook?

A: We think the global economic recovery should persist, led by the developing markets, especially in Asian countries (notably China and India). At the same time, we think growth in the United States should be stronger than the recovery in Europe. While emerging market nations may grow faster than traditional industrial economies, we believe prices of emerging-market debt already reflect a very optimistic outlook. As a consequence, prices for U.S. high-yield debt appear more attractive. At the same time, the U.S. dollar appears inexpensive compared to the British pound and the Japanese yen, as well as the euro.

   One caveat is our concern about possible economic policies emanating from Washington that could lead to higher taxes and more market regulations, which could have the potential of slowing the recovery. Political uncertainties are not helpful to the investment environment.

   While we intend to watch political developments carefully, we expect to continue to favor credit-sensitive securities for the Portfolio, with exposure to corporate bonds, both high yield and investment grade, as well as some non-agency mortgage-backed securities. We also intend to continue to emphasize U.S. dollar-denominated investments.


  Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

  Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                      Value
                                          CONVERTIBLE CORPORATE BONDS - 3.9%
                                          Energy - 0.7%
                                          Coal & Consumable Fuels - 0.4%
   116,000                  BB-/NR        Massey Energy Co., 3.25%, 8/1/15                             $   101,355
                                                                                                       -----------
                                          Oil & Gas Drilling - 0.1%
    33,000                  BBB+/Baa2     Transocean Sedco, Inc., 1.625%, 12/15/37                     $    32,670
                                                                                                       -----------
                                          Oil & Gas Exploration & Production - 0.2%
    55,000                  BB/Ba3        Chesapeake Energy Corp., 2.5%, 5/15/37                       $    49,225
                                                                                                       -----------
                                          Total Energy                                                 $   183,250
                                                                                                       -----------
                                          Capital Goods - 0.8%
                                          Construction & Farm Machinery & Heavy Trucks - 0.0%
     8,000                  CCC/Caa2      Greenbrier Co., Inc., 2.375%, 5/15/26                        $     6,000
                                                                                                       -----------
                                          Electrical Component & Equipment - 0.4%
   104,000                  B/B2          General Cable Corp., 4.5%, 11/15/29                          $   106,990
                                                                                                       -----------
                                          Trading Companies & Distributors - 0.4%
    87,000                  B/NR          WESCO International, Inc., 6.0%, 9/15/29                     $   106,140
                                                                                                       -----------
                                          Total Capital Goods                                          $   219,130
                                                                                                       -----------
                                          Transportation - 0.3%
                                          Marine - 0.3%
   111,000                  CCC+/Caa2     Horizon Lines, Inc., 4.25%, 8/15/12                          $    90,188
                                                                                                       -----------
                                          Total Transportation                                         $    90,188
                                                                                                       -----------
                                          Health Care Equipment & Services - 0.7%
                                          Health Care Equipment - 0.4%
   135,000                  BB-/NR        Hologic, Inc., 2.0%, 12/15/37                                $   115,256
                                                                                                       -----------
                                          Health Care Services - 0.3%
   114,000                  B+/B3         Omnicare, Inc., 3.25%, 12/15/35                              $    92,768
                                                                                                       -----------
                                          Total Health Care Equipment & Services                       $   208,024
                                                                                                       -----------
                                          Pharmaceuticals & Biotechnology - 0.2%
                                          Pharmaceuticals - 0.2%
    51,000                  BB-/NR        Mylan Labs, Inc., 1.25%, 3/15/12 (c)                         $    52,913
                                                                                                       -----------
                                          Total Pharmaceuticals & Biotechnology                        $    52,913
                                                                                                       -----------
                                          Banks - 0.1%
                                          Regional Banks - 0.1%
    31,000                  A/A3          National City Corp., 4.0%, 2/1/11                            $    31,581
                                                                                                       -----------
                                          Total Banks                                                  $    31,581
                                                                                                       -----------
                                          Technology Hardware & Equipment - 0.4%
                                          Electronic Equipment & Instruments - 0.4%
   131,000                  BB-/NR        L-1 Identity Solutions, Inc., 3.75%, 5/15/27                 $   118,064
                                                                                                       -----------
                                          Total Technology Hardware & Equipment                        $   118,064
                                                                                                       -----------
                                          Semiconductors - 0.2%
    50,000                  A-/A2         Intel Corp., 3.25%, 8/1/39                                   $    57,438
                                                                                                       -----------
                                          Total Semiconductors                                         $    57,438
                                                                                                       -----------
                                          Telecommunication Services - 0.5%
                                          Integrated Telecommunication Services - 0.2%
    44,000                  B+/B1         Qwest Communications International, Inc., 3.5%, 11/15/25     $    45,650
                                                                                                       -----------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                      Value
                                          Wireless Telecommunication Services - 0.3%
  102,000                   B-/NR         NII Holdings, Inc., 3.125%, 6/15/12                         $    93,583
                                                                                                      -----------
                                          Total Telecommunication Services                            $   139,233
                                                                                                      -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $844,401)                                             $ 1,099,821
                                                                                                      -----------


   Shares
                                          PREFERRED STOCK - 0.5%
                                          Diversified Financials - 0.5%
                                          Diversified Financial Services - 0.5%
    165                                   Bank of America Corp., 7.25%, 12/31/49                      $   145,200
                                                                                                      -----------
                                          TOTAL PREFERRED STOCK
                                          (Cost $116,023)                                             $   145,200
                                                                                                      -----------
                                          COMMON STOCKS - 1.2%
                                          Materials - 0.3%
                                          Commodity Chemicals - 0.3%
  4,406                                   Georgia Gulf Corp.*                                         $    76,576
                                                                                                      -----------
                                          Forest Products - 0.0%
  3,450                                   Ainsworth Lumber Co., Ltd.*                                 $     8,733
                                                                                                      -----------
                                          Total Materials                                             $    85,309
                                                                                                      -----------
                                          Transportation - 0.1%
                                          Airlines - 0.1%
  1,215                                   Delta Air Lines, Inc.*                                      $    13,827
                                                                                                      -----------
                                          Total Transportation                                        $    13,827
                                                                                                      -----------
                                          Automobiles & Components - 0.3%
                                          Auto Parts & Equipment - 0.3%
  1,233                                   Lear Corp.*                                                 $    83,400
                                                                                                      -----------
                                          Total Automobiles & Components                              $    83,400
                                                                                                      -----------
                                          Diversified Financials - 0.2%
                                          Asset Management & Custody Banks - 0.2%
  1,776                                   Legg Mason, Inc.                                            $    53,564
                                                                                                      -----------
                                          Total Diversified Financials                                $    53,564
                                                                                                      -----------
                                          Real Estate - 0.3%
                                          Real Estate Development - 0.3%
 53,392                                   Hold Co.*                                                   $    93,436
                                                                                                      -----------
                                          Total Real Estate                                           $    93,436
                                                                                                      -----------
                                          TOTAL COMMON STOCKS
                                          (Cost $232,387)                                             $   329,536
                                                                                                      -----------


  Principal
 Amount ($)
                                          ASSET BACKED SECURITIES - 3.4%
                                          Materials - 0.1%
                                          Steel - 0.1%
  15,359     AA+/Aa1                      Master Asset Backed Security Trust, 0.67375%, 5/25/35       $    14,394
                                                                                                      -----------
                                          Total Materials                                             $    14,394
                                                                                                      -----------
                                          Consumer Services - 0.3%
                                          Restaurants - 0.3%
  99,000     BB/Ba3                       Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)     $    83,651
                                                                                                      -----------
                                          Total Consumer Services                                     $    83,651
                                                                                                      -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
   Principal Rate (b)      Ratings
  Amount ($) (unaudited)   (unaudited)                                                                                        Value
                                          Food & Drug Retailing - 0.3%
                                          Food Retail - 0.3%
 118,000                    BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                              $    89,680
                                                                                                                        -----------
                                          Total Food & Drug Retailing                                                   $    89,680
                                                                                                                        -----------
                                          Banks - 2.1%
                                          Diversified Banks - 0.1%
  30,098      0.58          AAA/Aaa       Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35                   $    27,777
                                                                                                                        -----------
                                          Thrifts & Mortgage Finance - 2.0%
  37,960      0.83          AA+/Aa1       ACE 2004-HE4 M1, Floating Rate Note, 12/25/34                                 $    26,068
  26,970      0.35          AAA/Ba3       Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                        23,832
 100,000      0.33          AAA/Ba3       Carrington Mortgage Loan Trust, Floating Rate Note, 10/25/36                       76,228
  32,477      0.00          B/Ba2         CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                                   23,419
  60,000      0.74          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 11/25/35                49,986
  27,000      0.65          AA+/Aa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35                 22,937
  59,356      0.65          AA+/Aa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35                 56,752
  23,619      0.32          BBB-/Ba1      Credit-Based Asset Servicing, Floating Rate Note, 4/25/37                          20,159
  50,000      5.68          BBB/Baa2      CWL 2006-15 A2, Floating Rate Note, 10/25/46                                       48,840
  37,912      0.52          AAA/Aaa       FBR Securitization Trust, 2.76188%, 9/25/35                                        35,173
  12,233      0.42          A/B1          FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                                       8,085
  17,000      0.68          AA+/NR        First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note,
                                          3/25/35                                                                            14,932
   3,742      0.77          AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note,
                                          9/24/34                                                                             3,223
   8,818      0.34          AAA/A2        Fremont Home Loan Trust, Floating Rate Note, 2/25/36                                8,603
   9,548      0.49          AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                           9,368
  20,655      0.66          A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                           19,860
  52,974      0.58          CCC/Caa2      Lehman XS Trust., Floating Rate Note, 12/25/35                                     14,169
  22,418      0.00          B/A2          Morgan Stanley ABS Capital, Inc., Floating Rate Note, 12/25/36                     20,700
     546      0.64          AA+/Aa2       Morgan Stanley Capital, Inc., Floating Rate Note, 3/25/35                             542
  13,176      0.33          AAA/Aa2       Morgan Stanley Capital, Inc., Floating Rate Note, 8/25/36                          12,884
   6,021      0.32          AAA/Aa2       Option One Mortgage Trust, Floating Rate Note, 5/25/37                              5,834
  25,291      0.00          AAA/Aa2       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                                     23,592
  35,000      0.34          BB+/Ba3       Saxon Asset Securities Trust, 0.34594%, 11/25/36                                   32,760
  26,144      0.35          AAA/Baa2      SVHE 2007-NS1 A1, Floating Rate Note, 1/25/37                                      24,495
                                                                                                                        -----------
                                                                                                                        $   582,441
                                                                                                                        -----------
                                          Total Banks                                                                   $   610,218
                                                                                                                        -----------
                                          Diversified Financials - 0.6%
                                          Consumer Finance - 0.3%
  50,000  0.60              B/A1          Novastar Home Equity Loan, Floating Rate Note, 1/25/36                        $    31,468
  33,000  0.67              AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                      25,915
  24,310  0.00              A/Baa1        Specialty Underwriting & Residential Finance, Floating Rate Note, 9/25/36          20,505
                                                                                                                        -----------
                                                                                                                        $    77,888
                                                                                                                        -----------
                                          Diversified Financial Services - 0.1%
  21,087  0.51              AAA/Aa1       Home Equity Asset Trust, Floating Rate Note, 12/25/35                         $    18,080
  15,399  0.47              AAA/Aaa       JP Morgan Mortgage Acquisition, Floating Rate Note, 12/25/35                       13,846
                                                                                                                        -----------
                                                                                                                        $    31,926
                                                                                                                        -----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             Floating      S&P/Moody's
   Principal Rate (b)      Ratings
  Amount ($) (unaudited)   (unaudited)
                                       Investment Banking & Brokerage - 0.1%
  40,000   0.39          CCC/Caa3      MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                              $    15,454
                                                                                                                   -----------
                                       Specialized Finance - 0.1%
  94,119   2.71          B-/Baa3       Aegis Asset Backed Securities Trust, Floating Rate Note, 1/25/34            $    45,048
                                                                                                                   -----------
                                       Total Diversified Financials                                                $   170,316
                                                                                                                   -----------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $1,086,879)                                                           $   968,259
                                                                                                                   -----------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 5.7%
                                       Materials - 0.6%
                                       Forest Products - 0.3%
 121,000                 BB/Ba2        T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                                  $   111,320
                                                                                                                   -----------
                                       Steel - 0.3%
  60,579                 AAA/Aaa       GMAC Mortgage Corp. Loan Trust, 5.5%, 11/25/33                              $    61,592
                                                                                                                   -----------
                                       Total Materials                                                             $   172,912
                                                                                                                   -----------
                                       Banks - 3.8%
                                       Thrifts & Mortgage Finance - 3.8%
  70,007                 NR/Aaa        Banc of America Alternative Loan Trust, 5.5%, 9/25/33                       $    69,778
  42,723                 AAA/Aaa       Bayview Commercial Asset, 0.67375%, 4/25/34                                      30,854
  60,000   5.00          AAA/Aa1       BCAP LLC 2006-RR1 PB, Floating Rate Note, 11/25/36                               59,268
  71,612                 CCC/Caa1      Chase Mortgage Finance Corp., 5.5%, 5/25/37                                      64,988
  33,610   0.00          CCC/Ba2       Countrywide Alternative Loan Trust, Floating Rate Note, 10/25/35                 17,541
  22,594   0.58          B/Baa3        Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/35                  11,784
  62,131                 BBB/Ba1       Countrywide Home Loans, 4.5%, 9/25/35                                            45,441
   1,210   3.84          AA/A2         Countrywide Home Loans, Floating Rate Note, 9/25/33                               1,121
  90,196                 AAA/NR        CWALT2004-3T1 A3, 5.0%, 5/25/34                                                  84,530
  31,109   0.68          CCC/Ca        DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                                 10,710
  14,673   0.70          AAA/Aa2       Global Tower Partners Acquisition, Floating Rate Note, 10/25/44                   9,879
  72,366   0.63          NR/Aaa        Impac CMB Trust, Floating Rate Note, 11/25/35                                    50,656
  10,209   0.87          AAA/Aa2       Impac CMB Trust, Floating Rate Note, 9/25/34                                      6,674
  38,899   0.58          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36                       29,800
  35,569   4.95          BBB/B1        JP Morgan Mortgage Trust, Floating Rate Note, 11/25/35                           32,335
  85,859                 AAA/Aa3       JP Morgan Mortgage Trust, 6.0%, 8/25/34                                          78,051
  54,177   0.51          CCC/Ca        Luminent Mortgage Trust, Floating Rate Note, 7/25/36                              6,332
  20,215                 NR/Aaa        Master Alternative Loans Trust, 5.5%, 8/25/24                                    19,356
 103,098                 AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                                    88,567
  24,715                 AAA/Aaa       Master Asset Securitization Trust, 5.5%, 11/25/33                                24,925
  36,000                 NR/Ba2        SBA CMBS Trust, 6.904%, 11/15/36                                                 36,540
  18,343   0.56          AA/Baa1       Structured Asset Mortgage Investments, Inc., Floating Rate Note, 9/25/45         10,235
  43,280   5.33          AAA/Aaa       Structured Asset Security, Floating Rate Note, 5/25/24                           40,974
  45,357                 AAA/Aaa       WAMU Mortgage Pass-Through Certificates, 4.5%, 8/25/18                           44,008
  63,537   0.46          AAA/Aa1       WAMU Mortgage Pass-Through Certificates, Floating Rate Note, 4/25/45             46,739
  59,617                 AAA/NR        Wells Fargo Mortgage Backed Securities, 5.0%, 11/25/20                           58,723
  51,683                 NR/Baa3       Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                            48,841
  41,067                 NR/Ba2        Wells Fargo Mortgage Backed Securities, 5.5%, 11/25/35                           38,168
                                                                                                                   -----------
                                                                                                                   $ 1,066,818
                                                                                                                   -----------
                                       Total Banks                                                                 $ 1,066,818
                                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                         Value
                                          Diversified Financials - 1.3%
                                          Diversified Financial Services - 1.3%
    63,000                  BBB/Baa2      American Tower Trust, 5.9568%, 4/15/14                          $    64,260
    81,126                  AAA/A1        Banc of America Mortgage, 4.75%, 10/25/20                            78,693
    22,000                  A/A1          Chase Commercial Mortgage Securities Corp., 8.415%, 4/15/32          21,887
    46,000                  NR/A1         CitiCorp Mortgage Securities, 5.5%, 4/25/35                          43,837
    35,000                  NR/A2         Crown Castle Towers LLC, 5.4696%, 11/15/36                           35,788
    90,000                  NR/Baa2       Crown Castle Towers LLC, 5.7724%, 11/15/36                           92,025
    49,311    0.00          CCC/NR        J.P. Morgan Alternative Loan Trust, 6.0%, 3/25/36                    34,824
                                                                                                          -----------
                                                                                                          $   371,314
                                                                                                          -----------
                                          Specialized Finance - 0.0%
     3,531    0.00          AA+/Baa1      INDX 2004-AR1 2A, Floating Rate Note, 4/25/34                   $     1,813
                                                                                                          -----------
                                          Total Diversified Financials                                    $   373,127
                                                                                                          -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $1,689,564)                                               $ 1,612,857
                                                                                                          -----------
                                          CORPORATE BONDS - 52.3%
                                          Energy - 9.6%
                                          Coal & Consumable Fuels - 1.1%
   100,000                  BB+/Ba1       Adaro Indonesia PT, 7.625%, 10/22/19                            $    98,875
   100,000                  BB/Ba3        Bumi Capital Pte, Ltd., 12.0%, 11/10/16                              99,000
   100,000                  BB-/B1        Drummond Co., Inc., 9.0%, 10/15/14 (144A)                           104,875
                                                                                                          -----------
                                                                                                          $   302,750
                                                                                                          -----------
                                          Integrated Oil & Gas - 0.5%
   125,000                  BBB-/Baa1     Petrobras International Finance Co., 7.875%, 3/15/19            $   144,102
                                                                                                          -----------
                                          Oil & Gas Drilling - 0.7%
    78,478                  NR/NR         DDI Holding AS, 9.3%, 1/19/12 (144A)                            $    72,200
    19,923                  NR/NR         DDI Holdings AS, 9.3%, 4/23/12 (144A)                                18,945
   124,000                  BBB+/Baa2     Transocean Sedco, 1.5%, 12/15/37                                    119,660
                                                                                                          -----------
                                                                                                          $   210,805
                                                                                                          -----------
                                          Oil & Gas Equipment & Services - 0.7%
    65,000                  B+/B1         Complete Production Services, Inc., 8.0%, 12/15/16              $    64,106
   119,000                  CCC/B2        Oceanografia SA De CV, 11.25%, 7/15/15                               63,070
    66,000                  BBB+/Baa1     Weatherford International, Ltd., 9.625%, 3/1/19                      82,282
                                                                                                          -----------
                                                                                                          $   209,458
                                                                                                          -----------
                                          Oil & Gas Exploration & Production - 3.6%
    65,000                  B+/B2         Berry Petroleum Co., 10.25%, 6/1/14                             $    70,688
    48,000                  BBB/Baa2      Canadian National Resources, Ltd., 5.9%, 2/1/18                      51,586
    17,000                  BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                               18,148
    69,640                  BBB+/NR       Gazprom International SA, 7.201%, 2/1/20 (144A)                      70,946
    25,070                  BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                             25,540
    56,000                  CCC/Caa1      Harvest Operations Corp., 7.875%, 10/15/11                           56,840
    95,000                  BB-/B2        Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                            93,100
   100,000                  B+/NR         Pacific Rubiales Energy Corp., 8.75%, 11/10/16                      105,000
    75,000                  B/B3          PetroHawk Energy Corp., 9.125%, 7/15/13                              78,375
    50,000                  BB/B1         Plains Exploration & Production Co., 8.625%, 10/15/19                51,375
    78,000                  B-/B3         Quicksilver Resources, Inc., 7.125%, 4/1/16                          72,735
    91,000                  B+/B3         SandRidge Energy, Inc., 8.625, 4/1/15                                91,000

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                        Value
                                          Oil & Gas Exploration & Production - (continued)
     50,000   4.83          B+/B3         SandRidge Energy, Inc., Floating Rate Note, 4/1/14             $    44,825
     35,000                 BBB/Baa2      Talisman Energy, inc., 7.75%, 6/1/19                                41,104
    142,909   0.00          NR/Baa3       Tengizchevroil Finance Co., 6.124%, 11/15/14 (144A) (c)            142,909
                                                                                                         -----------
                                                                                                         $ 1,014,171
                                                                                                         -----------
                                          Oil & Gas Refining & Marketing - 0.5%
     66,000                 BBB/Baa2      Spectra Energy Capital LLL, 6.2%, 4/15/18                      $    70,093
     70,000                 BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19                                83,258
                                                                                                         -----------
                                                                                                         $   153,351
                                                                                                         -----------
                                          Oil & Gas Storage & Transportation - 2.5%
     35,000                 BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                            $    36,258
     10,000                 B+/B1         Copano Energy LLC, 8.125%, 3/1/16                                   10,100
     73,000                 BBB/Baa2      DCP Midstream Partners LP, 9.75%, 3/15/19                           89,823
     56,000   8.38          BB/Ba1        Enterprise Products Partners LP, Floating Rate Note, 8/1/66         54,600
     91,000                 BBB/Baa2      Kinder Morgan Energy Co., 5.95%, 2/15/18                            96,389
     71,000                 BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                            77,169
     83,000                 BBB-/Baa3     Plains All America Pipeline LP, 6.125%, 1/15/17                     87,180
     99,000                 BBB+/A3       Questar Pipeline Co., 5.83%, 2/1/18                                100,974
    151,000   7.20          BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                  129,105
     35,000                 BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                          37,218
                                                                                                         -----------
                                                                                                         $   718,816
                                                                                                         -----------
                                          Total Energy                                                   $ 2,753,453
                                                                                                         -----------
                                          Materials - 4.2%
                                          Aluminum - 0.3%
     68,000                 NR/WR         Asia Aluminum Holdings, 8.0%, 12/23/11 (144A) (e)              $    10,625
     28,609   6.83          D/Caa2        Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15           22,208
     46,000                 B-/Caa1       Novelis, Inc., 7.25%, 2/15/15                                       43,815
                                                                                                         -----------
                                                                                                         $    76,648
                                                                                                         -----------
                                          Commodity Chemicals - 0.3%
    100,000                 B+/B1         Nova Chemicals Corp., 8.375%, 11/1/16 (144A)                   $   101,500
                                                                                                         -----------
                                          Construction Materials - 0.4%
     15,000                 BBB/Baa2      Holcim, Ltd., 6.0%, 12/30/19 (144A)                            $    15,613
    100,000                 BBB/NR        Voto-Votorantim Overseas, Ltd., 6.625%, 9/25/19                    100,250
                                                                                                         -----------
                                                                                                         $   115,863
                                                                                                         -----------
                                          Diversified Chemical - 0.1%
EURO 25,000                 CCC-/Caa3     Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)               $    22,655
                                                                                                         -----------
                                          Diversified Metals & Mining - 0.9%
     76,000   5.88          BBB-/Ba2      Freeport-McMoran Copper & Gold, Inc., Floating Rate Note,
                                          4/1/15                                                         $    75,573
    100,000                 NR/Ba3        Prime Dig Pte, Ltd., 11.75%, 11/3/14                               101,000
     66,000                 BBB+/Baa1     Rio Tinto Finance Plc, 8.95%, 5/1/14                                79,088
                                                                                                         -----------
                                                                                                         $   255,661
                                                                                                         -----------
                                          Fertilizers & Agricultural Chemicals - 0.4%
    108,000                 BBB/Baa2      AGRIUM, Inc., 6.75%, 1/15/19                                   $   116,759
                                                                                                         -----------
                                          Forest Products - 0.0%
     13,785                 B-/Caa3       Ainsworth Lumber Co., 11.0%, 7/29/15 (144A)                    $     8,564
                                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                   Value
                                          Paper Packaging - 0.4%
    35,000                  CCC+/Caa1     Graham Packaging Co., 8.25%, 1/1/17                     $    34,563
    68,000                  B-/B3         Graphic Packaging Co., 9.5%, 8/15/13                         70,210
                                                                                                  -----------
                                                                                                  $   104,773
                                                                                                  -----------
                                          Precious Metals & Minerals - 0.4%
   100,000                  NR/Ba3        Alrosa Finance SA, 8.875%, 11/17/14 (144A)              $   102,875
                                                                                                  -----------
                                          Specialty Chemicals - 0.3%
    17,000                  NR/WR         Arco Chemical Co., 9.8%, 2/1/20 (e)                     $    12,070
    65,000                  BBB-/Baa3     Cytec Industries, Inc., 8.95%, 7/1/17                        77,098
                                                                                                  -----------
                                                                                                  $    89,168
                                                                                                  -----------
                                          Steel - 0.7%
    70,000                  BBB-/Baa3     Allegheny Technologies, Inc., 9.375%, 6/1/19            $    80,574
    75,000                  BBB/Baa3      ArcelorMittal, 6.125%, 6/1/18                                77,388
    30,000                  BBB/Baa2      Commercial Metals Co., 7.35%, 8/15/18                        31,984
                                                                                                  -----------
                                                                                                  $   189,946
                                                                                                  -----------
                                          Total Materials                                         $ 1,184,412
                                                                                                  -----------
                                          Capital Goods - 4.4%
                                          Aerospace & Defense - 0.9%
    83,000                  B-/B3         Aeroflex, Inc., 11.75%, 2/15/15                         $    83,830
    75,000                  BB/Ba3        BE Aerospace, Inc., 8.5%, 7/1/18                             79,500
    30,000                  BB/Ba3        DigitalGlobe, Inc., 10.5%, 5/1/14                            32,100
    68,000                  B+/B1         Esterline Technologies Corp., 7.75%, 6/15/13                 69,445
                                                                                                  -----------
                                                                                                  $   264,875
                                                                                                  -----------
                                          Building Products - 0.2%
    50,000    6.28          B-/NR         C10 - EUR Capital SPV, Ltd., BVI, 6.277%, 5/29/49       $    48,891
                                                                                                  -----------
                                          Construction & Engineering - 0.2%
    53,000                  BB-/Ba3       Dycom Industries, Inc., 8.125%, 10/15/15                $    48,760
                                                                                                  -----------
                                          Construction & Farm Machinery & Heavy Trucks - 0.7%
    61,000                  BB-/Caa1      American Railcar Co., 7.50%, 3/1/14                     $    56,959
    43,000                  CCC/Caa3      Commercial Vehicle Group, Inc., 8.0%, 7/1/13                 25,585
    22,000                  BBB/Baa3      Cummins, Inc., 6.75%, 2/15/27                                21,158
    89,000                  CCC/Caa2      Greenbrier Co., Inc., 8.375%, 5/15/15                        73,536
    22,000                  B-/B2         Titan Wheel International, Inc., 8.0%, 1/15/12               21,560
    10,000                  BBB+/Baa2     Volvo Treasury AB, 5.95%, 4/1/15                             10,319
                                                                                                  -----------
                                                                                                  $   209,117
                                                                                                  -----------
                                          Electrical Component & Equipment - 0.4%
    56,000                  B/B3          Baldor Electric Co., 8.625%, 2/15/17                    $    57,260
    70,000                  B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                              68,163
                                                                                                  -----------
                                                                                                  $   125,423
                                                                                                  -----------
                                          Industrial Conglomerates - 0.2%
    68,000                  CCC+/Caa2     Park-Ohio Industries, Inc., 8.375%, 11/15/14            $    52,190
    13,000                  BBB+/Baa1     Tyco International Finance SA, 8.5%, 1/15/19                 15,701
                                                                                                  -----------
                                                                                                  $    67,891
                                                                                                  -----------
                                          Industrial Machinery - 0.9%
    50,000                  BB/B1         Gardner Denver, Inc., 8.0%, 5/1/13                      $    49,000
    63,000                  B-/NR         Industrias Metalurgicas Pescar SA, 11.25%, 10/22/14          47,880

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                     Value
                                          Industrial Machinery - (continued)
     50,000                 BBB+/Baa1     Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/14      $    59,747
     99,000                 B-/Caa1       Mueller Water Products, Inc., 7.375%, 6/1/17                     91,575
                                                                                                      -----------
                                                                                                      $   248,202
                                                                                                      -----------
                                          Trading Companies & Distributors - 0.9%
    124,000                 BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                         $   116,798
    136,000                 BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                      139,138
                                                                                                      -----------
                                                                                                      $   255,936
                                                                                                      -----------
                                          Total Capital Goods                                         $ 1,269,095
                                                                                                      -----------
                                          Commercial Services & Supplies - 0.0%
                                          Environmental & Facilities Services - 0.0%
     31,000                 D/WR          Aleris International, Inc., 9.0%, 12/15/14                  $       162
                                                                                                      -----------
                                          Total Commercial Services & Supplies                        $       162
                                                                                                      -----------
                                          Transportation - 0.9%
                                          Air Freight & Couriers - 0.3%
EURO 70,000                 CCC/Caa2      Ceva Group Plc, 8.5%, 12/1/14 (144A)                        $    73,211
                                                                                                      -----------
                                          Airlines - 0.1%
     27,348                 B+/WR         Delta Airlines, Inc., 7.779%, 1/2/12                        $    26,254
                                                                                                      -----------
                                          Railroads - 0.5%
     46,000                 BBB/Baa1      Burlington Sante Fe Corp., 5.75%, 3/15/18                   $    48,864
     75,000                 B+/B2         Kansas City Southern Railway, 8.0%, 6/1/15                       78,094
     22,000                 BBB/Baa2      Union Pacific Corp., 7.875%, 1/15/19                             26,620
                                                                                                      -----------
                                                                                                      $   153,578
                                                                                                      -----------
                                          Total Transportation                                        $   253,043
                                                                                                      -----------
                                          Automobiles & Components - 0.8%
                                          Auto Parts & Equipment - 0.8%
     51,000                 CCC+/Caa2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A) (c)       $    53,550
     63,000                 CCC/Caa2      Tenneco Automotive, Inc., 8.625%, 11/15/14 (c)                   63,551
    101,000                 B-/Caa1       TRW Automotive, Inc., 7.25%, 3/15/17                             97,970
                                                                                                      -----------
                                                                                                      $   215,071
                                                                                                      -----------
                                          Total Automobiles & Components                              $   215,071
                                                                                                      -----------
                                          Consumer Durables & Apparel - 1.7%
                                          Homebuilding - 0.7%
     80,000                 BB-/Ba3       Desarrolladora Homex SA de CV, 9.5%, 12/11/19 (144A)        $    80,200
    105,000                 B+/B1         Meritage Homes Corp., 6.25%, 3/15/15                             96,600
     30,000                 B+/Ba3        Urbi Desarrollos Urbanos SA de CV, 8.5%, 4/19/16 (144A)          28,950
                                                                                                      -----------
                                                                                                      $   205,750
                                                                                                      -----------
                                          Household Appliances - 0.4%
     93,000                 BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13                               $    95,765
                                                                                                      -----------
                                          Housewares & Specialties - 0.6%
    110,000                 BBB-/NR       Controladora Mabe SA De CV, 7.875%, 10/28/09                $   110,275
     66,000                 CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17                         65,010
                                                                                                      -----------
                                                                                                      $   175,285
                                                                                                      -----------
                                          Total Consumer Durables & Apparel                           $   476,800
                                                                                                      -----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                         Value
                                          Consumer Services - 2.0%
                                          Casinos & Gaming - 1.7%
     103,000                B/B2          Codere Finance SA, 8.25%, 6/15/15 (144A)                        $   129,860
EURO 108,000  8.25          BB/Ba3        Lottomatica S.p.A., Floating Rate Note, 3/31/66 (144A)              147,196
      35,000                D/WR          Mashanucket Pequot Tribe, 8.5%, 11/15/15 (144A)                       8,575
      50,000                B/B3          Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                         62,323
      25,000                BB-/Ba3       Scientific Games International, Inc., 9.25%, 6/15/19 (144A)          26,250
      83,000                BB-/Ba3       Scientific Games International, Inc., 9.25%, 6/15/19 (144A)          87,150
      55,000                D/WR          Station Casinos, Inc., 6.625%, 3/15/18                                  275
                                                                                                          -----------
                                                                                                          $   461,629
                                                                                                          -----------
                                          Education Services - 0.3%
      55,000                AAA/Aaa       Leland Stanford Junior University, 4.75%, 5/1/19                $    55,700
      53,000                AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                         54,497
                                                                                                          -----------
                                                                                                          $   110,197
                                                                                                          -----------
                                          Total Consumer Services                                         $   571,826
                                                                                                          -----------
                                          Media - 1.7%
                                          Broadcasting - 1.6%
      46,000                B/B1          Hughes Network System LLC, 9.5%, 4/15/14                        $    47,495
     103,000                B/B2          Kabel Deutschland GMBH, 10.625%, 7/1/14                             107,635
      20,000                BBB+/Baa1     News America, Inc., 5.65%, 8/15/20 (144A)                            20,825
     149,000                B+/B3         Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                      151,980
      25,000                B-/Caa1       Telesat Canada / Telesat LLC, 12.5%, 11/1/17                         27,500
     118,932                CCC/Caa2      Univision Communications, 9.75%, 3/15/15 (PIK) (144A)               104,214
                                                                                                          -----------
                                                                                                          $   459,649
                                                                                                          -----------
                                          Cable & Satellite - 0.1%
      17,000                BBB/Baa2      Time Warner Cable, Inc., 8.25%, 4/1/19                          $    20,249
      12,000                BBB/Baa2      Time Warner Cable, Inc., 8.75, 2/14/19                               14,625
                                                                                                          -----------
                                                                                                          $    34,874
                                                                                                          -----------
                                          Total Media                                                     $   494,523
                                                                                                          -----------
                                          Retailing - 0.6%
                                          Apparel Retail - 0.2%
      46,000                B-/B3         Brown Shoe Co., Inc., 8.75%, 5/1/12                             $    46,863
                                                                                                          -----------
                                          Internet Retail - 0.4%
     118,000                BB-/Ba3       Ticketmaster, Inc., 10.75%, 8/1/16                              $   127,145
                                                                                                          -----------
                                          Total Retailing                                                 $   174,008
                                                                                                          -----------
                                          Food, Beverage & Tobacco - 1.7%
                                          Brewers - 0.9%
      71,000                BBB+/Baa2     Anheuser-Busch InBev Worldwide, Inc, 7.75%, 1/15/19 (144A)      $    83,126
      68,000                B+/Ba3        Cerveceria Nacional SA, 8.0%, 3/27/14 (144A)                         69,360
      26,000                BBB+/Baa1     Cia Brasileira de Bebida, 10.5%, 12/15/11                            29,965
      73,000                BBB+/Baa1     Cia Brasileira de Bebida, 8.75%, 9/15/13                             84,680
                                                                                                          -----------
                                                                                                          $   267,131
                                                                                                          -----------
                                          Distillers & Vintners - 0.4%
      96,000                BB/Ba3        Constellation Brands, Inc., 8.375%, 12/15/14                    $   102,240
                                                                                                          -----------

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                              Value
                                          Tobacco - 0.4%
   115,000                  B+/B2         Alliance One International, Inc., 10.0%, 7/15/16                     $   120,750
                                                                                                               -----------
                                          Total Food, Beverage & Tobacco                                       $   490,121
                                                                                                               -----------
                                          Health Care Equipment & Services - 1.1%
                                          Health Care Facilities - 0.6%
   127,277                  BB-/B2        HCA, Inc., 9.625%, 11/15/16                                          $   137,777
    23,000                  BB/Ba3        HCA, Inc., 8.5%, 4/15/19                                                  24,783
                                                                                                               -----------
                                                                                                               $   162,560
                                                                                                               -----------
                                          Health Care Supplies - 0.3%
    96,000                  B-/B3         Biomet, Inc., 10.375%, 10/15/17                                      $   104,160
                                                                                                               -----------
                                          Managed Health Care - 0.2%
    50,000                  A-/Baa1       United Health Group, Inc., 4.875%, 2/15/13                           $    52,313
                                                                                                               -----------
                                          Total Health Care Equipment & Services                               $   319,033
                                                                                                               -----------
                                          Pharmaceuticals & Biotechnology - 0.7%
                                          Biotechnology - 0.4%
   123,000                  BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                                      $   130,638
                                                                                                               -----------
                                          Pharmaceuticals - 0.3%
    53,000                  B/B2          Phibro Animal Health Corp., 10.0, 8/1/13 (144A)                      $    55,253
                                                                                                               -----------
                                          Total Pharmaceuticals & Biotechnology                                $   185,891
                                                                                                               -----------
                                          Banks - 3.7%
                                          Diversified Banks - 1.2%
    53,000                  NR/Ba1        ATF Bank JSC, 9.25%, 4/12/12 (144A)+                                 $    52,338
   100,000                  A-/Aa3        Credit Agricole SA, 8.375%, 12/13/49                                     106,000
   175,000                  AAA/Aaa       International Bank Reconstruction & Development, 5.75%, 10/21/19         149,117
    25,000                  AA-/A1        Wachovia Corp., 5.75%, 6/15/17                                            25,999
                                                                                                               -----------
                                                                                                               $   333,454
                                                                                                               -----------
                                          Regional Banks - 2.5%
    70,000                  BBB+/A3       KeyBank NA, 5.8%, 7/1/14                                             $    68,132
    50,000                  BBB+/Baa1     KeyCorp., 6.5%, 5/14/13                                                   51,607
    53,000                  A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                                      54,398
    86,000    8.25          BBB/Baa2      PNC Funding Corp., Floating Rate Note, 5/29/49                            86,901
   140,000                  BBB+/A3       State Street Capital Corp., 8.25%, 3/15/42                               143,389
   175,000                  BBB+/A2       US BanCorp., 6.189%, 4/15/2049                                           140,656
   165,000                  A-/Ba1        Wells Fargo & Co., 9.75%, 12/29/49                                       160,050
    18,000                  BB+/B3        Zions BanCorp, 6.0%, 9/15/15                                              12,731
                                                                                                               -----------
                                                                                                               $   717,864
                                                                                                               -----------
                                          Thrifts & Mortgage Finance - 0.0%
     4,192    0.00          AAA/Aaa       Realkredit Danmark, 7.0%, 10/1/32                                    $       872
                                                                                                               -----------
                                          Total Banks                                                          $ 1,052,190
                                                                                                               -----------
                                          Diversified Financials - 5.8%
                                          Asset Management & Custody Banks - 0.1%
    44,000                  BB+/Baa3      Janus Capital Group, Inc., 6.95%, 6/15/17                            $    41,472
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                             Value
                                          Consumer Finance - 0.9%
   118,000                  BB+/B2        American General Finance Corp., 6.9%, 12/15/17                      $    81,934
    78,000                  B-/B3         Ford Motor Credit Co., 5.7%, 1/15/10                                     78,003
   106,000          4.00    BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                                   85,198
                                                                                                              -----------
                                                                                                              $   245,135
                                                                                                              -----------
                                          Diversified Financial Services - 1.4%
   135,000                  BBB/Baa2      Hyundai Capital Services, Inc., 6.0%, 5/5/15 (c)                    $   140,962
   217,000                  BBB+/Baa1     JPMorgan Chase & Co., 7.9%, 4/29/49                                     223,827
    37,281          0.00    A-/Baa1       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)                 39,634
                                                                                                              -----------
                                                                                                              $   404,423
                                                                                                              -----------
                                          Investment Banking & Brokerage - 1.7%
   320,000          5.79    BBB/A3        Goldman Sachs Capital Partners LP, Floating Rate Note, 12/29/49     $   248,000
    73,000                  A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                                       76,816
   111,000                  A/A2          Morgan Stanley Dean Witter & Co., Floating Rate Note, 4/1/18            120,010
    30,000                  BBB+/Baa1     TD Ameritrade Holding Corp., 5.6%, 12/1/19                               29,801
                                                                                                              -----------
                                                                                                              $   474,627
                                                                                                              -----------
                                          Specialized Finance - 1.7%
   121,000                  BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19                              $   118,417
   100,000                  BB/Baa2       Capital One Financial Corp., 10.25%, 8/15/39                            116,250
   136,762                  NR/Ba1        Coso Geothermal Power Holdings LLC, 7.0%, 7/15/26 (144A)                121,034
   166,000          7.68    CCC+/B3       NCO Group, Inc., Floating Rate Note, 11/15/13                           133,838
                                                                                                              -----------
                                                                                                              $   489,539
                                                                                                              -----------
                                          Total Diversified Financials                                        $ 1,655,196
                                                                                                              -----------
                                          Insurance - 3.5%
                                          Insurance Brokers - 0.1%
     8,000                  CCC+/Caa1     Hub International Holdings, Ltd., 10.25%, 6/15/15 (144A)            $     7,360
    33,000          6.68    CCC/B3        Usi Holdings Corp., Floating Rate Note, 11/15/14                         27,101
                                                                                                              -----------
                                                                                                              $    34,461
                                                                                                              -----------
                                          Life & Health Insurance - 1.8%
   137,000                  BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                              $   106,175
    40,000                  A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                                    45,704
   100,000                  BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                           123,143
   110,000                  A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                 110,238
    70,000                  A/Baa2        Prudential Financial, Inc., 5.15%, 1/15/13                               73,639
    10,000                  A/Baa2        Prudential Financial, Inc., 6.2%, 1/15/15                                10,759
    50,000                  BBB+/Baa3     Prudential Financial, Inc., 8.875%, 6/15/38                              53,000
                                                                                                              -----------
                                                                                                              $   522,658
                                                                                                              -----------
                                          Multi-Line Insurance - 0.5%
   123,000                  BB/Baa3       Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)                    $    94,719
    26,000                  BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                         26,649
    22,000         10.75    BB/Baa3       Liberty Mutual Group, Inc., Floating Rate Note, 6/15/58 (144A)           23,320
                                                                                                              -----------
                                                                                                              $   144,688
                                                                                                              -----------
                                          Property & Casualty Insurance - 0.6%
   129,000                  BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25                     $   118,680
    94,000                  B-/NR         Kingsway America, Inc., 7.5%, 2/1/14                                     53,698
                                                                                                              -----------
                                                                                                              $   172,378
                                                                                                              -----------

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                            Value
                                          Reinsurance - 0.5%
   121,000                  BBB+/BBB+     Platinum Underwriters HD, 7.5%, 6/1/17                             $   123,749
                                                                                                             -----------
                                          Total Insurance                                                    $   997,934
                                                                                                             -----------
                                          Real Estate - 2.8%
                                          Diversified Real Estate Activities - 0.4%
    99,000                  A-/A2         WEA Finance LLC, 7.125%, 4/15/18                                   $   108,240
                                                                                                             -----------
                                          Diversified Real Estate Investment Trust - 0.5%
   130,000                  BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14                          $   133,577
                                                                                                             -----------
                                          Office Real Estate Investment Trust - 0.2%
    60,000                  BBB/Baa2      Mack-Cali Realty LP, 5.125%, 1/15/15                               $    57,347
                                                                                                             -----------
                                          Real Estate Operating Companies - 0.4%
    13,040    8.89          B-/NR         Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)                $     6,585
   124,000                  B-/B3         Forest City Enterprises, Inc., 7.625%, 6/1/15                          110,980
                                                                                                             -----------
                                                                                                             $   117,565
                                                                                                             -----------
                                          Retail Real Estate Investment Trust - 0.4%
   123,000                  AA+/Aa2       Trustreet Properties, Inc., 7.5%, 4/1/15                           $   127,196
                                                                                                             -----------
                                          Specialized Real Estate Investment Trust - 0.9%
   105,000                  BBB-/Baa2     Health Care REIT, Inc., 6.2%, 6/1/16                               $   102,048
   100,000                  BBB/Baa2      Hospitality Properties Trust, 7.875%, 8/15/14                          103,237
    30,000                  BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)                      30,000
    35,000                  BBB-/Ba1      Ventas Realty LP, 6.5%, 6/1/16                                          33,775
                                                                                                             -----------
                                                                                                             $   269,060
                                                                                                             -----------
                                          Total Real Estate                                                  $   812,985
                                                                                                             -----------
                                          Software & Services - 0.7%
                                          Internet Software & Services - 0.3%
    75,000                  B-/B2         Terremark Worldwide, Inc., 12.0%, 6/15/17                          $    82,875
                                                                                                             -----------
                                          IT Consulting & Other Services - 0.4%
    53,000                  B-/Caa1       Sungard Data Systems, Inc., 10.25%, 8/15/15                        $    56,445
    55,000                  B/Caa1        Sungard Data Systems, Inc., 10.625%, 5/15/15                            60,569
                                                                                                             -----------
                                                                                                             $   117,014
                                                                                                             -----------
                                          Total Software & Services                                          $   199,889
                                                                                                             -----------
                                          Technology Hardware & Equipment - 0.4%
                                          Computer Storage & Peripherals - 0.1%
    31,000                  BB+/Ba1       Seagate Technology International Holdings, Ltd., 10.0%, 5/1/14     $    34,255
                                                                                                             -----------
                                          Electronic Equipment & Instruments - 0.1%
    25,000                  BBB-/NR       Agilent Technologies, Inc., 5.5%, 9/14/15                          $    26,205
                                                                                                             -----------
                                          Electronic Manufacturing Services - 0.2%
    43,000                  BB-/Ba2       Flextronics International, Ltd., 6.5%, 5/15/13                     $    43,108
                                                                                                             -----------
                                          Total Technology Hardware & Equipment                              $   103,568
                                                                                                             -----------
                                          Semiconductors - 0.3%
                                          Semiconductor Equipment - 0.3%
    76,000                  BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                               $    79,963
                                                                                                             -----------
                                          Total Semiconductors                                               $    79,963
                                                                                                             -----------

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                      Value
                                          Telecommunication Services - 3.5%
                                          Alternative Carriers - 0.6%
   100,000                  B/B1          Paetec Holding Corp., 8.875%, 6/30/17 (144A)                 $   101,250
    60,000                  B-/B2         Global Crossing, Ltd., 12.0%, 9/15/15 (144A)                      65,850
                                                                                                       -----------
                                                                                                       $   167,100
                                                                                                       -----------
                                          Integrated Telecommunication Services - 1.3%
    65,000                  B+/Ba3        Cincinnati Bell, Inc., 8.25%, 10/15/17                       $    65,975
    58,000                  BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                                      64,066
    43,000                  BB/Ba2        Frontier Communications Corp., 8.25%, 5/1/14                      45,043
    68,000                  B+/B1         Mastec, Inc., 7.625%, 2/1/17                                      65,365
    60,000                  A-/A1         Qtel International FIN, Ltd., 6.5%, 6/10/14                       64,884
    75,000                  BB-/Ba3       Windstream Corp., 8.625%, 8/1/16                                  76,313
                                                                                                       -----------
                                                                                                       $   381,646
                                                                                                       -----------
                                          Wireless Telecommunication Services - 1.6%
   127,000                  B-/B3         Cricket Communications, Inc., 9.375%, 11/01/14 (c)           $   127,635
   100,000                  NR/B1         Digicel, Ltd., 8.25%, 9/1/17 (144A)                               97,500
    50,000                  BB-/B1        NII Capital Corp., 10.0%, 8/15/16 (144A)                          52,375
    80,000                  BB-/B1        NII Capital Corp., 8.875%, 12/15/19 (144A)                        77,900
   100,000                  BB+/Ba2       Vip Fin, 9.125%, 4/30/18 (144A)                                  106,750
                                                                                                       -----------
                                                                                                       $   462,160
                                                                                                       -----------
                                          Total Telecommunication Services                             $ 1,010,906
                                                                                                       -----------
                                          Utilities - 2.2%
                                          Electric Utilities - 1.0%
    33,000                  BBB+/Baa1     CenterPoint Energy Houston Electric LLC, 7.0%, 3/1/14        $    37,607
    50,000                  BBB+/Baa2     NY State Gas and Electric Corp., 6.15%, 12/15/17 (144A)           49,864
    25,000                  BB+/Baa3      Public Service of New Mexico Co., 7.95%, 5/15/18                  26,170
    33,000                  BB-/Ba2       Public Service of New Mexico Co., 9.25%, 5/15/15                  34,691
    49,000                  CCC/Caa2      TXU Energy Co., 10.25%, 11/1/15 (c)                               39,690
    83,000                  BBB+/Baa1     West Penn Power Co., 5.95%, 12/15/17                              84,876
                                                                                                       -----------
                                                                                                       $   272,898
                                                                                                       -----------
                                          Gas Utilities - 0.3%
    31,000                  B+/B1         Inergy LP, 8.25%, 3/1/16                                     $    31,465
    86,000                  B-/B2         Transportadora De Gas del Sur SA, 7.875%, 5/14/17 (144A)          76,110
                                                                                                       -----------
                                                                                                       $   107,575
                                                                                                       -----------
                                          Independent Power Producer & Energy Traders - 0.6%
   109,000                  BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                   $   113,633
    46,903    0.00          NR/Ba1        Juniper Generation LLC, 6.79%, 12/31/14 (144A)                    43,827
                                                                                                       -----------
                                                                                                       $   157,460
                                                                                                       -----------
                                          Multi-Utilities - 0.3%
   102,738    0.00          NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                         $    92,721
                                                                                                       -----------
                                          Total Utilities                                              $   630,654
                                                                                                       -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $14,238,663)                                           $14,930,723
                                                                                                       -----------

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                Floating      S&P/Moody's
   Principal    Rate (b)      Ratings
  Amount ($)    (unaudited)   (unaudited)                                                                              Value
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.7%
        82,930                AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 7/1/20                       $    85,998
        36,347                AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-6/1/35                     37,353
         7,120                AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                            7,568
        36,335                AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 6/1/17-1/1/33                     39,018
        59,914                AAA/Aaa       Federal National Mortgage Association, 4.0%, 7/1/18                       61,437
       122,508                AAA/Aaa       Federal National Mortgage Association, 4.5%, 5/1/20-3/1/35               125,922
       563,710                AAA/Aaa       Federal National Mortgage Association, 5.0%, 2/1/20-6/1/22               591,237
        74,555                AAA/Aaa       Federal National Mortgage Association, 5.5%, 3/1/18-5/1/34                78,785
       180,266                AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/31-7/1/37              191,259
         2,317                AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/31-2/1/32                 2,506
           249                AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/29                          276
       186,564                AAA/Aaa       Government National Mortgage Association, 4.5%, 9/15/33-4/15/35          187,659
        17,802                AAA/Aaa       Government National Mortgage Association, 5.0%, 4/15/35                   18,402
       346,313                AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/19-11/15/35        365,615
       141,148                AAA/Aaa       Government National Mortgage Association, 6.0%, 5/15/17-10/15/33         150,716
        18,679                AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/29-11/15/32          20,159
         2,622                AAA/Aaa       Government National Mortgage Association, 7.5%, 5/15/23                    2,904
           509                AAA/Aaa       Government National Mortgage Association I, 7.0%, 3/15/31                    567
        22,534                AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                23,727
        38,622                AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33               41,276
       150,000                AAA/Aaa       U.S. Treasury Bonds, 4.5%, 11/15/10                                      155,221
        25,000                AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                       29,859
        24,768                AAA/Aaa       U.S. Treasury Inflation Protected Security, 2.125%, 1/15/19               26,265
       150,000                NR/Aaa        U.S. Treasury Notes, 0.875%, 1/31/11                                     150,469
       150,000                AAA/Aaa       U.S. Treasury Notes, 0.875%, 2/28/11                                     150,363
       300,000                AAA/Aaa       U.S. Treasury Notes, 3.625%, 8/15/19                                     294,938
       100,000                AAA/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39                                       93,813
       200,000                AAA/Aaa       U.S. Treasury Notes, 4.375%, 2/15/38                                     192,000
       100,000                AAA/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36                                        98,500
       100,000                AAA/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38                                        97,922
       457,000                AAA/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39                                       446,643
       150,000                AAA/Aaa       U.S. Treasury Notes, 1.25%, 11/30/10                                     151,055
                                                                                                                 -----------
                                                                                                                 $ 3,919,432
                                                                                                                 -----------
                                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                            (Cost $3,870,583)                                                    $ 3,919,432
                                                                                                                 -----------
                                            FOREIGN GOVERNMENT BONDS - 7.1%
ITL 65,000,000                BBB-/Baa2     Banco Nac De Desen Econo, 8.0%, 4/28/10                              $    48,696
       205,000                AAA/Aaa       Canada Housing Trust No. 1, 3.75%, 3/15/20                               191,127
        60,000                AAA/Aaa       Canadian Government, 4.25%, 6/1/18                                        60,484
       100,000                A/A2          Export-Import Bank of Korea, 5.875%, 1/14/15                             107,311
SEK  1,140,000                AAA/Aaa       Government of Sweden, 5.25%, 3/15/11                                     168,347
SEK    980,000                AAA/Aaa       Government of Sweden, 5.5%, 10/8/12                                      150,688
EURO   268,000                AAA/Aaa       Government of France, 3.75%, 4/25/17                                     397,940
       100,000                A/A2          Korea Gas Corp., 6.0%, 7/15/14 (144A)                                    108,232
NOK  1,280,000                AAA/Aaa       Norway Government Bond, 4.25%, 5/19/17                                   224,540
NOK    315,000                AAA/Aaa       Norway Government Bond, 5.0%, 5/15/15                                     57,631
NOK    437,000                AAA/Aaa       Norwegian Government, 6.0%, 5/16/11                                       79,018
AUD    176,000                AA-/Aa1       Ontario Province, 5.5%, 4/23/13                                          156,967

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)


                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                                               Value
                                             FOREIGN GOVERNMENT BONDS - (continued)
    50,000                     A-/A2         Poland Government International, 6.375%, 7/15/19                      $    54,384
AUD 69,000                     AAA/Aaa       Queensland Treasury Corp., 6.0%, 8/14/13                                   63,286
    38,359                     BBB-/Ba1      Republic of Colombia, 9.75%, 4/9/11                                        41,044
    17,000                     BBB-/Baa3     Republic of Peru, 7.125%, 3/30/19                                          19,550
   100,000                     AA-/Aa2       State of Qatar, 5.25%, 1/20/20 (144A)                                     100,262
                                                                                                                   -----------
                                                                                                                   $ 2,029,507
                                                                                                                   -----------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $1,842,335)                                                     $ 2,029,507
                                                                                                                   -----------
                                             MUNICIPAL BONDS - 1.2%
                                             Government - 1.2%
                                             Municipal Airport - 0.2%
    58,000                     B/B3          New Jersey Economic Development Authority Special Facility Revenue,
                                             7.0%, 11/15/30                                                        $    54,322
    17,000                     B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29                  14,657
                                                                                                                   -----------
                                                                                                                   $    68,979
                                                                                                                   -----------
                                             Municipal General - 0.3%
    66,000                     AA-/A1        Wisconsin State General, 5.75%, 5/1/33                                $    71,286
                                                                                                                   -----------
                                             Municipal Higher Education - 0.7%
    98,000                     AAA/Aa3       California State University Revenue, 5.0%, 11/1/39                    $    97,242
    99,000                     AAA/Aaa       Connecticut State Health & Educational, 5.0%, 7/1/42                      103,693
                                                                                                                   -----------
                                                                                                                   $   200,935
                                                                                                                   -----------
                                             Total Government                                                      $   341,200
                                                                                                                   -----------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $314,885)                                                       $   341,200
                                                                                                                   -----------
                                             SENIOR FLOATING RATE LOAN INTERESTS - 8.8%**
                                             Energy - 0.4%
                                             Oil & Gas Equipment & Services - 0.4%
   158,000       8.00          B+/Ba3        Hudson Products Holdings, Inc., Term Loan, 8/24/15                    $   124,820
                                                                                                                   -----------
                                             Total Energy                                                          $   124,820
                                                                                                                   -----------
                                             Materials - 0.5%
                                             Steel - 0.5%
   195,000       9.25          B/B3          Niagara Corp., Term Loan, 6/30/14                                     $   128,700
                                                                                                                   -----------
                                             Total Materials                                                       $   128,700
                                                                                                                   -----------
                                             Capital Goods - 0.8%
                                             Construction & Engineering - 0.3%
    27,195       8.00          BB-/B1        Custom Building Products, Inc., 1st Lien Term Loan, 10/20/11          $    26,583
    55,796       2.50          BB+/Ba1       URS Corp., Tranche B Term, 5/15/13                                         54,837
                                                                                                                   -----------
                                                                                                                   $    81,420
                                                                                                                   -----------
                                             Industrial Machinery - 0.5%
   100,000       6.25          NR/NR         SIG Holding AG, European Term , 11/5/15                               $   143,061
                                                                                                                   -----------
                                             Total Capital Goods                                                   $   224,481
                                                                                                                   -----------

20    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                                  Value
                                          Transportation - 0.2%
                                          Air Freight & Couriers - 0.2%
    16,988    3.10          B/Ba2         Ceva Group Plc, Additional Pre-Funded Loan, 11/4/13                      $    14,326
    44,760    3.24          NR/Ba2        Ceva Group Plc, U.S. Term Loan, 11/4/13                                       37,635
                                                                                                                   -----------
                                                                                                                   $    51,961
                                                                                                                   -----------
                                          Total Transportation                                                     $    51,961
                                                                                                                   -----------
                                          Automobiles & Components - 1.1%
                                          Automobile Manufacturers - 0.3%
    99,616    3.29          B-/Ba3        Ford Motor Co., Tranche B-1 Term, 12/15/13                               $    92,560
                                                                                                                   -----------
                                          Tires & Rubber - 0.8%
   230,000    2.34          BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14                  $   213,469
                                                                                                                   -----------
                                          Total Automobiles & Components                                           $   306,029
                                                                                                                   -----------
                                          Consumer Durables & Apparel - 0.4%
                                          Housewares & Specialties - 0.4%
   113,320    2.75          BB-/Ba2       Jarden Corp., Term B3 Loan, 1/24/12                                      $   110,669
                                                                                                                   -----------
                                          Total Consumer Durables & Apparel                                        $   110,669
                                                                                                                   -----------
                                          Consumer Services - 1.0%
                                          Casinos & Gaming - 1.0%
    58,042    2.79          BB-/Ba3       Gateway Casinos & Entertainment, Inc., Delayed Draw Term
                                          Loan, 9/30/14                                                            $    48,320
   286,562    2.79          BB-/Ba3       Gateway Casinos & Entertainment, Inc.,Term Advance
                                          Loan, 9/30/14                                                                238,563
                                                                                                                   -----------
                                                                                                                   $   286,883
                                                                                                                   -----------
                                          Total Consumer Services                                                  $   286,883
                                                                                                                   -----------
                                          Media - 0.4%
                                          Cable & Satellite - 0.4%
    98,250    7.25          B+/B1         Charter Communications, Inc., Incremental Term Loan, 3/6/14              $   100,387
                                                                                                                   -----------
                                          Total Media                                                              $   100,387
                                                                                                                   -----------
                                          Household & Personal Products - 0.4%
                                          Personal Products - 0.4%
   100,000    4.26          B-/Ba3        Revlon Consumer Products Corp., Term Loan, 1/15/12                       $    98,143
                                                                                                                   -----------
                                          Total Household & Personal Products                                      $    98,143
                                                                                                                   -----------
                                          Health Care Equipment & Services - 0.7%
                                          Health Care Facilities - 0.7%
     5,815    2.51          BB-/Ba3       CHS/Community Health Systems, Inc., Delayed Draw Term Loan,
                                          7/25/14                                                                  $     5,497
   113,767    2.51          BB-/Ba3       CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14                107,542
    99,834    2.02          B+/Ba2        Psychiatric Solutions, Inc., Term Loan, 7/2/12                                94,793
                                                                                                                   -----------
                                                                                                                   $   207,832
                                                                                                                   -----------
                                          Total Health Care Equipment & Services                                   $   207,832
                                                                                                                   -----------
                                          Technology Hardware & Equipment - 1.6%
                                          Electronic Components - 1.2%
    81,933    2.53          BB-/Ba1       Flextronics Semiconductor, Inc., A1A Delayed Draw Term Loan, 10/1/14     $    76,181
   285,127    2.51          BB-/Ba1       Flextronics Semiconductor, Inc., Closing Date Loan, 10/1/14                  265,109
                                                                                                                   -----------
                                                                                                                   $   341,290
                                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                               Value
                                          Electronic Equipment & Instruments - 0.4%
    52,812          3.64    BB/Ba2        H3C Holdings, Ltd., Tranche B Term Loan, 9/28/12                      $    50,876
    76,615          7.25    BB+/Ba3       L-1 Identity Solutions, Inc., Tranche B1 Loan, 8/15/13                     77,190
                                                                                                                -----------
                                                                                                                $   128,066
                                                                                                                -----------
                                          Total Technology Hardware & Equipment                                 $   469,356
                                                                                                                -----------
                                          Semiconductors - 0.5%
                                          Semiconductor Equipment - 0.5%
    96,329          1.99    BB/NR         Freescale Semiconductor, Inc., Term Loan, 11/29/13                    $    84,709
    69,116         12.50    BB/NR         Freescale Semiconductor, Inc., New Term Loan, 12/15/14                     71,362
                                                                                                                -----------
                                                                                                                $   156,071
                                                                                                                -----------
                                          Total Semiconductors                                                  $   156,071
                                                                                                                -----------
                                          Telecommunication Services - 0.3%
                                          Alternative Carriers - 0.3%
    99,738          2.73    B/Caa1        Paetec Holding Corp., Floating Rate, 2/28/13                          $    95,312
                                                                                                                -----------
                                          Total Telecommunication Services                                      $    95,312
                                                                                                                -----------
                                          Utilities - 0.5%
                                          Electric Utilities - 0.4%
   149,617          3.73    B+/Ba3        Texas Competitive Electric Holdings Co., LLC, Initial Tranche B-2,
                                          10/10/14                                                              $   122,219
                                                                                                                -----------
                                          Independent Power Producer & Energy Traders - 0.1%
    21,740          2.00    BB+/Baa3      NRG Energy, Inc., Term Loan, 2/1/13                                   $    20,738
    12,825          1.51    BB+/Baa3      NRG Energy, Inc., Credit-Linked Loan, 2/1/13                               12,232
                                                                                                                -----------
                                                                                                                $    32,970
                                                                                                                -----------
                                          Total Utilities                                                       $   155,189
                                                                                                                -----------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $2,821,387)                                                     $ 2,515,833
                                                                                                                -----------


 Shares
                                          RIGHTS/WARRANTS - 0.1%
                                          Automobiles & Components - 0.1%
                                          Auto Parts & Equipment - 0.1%
  482                                     Lear Corp. Warrants*                                                  $    30,462
                                                                                                                -----------
                                          TOTAL RIGHTS/WARRANTS
                                          (Cost $12,204)                                                        $    30,462
                                                                                                                -----------


  Principal
 Amount ($)
                                          TEMPORARY CASH INVESTMENTS - 1.9%
                                          Securities Lending Collateral - 1.9% (d)
                                          Certificates of Deposit:
   16,223                                 Bank of Nova Scotia, 0.19%, 2/17/10                                   $    16,223
   16,223                                 DnB NOR Bank ASA NY, 0.2%, 2/17/10                                         16,223
    5,906                                 Nordea Bank Finland, 0.19%, 1/28/10                                         5,906
   14,749                                 Svenska NY, 0.20%, 3/30/10                                                 14,749
   17,698                                 Rabobank Nederland NY, 0.19%, 3/2/10                                       17,698
    1,582                                 Westpac Banking NY, 1.35%, 3/19/10                                          1,582
   14,748                                 Societe Generale, 0.21%, 3/4/10                                            14,748
   16,223                                 CBA Financial, 0.27%, 1/3/11                                               16,223

22    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                    Value
                                          Certificates of Deposit - (continued)
     4,492                                BNP Paribas, 0.78%, 6/4/10                 $     4,492
    10,477                                Wachovia Bank NA, 1.17%, 5/14/10                10,477
                                                                                     -----------
                                                                                     $   118,321
                                                                                     -----------
                                          Commercial Paper:
    11,792                                BBVA London, 0.28%, 3/18/10                $    11,792
     3,165                                US BanCorp., 0.26%, 5/6/10                       3,165
     2,971                                American Honda Finance, 0.22%, 2/5/10            2,971
     4,428                                GE Capital Corp., 0.45%, 8/20/10                 4,428
     1,597                                GE Capital Corp., 0.38%, 10/21/10                1,597
     1,607                                GE Capital Corp., 0.34%, 10/6/10                 1,607
    11,795                                HND AF, 0.18%, 3/2/10                           11,795
    16,219                                HSBC, 0.20%, 2/19/10                            16,219
     1,645                                John Deer Capital Corp., 0.36%, 7/6/10           1,645
    12,492                                JPMorgan Chase & Co., 0.57%, 9/24/10            12,492
    14,743                                NABPP, 0.19%, 3/8/10                            14,743
    11,495                                PARFIN, 0.25%, 4/19/10                          11,495
    14,742                                Cafco, 0.20%, 3/15/10                           14,742
    16,218                                Char FD, 0.18%, 3/5/10                          16,218
    14,733                                WSTPAC, 0.25%, 5/27/10                          14,733
     8,846                                Ciesco, 0.20%, 3/8/10                            8,846
     7,372                                Ciesco, 0.20%, 2/18/10                           7,372
    14,745                                Fasco, 0.17%, 2/12/10                           14,745
     7,385                                Kithaw, 0.21%, 3/2/10                            7,385
     7,565                                Kithaw, 0.20%, 2/23/10                           7,565
    10,128                                Old LLC, 0.19%, 3/17/10                         10,128
     4,136                                Old LLC, 0.18%, 2/17/10                          4,136
     5,035                                Ranger, 0.20%, 3/12/10                           5,035
     5,014                                SRCPP, 0.19%, 2/3/10                             5,014
    10,322                                SRCPP, 0.19%, 2/10/10                           10,322
     4,421                                TB LLC, 0.19%, 2/8/10                            4,421
     8,107                                TB LLC, 0.20%, 3/5/10                            8,107
     2,951                                TB LLC, 0.10%, 2/9/10                            2,951
    16,828                                Bank of America, 0.87%, 5/12/10                 16,828
     2,950                                BBVA Senior US, 0.30%, 3/12/10                   2,950
    16,725                                Santander, 0.33%, 7/23/10                       16,725
     5,897                                WFC, 0.49%, 8/20/10                              5,897
                                                                                     -----------
                                                                                     $   278,069
                                                                                     -----------
                                          Tri-party Repurchase Agreements:
    58,993                                Deutsche Bank, 0.01%, 1/4/10               $    58,993
    29,497                                JPMorgan, 0.0%, 1/4/10                          29,497
    39,851                                Barclays Capital Markets, 0.0%, 1/4/10          39,851
                                                                                     -----------
                                                                                     $   128,341
                                                                                     -----------


The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/09                                   (continued)
--------------------------------------------------------------------------------


            Floating      S&P/Moody's
            Rate (b)      Ratings
    Shares  (unaudited)   (unaudited)                                                     Value
                                        Money Market Mutual Funds:
  11,799                                Dreyfus Preferred Money Market Fund         $    11,797
  11,799                                Blackrock Liquidity Temporary Cash Fund          11,799
                                                                                    -----------
                                                                                    $    23,596
                                                                                    -----------
                                        Total Securities Lending Collateral         $   548,327
                                                                                    -----------
                                        TOTAL TEMPORARY CASH INVESTMENTS
                                        (Cost $548,327)                             $   548,327
                                                                                    -----------
                                        TOTAL INVESTMENT IN SECURITIES - 99.8%
                                        (Cost $27,617,638) (a)                      $28,471,157
                                                                                    -----------
                                        OTHER ASSETS AND LIABILITIES - 0.2%         $    63,157
                                                                                    -----------
                                        TOTAL NET ASSETS - 100.0%                   $28,534,314
                                                                                    ===========

*       Security is non-income producing.
+       Investment deemed to be an affiliate of the Portfolio.
** Senior secured Floating Rate Note loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These baselending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
        Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
NR      Not rated by either S&P or Moody's.
WR      Withdrawn rating.
PIK     Represents a pay in kind security.
(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2009, the value of these securities amounted to $3,487,687 or 12.2% of total net assets.
(a) At December 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $27,626,432 was as follows:


   Aggregate gross unrealized gain for all investments in which there is an excess of
   value over tax cost                                                                      $  2,087,288
   Aggregate gross unrealized loss for all investments in which there is an excess of tax
   cost over value                                                                            (1,242,562)
                                                                                            ------------
   Net unrealized gain                                                                      $    844,726
                                                                                            ============


(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(c)     At December 30, 2009, the following securities were out on loan:


   Principal
      Amount   Security                                                   Value
 $  50,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)        $ 52,500
   125,000     Cricket Communications, Inc., 9.375%, 11/01/14            125,625
   100,000     Hyundai Capital Services, Inc., 6.0%, 5/5/15              104,416
    50,000     Mylan Labs, Inc., 1.25%, 3/15/12                           51,875
   100,000     Tengizchevroil Finance Co., 6.124%, 11/15/14 (144A)       100,000
    58,000     Tenneco Automotive, Inc., 8.625%, 11/15/14                 58,507
    48,000     TXU Energy Co., 10.25%, 11/1/15                            39,210
                                                                        --------
               Total                                                    $532,133
                                                                        ========

(d)     Securities lending collateral is managed by Credit Suisse AG, New York
        Branch.
(e)     Security is in default and is non-income producing.

        Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
AUD     Australian Dollar
EURO    Euro
ITL     Italian Lira
NOK     Norwegian Krone
SEK     Swedish Krone

        Purchases and sales of securities (excluding temporary cash investments) for the year ended December 30, 2009, were as follows:


                                   Purchases        Sales
   Long-term U.S. Government     $11,878,081    $20,871,826
   Other Long-term Securities    $16,322,876    $45,737,327


24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Portfolio's assets:



                                               Level 1        Level 2       Level 3        Total
----------------------------------------------------------------------------------------------------
Asset backed securities                       $      -      $   968,259        $-       $   968,259
Collateralized mortgage obligations                  -        1,612,857         -         1,612,857
Corporate bonds                                      -       14,930,723         -        14,930,723
Convertible Corporate bonds                          -        1,099,821         -         1,099,821
Municipal bonds                                      -          341,200         -           341,200
U.S. government and agency obligations               -        3,919,432         -         3,919,432
Foreign government bonds                             -        2,029,507         -         2,029,507
Senior Floating Rate Note loan interests             -        2,515,833         -         2,515,833
Common stocks (other)                          236,100                -         -           236,100
Common stocks (real estate)                          -           93,436         -            93,436
Preferred stock                                145,200                -         -           145,200
Rights/Warrants                                      -           30,462         -            30,462
Temporary cash investments                           -          524,731         -           524,731
Money market mutual funds                       23,596                -         -            23,596
                                              --------      -----------        --       -----------
Total                                         $404,896      $28,066,261        $-       $28,471,157
                                              --------      -----------        --       -----------
Other Financial Instruments*                  $      -      $    42,921        $-       $    42,921
                                              ========      ===========        ==       ===========

*       Other financial instruments include foreign exchange contracts

The accompanying notes are an integral part of these financial statements.    25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                  Year Ended      Year Ended    Year Ended     Year Ended    Year Ended
Class I                                            12/31/09        12/31/08      12/31/07       12/31/06      12/31/05
Net asset value, beginning of period               $  8.91         $ 10.83       $ 10.80        $ 10.76       $ 11.26
                                                   -------         -------       -------        -------       -------
Increase (decrease) from investment operations:
 Net investment income                             $  0.61(a)      $  0.68       $  0.58        $  0.55       $  0.61
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        1.85           (1.86)         0.09           0.12         (0.31)
                                                   -------         -------       -------        -------       -------
  Net increase (decrease) from investment
    operations                                     $  2.46         $ (1.18)      $  0.67        $  0.67       $  0.30
Distributions to shareholders:
 Net investment income                               (0.78)          (0.72)        (0.58)         (0.58)        (0.64)
 Net realized gain                                   (0.52)          (0.02)        (0.06)         (0.05)        (0.16)
                                                   -------         -------       -------        -------       -------
  Net increase (decrease) in net asset value       $  1.16         $ (1.92)      $  0.03        $  0.04       $ (0.50)
                                                   -------         -------       -------        -------       -------
Net asset value, end of period                     $ 10.07         $  8.91       $ 10.83        $ 10.80       $ 10.76
                                                   =======         =======       =======        =======       =======
Total return*                                        29.73%         (11.57)%        6.43%          6.48%         2.74%
Ratio of net expenses to average net assets+          1.28%           0.89%         0.84%          0.83%         0.89%
Ratio of net investment income to average net
 assets+                                              6.43%           6.49%         5.26%          5.13%         5.57%
Portfolio turnover rate                                 71%             66%           64%            44%           46%
Net assets, end of period (in thousands)           $15,096         $12,822       $17,665        $18,989       $20,662
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                         1.28%           0.89%         0.84%          0.83%         0.89%
 Net investment income                                6.43%           6.49%         5.26%          5.13%         5.57%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


26    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                  Year Ended      Year Ended    Year Ended     Year Ended    Year Ended
Class II                                           12/31/09        12/31/08      12/31/07       12/31/06      12/31/05
Net asset value, beginning of period               $  8.92         $ 10.83       $ 10.80        $ 10.76       $ 11.26
                                                   -------         -------       -------        -------       -------
Increase (decrease) from investment operations:
 Net investment income                             $  0.62(a)      $  0.64       $  0.53        $  0.51       $  0.55
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        1.82           (1.84)         0.12           0.14         (0.28)
                                                   -------         -------       -------        -------       -------
  Net increase (decrease) from investment
    operations                                     $  2.44         $ (1.20)      $  0.65        $  0.65       $  0.27
Distributions to shareholders:
 Net investment income                               (0.77)          (0.69)        (0.56)         (0.56)        (0.61)
 Net realized gain                                   (0.52)          (0.02)        (0.06)         (0.05)        (0.16)
                                                   -------         -------       -------        -------       -------
  Net increase (decrease) in net asset value       $  1.14         $ (1.91)      $  0.03        $  0.04       $ (0.50)
                                                   -------         -------       -------        -------       -------
Net asset value, end of period                     $ 10.06         $  8.92       $ 10.83        $ 10.80       $ 10.76
                                                   =======         =======       =======        =======       =======
Total return*                                        29.35%         (11.69)%        6.17%          6.24%         2.49%
Ratio of net expenses to average net assets+          1.32%           1.14%         1.08%          1.07%         1.14%
Ratio of net investment income to average net
 assets+                                              6.65%           6.27%         5.03%          4.88%         5.30%
Portfolio turnover rate                                 71%             66%           64%            44%           46%
Net assets, end of period (in thousands)           $13,438         $48,988       $59,543        $48,052       $40,045
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                         1.32%           1.14%         1.08%          1.07%         1.14%
 Net investment income                                6.65%           6.27%         5.03%          4.88%         5.30%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/09
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $532,133) (cost $27,565,304)      $ 28,418,819
 Investment in securities of affiliated issuers, at value (cost $52,334)                          52,338
                                                                                            ------------
  Total Investment in securities, at value (cost $27,617,638)                               $ 28,471,157
                                                                                            ------------
 Cash                                                                                             50,075
 Foreign currencies, at value (cost $219,079)                                                    215,392
 Receivables --
 Investment securities sold                                                                           26
 Dividends and interest                                                                          401,289
 Forward foreign currency portfolio hedge contracts, open-net                                     42,921
 Other                                                                                               563
                                                                                            ------------
  Total assets                                                                              $ 29,181,423
                                                                                            ------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                                                               $     35,818
 Dividends                                                                                           137
 Upon return of securities loaned                                                                548,327
 Due to affiliates                                                                                 1,126
 Accrued expenses                                                                                 61,701
                                                                                            ------------
  Total liabilities                                                                         $    647,109
                                                                                            ------------
NET ASSETS:
 Paid-in capital                                                                            $ 28,016,846
 Undistributed net investment income                                                             685,830
 Accumulated net realized loss on investments and foreign currency transactions               (1,061,811)
 Net unrealized gain on investments                                                              853,519
 Net unrealized gain on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                  39,930
                                                                                            ------------
  Total net assets                                                                          $ 28,534,314
                                                                                            ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class 1 (based on $15,095,979/1,499,676 shares)                                            $      10.07
                                                                                            ============
 Class 2 (based on $13,438,335/1,335,752 shares)                                            $      10.06
                                                                                            ============


28    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/09


INVESTMENT INCOME:
 Dividends                                                                               $     18,050
 Interest and other (net of foreign taxes withheld of $865)                                 3,009,000
 Income from securities loaned, net                                                             9,741
                                                                                         ------------
  Total investment income                                                                                   $  3,036,791
                                                                                                            ------------
EXPENSES:
 Management fees                                                                         $    250,707
 Transfer agent fees
 Class I                                                                                        1,579
 Class II                                                                                       1,580
 Distribution fees (Class II)                                                                  61,431
 Administrative reimbursements                                                                 13,114
 Custodian fees                                                                                22,296
 Professional fees                                                                             58,789
 Printing expense                                                                              21,660
 Fees and expenses of nonaffiliated trustees                                                    7,677
 Miscellaneous                                                                                 64,231
                                                                                         ------------
  Total expenses                                                                                            $    503,064
                                                                                                            ------------
   Net investment income                                                                                    $  2,533,727
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS AND REDEMPTIONS IN KIND:
 Net realized gain (loss) on:
 Investments                                                                             $ (1,195,272)
 Redemption in kind                                                                        (7,984,207)
 Redemption in kind denominated in foreign currencies                                        (120,072)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          145,206       $ (9,154,345)
                                                                                         ------------       ------------
 Change in net unrealized gain (loss) on:
 Investments                                                                             $ 15,518,938
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                           36,367       $ 15,555,305
                                                                                         ------------       ------------
 Net gain on investments and foreign currency transactions                                                  $  6,400,960
                                                                                                            ------------
 Net increase in net assets resulting from operations                                                       $  8,934,687
                                                                                                            ============


The accompanying notes are an integral part of these financial statements.    29

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/09 and 12/31/08, respectively


                                                                                              Year Ended        Year Ended
                                                                                               12/31/09          12/31/08
FROM OPERATIONS:
Net investment income                                                                       $   2,533,727      $   4,721,797
Net realized gain (loss) on investments, foreign currency transactions and redemptions
 in kind                                                                                       (9,154,345)         1,981,770
Change in net unrealized gain (loss) on investments and foreign currency transactions          15,555,305        (15,735,401)
                                                                                            -------------      -------------
  Net increase (decrease) in net assets resulting from operations                           $   8,934,687      $  (9,031,834)
                                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.78 and $0.72 per share, respectively)                                         $  (1,141,559)     $  (1,143,226)
  Class II ($0.77 and $0.69 per share, respectively)                                           (1,880,322)        (3,939,576)
Net realized gain:
  Class I ($0.52 and $0.02 per share, respectively)                                              (752,816)           (25,046)
  Class II ($0.52 and $0.02 per share, respectively)                                             (552,111)           (88,896)
                                                                                            -------------      -------------
    Total distributions to shareowners                                                      $  (4,326,808)     $  (5,196,744)
                                                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  26,385,130      $  23,423,302
Reinvestment of distributions                                                                   4,317,508          5,196,736
Cost of shares repurchased                                                                    (25,824,294)       (29,789,099)
Redemptions in kind                                                                           (42,762,075)                --
                                                                                            -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                            $ (37,883,731)     $  (1,169,061)
                                                                                            -------------      -------------
  Net decrease in net assets                                                                $ (33,275,852)     $ (15,397,639)
NET ASSETS:
Beginning of year                                                                              61,810,166         77,207,805
                                                                                            -------------      -------------
End of year                                                                                 $  28,534,314      $  61,810,166
                                                                                            =============      =============
Undistributed net investment income                                                         $     685,830      $   1,162,333
                                                                                            =============      =============


                                     '09 Shares        '09 Amount     '08 Shares        '08 Amount
CLASS I
Shares sold                             275,767       $   2,573,123        203,690      $   2,070,181
Reinvestment of distributions           203,418           1,894,375        114,641          1,168,264
Less shares repurchased                (418,028)         (3,926,159)      (510,910)        (5,037,442)
                                     ----------       -------------     ----------      -------------
  Net increase (decrease)                61,157       $     541,339       (192,579)     $  (1,798,997)
                                     ==========       =============     ==========      =============
CLASS II
Shares sold                           2,501,905       $  23,812,007      2,036,958      $  21,353,121
Reinvestment of distributions           263,313           2,423,133        396,075          4,028,472
Less shares repurchased              (2,299,467)        (21,898,135)    (2,438,095)       (24,751,657)
Less redemptions in kind             (4,622,927)        (42,762,075)            --                 --
                                     ----------       -------------     ----------      -------------
  Net increase (decrease)            (4,157,176)      $ (38,425,070)        (5,062)     $     629,936
                                     ==========       =============     ==========      =============


30    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust) a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.


When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.


The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interest (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2009 there were no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual Portfolios are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, no such taxes were paid.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Portfolio had a net capital loss carryforward of $1,047,958, which will expire in 2016 if not utilized.

   The Fund has elected to defer $13,853 in capital losses recognized between November 1, 2009 and December 31, 2009 to its fiscal year ending December 31, 2010.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At December 31, 2009, the Fund has reclassified $11,651 to increase undistributed net investment income, $8,092,628 to decrease accumulated net realized loss on investments and foreign currency transactions and $8,104,279 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:


-------------------------------------------------------------
                                        2009           2008
-------------------------------------------------------------
  Distributions paid from:
  Ordinary income                  $  3,846,749    $5,196,744
  Long-term capital gain                480,059             -
                                   ------------    ----------
       Total distributions         $  4,326,808    $5,196,744
                                   ============    ==========
  Distributable Earnings:
  Undistributed ordinary income    $    737,545
  Capital loss carryforward          (1,047,958)
  Current year post-October loss
     deferred                           (13,853)
  Unrealized appreciation               841,734
                                   ------------
       Total                       $    517,468
                                   ============
-------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax basis adjustments on defaulted bonds and the tax treatment of mark-to-market of foreign currency contracts.

E. Portfolio Shares and Allocation

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $246,276 in commissions on the sale of Trust shares for the year ended December 31, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/09                             (continued)
--------------------------------------------------------------------------------

   in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $784 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2009.


4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $92 in distribution fees payable to PFD at December 31, 2009.


5. Forward Foreign Currency Contracts

During the year ended December 31, 2009, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At December 31, 2009, the Portfolio had no outstanding settlement hedges. The average number of contracts open during the year ended December 31, 2009 was 34,821,345.

As of December 31, 2009, outstanding forward portfolio hedge contracts were as follows:


----------------------------------------------------------------------------------------
                                                                            Net
                                                                         Unrealized
                            Contracts to    In Exchange   Settlement   Appreciation/
Currency                       Deliver          For          Date      (Depreciation)
----------------------------------------------------------------------------------------
 AUD (Australian Dollar)   (175,000)       $(160,349)      2/22/10        $ 3,824
 EUR (European Dollar)     (510,000)       $(769,565)       1/7/10        $39,097
----------------------------------------------------------------------------------------
                                                                          $42,921
----------------------------------------------------------------------------------------



6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of December 31, 2009:

-------------------------------------------------------------------------------------------
        Derivatives Not           Asset Derivatives 2009     Liabilities Derivatives 2009
   Accounted for as Hedging    ----------------------------  ----------------------------
       Instruments under
     Accounting Standards
    Codification (ASC) 815          Balance         Fair         Balance
 (formerly FASB Statement 133)  Sheet Location      Value    Sheet Location   Fair Value
-------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables*      $42,921      Payables          $-
-------------------------------------------------------------------------------------------
 Total                                            $42,921                        $-
-------------------------------------------------------------------------------------------

* Foreign Exchange Contracts are shown as a net receivable on the Statement of Assets and Liabilities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

-------------------------------------------------------------------------------------------------------------------------
   Derivatives Not Accounted
         for as Hedging                                                                                Change in
       Instruments under                                                                           Unrealized Gain or
      Accounting Standards           Location of Gain or (Loss)           Realized Gain or             (Loss) on
     Codification (ASC) 815                On Derivatives              (Loss) on Derivatives     Derivatives Recognized
 (formerly FASB Statement 133)          Recognized in Income            Recognized in Income           in Income
-------------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain on forward                 $54,998
                                foreign currency contracts and
                                other assets and liabilities
                                denominated in foreign currencies

 Foreign Exchange Contracts     Change in unrealized gain (loss)                                        $24,554
                                on forward foreign currency
                                contracts and other assets and
                                liabilities denominated in foreign
                                currencies
-------------------------------------------------------------------------------------------------------------------------


7. Affiliated Companies

The Portfolio's investments in securities managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Portfolio for the year ended December 31, 2009:


------------------------------------------------------------------------------------------------------------------------------------
                                                                       Sales/
                                        Principal      Purchases      Transfers   Principal                  Net
                                          Amount      (principal     (principal     Amount    Interest     Realized      Fair
              Affiliates                 12/31/08       amount)        amount)     12/31/09    Income    (Loss) Gain     Value
------------------------------------------------------------------------------------------------------------------------------------
 ATF Bank JSC, 9.25%, 4/12/12 (144A)   $160,000      --             107,000      $53,000     $9,851     $(43,405)     $52,338
------------------------------------------------------------------------------------------------------------------------------------


8. Subsequent Events

In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through February 12, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



/s/ Ernst & Young LLP


Boston, Massachusetts
February 12, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 58.53% and 0.0%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2009 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                         (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2009 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (83)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a director   None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of
                                                                            Cole Management Inc. (since
                                                                            2004); Director of Fiduciary
                                                                            Counseling, Inc.; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and President of   None
(51)*                      Executive Vice    until a successor trustee is   Pioneer Investment Management
                           President         elected or earlier             USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global
                                                                            Asset Management S.p.A. (since
                                                                            April 2007); and Head of New
                                                                            Markets Division, Pioneer
                                                                            Global Asset Management S.p.A.
                                                                            (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*  Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE              DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (66)         Trustee          Trustee since 2005. Serves      Managing Partner, Federal City   Director of Enterprise
                                            until a successor trustee       Capital Advisors (corporate      Community Investment,
                                            is elected or earlier           advisory services company)       Inc. (privately held
                                            retirement or removal.          (1997 to 2004 and 2008 to        affordable housing
                                                                            present); and Executive Vice     finance company); and
                                                                            President and Chief Financial    Director of Oxford
                                                                            Officer, I-trax, Inc. (publicly  Analytica, Inc.
                                                                            traded health care services      (privately held
                                                                            company) (2004 - 2007)           research and
                                                                                                             consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)          Trustee          Trustee since 2000. Serves      President, Bush International,   Director of Marriott
                                            until a successor trustee       LLC (international financial     International, Inc.;
                                            is elected or earlier           advisory firm)                   Director of Discover
                                            retirement or removal.                                           Financial Services
                                                                                                             (credit card issuer
                                                                                                             and electronic payment
                                                                                                             services); Director of
                                                                                                             Briggs & Stratton Co.
                                                                                                             (engine manufacturer);
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company);
                                                                                                             Director of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense, and
                                                                                                             intelligence
                                                                                                             technology firm); and
                                                                                                             Member, Board of
                                                                                                             Governors, Investment
                                                                                                             Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves      Professor, Harvard University
(65)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice          None
(62)                                        until a successor trustee       President and Corporate
                                            is elected or earlier           Secretary, The Winthrop Group,
                                            retirement or removal.          Inc. (consulting firm); and
                                                                            Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)       Trustee          Trustee since 2006. Serves      Chief Executive Officer,         None
                                            until a successor trustee       Quadriserv, Inc. (technology
                                            is elected or earlier           products for securities lending
                                            retirement or removal.          industry) (2008 - present);
                                                                            Private investor (2004 - 2008);
                                                                            and Senior Executive Vice
                                                                            President, The Bank of New York
                                                                            (financial and securities
                                                                            services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)   Trustee          Trustee since 1995. Serves      President and Chief Executive    Director of New
                                            until a successor trustee       Officer, Newbury, Piret &        America High Income
                                            is elected or earlier           Company, Inc. (investment        Fund, Inc. (closed-end
                                            retirement or removal.          banking firm)                    investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)       Trustee          Trustee since 1994. Serves      Senior Counsel, Sullivan &       Director, The Swiss
                                            until a successor trustee       Cromwell LLP (law firm)          Helvetia Fund, Inc.
                                            is elected or earlier                                            (closed-end investment
                                            retirement or removal.                                           company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE              DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Dorothy E. Bourassa (61)   Secretary        Since 2000. Serves at the       Secretary of PIM-USA; Senior     None
                                            discretion of the Board.        Vice President - Legal of
                                                                            Pioneer; Secretary/Clerk of
                                                                            most of PIM-USA's subsidiaries;
                                                                            and Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003 (Assistant Secretary from
                                                                            November 2000 to September
                                                                            2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45) Assistant        Since 2003. Serves at the       Associate General Counsel of     None
                           Secretary        discretion of the Board.        Pioneer since January 2008 and
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds since
                                                                            September 2003; Vice President
                                                                            and Senior Counsel of Pioneer
                                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)       Treasurer        Since 2008. Serves at the       Vice President - Fund            None
                                            discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds from March 2004 to
                                                                            February 2008; and Treasurer
                                                                            and Senior Vice President, CDC
                                                                            IXIS Asset Management Services,
                                                                            from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)      Assistant        Since 2000. Serves at the       Assistant Vice President - Fund  None
                           Treasurer        discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)         Assistant        Since 2002. Serves at the       Fund Accounting Manager - Fund   None
                           Treasurer        discretion of the Board.        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)      Assistant        Since 2009. Serves at the       Fund Administration Manager -    None
                           Treasurer        discretion of the Board.        Fund Accounting, Administration
                                                                            and Controllership Services
                                                                            since November 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds since January 2009; and
                                                                            Client Service Manager -
                                                                            Institutional Investor Services
                                                                            at State Street Bank from March
                                                                            2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)     Chief            Since 2007. Serves at the       Chief Compliance Officer of      None
                           Compliance       discretion of the Board.        Pioneer since December 2006 and
                           Officer                                          of all the Pioneer Funds since
                                                                            January 2007; Vice President
                                                                            and Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity
                                                                            Investments (February 2005 to
                                                                            July 2005); and Independent
                                                                            Consultant (July 1997 to
                                                                            February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   20364-03-0210



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's 19 portfolios, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately
$618,400 in 2009 and $617,700 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2009 and 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return totaled $157,510 in 2009 and $157,510 in 2008.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2009 and 2008, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $157,510 in 2009 and $157,510 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 1, 2010

* Print the name and title of each signing officer under his or her signature.